UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-03599

Name of Registrant: The Royce Fund

Address of Registrant:
745 Fifth Avenue

New York, NY 10151

Name and address of agent for service:	John E. Denneen, Esquire 745 Fifth Avenue New York, NY 10151

Registrant's telephone number, including area code: (212) 508-4500

Date of fiscal year end: December 31

Date of reporting period: January 1, 2017 - December 31, 2017

Item 1. Reports to Shareholders.

333333333

DECEMBER 31, 2017

2017 Annual
Review and Report to Shareholders

Royce Dividend Value Fund

Royce Global Financial Services Fund

Royce International Discovery Fund (formerly named Royce International Micro-Cap Fund)

Royce International Premier Fund

Royce Low-Priced Stock Fund

Royce Micro-Cap Fund

Royce Micro-Cap Opportunity Fund

Royce Opportunity Fund

Royce Pennsylvania Mutual Fund

Royce Premier Fund

Royce Small-Cap Leaders Fund

Royce Small-Cap Value Fund

Royce Small/Mid-Cap Premier Fund

Royce Smaller-Companies Growth Fund

Royce Special Equity Fund

Royce Special Equity Multi-Cap Fund

Royce Total Return Fund

roycefunds.com

LETTER TO OUR SHAREHOLDERS

Table of Contents

Annual Review

Letter to Our Shareholders	2

Performance and Expenses	6

The Royce Funds and Rolling Returns	7

Annual Report to Shareholders

Managers’ Discussions of Fund Performance

Royce Dividend Value Fund	8

Royce Global Financial Services Fund	10

Royce International Discovery Fund (formerly named Royce International Micro-Cap Fund)	12

Royce International Premier Fund	14

Royce Low-Priced Stock Fund	16

Royce Micro-Cap Fund	18

Royce Micro-Cap Opportunity Fund	20

Royce Opportunity Fund	22

Royce Pennsylvania Mutual Fund	24

Royce Premier Fund	26

Royce Small-Cap Leaders Fund	28

Royce Small-Cap Value Fund	30

Royce Small/Mid-Cap Premier Fund	32

Royce Smaller-Companies Growth Fund	34

Royce Special Equity Fund	36

Royce Special Equity Multi-Cap Fund	38

Royce Total Return Fund	40

Schedules of Investments and Financial Statements	42

Notes to Financial Statements	105

Report of Independent Registered Public Accounting Firm	122

Understanding Your Fund’s Expenses	123

Trustees and Officers	126

Board Approval of Investments Advisory Agreements	127

Notes to Performance and Other Important Information	128

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Letter to Our Shareholders

A GOOD YEAR, A PUZZLING PATTERN
A good year for equities, 2017 also looked a little strange at first...
It was a terrific year for stocks in 2017 up and down the asset class scale and across much of the globe. Yet it was also a seemingly odd year, and it played out much differently than we thought it would. A second consecutive year of double-digit returns for small-cap stocks, with the Russell 2000 Index gaining 14.6% in 2017,[1] was more than welcome, of course, even as returns also defied what we would have anticipated against the backdrop of a rapidly growing domestic economy and a rebounding global one. While large-cap’s relatively higher returns in 2017 made sense to us in this context, we also expected that small-cap would draw the bulk of its strength from cyclicals and value stocks in this healthy environment. So we were surprised to see certain growth and defensive stocks take the lead early in 2017 after lagging—in some cases significantly—in 2016, a year that marked its own significant (and in our view favorable) leadership reversals to cyclicals and value. Over the last three years, then, we have transitioned from 2015’s very narrow, growth-led market to 2016’s broader move driven by cyclicals and value stocks to 2017, in which growth reasserted leadership while value lagged significantly.
At first, we chalked up this apparent oddity to the market’s long history of refusing to behave in a logical fashion, at least over the short term. As we parsed the data more closely, however, we were able to more accurately decode what happened. First, the advantages enjoyed by growth stocks and defensives within the Russell 2000 came disproportionately from Health Care, which rose 35.5% in 2017, making it by far the best-performing sector within the small-cap index. Rising more than 50%, biotechnology was particularly strong, bouncing back from a corrective phase in 2016 while pharmaceuticals also made an impressive recovery, climbing 37.2%. In aggregate, five of the six industry groups that comprise the Health Care sector in the Russell 2000 outpaced the overall index in 2017.

It was a terrific year for stocks in 2017 up and down the asset class scale and across much of the globe.

Following Health Care, however, were four sectors in more cyclical areas, each of which also beat the small-cap index: Consumer Discretionary (+15.6%), Industrials (+19.8%), Information Technology (+17.4%), and Materials (+16.7%). Among the index’s

[1] It was also the first calendar year since its 1978 inception in which the small-cap index posted a return between 6% and 16%.

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LETTER TO OUR SHAREHOLDERS

largest sectors, tech is also arguably its most diverse, embracing a mix of cyclical growth and value companies. Two of its more growth-oriented industries—Internet software & services (+28.4%) and software (+27.3%)—did very well while two of its more cyclical industries—electronic equipment, instruments & components (+23.9%) and semiconductors & semiconductor equipment (+15.2%)—also had index-beating returns in 2017.

What, then, contributed most to the odd disparity in small-cap results between cyclicals and defensives, value and growth? An underwhelming, low single-digit performance from banks was arguably the major factor. Slotted in the Financials sector, banks had a weighting just shy of 11% in the Russell 2000 at year-end, larger than six of the 11 sectors in the index, which gives their performance a meaningful impact. (In the Russell 2000 Value Index, their weighting was just shy of 20% at year-end—larger than any other sector in the style index.) Anemic returns for small-cap banks thus played a major role in relative disadvantages for both cyclicals and value. We find the following illustration especially revealing: defensives were up 19.9% in 2017 versus 12.7% for cyclicals. With banks, biotechnology, and pharmaceuticals excluded, however, cyclicals showed better absolute and relative performance—up 15.0% versus 11.4% for defensives.

A Different Picture Emerges Ex-Outliers 2017 Russell 2000 Cyclical vs Defensive Sector Returns
Cyclical and Defensive are defined as follows: Cyclical: Consumer Discretionary, Energy, Financials, Industrials. Defensive: Consumer Staples, Health Care, Real Estate, Telecommunication Services, Utilities.

We think this outlier-excluding comparison goes a long way toward explaining why results for cyclicals versus defensives and value versus growth at first glance looked so strange in a period of economic acceleration.

ARE SMALL-CAPS POISED FOR ANOTHER SHIFT?
After an encouraging 4Q17, can small-cap cyclicals take the lead going forward?

Being narrower, growth-led markets typically create challenges for active managers, who tend to embrace a wider swath of companies. So it was not surprising that results for domestic active small-cap strategies were more varied, and we were pleased to see a number of market-beating performances for a select number of approaches. No doubt, the intertwined effect of strong absolute and relative results for certain cyclical sectors and vibrant global economic growth was the dominant factor. So while active strategies faced crosscurrents during the year as investors revisited more speculative issues, they were also bolstered by the expanding global economy.

This raises the question of when and how—even if—the market’s response to the quickening pace of global growth will mark a more pronounced shift to cyclicals. A clue may have been found in a reversal that occurred in the fourth quarter, when small-cap cyclicals enjoyed higher returns than defensives, which is typically the case in a growing economy. After trailing through the first three quarters of 2017, small-cap cyclicals advanced 3.9% while defensive stocks were up 1.9% (and the Russell 2000 was up 3.3%). Going forward, we expect investors to increasingly focus on individual company attributes, especially cyclical exposure and company-specific risks. Our view is that this performance pattern should extend into 2018.

WHEN IT COMES TO SMALL-CAP, IT’S THE COMPANIES, NOT THE INDEXES
Its high valuation makes the Russell 2000 Index look risky, but numerous opportunities can still be found in small-cap

Based on this view, we believe the opportunity for small-cap investors is not the index itself or the broader asset class as a whole—it’s in select companies in the asset class. In a similar vein, we think that investors should lower their expectations for overall small-cap returns—which is why we believe selectivity has been so critical of late, and why we are increasingly convinced that it will remain so in 2018. Both the lofty state of small-cap valuations at the end of 2017 and recent performance patterns suggest that returns are unlikely to stay as elevated as they have been—for the index, growth stocks, and defensives in particular, but not

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LETTER TO OUR SHAREHOLDERS

necessarily for certain cyclical small-caps. We suspect that success over the next few years will hinge on making careful selections and maintaining discipline—in essence, the time-honored argument for the importance of active small-cap management.

A look at five-year results for the Russell 2000 and Russell 2000 Growth best clarifies our thinking, as both exceeded their long-term averages. The small-cap index’s 14.1% five-year average annual total return for the period ended December 31, 2017 ran appreciably higher than its 10.6% monthly rolling five-year average since inception (12/31/78). The spread was even more pronounced for growth—a 15.2% five-year average annual total return for the same period versus its 8.6% monthly rolling five-year average since inception. These higher-than-average returns simply do not look sustainable to us over the long run. To be sure, while we are optimistic about the prospects for select small-cap companies, we remain firm believers in reversion to the mean for the index.

Latest Returns Much Higher Than History
For context, we invite investors to consider how the metrics for the Russell 2000 stack up compared to a fundamentally strong small-cap business with positive earnings and healthy cash flows from operations. At the end of 2017, more than 34% of the companies in the small-cap index had no earnings compared to only 25% at the end of 2007. The index in aggregate also had higher leverage than it did 10 years ago: at the end of 2017, the weighted average long-term debt to capital ratio[2] for the Russell 2000 was 35% versus 29% at the end of 2007. Add to all this the fact that small-caps have not seen a pullback greater than 6.4% for nearly two years dating back to the last small-cap trough on February 11, 2016, and the Russell 2000 looks very risky to us, especially compared to the opportunities to be found in individual small-cap businesses. From our perspective as small-cap specialists, all of this makes a small-cap correction look increasingly likely in 2018. Financially sound companies with growing earnings and modest valuations look far better positioned to us for the kind of lower-return market we are anticipating. Our expectation for annual small-cap returns falls in the 5-7% range over the intermediate term. It’s also worth noting that five-year periods in the zone of 5-10% for the small-cap index have been those with the biggest outperformance spread for active managers.

Two other points are worth emphasizing. The first is to offer a seemingly counterintuitive word of caution about the expanding global economy. As excited as we are about the current period of synchronized global growth, we have also observed that Main Street and Wall Street do not always walk hand in hand. Market cycles and economic cycles are different animals. As economic news continues to improve, there is no guarantee that the market will match its pace. Ultimately, we see global growth as a positive for stocks. But the market may well deviate from what the economy is doing in the months ahead (which is fairly typical) as investors try to sort things out after an almost 10-year bull market for large-caps and a nearly two-year upswing for small-caps.

Our second point is to highlight the enormity and diversity of the U.S. small-cap universe. This goes beyond the more than 2,200 publicly traded companies with market capitalizations between $100 million and $3 billion. It also pertains to performance and valuation. For example, the top two deciles of the Russell 2000 were up 121% and 51% in 2017, while the bottom two fell 55% and 28%. Given such wide dispersion, we believe that we can always find long-term opportunities.

Divergence: Russell 2017 Returns

2 Long-term debt to capital is calculated by dividing a company’s long-term debt by its total capital.

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LETTER TO OUR SHAREHOLDERS

THE SMALL-CAP OPPORTUNITY: GLOBAL GROWTH IN CYCLICALS
We see leadership coming from small-caps in economically sensitive industries that blend profitability, relatively attractive valuation, and global exposure

As confidence in the economy solidifies, the mounting importance of earnings growth or recovery should benefit cyclicals—small-caps in particular—as it has in the past. Cyclical have historically done best in exactly the kind of economic environment in which we now find ourselves. Valuations for small-cap cyclicals also look more attractive relative to defensives. Moreover, it seems that the end has come for the extended, 30-year bull market for bonds. Being far less yield sensitive, cyclicals should face fewer headwinds as rates rise.

Go Global

2017 Russell 2000 Returns by Percent of Foreign Sales

We think investors should be focusing on these matters rather than tax cuts or high valuations for indexes. While the reduced corporate tax rate is an undeniable benefit for small-caps, its positive effect is only lasting insofar as it encourages productive capital investment and allocation (the key, in our view, to creating additional growth beyond the reduced rate). As small-cap specialists, we see the accelerating global economy as the more significant development.

Equity Indexes as of December 31, 2017 (%)

	1-YR	3-YR	5-YR	10-YR

Russell 2000	14.65	9.96	14.12	8.71

Russell 2000 Value	7.84	9.55	13.01	8.17

Russell 2000 Growth	22.17	10.28	15.21	9.19

Russell Midcap	18.52	9.58	14.96	9.11

Russell Microcap	13.17	8.91	14.29	7.68

Russell Global ex-U.S. Small Cap	30.49	11.27	9.25	3.89

For details on The Royce Funds’ performance in the period, please turn to the Managers’ Discussions that begin on page 8. Past performance is no guarantee of future results.

Indeed, its effects can already be seen when one looks more closely at 2017’s returns. Companies in the Russell 2000 with no foreign sales were up 12% while those with foreign sales of 30% or greater advanced 19%.

So we enter 2018 with a measured confidence, charting a middle course between bullishness and bearishness. Our expectation is for positive small-cap returns that are nonetheless likely to be lower than their long-term historical average. We believe that small-cap performance will be driven by three factors: a preference for profitability, relatively lower valuations for both cyclicals and value stocks, and burgeoning economic strength at home and abroad. Together, these support the leadership case for small-cap companies with global exposure in cyclical industries that also possess quality in the form of high returns on invested capital. Russell 2000 companies with the highest ROIC did quite well in 2017, in fact. These kinds of businesses look best positioned to benefit from increasing economic growth—even in the event of a pullback. With selectivity and discipline being the keys, we see the opportunity for disciplined and select active small-cap strategies to shine in 2018.

Sincerely,

Charles M. Royce	Christopher D. Clark	Francis D. Gannon
Chairman,	Chief Executive Officer, and	Co-Chief Investment Officer,
Royce & Associates, LP	Co-Chief Investment Officer,	Royce & Associates, LP
Royce & Associates, LP

January 31, 2018

This page is not part of the 2017 Annual Report to Shareholders | 5

Performance and Expenses

Performance and Expenses
								ANNUAL OPERATING EXPENSES (%)
	1-YR	5-YR	10-YR	15-YR	20-YR	45-YR/SINCE INCEPTION	INCEPTION DATE	GROSS	NET

Royce Dividend Value Fund	21.66	11.30	8.88	N/A	N/A	9.37	5/3/04	1.34	1.34

Royce Global Financial Services Fund	22.46	14.12	7.69	N/A	N/A	8.71	12/31/03	1.78	1.60

Royce International Discovery Fund	27.72	9.32	N/A	N/A	N/A	4.84	12/31/10	3.35	1.64

Royce International Premier Fund	39.81	11.79	N/A	N/A	N/A	8.70	12/31/10	1.84	1.44

Royce Low-Priced Stock Fund	9.67	4.47	3.68	7.92	8.81	10.07	12/15/93	1.62	1.59

Royce Micro-Cap Fund	5.43	4.94	3.75	9.17	8.48	10.83	12/31/91	1.57	1.57

Royce Micro-Cap Opportunity Fund	24.99	12.32	N/A	N/A	N/A	13.91	8/31/10	1.30	1.24

Royce Opportunity Fund	21.88	14.33	9.39	12.79	12.12	12.71	11/19/96	1.19	1.19

Royce Pennsylvania Mutual Fund	16.24	11.83	7.77	10.92	9.93	11.80	N/A	0.93	0.93

Royce Premier Fund	23.77	11.68	8.78	12.27	10.96	11.94	12/31/91	1.16	1.16

Royce Small-Cap Leaders Fund	10.15	8.90	6.89	N/A	N/A	9.73	6/30/03	1.58	1.49

Royce Small-Cap Value Fund	5.27	7.57	5.69	11.31	N/A	9.59	6/14/01	1.49	1.49

Royce Small/Mid-Cap Premier Fund	21.21	10.70	7.84	10.98	11.50	12.73	12/27/95	1.30	1.30

Royce Smaller-Companies Growth Fund	17.80	11.74	6.07	12.43	N/A	11.44	6/14/01	1.51	1.49

Royce Special Equity Fund	7.87	10.33	8.82	9.69	N/A	9.46	5/1/98	1.17	1.17

Royce Special Equity Multi-Cap Fund	15.42	11.03	N/A	N/A	N/A	10.56	12/31/10	1.34	1.24

Royce Total Return Fund	13.65	12.30	7.98	10.00	9.37	11.04	12/15/93	1.21	1.21

INDEX

Russell 2000	14.65	14.12	8.71	11.17	7.89	N/A	N/A	N/A	N/A

Russell Microcap	13.17	14.29	7.68	10.34	N/A	N/A	N/A	N/A	N/A

Russell 2500	16.81	14.33	9.22	11.75	9.12	N/A	N/A	N/A	N/A

Russell 1000	21.69	15.71	8.59	10.18	7.39	N/A	N/A	N/A	N/A

Russell Global ex-U.S. Small Cap	30.49	9.25	3.89	11.84	8.41	N/A	N/A	N/A	N/A

Important Performance, Expense, and Risk Information

All performance information in this Review and Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Investment and Service Class shares redeemed within 30 days of purchase may be subject to a 1% redemption fee payable to the Fund (2% for Royce International Discovery and International Premier Funds). Redemption fees are not reflected in the performance shown above; if they were, performance would be lower. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. All performance and expense information reflects results of the Funds’ oldest share Class (Investment Class or Service Class, as the case may be). Price and total return information is based on net asset values calculated for shareholder transactions. Certain immaterial adjustments were made to the net assets of Royce Micro-Cap Opportunity and Micro-Cap Funds at 12/31/17 for financial reporting purposes, and as a result the calendar year total returns based on those net assets values differ from the adjusted net values and calendar year total returns reported in the Financial Highlights. Gross annual operating expenses reflect the Fund’s gross total annual operating expenses and include management fees, any 12b-1 distribution and service fees, other expenses, and any applicable acquired fund fees and expenses. Net annual operating expenses reflect contractual fee waivers and/or expense reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive fees and/or reimburse operating expenses, excluding brokerage commissions, taxes, interest litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business, to the extent necessary to maintain net operating expenses at or below: 1.49% for Royce Global Financial Services, Low-Priced Stock, Small-Cap Leaders, and Smaller-Companies Growth Funds; 1.44% for Royce International Premier Fund; 1.24% for Royce Micro-Cap Opportunity and Special Equity Multi-Cap Funds through April 30, 2018; at or below 1.44% for Royce International Discovery Fund through April 19, 2019; at or below: 1.99% for Royce International Discovery Fund through April 30, 2027. Acquired fund fees and expenses reflect the estimated amount of fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds, and other investment companies.

Service Class shares bear an annual distribution expense that is not borne by the Funds’ Investment Class. If such distribution expenses had been reflected for Funds showing Investment Class performance, returns would have been lower. Investments in securities of micro-cap, small-cap, and/or mid-cap companies may involve considerably more risk than investments in securities of larger-cap companies. (Please see “Primary Risks for Fund Investors” in the prospectus.) Certain Funds invest a significant portion of their respective assets in foreign companies that may be subject to different risks than investments in securities of U.S. companies, including adverse political, social, economic, or other developments that are unique to a particular country or region. (Please see “Investing in Foreign Securities” in the prospectus.) Therefore, the prices of securities of foreign companies in particular countries or regions may, at times, move in a different direction than those of securities of U.S. companies. (Please see “Primary Risk of Fund Investors” in the prospectus.) Certain Funds generally invest a significant portion of their assets in a limited number of stocks, which may involve considerably more risk than a more broadly diversified portfolio because a decline in the value of any of these stocks would cause their overall value to decline to a greater degree. A broadly diversified portfolio, however, does not ensure a profit or guarantee against loss. This Review and Report must be preceded or accompanied by a prospectus. Please read the prospectus carefully before investing or sending money. Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group. The Russell 2000 Index is an unmanaged, capitalization-weighted index of domestic small-cap stocks. It measures the performance of the 2,000 smallest publicly traded U.S. companies in the Russell 3000 Index. The Russell Microcap Index includes 1,000 of the smallest securities in the small-cap Russell 2000 Index along with the next smallest eligible securities as determined by Russell. The Russell 2500 is an unmanaged, capitalization-weighted index of the 2,500 smallest publicly traded U.S. companies in the Russell 3000 index. The Russell 1000 is an unmanaged, capitalization-weighted index of domestic large-cap stocks. It measures the performance of the 1,000 largest publicly traded U.S. companies in the Russell 3,000 Index. The Russell Global ex-U.S. Small Cap Index is an index of global small-cap stocks, excluding the United States. The performance of an index does not represent exactly any particular investment as you cannot invest directly in an index. Distributor: Royce Fund Services, LLC.

6 | This page is not part of the 2017 Annual Report to Shareholders

The Royce Funds and Rolling Returns

We believe strongly in the idea that a long-term perspective is crucial for determining the success of an investment approach. Flourishing in an up market is wonderful, but surviving a bear market by losing less (or not at all) is equally desirable. In any case, the true tests of a portfolio’s mettle are results over bull and bear periods. This is why we prefer to examine results that include up and down market phases—primarily by looking at rolling return periods.

When evaluating fund performance, it is common practice to review results for the most recent year (often the calendar year) along with its related longer-term trailing periods. However, a calendar-year return is not necessarily any more or less important to consider than any other 12-month period (or related trailing period). It is also true that few investors buy mutual funds on New Year’s Eve and then sell exactly five or 10 years later. Of course, the reality is that trailing returns ending last month or last quarter are the most commonly available and easily comparable results, so these otherwise arbitrary periods often drive investor decisions and flows.
Keeping in mind that investors will buy and sell at any time throughout any given year, we think it makes sense to examine performance over a larger series of dates. We believe rolling returns offer a more effective measure because they provide a more accurate and in-depth picture of a portfolio’s performance. Rather than “point-in-time” results anchored by the end of the month or quarter, rolling returns account for the fact that investors typically do not invest at the beginning of the current five- or 10-year period but instead are in fact investing over many periods.
So instead of assuming that an investment was made on January 1, rolling returns calculate all of the periods starting not only in January, but also in February, March, April, etc. For example, a monthly five-year rolling return accounts for all of the five-year returns beginning at a given inception date and advancing one month sequentially. This method allows an investor to evaluate the consistency of a fund’s performance over time—including the ups and downs of market cycles.

We believe that rolling returns provide a particularly robust analytical tool for evaluating manager performance, especially during volatile periods when simply shifting the performance date range one or two months in either direction can paint a very different picture.

Royce Funds[1] vs. The Benchmark[2]

Monthly Rolling Average Annual Return Periods and Relative Results Since Fund Inception or Most Recent 20 Years through December 31, 2017

	Average Annual 10-Year Rolling Return				Average Annual 5-Year Rolling Return
FUND	PERIODS BEATING THE INDEX		FUND AVG (%)[3]	INDEX AVG (%)[3]	PERIODS BEATING THE INDEX		FUND AVG (%)[3]	INDEX AVG (%)[3]

U.S. EQUITY

Dividend Value	32/44	73%	7.8	7.4	57/104	55%	9.0	8.6

Low-Priced Stock	60/121	50%	7.6	6.7	113/181	62%	8.5	8.2

Micro-Cap	60/91	66%	7.6	6.2	92/151	61%	8.4	8.1

Opportunity	96/121	79%	9.2	6.7	133/181	73%	11.5	8.2

Pennsylvania Mutual	85/121	70%	8.6	6.7	121/181	67%	10.1	8.2

Premier	119/121	98%	10.2	6.7	125/181	69%	11.1	8.2

Small-Cap Leaders	25/55	45%	7.9	7.7	61/115	53%	7.9	7.9

Small-Cap Value	44/79	56%	8.7	7.8	76/139	55%	9.6	8.9

Small/Mid-Cap Premier	93/121	77%	9.0	6.7	133/181	73%	10.1	8.2

Smaller-Companies Growth	37/79	47%	8.3	7.8	54/139	39%	9.8	8.9

Special Equity	101/116	87%	9.3	6.8	106/176	60%	10.7	8.5

Total Return	66/121	55%	7.9	6.7	109/181	60%	9.5	8.2

GLOBAL/INTERNATIONAL EQUITY

Global Financial Services	19/49	39%	7.1	7.5	34/109	31%	7.5	8.0

[1] Included are all Royce Funds with at least 12 years of history.
[2] The Russell 2000 Index is the benchmark for most funds. Royce Micro-Cap Fund is compared to the Russell Microcap Index from the inception of that index.
[3] Average return shown is the average of all month-end trailing five- and 10-year total returns.
Past performance is no guarantee of future results. For more information on performance please see page 6.

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MANAGERS’ DISCUSSION

Royce Dividend Value Fund (RDV)

Chuck Royce Jay Kaplan, CFA

FUND PERFORMANCE
An impressive year on both an absolute and relative basis enabled Royce Dividend Value Fund to extend its relative edge to the one-, three-, 10-year, and since inception (5/3/04) periods ended December 31, 2017. The Fund increased 21.7% in 2017, well ahead of its small-cap benchmark, the Russell 2000 Index, which was up 14.6% for the same period. We were especially pleased to see outperformance during a year in which dividend-paying small-cap strategies faced formidable headwinds—small-caps underperformed mid- and large-caps, small-cap dividend payers trailed small-caps that pay none, and growth beat value up and down the asset class scale. Fortunately, there was also a favorable tailwind (beyond a pervasive stock selection advantage and our mid-cap holdings) in the form of exposure to international companies, as non-U.S. stocks raced ahead of their domestic cousins in 2017.

WHAT WORKED... AND WHAT DIDN’T
Nine of the portfolio’s 11 equity sectors made positive contributions to calendar-year performance, with pronounced leads for Financials and Industrials. Only a slight negative impact came from the combined detraction of Telecommunication Services and Consumer Staples, two of the portfolio’s smallest sectors. Helping relative results most were significant stock selection advantages in Financials and Industrials while our lower exposure to Health Care, the best-performing sector in the Russell 2000, hampered relative results. Ineffective stock picking in Information Technology had a much lower negative impact. (We also maintain that outperforming the benchmark with very little exposure to its highest-returning sector is an accomplishment worth noting.)
At the industry level, the capital markets industry (part of the Financials sector) made by far the biggest positive contribution to performance on both an absolute and relative basis. Alternative asset manager KKR & Co. was both the portfolio’s top contributor and its largest holding at year-end. Its shares were lifted by strong investment performance, improved fee-related earnings, and increased capital inflows that drove asset growth. Other holdings in the group that enjoyed strong results in 2017 included top-25 positions The Carlyle Group, a multi-product global alternative asset management firm, SEI Investments, which provides technology, research, information services, and asset management to financial companies, and U.K.-based emerging market fixed income specialist Ashmore Group.
From the Industrials sector, machinery was the portfolio’s second-best performing industry and another source of significant outperformance versus the Russell 2000. Two machinery companies were among the top-five contributors to 2017 performance. IDEX Corporation manufactures industrial pumps, lubrication systems, banding and clamping devices, and rescue tools. Its shares rose on very strong results, as the company announced increases in orders, sales, and earnings per share, along with margin improvement. It was a top-10 position at year-end. Pfeiffer Vacuum Technology, a German firm that makes specialized pumps, benefited from steady growth in the semiconductor and solar industries in China and Europe, which helped the firm to post increased earnings. Elsewhere in the Industrials sector, staffing services business ManpowerGroup benefited from improved employment trends in the U.S. and Europe as well as its optimistic expectations for broad-based global improvement in both hiring trends and economic growth. Recordati is an Italian pharmaceuticals company from an industry that has been one of the few high-growth areas in an otherwise sluggish Italian economy, with drug companies increasing output and exports over the last seven years. Strong revenues and profits were driven by an expanded product line, specifically in its established niche of treating rare diseases.
The Fund’s top detractor was ATM provider Diebold Nixdorf, which is still transitioning to a service-based, software-centric business. While recent results showed improvement on a quarter-over-quarter basis, investors remained disappointed, and its near-term prospects looked uncertain to us at year-end, prompting us to sell our stake. Earlier in the year we also opted to sell our shares of footwear, headwear, and sports apparel retailer Genesco as first-quarter results and revised full-year guidance fell well below expectations due to intensified competition and management’s overconfidence that it could rebalance inventory to compensate for a key fashion shift it missed last year in its Journeys footwear chain. Ongoing net losses from declining sales also led us to sell our shares in value-priced fashion retailer The Cato Corporation.

Top Contributors to Performance
For 2017 (%)[1]

KKR & Co. L.P.	0.88

IDEX Corporation	0.88

ManpowerGroup	0.87

Pfeiffer Vacuum Technology	0.73

Recordati	0.71

[1] Includes dividends

Top Detractors from Performance
For 2017 (%)[2]

Diebold Nixdorf	-0.31

Genesco	-0.25

Cato Corporation (The) Cl. A	-0.20

Western Union	-0.18

Shoe Carnival	-0.17

[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK
Our current outlook is mixed. While we are cautious about the prospects for small-cap returns as a whole, we are also optimistic about the portfolio’s return potential as it leans towards three factors that we believe will be rewarded going forward—economically sensitive cyclicals, global exposure, and—in many cases—high profitability. These are the select qualities that we anticipate will drive small-cap leadership. In this environment, we see the opportunity for the Fund to continue outperforming in the years ahead.

8 | The Royce Funds 2017 Annual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW	TICKER SYMBOLS RYDVX RDVIX RDIIX RDVCX

Performance and Expenses Average Annual Total Return (%) Through 12/31/17
	JUL-DEC 2017[1]	1-YR	3-YR	5-YR	10-YR	SINCE INCEPTION (5/3/04)

RDV	12.94	21.66	10.10	11.30	8.88	9.37

Annual Operating Expenses: 1.34%

[1] Not annualized

Relative Risk Adjusted Returns: Monthly Rolling Sharpe Ratios
 Since Inception Through 12/31/17
On a monthly rolling risk-adjusted basis, the Fund outperformed the Russell 2000 in 100% of all 10-year periods and 63% of all 5-year periods.

	PERIODS BEATING THE INDEX		FUND AVG (%)[1]	INDEX AVG (%)[1]

10-year	44/44	100%	0.47	0.41

5-year	65/104	63%	0.57	0.52

1 Average of monthly rolling Sharpe Ratios over the specified periods.

The Morningstar Style Map is the Morningstar Style Box™ with the center 75% of fund holdings plotted as the Morningstar Ownership Zone™. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 128 for additional information.

Value of $10,000
Invested on 5/3/04 as of 12/31/17 ($)

Top 10 Positions
% of Net Assets

KKR & Co. L.P.	2.4

FLIR Systems	2.3

IDEX Corporation	2.1

Reliance Steel & Aluminum	2.1

DENTSPLY SIRONA	2.1

ManpowerGroup	1.9

SEI Investments	1.9

Donaldson Company	1.8

HEICO Corporation Cl. A	1.7

AptarGroup	1.7

Portfolio Sector Breakdown
% of Net Assets

Industrials	28.5

Financials	28.5

Materials	12.7

Consumer Discretionary	9.1

Information Technology	5.4

Health Care	4.2

Energy	3.5

Utilities	1.1

Consumer Staples	0.4

Telecommunication Services	0.4

Real Estate	0.3

Miscellaneous	4.0

Cash and Cash Equivalents	1.9

Calendar Year Total Returns (%)

YEAR	RDV

2017	21.7

2016	16.4

2015	-5.7

2014	-2.1

2013	30.7

2012	16.9

2011	-4.5

2010	30.1

2009	37.7

2008	-31.5

2007	-0.0

2006	19.9

2005	7.3

Upside/Downside Capture Ratios
Periods Ended 12/31/17 (%)
	UPSIDE	DOWNSIDE

10-Year	89	81

From 6/30/04 (Start of Fund’s First Full Quarter)	89	76

Portfolio Diagnostics

Fund Net Assets	$183 million

Number of Holdings	101

2017 Annual Turnover Rate	16%

Average Market Capitalization[1]	$4,631 million

Weighted Average P/E Ratio[2,3]	21.0x

Weighted Average P/B Ratio[2]	2.9x

Active Share[4]	97%

U.S. Investments (% of Net Assets)	70.9%

Non-U.S. Investments (% of Net Assets)	27.2%

[1]	Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.
[2]	Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.
[3]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (5% of portfolio holdings as of 12/31/17).
[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information

All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. All performance and risk information reflects results of the Service Class (its oldest class). Certain immaterial adjustments were made to the net assets of Royce Dividend Value Fund at 6/30/15 for financial reporting purposes, and as a result the net asset values for shareholder transactions on that date and the calendar year Total Returns (%) based on those net asset values differ from the adjusted net asset values and calendar year total returns reported in the Financial Highlights. Operating expenses reflect the Fund’s gross total annual operating expenses for the Service Class as of the Fund’s most current prospectus and include management fees, 12b-1 distribution and service fees, and other expenses. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2017. The Sharpe Ratio is calculated for a specified period by dividing a fund’s annualized excess returns by its annualized standard deviation. The higher the Sharpe ratio, the better the fund’s historical risk-adjusted performance. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s benchmark. It is calculated by measuring the Fund’s performance in quarters when the benchmark went up and dividing it by the benchmark’s return in those quarters. Downside Capture Ratio measures a manager’s performance in down markets relative to the Fund’s benchmark (Russell 2000). It is calculated by measuring the Fund’s performance in quarters when the benchmark goes down and dividing it by the benchmark’s return in those quarters.

The Royce Funds 2017 Annual Report to Shareholders | 9

MANAGERS’ DISCUSSION

Royce Global Financial Services (RFS)

Chuck Royce Chris Flynn

FUND PERFORMANCE
Royce Global Financial Services Fund delivered strong absolute and relative returns in 2017, posting an impressive 22.5% result, well ahead of the respective gains of 14.6% and 10.5% for its benchmark, the Russell 2000 Index, and the Russell 2500 Financial Services Index. We continue to see greater diversity than many investors seem to realize in both business models and business cycles in financial companies, particularly when the opportunity set includes non-U.S. companies. This approach enables us to find attractive investments, even in a year such as 2017 when Financials significantly lagged the Russell 2000 Index. We also believe some financial business models, including asset managers & custody banks, investment banking & brokerage, and financial exchanges & data companies, are more attractive and tend to produce better results over time. Holdings in these three industries made large contributions to both absolute and relative returns in 2017.

WHAT WORKED... AND WHAT DIDN’T
Capital markets, the Fund’s largest industry, was its biggest contributor by far to performance. As the global equity markets advanced strongly in 2017, it was not surprising that asset managers and investment banks also enjoyed a good year. Within the asset management group, the Fund has intentionally narrowed its focus towards specialty traditional managers and alternative asset managers, believing that broad-based firms will continue to face headwinds. This focus was rewarded as many of the portfolio’s top performers came from these two categories. Real estate management & development was the second-largest industry contributor, thanks to superior stock selection, as overall industry returns were modest. Banks, the Fund’s second-largest industry, were its third-best contributor. 2017 was mostly disappointing for banks as high expectations at the end of 2016 went largely unfulfilled due to a flatter yield curve for most of the year and subpar loan growth. We think the long-term optimism for banks remains well placed and used stock-price weakness during the year to selectively increase our investments. The two industries that had negative returns for the year—diversified financial services and equity real estate investment trusts—had only minor losses.
    U.S. Global Investors is a specialty asset manager focused mostly on precious metals. Its shares surged in the second half of the year stemming from the announcement of an investment in a blockchain technology company. Bitcoin enthusiasm saw the stock nearly double in the fourth quarter. We sold a large number of shares during this advance, which we saw as unsustainable. Canada’s FirstService Corporation provides property services and is North America’s largest residential property manager. Its shares advanced most during the first half as earnings and revenue growth consistently exceeded expectations. Ashmore Group is a U.K.-based asset manager specializing in emerging market fixed income. Its shares advanced sharply when the firm reported higher-than-expected net flows while also posting very competitive performance.
Two of the three largest individual detractors shared the important connection of exposure to Puerto Rico. MBIA provides financial guarantee insurance and has significant exposure to Puerto Rican bonds, while Popular is one of the largest Puerto Rico-based banks. Both stocks declined through much of the year as concerns increased about Puerto Rico’s economic state. Following September’s hurricanes, investors became increasingly concerned and both stocks fell sharply, though both had rebounded somewhat from their lows by year-end. We held our shares as we believe that each company has a durable franchise and our experience is that the worst expectations are rarely realized. Canada’s Dundee Corporation has operations in wealth management, real estate, and natural resources. The stock declined most in the first half as mounting losses in mining and resource-based activities put downward pressure on its shares.

Top Contributors to Performance
For 2017 (%)[1]

U.S. Global Investors Cl. A	2.31

FirstService Corporation	1.45

Ashmore Group	1.16

Edelweiss Financial Services	0.97

SEI Investments	0.94

[1] Includes dividends

Top Detractors from Performance
For 2017 (%)[2]

MBIA	-0.65

Dundee Corporation Cl. A	-0.49

Popular	-0.45

Medley Management Cl. A	-0.25

GBST Holdings	-0.21

[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK
Our outlook is mixed. We are cautious about the prospective absolute returns for U.S. small-caps, but feel optimistic about the Fund’s relative return prospects as we believe that the market will continue to favor the financial services areas that are well-represented in our portfolio. We believe that a globally synchronized economic expansion will support revenue and profit growth for many financial businesses, particularly our preferred capital markets companies. In the U.S., we have also increased our bank exposure, targeting a handful of companies that we think have differentiated franchises. A steeper yield curve and increased loan demand look likely to foster a very attractive environment. We have increased our exposure to high net worth wealth management in different ways, through banks with significant wealth management divisions and through technology providers to wealth managers. Additionally, we are optimistic about the prospects outside of the U.S. and think the Fund’s international holdings are well positioned to participate. Finally, we believe that increased profits for financial companies should in turn create opportunities for expanded revenue and profits for the specialist vendors who serve them.

10 | The Royce Funds 2017 Annual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW	TICKER SYMBOLS RYFSX RGFIX

Performance and Expenses Average Annual Total Return (%) Through 12/31/17
	JUL-DEC 2017[1]	1-YR	3-YR	5-YR	10-YR	SINCE INCEPTION (12/31/03)

RFS	11.49	22.46	9.63	14.12	7.69	8.71

Annual Gross Operating Expenses: 1.78% Annual Net Operating Expenses: 1.60%

[1] Not annualized

The Morningstar Style Map is the Morningstar Style Box™ with the center 75% of fund holdings plotted as the Morningstar Ownership Zone™. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 128 for additional information.

Value of $10,000
Invested on 12/31/03 as of 12/31/17 ($)

Top 10 Positions
% of Net Assets

E-L Financial	3.0

FirstService Corporation	2.6

Sprott	2.6

SEI Investments	2.6

First Citizens BancShares Cl. A	2.4

Franco-Nevada Corporation	2.4

Virtu Financial Cl. A	2.3

Ashmore Group	2.1

Popular	2.1

VZ Holding	2.0

Portfolio Industry Breakdown
% of Net Assets (Subject to Change)

Capital Markets	49.7

Banks	15.7

Real Estate Management & Development	7.3

Insurance	6.7

IT Services	2.5

Metals & Mining	2.4

Software	2.2

Marine	1.8

Thrifts & Mortgage Finance	1.4

Investment Companies	1.3

Professional Services	1.1

Hotels, Restaurants & Leisure	0.7

Equity Real Estate Investment Trusts (REITs)	0.6

Internet Software & Services	0.6

Diversified Financial Services	0.3

Diversified Consumer Services	0.1

Miscellaneous	4.8

Cash and Cash Equivalents	0.8

Upside/Downside Capture Ratios
Periods Ended 12/31/17 (%)
	UPSIDE	DOWNSIDE

10-Year	89	90

Fund’s First Full Quarter (12/31/03)	88	81

Calendar Year Total Returns (%)

YEAR	RFS

2017	22.5

2016	12.9

2015	-4.7

2014	3.5

2013	42.0

2012	20.7

2011	-11.3

2010	18.5

2009	32.1

2008	-35.4

2007	-4.7

2006	24.8

2005	12.2

2004	15.1

Portfolio Country Breakdown[1,2]
% of Net Assets

United States	53.4

Canada	16.9

United Kingdom	9.5

Switzerland	3.9

India	2.7

France	1.8

South Africa	1.8

Hong Kong	1.7

Brazil	1.5

1 Represents countries that are 1.5% or more of net assets.
2 Securities are categorized by the country of their headquarters.

Portfolio Diagnostics

Fund Net Assets	$56 million

Number of Holdings	95

2017 Annual Turnover Rate	19%

Average Market Capitalization[1]	$2,195 million

Weighted Average P/E Ratio[2,3]	19.3x

Weighted Average P/B Ratio[2]	2.0x

Active Share[4]	99%

[1]
Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]
Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (8% of portfolio holdings as of 12/31/17).
[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information

All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. Gross operating expenses reflect the Fund’s gross total annual operating expenses for the Service Class and include management fees, 12b-1 distribution and service fees, other expenses and acquired fund fees and expenses. Net operating expenses reflect contractual fee waivers and/or expense reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund’s net annual operating expenses, (excluding brokerage commissions, taxes, interest, litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business), at or below 1.49% through April 30, 2018. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds, and other investment companies. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2017. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s benchmark. It is calculated by measuring the Fund’s performance in quarters when the benchmark went up and dividing it by the benchmark’s return in those quarters. Downside Capture Ratio measures a manager’s performance in down markets relative to the Fund’s benchmark (Russell 2000). It is calculated by measuring the Fund’s performance in quarters when the benchmark goes down and dividing it by the benchmark’s return in those quarters.

The Royce Funds 2017 Annual Report to Shareholders | 11

MANAGERS’ DISCUSSION

Royce International Discovery Fund (RMI) (formerly named Royce International Micro-Cap Fund)

Jim Harvey, CFA Dilip Badlani, CFA

FUND PERFORMANCE
The Fund was up 27.7% in 2017 versus an advance of 30.5% for its benchmark, the Russell Global ex-U.S. Small Cap Index, for the same period. The year saw a continuation of the growth and momentum driven market that has characterized much of the last eight years for international small- and micro-cap stocks. In addition, the second half of 2017 proved more challenging than the first as this period accounted for all of the Fund’s relative underperformance. Much of this was keyed by relatively disappointing results for portfolio holdings in the Consumer Discretionary sector—the Fund’s largest and its most significant overweight—in the third and fourth quarter of 2017.

WHAT WORKED... AND WHAT DIDN’T
Nine of the Fund’s 10 equity sectors made positive contributions to calendar-year performance. Information Technology and Industrials led by a considerable margin, while notable net gains on an absolute basis also came from Consumer Discretionary, Materials, and Real Estate. Energy was the only sector that detracted, but did so modestly. At the industry level, four groups from three different sectors made the biggest positive contributions—IT services (Information Technology), professional services (Industrials), real estate management & development (Real Estate), and semiconductors & semiconductor equipment (also from Information Technology). The impact of detractors at this level was comparably light, led by construction & engineering (Industrials), oil, gas & consumable fuels (Energy), and communications equipment (Information Technology). Relative to the Russell Global ex-U.S. Small Cap, the Fund was hurt most by ineffective stock selection in Consumer Discretionary, especially in the specialty retail and auto components industries, as well as by our cash position. Conversely, savvy stock picks in both Real Estate and Industrials were sources of outperformance versus the benchmark. The countries with the largest positive impact were Japan, the United Kingdom, and South Korea while holdings from Greece and China detracted most.
    The Fund’s top-contributing position was Conviviality, which is the largest liquor distributor in the U.K., where it also operates franchised off-license and convenience chain stores. Formed through a series of acquisitions that were completed in 2015-16, the company saw the anticipated synergies from the combination bear fruit as the year went on, lifting its stock price. South Korea’s Koh Young Technology makes 3D measurement and inspection equipment that improves accuracy and reliability. Strong macro tailwinds from the technology sector combined with its own disruptive technology to produce solid earnings growth and stock price performance. Japan’s Outsourcing provides those services for manufacturing companies. Its business benefited from a strengthening Japanese economy, which led to low rates of unemployment and strong demand for its services. Taiwan’s TCI saw increased sales for its nutritional supplements, including new products, result in impressive earnings growth.
The leading detractor at the position level was Canada’s AGT Food and Ingredients, an exporter of pulses—edible seeds—as well as rice, wheat, and other staples. The company’s key Indian market had higher-than-anticipated pulse output of its own, and thus stopped imports. We chose to sell our shares in November. Earlier in 2017, we did the same with our position in Quintis, an Australian firm that manages and cultivates sandalwood forests to produce sandalwood oil products. The resignation of its CEO and co-founder in March created uncertainty over the pricing of its Chinese contracts, which exerted substantial downward pressure on its shares. We also exited our position in construction company Raubex Group as continued political uncertainty in South Africa delayed bids for construction projects, a situation that did not appear close to being resolved at the end of 2017.

Top Contributors to Performance
For 2017 (%)[1]

Conviviality	0.98

Koh Young Technology	0.97

Outsourcing	0.86

TCI	0.86

Nova Measuring Instruments	0.77

[1] Includes dividends

Top Detractors from Performance
For 2017 (%)[2]

AGT Food and Ingredients	-0.57

Quintis	-0.42

Raubex Group	-0.29

KT Skylife	-0.26

Aegean Marine Petroleum Network	-0.24

[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK
Most global markets are currently sitting at record levels in nominal terms with strong gains over the past year. It seems unlikely that 2018 will see a repeat of this exceptional performance. However, as bottom-up investors, we continue to find stocks that are under the radar and believe our strategy can potentially generate strong absolute returns going forward.
In November 2017, the Board of Trustees of The Royce Fund approved a name and investment policy change and a contractual investment advisory fee rate reduction for the Fund that become effective as of February 1, 2018. These changes give the Fund a new non-fundamental investment policy requiring at least 80% of its net assets to be invested in stocks with market caps up to $5 billion. In light of this, the Fund’s name will be changed to Royce International Discovery Fund to better describe this new expanded market cap range. While our investment objective and strategy will not be changing, we believe that the expanded market cap range will substantially broaden the opportunity set of investment ideas and allow for improved marketplace recognition and adoption for the Fund.

12 | The Royce Funds 2017 Annual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW	TICKER SYMBOLS ROIMX

Performance and Expenses
Average Annual Total Return (%) Through 12/31/17
	JUL-DEC 2017[1]	1-YR	3-YR	5-YR	SINCE INCEPTION (12/31/10)

RMI	10.84	27.72	10.37	9.32	4.84

Annual Gross Operating Expenses: 3.10% Annual Net Operating Expenses: 1.44%

[1] Not annualized

The Morningstar Style Map is the Morningstar Style Box™ with the center 75% of fund holdings plotted as the Morningstar Ownership Zone™. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 128 for additional information.

Value of $10,000
Invested on 12/31/10 as of 12/31/17 ($)

Top 10 Positions
% of Net Assets

Atento	2.0

Sporton International	1.5

Huchems Fine Chemical	1.5

Epwin Group	1.3

Exco Technologies	1.3

Construtora Tenda	1.3

eClerx Services	1.3

Openjobmetis	1.2

Yumeshin Holdings	1.2

Proact IT Group	1.2

Portfolio Sector Breakdown
% of Net Assets

Consumer Discretionary	22.5

Industrials	18.7

Information Technology	16.7

Consumer Staples	8.3

Real Estate	7.0

Materials	7.0

Health Care	6.1

Financials	5.6

Energy	1.1

Telecommunication Services	0.6

Cash and Cash Equivalents	6.4

Calendar Year Total Returns (%)

YEAR	RMI

2017	27.7

2016	6.3

2015	-1.0

2014	-2.4

2013	18.9

2012	13.6

2011	-21.5

Portfolio Country Breakdown[1,2]
% of Net Assets

Japan	16.3

United Kingdom	10.3

Taiwan	8.3

Canada	8.0

South Korea	5.9

Hong Kong	5.5

India	4.5

Sweden	4.3

Brazil	4.3

Australia	4.1

Germany	3.8

[1]	Represents countries that are 3% or more of net assets.
[2]	Securities are categorized by the country of their headquarters.

Portfolio Diagnostics

Fund Net Assets	$8 million

Number of Holdings	105

2017 Annual Turnover Rate	90%

Average Market Capitalization[1]	$529 million

Weighted Average P/E Ratio[2,3]	14.7x

Weighted Average P/B Ratio[2]	2.0x

Active Share[4]	99%

[1]
Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]
Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (6% of portfolio holdings as of 12/31/17).
[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information

All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 2% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. Gross operating expenses reflect total gross annual operating expenses and include management fees, 12b-1 distribution and service fees, and other expenses. Net operating expenses reflect contractual fee waivers and/or expense reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive its fees and/or reimburse operating expenses, to the extent necessary to maintain the Fund’s net annual operating expenses, (excluding brokerage commissions, taxes, interest, litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business), at or below 1.44% through April 30, 2019 and at or below 1.99% through April 30, 2027. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2017.

The Royce Funds 2017 Annual Report to Shareholders | 13

MANAGERS’ DISCUSSION
Royce International Premier Fund (RIP)

David Nadel Mark Rayner, CA

FUND PERFORMANCE
Along with strong stock selection, the rebound for international equities in 2017 helped Royce International Premier Fund to extend its relative advantage for the one-, three-, five-year, and since inception (12/31/10) periods ended December 31, 2017. The Fund gained 39.8% in 2017, well ahead of its benchmark, the Russell Global ex-U.S. Small Cap Index, which was up 30.5% for the same period. All 11 sectors within the international small-cap index had positive returns, and all except Energy posted double-digit performance for the calendar year—thanks largely to an accelerating global economy as well as a number of relatively underwhelming years for non-U.S. stocks. The portfolio’s quality-at-a-reasonable-price (“QARP”) strategy has so far proven to be well suited to this environment.

WHAT WORKED... AND WHAT DIDN’T
All of the portfolio’s nine equity sectors made positive contributions to performance. Industrials had by far the largest constructive effect, followed by notable gains for Information Technology, Health Care, and Financials. Energy, our lowest sector weighting, made the smallest contribution. Health care equipment & supplies (Health Care) led the Fund’s industry groups by a sizable margin, boosted by a number of holdings such as German ocular product specialist Carl Zeiss Meditec and New Zealand’s Fisher & Paykel Healthcare, which makes products that treat sleep apnea. None of the Fund’s industry groups detracted from 2017 results. The smallest contributions came from Internet & direct marketing retail (Consumer Discretionary) and construction & engineering (Industrials). The countries making the biggest impacts on performance were the United Kingdom, Japan, India, Switzerland, and Germany while South Africa was the only nation that detracted from 2017 results.
Relative to the international small-cap benchmark, the portfolio benefited most from superior stock selection in Industrials, particularly in trading companies & distributors and electrical equipment. Also aiding relative performance was strong stock picking in Financials, attributable mostly to the portfolio’s top-contributing position in 2017, Indian consumer finance firm, Bajaj Finance. Stock selection was also a strength in Information Technology, Health Care, and Real Estate. The only significant drag on relative results came from the Fund’s cash position. In Materials, ineffective stock picking created a minor disadvantage versus the benchmark.

Shares of Bajaj Finance were lifted by its strong position in India’s nascent credit markets, which we believe have a long runway for growth given the nation’s fast-growing middle class and its low household debt to GDP ratio. Bajaj has also benefited from successfully cross selling services across its many locations, and we were pleased to see net income compounding at impressive levels in 2017. We held a large stake at year-end. Based in Mumbai, Vakrangee is a technology-driven operator of a network of outlets that provide everyday transactional services to mass markets in India, primarily in under-served rural areas. The firm reported sizable increases in revenues and net income for the second half of fiscal 2017 and also announced new business alliances with Indian finance companies that add to its large roster of partnerships with the Indian government.

The top detractor at the position level was South African technology business EOH Holdings Limited, Africa’s largest independent information-technology provider, with leading positions in business process outsourcing and SAP implementation across the continent. We were attracted to its rare combination of attractive valuation, strong market position, high growth, and conservative balance sheet. However, we sold our shares when unexplained insider selling and the threat of customer losses compounded the effects of well-publicized accounting and corruption scandals engulfing even some of the blue-chip denizens of South African business. Shares of French veterinary medicine provider Virbac rallied late in 2016 after the U.S. Food & Drug Administration rescinded the warning letter on its St. Louis facility, only to take another hit in mid-March 2017 when an otherwise solid earnings announcement was accompanied by tepid guidance, including an anticipated decline in fiscal first-quarter revenues. After reevaluating this holding, we determined that the time horizon for turning around this family-run business looked too long relative to other attractive opportunities we saw in the market, which led us to exit the position in September.

Top Contributors to Performance For 2017 (%)[1]

Bajaj Finance	2.66

Vakrangee	2.53

Relo Group	1.80

XP Power	1.66

Partners Group Holding	1.45

[1] Includes dividends

Top Detractors from Performance For 2017 (%)[2]

EOH Holdings Limited	-1.02

Virbac	-0.39

Spotless Group Holdings	-0.10

Hexpol	0.10

SH Kelkar & Company	0.10

[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK
The focus of our ‘QARP’ strategy will remain primarily in developed markets, especially in Europe north of the Alps, the U.K., Japan, Australia, New Zealand, and Canada, as well as in select emerging markets. Following several years of below-average returns, we suspect a long—and potentially profitable—period of catch-up could be in the offing. We believe that valuations for select international companies remain attractive, so it’s not surprising that our outlook has not changed radically or that 2017’s performance did not necessitate any significant repositioning in the portfolio. We remain sanguine about both outlook and positioning and believe that our overweights in markets such as the U.K., Australia, and Switzerland may prove timely in 2018 as these markets substantially lagged the index in 2017.

14 | The Royce Funds 2017 Annual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW	TICKER SYMBOLS RYIPX RIPNX RINRX RINPX

Performance and Expenses
Average Annual Total Return (%) Through 12/31/17
	JUL-DEC 2017[1]	1-YR	3-YR	5-YR	SINCE INCEPTION (12/31/10)

RIP	14.29	39.81	17.15	11.79	8.70

Annual Gross Operating Expenses: 1.84% Annual Net Operating Expenses: 1.44%

[1] Not annualized

The Morningstar Style Map is the Morningstar Style Box™ with the center 75% of fund holdings plotted as the Morningstar Ownership Zone™. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 128 for additional information.

Value of $10,000
Invested on 12/31/10 as of 12/31/17 ($)

Top 10 Positions
% of Net Assets

VZ Holding	3.2

USS	3.0

Meitec Corporation	2.8

Burkhalter Holding	2.6

Partners Group Holding	2.6

IPH	2.5

Equiniti Group	2.3

Hansen Technologies	2.2

Vakrangee	2.2

Thermador Groupe	2.2

Portfolio Sector Breakdown
% of Net Assets

Industrials	24.7

Information Technology	18.7

Health Care	17.0

Materials	13.4

Financials	9.1

Consumer Discretionary	8.3

Real Estate	1.9

Consumer Staples	1.9

Energy	1.8

Cash and Cash Equivalents	3.2

Upside/Downside Capture Ratios
Periods Ended 12/31/17 (%)
	UPSIDE	DOWNSIDE

Fund’s First Full Quarter (12/31/10)	107	83

Calendar Year Total Returns (%)

YEAR	RIP

2017	39.8

2016	-1.1

2015	16.2

2014	-8.2

2013	18.3

2012	23.4

2011	-16.8

Portfolio Country Breakdown[1,2]
% of Net Assets

United Kingdom	17.3

Japan	17.0

Australia	10.0

Switzerland	9.8

India	6.2

Sweden	5.7

Germany	4.7

France	3.9

New Zealand	3.8

Canada	3.6

Brazil	3.5

[1]	Represents countries that are 3% or more of net assets.
[2]	Securities are categorized by the country of their headquarters.

Portfolio Diagnostics

Fund Net Assets	$161 million

Number of Holdings	50

2017 Annual Turnover Rate	41%

Average Market Capitalization[1]	$2,190 million

Weighted Average P/E Ratio[2,3]	27.2x

Weighted Average P/B Ratio[2]	4.1x

Active Share[4]	99%

[1]	Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.
[2]	Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.
[3]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (2% of portfolio holdings as of 12/31/17).
[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information

All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 2% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. All performance and risk information reflects results of the Service Class (its oldest class). Price and total return information is based on net asset values for shareholder transactions. Certain immaterial adjustments were made to the net assets of Royce International Premier Fund at 6/30/14 for financial reporting purposes, and as a result the calendar year total returns based on those net assets values differ from the adjusted net values and calendar year total returns reported in the Financial Highlights. Gross operating expenses reflect total gross annual operating expenses and include management fees, 12b-1 distribution and service fees, and other expenses. Net operating expenses reflect contractual fee waivers and/or expense reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive its fees and/or reimburse operating expenses to the extent necessary to maintain the Fund’s net annual operating expenses, (excluding brokerage commissions, taxes, interest, litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business), at or below 1.44% through April 30, 2018. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2017. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s benchmark. It is calculated by measuring the Fund’s performance in quarters when the benchmark went up and dividing it by the benchmark’s return in those quarters. Downside Capture Ratio measures a manager’s performance in down markets relative to the Fund’s benchmark (Russell Global ex-U.S. Small Cap). It is calculated by measuring the Fund’s performance in quarters when the benchmark goes down and dividing it by the benchmark’s return in those quarters.

The Royce Funds 2017 Annual Report to Shareholders | 15

MANAGER’S DISCUSSION
Royce Low-Priced Stock Fund (RLP)

Jim Stoeffel

FUND PERFORMANCE
Royce Low-Priced Stock Fund increased 9.7% in 2017, trailing its small-cap benchmark, the Russell 2000 Index, which was up 14.6% for the same period. It was a relatively tough year for small-cap approaches that emphasize valuation and low share prices as large-caps beat small-caps, small-cap growth beat value, and small-caps beat micro-caps. The strength of growth stocks was surprising in light of both the rebound for cyclical industries and value stocks in 2016 and the growing global economy, one in which we would typically expect these areas to excel.

WHAT WORKED... AND WHAT DIDN’T
Six of the Fund’s 11 equity sectors made positive contributions to 2017 performance. Information Technology made by far the biggest positive impact, with Industrials and Financials also posting notable net gains. None of the sectors that detracted from results had a significant negative effect. The largest net losses came from Consumer Discretionary and Consumer Staples. At the industry level, four groups stood out: electronic equipment, instruments & components, semiconductors & semiconductor equipment (both from Information Technology), metals & mining (Materials), and capital markets (Financials). Two industries in Consumer Discretionary led the groups that detracted—specialty retail and multiline retail, which were followed by less impactful net losses for food products (Consumer Staples) and chemicals (Materials).
Relative to the Russell 2000, Consumer Discretionary, particularly the aforementioned specialty retail industry, accounted for a sizable share of the year’s underperformance. As highlighted by a number of the portfolio’s largest stock detractors discussed below, a combination of secular headwinds, compounded in some cases by company-specific operational shortfalls, proved a troublesome combination. The Health Care sector was another significant source of underperformance as results were hampered by our low weighting as well as some stock selection missteps in biotechnology, one of the best-performing industries in the Russell 2000 in 2017. Stock picking also detracted in the large and diverse Industrials sector, most meaningfully in the professional services group. Conversely, Financials were a major positive versus the benchmark, thanks to an underweight in banks, which were laggards in the small-cap index, and savvy stock selection in capital markets, where Ashmore Group, a U.K.-based specialist in emerging market fixed income, and alternative investment manager Hamilton Lane both enjoyed strong years. Also helping relative results were stock selection in Energy (the only Russell 2000 sector to finish 2017 in the red), a combination of a higher weighting and effective stock selection in Information Technology, and lower exposure to Real Estate.

The Fund’s top contributor at the position level was Electro Scientific Industries, which manufactures laser and laser drilling systems, test and measurement equipment, and machine vision systems. An ongoing restructuring has significantly lowered break-even points, turning the company around to solid operating profits. We held some shares after taking gains as we see the firm remaining in growth mode. Kirkland Lake Gold is a precious metals exploration and production company with assets in Canada and Australia. The company’s shares benefited from better-than-expected production results at its two main properties along with a relatively benign gold price environment. We held a respectably sized stake at the end of 2017 as the company is well financed and profitable, which we think positioned it to further exploit its key mining properties.

We moved on from BioAmber, an industrial biotechnology company that specializes in renewable feedstocks, because of our concerns with start-up issues in a first-of-its-kind fermentation plant and the company’s tight capital structure. Shares of value-priced department store operator Stein Mart were hurt, like those of many retailers, by ongoing sales pressure wrought by the growth of e-commerce, formidable enough challenges that were exacerbated by a series of internal merchandising missteps. Our ongoing concerns about the secular shift to online shopping led us to sell our position in September. We also sold our shares of Ascena Retail Group, which acts as a holding company for a number of mostly women’s apparel retailers, including Ann Taylor, Dress Barn, and Justice. Its shares have been hurt by a combination of the online shift and internal operating miscues.

Top Contributors to Performance For 2017 (%)[1]

Electro Scientific Industries	0.96

Kirkland Lake Gold	0.76

QuinStreet	0.75

Novanta	0.68

IXYS Corporation	0.59

[1] Includes dividends

Top Detractors from Performance For 2017 (%)[2]

BioAmber	-0.63

Stein Mart	-0.59

Ascena Retail Group	-0.50

J.C. Penney Company	-0.46

Unique Fabricating	-0.42

[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK
We remain generally constructive on the U.S. economy, with tax reform likely to add a favorable tailwind to underlying earnings growth for many cyclical areas in 2018. Our largest weightings at the end of December remained Information Technology, Industrials, and Consumer Discretionary. Along with Energy, these large and diverse cyclical sectors were also our largest overweights versus the Russell 2000. Within the disappointing specialty retail group, our rationale for larger exposure was a combination of intriguingly low valuations with select companies adopting effective omni-channel strategies that we anticipate should help them to emerge as stronger players following the current shakeout in the industry.

16 | The Royce Funds 2017 Annual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW	TICKER SYMBOLS RYLPX RLPHX RLPIX RLPRX

Performance and Expenses
Average Annual Total Return (%) Through 12/31/17
	JUL-DEC 2017[1]	1-YR	3-YR	5-YR	10-YR	15-YR	20-YR	SINCE INCEPTION (12/15/93)

RLP	8.61	9.67	4.48	4.47	3.68	7.92	8.81	10.07

Annual Operating Expenses: 1.62% Annual Net Operating Expenses: 1.59%

[1] Not annualized

The Morningstar Style Map is the Morningstar Style Box™ with the center 75% of fund holdings plotted as the Morningstar Ownership Zone™. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 128 for additional information.

Value of $10,000
Invested on 12/15/93 as of 12/31/17 ($)

Top 10 Positions
% of Net Assets

Urban Outfitters	1.1

Shoe Carnival	1.1

American Eagle Outfitters	1.1

Hamilton Lane Cl. A	0.9

Orbotech	0.9

Sprott	0.9

Thor Industries	0.9

Ashmore Group	0.9

DSW Cl. A	0.9

Guess?	0.9

Portfolio Sector Breakdown
% of Net Assets

Information Technology	22.0

Industrials	19.6

Consumer Discretionary	18.9

Financials	12.6

Energy	7.7

Health Care	5.6

Materials	5.5

Telecommunication Services	0.7

Consumer Staples	0.6

Real Estate	0.5

Miscellaneous	4.8

Cash and Cash Equivalents	1.5

Calendar Year Total Returns (%)

YEAR	RLP

2017	9.7

2016	16.1

2015	-10.4

2014	-3.4

2013	12.9

2012	4.5

2011	-14.6

2010	31.5

2009	53.6

2008	-36.0

2007	2.3

2006	19.0

2005	9.7

2004	13.6

2003	44.0

Upside/Downside Capture Ratios
Periods Ended 12/31/17 (%)
	UPSIDE	DOWNSIDE

10-Year	84	112

From 12/31/93 (Start of the Fund’s First Full Quarter)	100	94

Portfolio Diagnostics

Fund Net Assets	$269 million

Number of Holdings	152

2017 Annual Turnover Rate	26%

Average Market Capitalization[1]	$798 million

Weighted Average P/B Ratio[2]	2.0x

Weighted Average P/E Ratio[2,3]	22.2x

Active Share[4]	95%

U.S. Investments (% of Net Assets)	82.5%

Non-U.S. Investments (% of Net Assets)	16.0%

[1]
Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]
Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3]	The Fund’s P/E Ratio calculation uses trailing 12-month earnings and excludes companies with zero or negative earnings (25% of portfolio holdings as of 12/31/17).
[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information

All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. All performance and risk information reflects results of the Service Class (its oldest class). Price and total return information is based on net asset values for shareholder transactions. Certain immaterial adjustments were made to the net assets of Royce Low-Priced Stock Fund at 6/30/13 for financial reporting purposes, and as a result the calendar year total returns based on those net asset values differ from the adjusted net asset values and calendar year total returns reported in the Financial Highlights. Gross operating expenses reflect the Fund’s total gross annual operating expenses and include management fees, 12b-1 distribution and service fees, other expenses, and acquired fund fees and expenses. Net operating expenses reflect contractual fee waivers and/or expense reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive fees and/or reimburse operating expenses to the extent necessary to maintain the Fund’s net annual operating expenses (excluding brokerage commissions, taxes, interest, litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business) at or below 1.49% through April 30, 2018. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds, and other investment companies. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2017. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s benchmark. It is calculated by measuring the Fund’s performance in quarters when the benchmark went up and dividing it by the benchmark’s return in those quarters. Downside Capture Ratio measures a manager’s performance in down markets relative to the Fund’s benchmark (Russell 2000). It is calculated by measuring the Fund’s performance in quarters when the benchmark goes down and dividing it by the benchmark’s return in those quarters.

The Royce Funds 2017 Annual Report to Shareholders | 17

MANAGERS’ DISCUSSION
Royce Micro-Cap Fund (RMC)

Jim Stoeffel Brendan Hartman

FUND PERFORMANCE
In 2017, large-caps beat small-caps, small-cap growth beat value, and small-caps beat micro-caps. This created obstacles for our valuation-sensitive approach in Royce Micro-Cap Fund. For the full year, the Fund gained 5.4%, trailing both its benchmark, the Russell Microcap Index, which rose 13.2%, and the Russell 2000 Index, which was up 14.6% for the same period. The strength of growth stocks was surprising in light of both the rebound for cyclical industries and value stocks in 2016 and the growing global economy, one in which we would typically expect these areas to lead.

WHAT WORKED... AND WHAT DIDN’T
Seven of the portfolio’s 10 equity sectors made positive contributions to performance in 2017, with Industrials leading by a sizable measure, followed by Financials, Information Technology, and Health Care. Of the three sectors that detracted, only Consumer Discretionary had a meaningful negative effect—net losses for Energy and Consumer Staples were far lower. At the industry level, machinery (Industrials) and capital markets (Financials) led decisively while specialty retail (Consumer Discretionary) and electrical equipment (Industrials) headed the list of detractors.
     Relative to the Russell Microcap, the Fund suffered most in 2017 from ineffective stock picks in two sectors. In Consumer Discretionary, the problem areas were leisure products, textiles, apparel & luxury goods, and specialty retail, while in Information Technology, the electronic equipment, instruments & components group fared worst versus the benchmark. Our lower exposure to Health Care also hurt, mostly due to an underweight in high-flying biotechnology companies, though ineffective stock selection in the sector was an additional factor. Helping relative results, on the other hand, was a balanced combination in Financials, where the Fund had lower exposure to lagging banks and a higher weighting in strong performers within capital markets, such as top-10 positions Canaccord Genuity Group and Silvercrest Asset Management Group. Savvy stock selection in Energy and Real Estate was also a positive in 2017.
     Capital equipment subsystem provider Ultra Clean Holdings was the Fund’s top contributor at the position level in 2017. The company gained market share through most of the year with critical OEM customers in a generally strong environment for semiconductor capital equipment spending. We were pleased to see earnings growth drive much of the rise for its stock price. Corium International manufactures transdermal patches across a wide range of applications from drug delivery to consumer products. After many years as a contract manufacturer, Corium has been developing generic drugs of its own over the past several years to leverage its delivery expertise. Results in early clinical trials were promising, which helped to send its shares higher. Internet vertical marketing and media specialist QuinStreet benefited from its management’s efforts to expand its reach beyond for-profit education into other industry verticals, including insurance and mortgages. We continued to hold a position as we believe that the firm has just begun to improve its business model.
As for those positions that detracted from calendar-year results, we sold our position in value-priced department store operator Stein Mart, the Fund’s largest detractor at the position level, in the wake of ongoing earnings and operational disappointments. Cherokee has a global business marketing and licensing numerous lifestyle brand products. Recent results were hurt by integration issues stemming from a large, transformative acquisition. We trimmed our position pending better visibility into management’s efforts to work through and resolve these challenges. We moved on from BioAmber, an industrial biotechnology company that specializes in renewable feedstocks, because of our concerns with start-up issues in a first-of-its- kind fermentation plant and the company’s tight capital structure. CUI Global offers a unique solution for measuring pipeline gas quality that’s quicker, cheaper, and more accurate than other existing technologies. A longer-than-expected delivery schedule put pressure on its shares, outweighing a respectable number of orders and a solid sales pipeline. However, we believe its technology can ultimately be monetized successfully, which led to our decision to add shares.

Top Contributors to Performance For 2017 (%)[1]

Ultra Clean Holdings	0.82

Corium International	0.77

QuinStreet	0.73

Novanta	0.62

Rogers Corporation	0.54

[1] Includes dividends

Top Detractors from Performance For 2017 (%)[2]

Stein Mart	-0.57

Cherokee	-0.53

BioAmber	-0.51

CUI Global	-0.48

Unique Fabricating	-0.40

[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK
During the second half of the year we continued to build positions in financial companies, particularly in banks, where we believe that micro-cap names, given their domestic focus, can benefit from a more relaxed regulatory environment as well as lower corporate tax rates. Despite the repositioning, Financials remained among our largest sector underweights at the end of December. We also maintained our lower exposure to Health Care, although we have been selectively adding to positions in later-stage medical device and biotech companies that we believe have created defensible competitive positions. Our largest weightings at the end of December remained Industrials and Information Technology, with the first of these also reflecting our largest overweight relative to the benchmark.

18 | The Royce Funds 2017 Annual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW	TICKER SYMBOLS RYOTX RMCFX RYMCX

Performance and Expenses
Average Annual Total Return (%) Through 12/31/17
	JUL-DEC 2017[1]	1-YR	3-YR	5-YR	10-YR	15-YR	20-YR	25-YR	SINCE INCEPTION (12/31/91)

RMC	3.35	5.43	3.05	4.94	3.75	9.17	8.48	10.14	10.83

Annual Operating Expenses: 1.57%

[1] Not annualized

Relative Returns: Monthly Rolling Average Annual Return Periods
Since Russell Microcap’s Inception (6/30/00) Through 12/31/17
On a monthly rolling basis, the Fund outperformed the Russell Microcap in 66% of all 10-year periods; 61% of all 5-year periods; and 51% of all 1-year periods.

	PERIODS BEATING THE INDEX		FUND AVG (%)[1]	INDEX AVG (%)[1]

10-year	60/91	66%	7.6	6.2

5-year	92/151	61%	8.4	8.1

1-year	102/199	51%	10.6	10.6

1Average of monthly rolling average annual total returns over the specified periods.

The Morningstar Style Map is the Morningstar Style Box™ with the center 75% of fund holdings plotted as the Morningstar Ownership Zone™. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 128 for additional information.

Value of $10,000
Invested on 6/30/00 (Russell Microcap Index
Inception) as of 12/31/17 ($)

Top 10 Positions
% of Net Assets

QAD Cl. A	1.1

Shoe Carnival	1.0

Kadant	1.0

Citi Trends	1.0

Canaccord Genuity Group	0.9

Stoneridge	0.9

CryoLife	0.9

Silvercrest Asset Management Group Cl. A	0.9

Encore Wire	0.9

Marten Transport	0.9

Portfolio Sector Breakdown
% of Net Assets

Industrials	21.3

Information Technology	18.6

Financials	14.5

Consumer Discretionary	13.8

Health Care	7.2

Energy	5.8

Materials	5.5

Real Estate	2.2

Consumer Staples	1.3

Telecommunication Services	0.7

Miscellaneous	4.5

Cash and Cash Equivalents	4.6

Calendar Year Total Returns (%)

YEAR	RMC

2017	5.4

2016	19.7

2015	-13.3

2014	-4.1

2013	21.3

2012	8.0

2011	-12.1

2010	30.1

2009	55.7

2008	-40.9

2007	7.1

2006	22.3

2005	11.5

2004	15.8

2003	52.6

Upside/Downside Capture Ratios
Periods Ended 12/31/17 (%)
	UPSIDE	DOWNSIDE

10-Year	75	90

From 6/30/00 (Russell Microcap Index Inception)	89	81

Portfolio Diagnostics

Fund Net Assets	$205 million

Number of Holdings	150

2017 Annual Turnover Rate	26%

Average Market Capitalization[1]	$476 million

Weighted Average P/E Ratio[2,3]	23.7x

Weighted Average P/B Ratio[2]	1.9x

Active Share[4]	91%

U.S. Investments (% of Net Assets)	82.8%

Non-U.S. Investments (% of Net Assets)	12.6%

[1]
Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]
Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (21% of portfolio holdings as of 12/31/17).
[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information

All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. All performance and risk information reflects results of the Investment Class (its oldest class). Price and total return information is based on net asset values calculated for shareholder transactions. Certain immaterial adjustments were made to the net assets of Royce Micro-Cap Fund at 12/31/17 for financial reporting purposes, and as a result the calendar year total returns based on those net assets values differ from the adjusted net values and calendar year total returns reported in the Financial Highlights. Operating expenses reflect the Fund’s total annual operating expenses for the Investment Class as of the Fund’s most current prospectus and include management fees other expenses and acquired fund fees and expenses. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investment in mutual funds, hedge funds, private equity funds, and other investment companies. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2017. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s benchmark. It is calculated by measuring the Fund’s performance in quarters when the benchmark went up and dividing it by the benchmark’s return in those quarters. Downside Capture Ratio measures a manager’s performance in down markets relative to the Fund’s benchmark (Russell Microcap Index). It is calculated by measuring the Fund’s performance in quarters when the benchmark goes down and dividing it by the benchmark’s return in those quarters.

The Royce Funds 2017 Annual Report to Shareholders | 19

MANAGERS’ DISCUSSION
Royce Micro-Cap Opportunity Fund (ROS)

Bill Hench Buzz Zaino, CFA

FUND PERFORMANCE
A second consecutive year of strong absolute and relative performance helped Royce Micro-Cap Opportunity Fund to build a relative advantage over its benchmark, the Russell Microcap Index, for the one- and three-year periods ended December 31, 2017. The Fund gained 25.0% in 2017, well ahead of the Russell Microcap, which was up 13.2% for the same period. Cyclical sectors such as Industrials, Information Technology, and Materials all did well even as they trailed Health Care, the strongest performer in the micro-cap index.

WHAT WORKED... AND WHAT DIDN’T
The Information Technology sector made by far the biggest positive impact on the Fund’s calendar-year performance, leading a group of five equity sectors that finished the year in the black. Industrials and Materials also posted sizable contributions to performance. Along with Financials, these three were also the strongest sectors versus the Russell Microcap. Those sectors that detracted—Energy, Real Estate, Telecommunication Services, Consumer Staples, and Consumer Discretionary—made only a slight collective negative impact to absolute results in 2017. Ineffective stock picks in Health Care had the biggest negative effect versus the benchmark, most impactfully in the health care providers & services group. The Fund’s cash position also hurt relative results, as did very modest stock-picking disadvantages in Real Estate and Consumer Staples. At the industry level, semiconductors & semiconductor equipment, electronic equipment, instruments & components (both from Information Technology), and chemicals (Materials) contributed most while detractors were comparably modest, led by two groups in Consumer Discretionary—textiles, apparel & luxury goods and specialty retail—and equity real estate investment trusts (Real Estate).
The global technology buildout that has been driving widespread innovation and development rolled on through the second half of the year. This led us to sell or trim several technology holdings, many clustered in the previously mentioned semiconductors & semiconductor equipment and electronic equipment, instruments & components groups. While we think demand is likely to remain robust, many holdings reached or exceeded our sell targets in 2017. We continue to watch these companies carefully, with especially close attention to product and valuation cycles. Top contributor KEMET Corporation, a solid tantalum and multilayer ceramic capacitor manufacturer in the electronic equipment, instruments & components groups, is a great example of both the strength and consistency of this run for certain small- and micro-cap tech companies. In addition to its disproportionately strong performance in 2017, KEMET Corporation was the portfolio’s top contributor in 2016’s fourth quarter and in the first half of this year. We reduced our stake slowly and steadily into the fall.

CareDx, which specializes in diagnostic testing for transplant recipients, probably qualifies for the year’s most dramatic turnaround. One of the portfolio’s top detractors in the first half of the year, its stock benefited in the second half from the favorable resolution of reimbursement issues that had been hampering results.

The Fund’s largest detractor at the position level was cybersecurity specialist KEYW Holding Corporation. The firm’s current CEO came on board in 2015 and has most recently worked to position the company as a cybersecurity expert focused on government contracts, primarily by consolidating its businesses. At year-end, we were confident that these changes would ultimately improve results. Of the four remaining positions that detracted most, each was a potential turnaround in which ongoing disappointments, along with additional stock price declines, led us to exit. Cherokee markets and licenses numerous lifestyle brand products. TravelCenters of America operates a network of hospitality and fuel service stops primarily along U.S. Interstates. Pengrowth Energy is a Canadian oil and gas business, and RAIT Financial Trust is an internally managed real estate investment trust that provides debt financing to commercial real estate owners.

Top Contributors to Performance For 2017 (%)[1]

KEMET Corporation	2.69

CareDx	2.18

Ichor Holdings	1.38

Forterra	1.33

Nimble Storage	1.29

[1] Includes dividends

Top Detractors from Performance For 2017 (%)[2]

KEYW Holding Corporation	-0.99

Cherokee	-0.64

TravelCenters of America LLC	-0.62

Pengrowth Energy	-0.53

RAIT Financial Trust	-0.46

[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK
With the global economy accelerating and U.S. GDP rising, it’s possible that positive developments can keep lifting the market in the months ahead. However, there are also risks of inflation and rapidly rising deficits in addition to high equity valuations, rising rates, and a Fed that has already begun to taper. This last development could have the largest impact on stocks, as contracting liquidity crimps the funds available for investment. We are therefore measured in our optimism. While reducing our exposure to technology stocks, we put proceeds to work via investments in industrial and commodity-based businesses in the expectation that global growth will continue to stoke demand. With the recovery of energy prices, nearly all industrial end markets were doing well by year-end. In addition, we hold many companies in cyclical areas where turnarounds were just getting underway or did not occur in 2017, which enhances our cautious optimism for select micro-cap stocks.

20 | The Royce Funds 2017 Annual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW	TICKER SYMBOLS ROSFX ROSSX

Performance and Expenses
Average Annual Total Return (%) Through 12/31/17
	JUL-DEC 2017[1]	1-YR	3-YR	5-YR	SINCE INCEPTION (8/31/10)

ROS	13.86	24.99	9.16	12.32	13.91

Annual Gross Operating Expenses: 1.30% Annual Net Operating Expenses: 1.24%

[1] Not annualized

The Morningstar Style Map is the Morningstar Style Box™ with the center 75% of fund holdings plotted as the Morningstar Ownership Zone™. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 128 for additional information.

Value of $10,000
Invested on 8/31/10 as of 12/31/17 ($)

Top 10 Positions
% of Net Assets

CareDx	2.6

Commercial Vehicle Group	2.2

Forterra	2.2

Surgery Partners	2.0

Ducommun	2.0

NMI Holdings Cl. A	2.0

Hamilton Lane Cl. A	1.9

Basic Energy Services	1.8

Intrepid Potash	1.6

Gencor Industries	1.6

Portfolio Sector Breakdown
% of Net Assets

Industrials	21.2

Information Technology	19.0

Health Care	14.5

Financials	11.3

Materials	9.7

Energy	6.0

Consumer Discretionary	3.3

Consumer Staples	2.1

Real Estate	0.8

Telecommunication Services	0.8

Miscellaneous	4.6

Cash and Cash Equivalents	6.7

Calendar Year Total Returns (%)

YEAR	ROS

2017	25.0

2016	23.8

2015	-16.0

2014	-5.0

2013	44.6

2012	35.1

2011	-17.1

Portfolio Diagnostics

Fund Net Assets	$47 million

Number of Holdings	89

2017 Annual Turnover Rate	70%

Average Market Capitalization[1]	$431 million

Weighted Average P/B Ratio[2]	1.9x

Weighted Average P/S Ratio[3]	0.9x

Active Share[4]	94%

U.S. Investments (% of Net Assets)	91.2%

Non-U.S. Investments (% of Net Assets)	2.1%

[1]
Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]
Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3]	Price to Sales is calculated by dividing the company’s market cap by the revenue in the most recent year.
[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information

All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 1% redemption fee, payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. Certain immaterial adjustments were made to the net assets of Royce Micro-Cap Opportunity Fund at 12/31/17 for financial reporting purposes, and as a result the calendar year total returns based on those net assets values differ from the adjusted net values and calendar year total returns reported in the Financial Highlights. Gross operating expenses reflect the Fund’s total gross annual operating expenses and include management fees and other expenses. Net operating expenses reflect contractual fee waivers and/or expense reimbursements. All expense information is reported as of the Funds most current prospectus. Royce & Associates has contractually agreed to waive fees and/or reimburse operating expenses to the extent necessary to maintain the Fund’s net annual operating expenses, (excluding dividend and interest expenses relating to short sale activities, brokerage commissions, taxes, interest, litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business), at or below 1.24% through April 30, 2018. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2017.

The Royce Funds 2017 Annual Report to Shareholders | 21

MANAGERS’ DISCUSSION
Royce Opportunity Fund (ROF)

Buzz Zaino, CFA Bill Hench

FUND PERFORMANCE
A second consecutive year of stellar absolute and relative performance helped Royce Opportunity Fund to extend its relative advantages over its small-cap benchmark, the Russell 2000 Index, for the one-, three-, five-, 10-, 15-, 20-year, and since inception (11/19/96) periods ended December 31, 2017. The Fund gained 21.9% in 2017, well ahead of the Russell 2000, which was up 14.6% for the same period. Although 2017 was not as favorable for many cyclicals and value stocks as 2016 was, breadth was solid, with cyclical sectors such as Industrials, Information Technology, and Materials doing well even as they trailed Health Care, the strongest performer in the small-cap index largely due to lofty returns from resurgent biotechnology companies.

WHAT WORKED... AND WHAT DIDN’T
Information Technology and Industrials made by far the biggest positive impact on the Fund’s calendar-year performance, part of a group of seven equity sectors that finished the year in the black. Along with Materials, these two were also the strongest sectors versus the Russell 2000. Those portfolio sectors that detracted on an absolute basis—Telecommunication Services, Consumer Staples, Energy, and Real Estate—made only a slight negative impact. The portfolio’s significant underweight in Health Care was the biggest relative detractor in 2017, due to our lack of exposure to biotechnology. The Fund’s cash position also hurt relative results, as did modest stock-picking disadvantages in Telecommunication Services and Consumer Staples. At the industry level, semiconductors & semiconductor equipment (Information Technology), machinery (Industrials), and electronic equipment, instruments & components (Information Technology) led while detractors were comparably modest, led by energy equipment & services (Energy), IT services (Information Technology), and multiline retail (Consumer Discretionary).
The global technology buildout that has been driving widespread innovation and development rolled on through the second half of the year. This led us to sell or trim several technology holdings, many clustered in the previously mentioned semiconductors & semiconductor equipment and electronic equipment, instruments & components groups. While we think demand is likely to remain robust, many holdings reached or exceeded our sell targets in 2017. We continue to watch these companies carefully, with especially close attention to product and valuation cycles.

Top contributor KEMET Corporation, a solid tantalum and multilayer ceramic capacitor manufacturer in the electronic equipment, instruments & components groups, is a great example of both the strength and consistency of this run for certain small-cap tech companies. In addition to its disproportionately strong performance in 2017, KEMET was one of the portfolio’s top contributor in 2016’s fourth quarter. We reduced our stake slowly and steadily into the fall. The list of the Fund’s top-five contributors also included three companies in the semiconductors & semiconductor equipment industry, one of which—IXYS Corporation—was a takeover target (as was TRC Companies, an engineering, environmental consulting, and construction management firm in the Industrials sector). Both Brooks Automation, which offers automation-oriented software and hardware for semiconductors, and capital equipment subsystem provider Ultra Clean Holdings benefited from the ongoing high demand for semiconductor equipment.

Of the five positions that detracted most from results, each was a “turnaround in waiting” in which we built our stake in 2017. IT consultant Unisys Corporation had underwhelming results that discouraged investors, though we think its large book of business, much of it government related, can allow it to ultimately address its weaknesses. We also believe the new management team at Wesco Aircraft Holdings is well positioned to address the firm’s operational issues and eventually improve results. Telecommunications services provider Windstream Holdings has consolidated operations to improve efficiency, but investors disconnected when expectations for increased sales were not met.

Top Contributors to Performance For 2017(%)[1]

KEMET Corporation	1.34

IXYS Corporation	0.76

Brooks Automation	0.74

Ultra Clean Holdings	0.71

TRC Companies	0.67

[1] Includes dividends

Top Detractors from Performance For 2017 (%)[2]

Unisys Corporation	-0.54

Wesco Aircraft Holdings	-0.49

Windstream Holdings	-0.48

J.C. Penney Company	-0.33

Team	-0.33

[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK
With the global economy accelerating and U.S. GDP rising, it’s possible that positive developments can keep lifting the market in the months ahead. However, there are also risks of inflation and rapidly rising deficits in addition to high equity valuations, rising rates, and a Fed that has already begun to taper. This last development could have the largest impact on stocks, as contracting liquidity crimps the funds available for investment. We are therefore measured in our optimism. While reducing our exposure to technology stocks, we put proceeds to work via investments in industrial and commodity-based businesses in the expectation that global growth will continue to stoke demand. With the recovery of energy prices, nearly all industrial end markets were doing well by year-end. In addition, we hold many companies in cyclical areas where turnarounds were just getting underway or did not occur in 2017, which enhances our cautious optimism for select small-cap stocks.

22 | The Royce Funds 2017 Annual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW	TICKER SYMBOLS RYPNX RYOFX ROFCX ROFIX ROFRX ROFKX

Performance and Expenses
Average Annual Total Return (%) Through 12/31/17
	JUL-DEC 2017[1]	1-YR	3-YR	5-YR	10-YR	15-YR	20-YR	SINCE INCEPTION (11/19/96)

ROF	12.67	21.88	11.01	14.33	9.39	12.79	12.12	12.71

Annual Operating Expenses: 1.19%

[1] Not annualized

Relative Returns: Monthly Rolling Average Annual Return Periods
20 Years Through 12/31/17
On a monthly rolling basis, the Fund outperformed the Russell 2000 in 79% of all 10-year periods; 73% of all 5-year periods; and 68% of all 1-year periods.

	PERIODS BEATING THE INDEX		FUND AVG (%)[1]	INDEX AVG (%)[1]

10-year	96/121	79%	9.2	6.7

5-year	133/181	73%	11.5	8.2

1-year	155/229	68%	15.4	9.9

1Average of monthly rolling average annual total returns over the specified periods.

The Morningstar Style Map is the Morningstar Style Box™ with the center 75% of fund holdings plotted as the Morningstar Ownership Zone™. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 128 for additional information.

Value of $10,000
Invested on 11/19/96 as of 12/31/17 ($)

Top 10 Positions
% of Net Assets

Comtech Telecommunications	1.0

Carpenter Technology	1.0

Dana	1.0

Allegheny Technologies	1.0

Tower International	1.0

Mueller Industries	0.9

Microsemi Corporation	0.8

Meritor	0.8

Enova International	0.8

Cree	0.8

Portfolio Sector Breakdown
% of Net Assets

Industrials	24.3

Information Technology	20.7

Consumer Discretionary	15.8

Materials	8.6

Energy	6.1

Health Care	6.1

Financials	5.9

Consumer Staples	1.6

Telecommunication Services	0.7

Real Estate	0.3

Utilities	0.2

Miscellaneous	4.0

Cash and Cash Equivalents	5.7

Calendar Year Total Returns (%)

YEAR	ROF

2017	21.9

2016	29.9

2015	-13.6

2014	-0.5

2013	43.5

2012	22.6

2011	-13.0

2010	33.8

2009	62.1

2008	-45.7

2007	-2.0

2006	18.8

2005	4.8

2004	17.5

2003	72.9

Upside/Downside Capture Ratios
Periods Ended 12/31/17 (%)
	UPSIDE	DOWNSIDE

10-Year	120	125

From 12/31/96 (Start of Fund’s First Full Quarter)	125	110

Portfolio Diagnostics

Fund Net Assets	$1,609 million

Number of Holdings	256

2017 Annual Turnover Rate	43%

Average Market Capitalization[1]	$944 million

Weighted Average P/B Ratio[2]	1.7x

Weighted Average P/S Ratio[3]	0.9x

Active Share[4]	90%

U.S. Investments (% of Net Assets)	89.2%

Non-U.S. Investments (% of Net Assets)	5.1%

[1]
Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]
Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3]	Price to Sales is calculated by dividing the company’s market cap by the revenue in the most recent year.
[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information

All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. All performance and risk information reflects results of the Investment Class (its oldest class). Operating expenses reflect the Fund’s total annual operating expenses for the Investment Class as of the Fund’s most current prospectus and include management fees and other expenses. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2017. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s benchmark. It is calculated by measuring the Fund’s performance in quarters when the benchmark went up and dividing it by the benchmark’s return in those quarters. Downside Capture Ratio measures a manager’s performance in down markets relative to the Fund’s benchmark (Russell 2000). It is calculated by measuring the Fund’s performance in quarters when the benchmark goes down and dividing it by the benchmark’s return in those quarters.

The Royce Funds 2017 Annual Report to Shareholders | 23

MANAGERS’ DISCUSSION
Royce Pennsylvania Mutual Fund® (PMF)

Chuck Royce Lauren Romeo, CFA Jay Kaplan, CFA

FUND PERFORMANCE
With a second consecutive year of strong absolute and relative performance, our flagship Royce Pennsylvania Mutual Fund further solidified long-term advantages over its small-cap benchmark, the Russell 2000 Index, outperforming for the one-, 20-, 25-, 30-, and 35-year periods ended December 31, 2017. The Fund advanced 16.2% in 2017, ahead of the 14.6% gain for the Russell 2000. The attributes that investors favored in 2017—growth stocks in industries such as biotechnology and highly leveraged companies most notably—presented headwinds for the Fund’s multidiscipline approach. However, Penn also enjoyed tailwinds later in the year in the form of renewed strength for cyclicals—particularly those with global exposure. All in all, 2017 was a good year, but with its mix of leadership for growth stocks against the backdrop of an accelerating global economy, it was a strange one as well.

WHAT WORKED... AND WHAT DIDN’T
Eight of the Fund’s 11 equity sectors made positive contributions to 2017 performance. The portfolio’s two largest sectors—Industrials and Information Technology—led by a wide margin, followed by solid net gains for Health Care, which led the Russell 2000, and Financials. Consumer Discretionary and Energy detracted, albeit modestly, while Telecommunication Services and Utilities, the Fund’s smallest sectors were essentially flat. The best relative performance in 2017 came from Financials, where both our lighter weighting in banks and heavier investment in capital markets companies were additive against the benchmark. Savvy stock selection in Information Technology was also an important factor in 2017’s outperformance. The largest relative sector detractor was Consumer Discretionary, where weak stock selection in specialty retail hurt most, while our lower exposure to Health Care also detracted due to the Fund’s significant underweight in biotechnology stocks, one of the top-performing small-cap industries in 2017. At the industry level, the largest contributions on an absolute basis came from electronic equipment, instruments & components (Information Technology) and machinery (Industrials), each from one of the Fund’s leading sectors, while the largest detractors, specialty retail (Consumer Discretionary) and energy equipment & services (Energy), came from its two worst.
      For many years, the portfolio has invested heavily in companies that increase productivity or otherwise help business operate faster, cheaper, and more effectively. This ‘picks and shovels’ approach often leads us to industrial and technology companies with very interesting—and in many cases ultimately profitable—niche businesses. Over the last few years, there has been a significant amount of innovation in areas such as process automation, robotics, lasers, cloud storage, etc.—all of which need equipment, components, and related technology. This has led us to invest in several companies that specialize in process automation or other innovative ways that boost productivity. Moreover, the long-term outlook for select companies in these areas looks very promising to us as the current global technology build-out continues. It was no surprise, then, that four of the portfolio’s five top-contributing stocks in 2017 were technology stocks and that the fifth came from the Industrials sector.
      Few holdings exemplify our goal for these kinds of companies more than the Fund’s top contributor in 2017, laser diode and equipment maker Coherent, which also occupied the Fund’s top spot in 2016. Its stock climbed thanks to a record-setting fiscal 2017, which saw sales and earnings growth driven by increasing demand for ramped up OLED (organic light-emitting diode) capacity and service. We reduced our position as its shares rose. Sun Hydraulics is an industrial technology company that develops and manufactures solutions for the hydraulics and electronics markets. Its shares rose on robust sales and earnings as well as management’s cautiously optimistic outlook that included raised revenue guidance.
As for positions that detracted, specialized industrial services business Team disappointed as certain expected operational synergies did not materialize. We reduced our position, though we think its exposure to the recovering energy industry can help its business to improve. We also trimmed our stake in CIRCOR International, which makes an array of valves and related flow control products and services. Valve sales to the domestic land-based oil industry improved when the price of oil rallied in the second half of the year, but could not offset the sales declines to large offshore project customers where investments are only now showing signs of bottoming and pricing is intense.

Top Contributors to Performance For 2017 (%)[1]

Coherent	0.83

Sun Hydraulics	0.82

Cognex Corporation	0.70

IPG Photonics	0.70

HEICO Corporation	0.50

[1] Includes dividends

Top Detractors from Performance For 2017 (%)[2]

Team	-0.33

CIRCOR International	-0.29

Core-Mark Holding Company	-0.26

Ethan Allen Interiors	-0.24

Matrix Service	-0.22

[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK
Our outlook is mixed. While we are cautious about the prospects for small-cap returns as a whole, we are also optimistic about the portfolio’s return potential as it leans towards three factors that we believe will be rewarded going forward—economically sensitive cyclicals, global exposure, and—in many cases—high profitability. These are the select qualities that we anticipate will drive small-cap leadership. In this environment, we see the opportunity for the Fund to continue outperforming in the years ahead.

24 | The Royce Funds 2017 Annual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW	TICKER SYMBOLS PENNX RYPFX RPMIX RYPCX RPMRX RPMKX

Performance and Expenses
Average Annual Total Return (%) Through 12/31/17
	JUL-DEC 2017[1]	1-YR	3-YR	5-YR	10-YR	15-YR	20-YR	25-YR	30-YR	35-YR	45-YR

PMF	10.91	16.24	9.20	11.83	7.77	10.92	9.93	10.55	11.20	11.83	11.80

Annual Operating Expenses: 0.93%

[1] Not annualized

Relative Returns: Monthly Rolling Average Annual Return Periods
20 Years Through 12/31/17
On a monthly rolling basis, the Fund outperformed the Russell 2000 in 70% of all 10-year periods; 67% of all 5-year periods; and 54% of all 1-year periods.

	PERIODS BEATING THE INDEX		FUND AVG (%)[1]	INDEX AVG (%)[1]

10-year	85/121	70%	8.6	6.7

5-year	121/181	67%	10.1	8.2

1-year	124/229	54%	11.4	9.9

1Average of monthly rolling average annual total returns over the specified periods.

The Morningstar Style Map is the Morningstar Style Box™ with the center 75% of fund holdings plotted as the Morningstar Ownership Zone™. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 128 for additional information.

Value of $10,000
Invested on 12/29/78 (Russell 2000 Inception)
as of 12/31/17 ($)

Top 10 Positions
% of Net Assets

Sun Hydraulics	2.0

FLIR Systems	1.8

Tennant Company	1.4

HEICO Corporation	1.4

First Citizens BancShares Cl. A	1.3

Quaker Chemical	1.2

Merit Medical Systems	1.2

Bio-Techne	1.1

Raven Industries	1.1

Valmont Industries	1.1

Portfolio Sector Breakdown
% of Net Assets

Industrials	27.6

Information Technology	19.5

Financials	13.6

Health Care	9.5

Consumer Discretionary	9.2

Materials	8.1

Energy	4.0

Real Estate	2.5

Consumer Staples	1.7

Telecommunication Services	0.2

Utilities	0.2

Miscellaneous	3.1

Cash and Cash Equivalents	0.8

Calendar Year Total Returns (%)

YEAR	PMF

2017	16.2

2016	26.5

2015	-11.4

2014	-0.7

2013	35.3

2012	14.6

2011	-4.2

2010	23.9

2009	36.3

2008	-34.8

2007	2.8

2006	14.8

2005	12.5

2004	20.2

2003	40.3

Upside/Downside Capture Ratios
Periods Ended 12/31/17 (%)
	UPSIDE	DOWNSIDE

10-Year	93	96

From 12/31/78 (Russell 2000 Inception)	89	71

Portfolio Diagnostics

Fund Net Assets	$2,110 million

Number of Holdings	331

2017 Annual Turnover Rate	27%

Average Market Capitalization[1]	$2,036 million

Weighted Average P/E Ratio[2,3]	24.2x

Weighted Average P/B Ratio[2]	2.5x

Active Share[4]	86%

U.S. Investments (% of Net Assets)	87.1%

Non-U.S. Investments (% of Net Assets)	12.1%

[1]
Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]
Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (7% of portfolio holdings as of 12/31/17).
[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information

All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. All performance and risk information reflects results of the Investment Class (its oldest class). Operating expenses reflect the Fund’s total annual operating expenses for the Investment Class as of the Fund’s most current prospectus and include management fees, other expenses, and acquired fund fees and expenses. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investment in mutual funds, hedge funds, private equity funds, and other investment companies. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2017. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s benchmark. It is calculated by measuring the Fund’s performance in quarters when the benchmark went up and dividing it by the benchmark’s return in those quarters. Downside Capture Ratio measures a manager’s performance in down markets relative to the Fund’s benchmark (Russell 2000). It is calculated by measuring the Fund’s performance in quarters when the benchmark goes down and dividing it by the benchmark’s return in those quarters.

The Royce Funds 2017 Annual Report to Shareholders | 25

MANAGERS’ DISCUSSION
Royce Premier Fund (RPR)

Chuck Royce Lauren Romeo, CFA Steven McBoyle, CPA, CA

FUND PERFORMANCE
A second consecutive year of strong absolute and relative performance allowed Royce Premier Fund to extend its relative advantages over its small-cap benchmark, the Russell 2000 Index, for the one-, three-, 10-, 15-, 20-, 25-year, and since inception (12/31/91) periods ended December 31, 2017. The Fund gained 23.8% in 2017, comfortably ahead of the Russell 2000, which was up 14.6% for the same period. Breadth was solid in cyclical sectors, with Industrials, Information Technology, and Materials all doing well on an absolute basis. However, these sectors still trailed Health Care, the strongest performer in the small-cap index thanks to resurgent biotechnology companies.

WHAT WORKED... AND WHAT DIDN’T
Eight of the Fund’s nine equity sectors were positive contributors in 2017. Driven by the global technology buildout that benefited several portfolio holdings, Information Technology made by far the largest contribution, followed by Industrials. (These were also the portfolio’s two largest sector weightings at year-end). Energy detracted, but its negative impact was minor, thanks to some effective stock picking in a slumping area of the market. The Fund’s relative advantage over the Russell 2000 came overwhelmingly from strong stock selection, most notably in Information Technology. Stock picking also provided a significant relative edge in Financials, in large part due to strong results for Ashmore Group, a U.K.-based asset manager specializing in emerging market fixed income. Our underweight in banks also boosted relative results in the sector. Hurting relative results were our low weighting in Health Care, which included no exposure to biotechnology, and the portfolio’s cash position.
      At the industry level, the electronic equipment, instruments & components group in Information Technology dominated, with two of the portfolio’s top-five contributors coming from this industry. Cognex Corporation is the market leader in machine vision technology, which captures and analyzes visual information to automate tasks that previously relied on human eyesight and is thus a major driver of industrial and process automation. The firm has just begun to move into key end markets, such as consumer electronics, while adoption is expanding to other industries, including a fast-growing logistics segment. With ever-evolving proprietary technology and an unmatched global corps of engineers serving customers, we believe the firm looks poised to sustain its well-above-average returns on invested capital (ROIC) and compound its business value into the future. IPG Photonics is the dominant provider of fiber lasers, which continue to take share from traditional industrial lasers in cutting, marking, and welding. Renewed demand in China fueled further growth in 2017 while Europe’s expanding economy bodes well for 2018. IPG also continually drove down costs while increasing the power of its core fiber lasers. Moreover, three smaller technology acquisitions in 2017 expanded its addressable markets. From the semiconductors & semiconductor equipment group, MKS Instruments is the leading provider of critical components used in semiconductor manufacture. The firm continues to benefit from the transition to new chip architectures that require additional new equipment.
As for positions that detracted, CIRCOR International makes an array of valves and provides related flow control products and services. Valve sales to the domestic land-based oil industry improved when the price of oil rallied in the second half of the year, but could not offset the sales declines to large offshore project customers where investments are only now showing signs of bottoming and pricing is intense. We think it can eventually benefit from a recovery in energy prices and the further integration of a recent acquisition, which diversifies its end markets and brings higher margins, differentiated products, and aftermarket service revenue streams, factors that led us to add shares in the second half. We chose to sell our position in MSC Industrial Direct, which supplies metalworking and maintenance and repair parts. Multiples were compressed as gross margins began to reflect pressure from Amazon’s revamped efforts to expand its own industrial distribution business. While its service-intensive metalworking business looked better insulated from the encroaching competition, we had doubts about the sustainability of its previous levels of ROIC for its more standard maintenance and repair operations, which account for about 50% of its business.

Top Contributors to Performance For 2017 (%)[1]

Cognex Corporation	3.03

MKS Instruments	2.08

IPG Photonics	1.70

Copart	1.52

Westlake Chemical	1.46

[1] Includes dividends

Top Detractors from Performance For 2017 (%)[2]

CIRCOR International	-0.51

MSC Industrial Direct Cl. A	-0.32

Dorman Products	-0.32

SEACOR Marine Holdings	-0.27

Minerals Technologies	-0.22

[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK
We believe that high-ROIC small-cap companies can continue to outperform, which should benefit our strategy. Many of these companies are in cyclical areas, including Industrials and Information Technology, that we think have relatively more attractive valuations even after the strong run of the last two years. So while we are cautious about the prospects for small-cap returns as whole, we are also optimistic about our portfolio’s return potential as it leans towards three factors we believe will be well-rewarded going forward—high profitability, cyclicality, and global exposure. We trimmed some holdings that appeared extended in 2017, particularly in the technology area, and invested more in high-quality cyclical companies in the paper and chemical industries, which looked well positioned to benefit from accelerating global growth.

26 | The Royce Funds 2017 Annual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW	TICKER SYMBOLS RYPRX RPFFX RPFIX RPRCX RPRRX RPRWX

Performance and Expenses
Average Annual Total Return (%) Through 12/31/17
	JUL-DEC 2017[1]	1-YR	3-YR	5-YR	10-YR	15-YR	20-YR	25-YR	SINCE INCEPTION (12/31/91)

RPR	13.86	23.77	11.11	11.68	8.78	12.27	10.96	11.78	11.94

Annual Operating Expenses: 1.16%

[1] Not annualized

Relative Returns: Monthly Rolling Average Annual Return Periods
20 Years Through 12/31/17
On a monthly rolling basis, the Fund outperformed the Russell 2000 in 98% of all 10-year periods; 69% of all 5-year periods; and 63% of all 1-year periods.

	PERIODS BEATING THE INDEX		FUND AVG (%)[1]	INDEX AVG (%)[1]

10-year	119/121	98%	10.2	6.7

5-year	125/181	69%	11.1	8.2

1-year	145/229	63%	12.1	9.9

1Average of monthly rolling average annual total returns over the specified periods.

The Morningstar Style Map is the Morningstar Style Box™ with the center 75% of fund holdings plotted as the Morningstar Ownership Zone™. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 128 for additional information.

Value of $10,000
Invested on 12/31/91 as of 12/31/17 ($)

Top 10 Positions
% of Net Assets

Landstar System	3.1

Copart	3.1

National Instruments	3.1

Lincoln Electric Holdings	3.0

Woodward	2.8

Valmont Industries	2.7

Kirby Corporation	2.7

Ashmore Group	2.5

Alleghany Corporation	2.4

Air Lease Cl. A	2.4

Portfolio Sector Breakdown
% of Net Assets

Industrials	32.4

Information Technology	17.5

Financials	12.7

Consumer Discretionary	8.6

Materials	8.1

Health Care	3.3

Energy	2.6

Consumer Staples	2.2

Real Estate	1.0

Miscellaneous	1.1

Cash and Cash Equivalents	10.5

Calendar Year Total Returns (%)

YEAR	RPR

2017	23.8

2016	23.0

2015	-9.9

2014	-0.9

2013	27.7

2012	11.4

2011	-0.9

2010	26.5

2009	33.3

2008	-28.3

2007	12.7

2006	8.8

2005	17.1

2004	22.8

2003	38.7

Upside/Downside Capture Ratios
Periods Ended 12/31/17 (%)
	UPSIDE	DOWNSIDE

10-Year	94	91

From 12/31/91 (Start of Fund’s First Full Quarter)	93	72

Portfolio Diagnostics

Fund Net Assets	$2,360 million

Number of Holdings	57

2017 Annual Turnover Rate	8%

Average Market Capitalization[1]	$3,969 million

Weighted Average P/E Ratio[2,3]	25.4x

Weighted Average P/B Ratio[2]	3.1x

Active Share[4]	97%

U.S. Investments (% of Net Assets)	79.3%

Non-U.S. Investments (% of Net Assets)	10.2%

[1]
Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]
Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (4% of portfolio holdings as of 12/31/17).
[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information

All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. All performance and risk information reflects results of the Investment Class (its oldest class). Operating expenses reflect the Fund’s total annual operating expenses for the Investment Class as of the Fund’s most current prospectus and include management fees and other expenses. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2017. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s benchmark. It is calculated by measuring the Fund’s performance in quarters when the benchmark went up and dividing it by the benchmark’s return in those quarters. Downside Capture Ratio measures a manager’s performance in down markets relative to the Fund’s benchmark (Russell 2000). It is calculated by measuring the Fund’s performance in quarters when the benchmark goes down and dividing it by the benchmark’s return in those quarters.

The Royce Funds 2017 Annual Report to Shareholders | 27

MANAGER’S DISCUSSION
Royce Small-Cap Leaders Fund (ROH)

Lauren Romeo, CFA

FUND PERFORMANCE
Outperformance by for small-cap growth stocks created some challenges in 2017 for the valuation-sensitive, quality-centric strategy we use in Royce Small-Cap Leaders Fund. The Fund gained 10.1% in 2017, trailing its small-cap benchmark, the Russell 2000 Index, which was up 14.6% for the same period. Investors showed a greater preference for growth stocks and companies without earnings in 2017. There was, however, one potentially important reversal that occurred in the fourth quarter: small-cap cyclicals enjoyed higher returns than defensive stocks. This helped the Fund to outperform the Russell 2000 for the quarter, up 4.4% versus 3.3%.

WHAT WORKED... AND WHAT DIDN’T
Led by an impressive positive contribution from Financials, six of the portfolio’s nine equity sectors finished 2017 in the black, with Industrials also making a notable impact. Energy—the only Russell 2000 sector with a negative return in 2017—and Consumer Discretionary detracted modestly while Materials was basically flat. At the industry level, capital markets, from the Financials sector, led by a wide margin, followed by machinery (Industrials) and semiconductors & semiconductor equipment (Information Technology). The impact of industries that detracted was comparably minor, with the largest net losses coming from specialty retail (Consumer Discretionary) and energy equipment & services (Energy).
      Relative to the Russell 2000, the Fund was hurt most by its significant underweight in Health Care, the top-performing small-cap sector in 2017. The disadvantage came mostly from very low exposure to biotechnology, which rebounded strongly after correcting in 2017. Ineffective stock selection hampered results in Consumer Discretionary, particularly in the aforementioned specialty retail group, as well as in Industrials and Information Technology. Conversely, savvy stock picking gave the portfolio a sizable relative edge in Financials, much of it coming from holdings in the previously mentioned capital markets group as well as thrifts & mortgage finance companies. Our underweight in struggling bank stocks was another source of outperformance in the sector. Stock selection was also additive in Consumer Staples, while in Real Estate we benefited from a combination of a strong year for top-10 holding Marcus & Millichap, which provides sales, financing, research, and advisory services in the commercial real estate industry, as well as our low weighting in the sector.
      Another top-10 position, residential mortgage insurance specialist Genworth MI Canada, was the portfolio’s top contributor. The firm saw below-average insured mortgage loss ratios thanks to stronger oil prices, which led to improved employment and economic growth in energy-driven provinces such as Alberta. Its business also benefited from premium rate increases that offset slower overall market growth due to the higher capital requirements that Canada implemented early in 2017. Artisan Partners Asset Management is another top-10 holding. It led the capital markets group, boosted by strong equity markets, improved performance for key funds, and promising early inflows for the firm’s newer, more differentiated portfolios. All of this seemed to inspire confidence that the company would return to net inflows if these trends can be sustained.
Celestica, the Fund’s top detractor at the position level, is another Canadian business. The company manufactures electronic components and has been making strides toward its higher-margin advanced technology solutions segment, which accounts for about one third of its sales, but not at a fast enough clip to offset sluggish near-term trends in its core communications and enterprise business. Additionally, spending in advance of revenue from new programs wins pressured profit margins. We began to rebuild our position in September. Steelcase suffered from choppy demand in its North American business, which exacerbated the headwind of an ongoing shift to open plan office furniture solutions at the expense of layouts geared toward Steelcase’s office and cubicle offerings. While the company has aggressively ramped up new products to meet the trend, they are just now reaching scale where their growth offsets legacy sale declines. Ongoing unprofitability in Europe, caused by temporarily elevated spending and uneven revenues, has further pushed out the unlocking of this earnings power. We reduced our stake in 2017.

Top Contributors to Performance For 2017 (%)[1]

Genworth MI Canada	1.33

Artisan Partners Asset Management Cl. A	1.14

Houlihan Lokey Cl. A	0.92

Kadant	0.76

Lazard Cl. A	0.72

[1] Includes dividends

Top Detractors from Performance For 2017 (%)[2]

Celestica	-0.60

Steelcase Cl. A	-0.59

CIRCOR International	-0.51

Xperi	-0.47

Genesco	-0.45

[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK
It remains an open question, of course, if the Fund’s strength toward the end of 2017 marked a temporary shift or if it established a more discerning environment for quality. We think the latter is more likely. In fact, we still believe that growth’s dominance in 2017 was a pause in the long overdue reversion to the mean of small-cap value and quality outperformance that began in 2016. Not only will fiscal (rather than monetary) policy increasingly be the likely top-down focus of investors, but the growing global economy should also reward small-cap cyclicals, as previous accelerations have done. Finally, while second-half—and especially fourth-quarter—performance for many holdings was highly encouraging, several of our more cyclical companies remain more attractively valued after having lagged through the first three quarters of 2017 despite continuing to post in-line financial results and guidance.

28 | The Royce Funds 2017 Annual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW	TICKER SYMBOLS RYOHX ROHHX ROHRX

Performance and Expenses
Average Annual Total Return (%) Through 12/31/17
	JUL-DEC 2017[1]	1-YR	3-YR	5-YR	10-YR	SINCE INCEPTION (6/30/03)

ROH	8.91	10.15	6.55	8.90	6.89	9.73

Annual Gross Operating Expenses: 1.58% Annual Net Operating Expenses: 1.49%

[1] Not annualized

The Morningstar Style Map is the Morningstar Style Box™ with the center 75% of fund holdings plotted as the Morningstar Ownership Zone™. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 128 for additional information.

Value of $10,000
Invested on 6/30/03 as of 12/31/17 ($)

Top 10 Positions
% of Net Assets

Minerals Technologies	3.1

Marcus & Millichap	3.1

RLI Corp.	3.0

Artisan Partners Asset Management Cl. A	2.9

Genworth MI Canada	2.9

Pason Systems	2.4

Caleres	2.3

Greenbrier Companies (The)	2.3

Bio-Techne	2.1

TGS-NOPEC Geophysical	2.1

Portfolio Sector Breakdown
% of Net Assets

Industrials	25.8

Information Technology	19.2

Financials	15.0

Consumer Discretionary	10.5

Consumer Staples	6.7

Health Care	5.4

Energy	5.3

Materials	4.4

Real Estate	3.1

Miscellaneous	1.0

Cash and Cash Equivalents	3.6

Calendar Year Total Returns (%)

YEAR	ROH

2017	10.1

2016	25.5

2015	-12.5

2014	-3.3

2013	30.9

2012	11.5

2011	-6.5

2010	24.8

2009	38.0

2008	-29.2

2007	7.3

2006	13.7

2005	14.9

2004	27.2

Upside/Downside Capture Ratios
Periods Ended 12/31/17 (%)
	UPSIDE	DOWNSIDE

10-Year	89	96

From 6/30/03 (Start of Fund’s First Full Quarter)	93	93

Portfolio Diagnostics

Fund Net Assets	$85 million

Number of Holdings	72

2017 Annual Turnover Rate	74%

Average Market Capitalization[1]	$1,842 million

Weighted Average P/E Ratio[2,3]	21.0x

Weighted Average P/B Ratio[2]	2.5x

Active Share[4]	96%

U.S. Investments (% of Net Assets)	77.7%

Non-U.S. Investments (% of Net Assets)	18.7%

[1]
Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]
Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (7% of portfolio holdings as of 12/31/17).
[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information

All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. All performance and risk information reflects results of the Service Class (its oldest class). Gross operating expenses reflect the Fund’s gross total annual operating expenses for the Service Class and include management fees, 12b-1 distribution and service fees, and other expenses. Net operating expenses reflect contractual fee waivers and/or expense reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive fees and/or reimburse operating expenses to the extent necessary to maintain the Service Class’s net annual operating expenses, (excluding brokerage commissions, taxes, interest, litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business), at or below 1.49% through April 30, 2018. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2017. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s benchmark. It is calculated by measuring the Fund’s performance in quarters when the benchmark went up and dividing it by the benchmark’s return in those quarters. Downside Capture Ratio measures a manager’s performance in down markets relative to the Fund’s benchmark (Russell 2000). It is calculated by measuring the Fund’s performance in quarters when the benchmark goes down and dividing it by the benchmark’s return in those quarters.

The Royce Funds 2017 Annual Report to Shareholders | 29

MANAGER’S DISCUSSION
Royce Small-Cap Value Fund (RVV)

Jay Kaplan, CFA

FUND PERFORMANCE
In a challenging year for value stocks, Royce Small-Cap Value Fund rose 5.3%, trailing the 14.6% advance for its small-cap benchmark, the Russell 2000 Index. This was a disappointing result, even in a year when our contrarian value approach was decidedly out of favor and investors showed a marked preference for growth stocks and companies without earnings. There was, however, a potentially very significant reversal in the year’s fourth quarter: small-cap companies with earnings enjoyed higher returns than those without. It remains an open question, of course, if this was a temporary shift or a sign of a more discerning environment.

WHAT WORKED... AND WHAT DIDN’T
Six of the Fund’s nine equity sectors made positive contributions to performance in 2017. Industrials and Financials made the largest positive impacts, followed by Information Technology, while Consumer Discretionary, Energy, and Consumer Staples detracted. Four industries made outsized contributions to calendar-year performance—capital markets (Financials), professional services, machinery (both in Industrials), and thrifts & mortgage finance (Financials)—while the biggest detractors were specialty retail (Consumer Discretionary), which led by a wide margin, energy equipment & services (Energy), technology hardware, storage & peripherals (Information Technology), and food & staples retailing (Consumer Staples).
      Relative to the benchmark, 2017 performance was hurt most by ineffective stock selection in Consumer Discretionary, where the specialty retail group had the biggest negative impact. Similar issues with stock selection affected Information Technology, where holdings in the electronic equipment, instruments & components underperformed. In addition, the portfolio’s limited exposure to Health Care had an adverse effect as the Fund had no holdings in growth stalwarts biotechnology, a leading industry in the small-cap index in 2017. Helping relative results most in 2017 was savvy stock selection in Financials, with strength again coming from capital markets and thrifts & mortgage finance, as well as from insurance. The Fund’s underweight in Real Estate—and a strong result from Marcus & Millichap, which provides investment brokerage and financing services for commercial real estate—were additional positives versus the benchmark, as were our overweight and effective stock picking in Industrials.
      The Fund’s top contributor in 2017 was kitchen cabinet and vanity manufacturer American Woodmark. Its stock was doing well before the early December announcement that it was acquiring RSI Home Products, a profitable manufacturer of kitchen and bath cabinetry and home storage products. The market quickly decided that this was an accretive purchase, which sent its shares climbing even higher. Genworth MI Canada provides private residential mortgage insurance north of the border. Its shares benefited from losses that came in well below expectations and related overall business strength. Moelis & Company, an investment bank specializing in mergers & acquisitions, had robust business through much of the year. Executive search specialist Korn/Ferry International drew benefits from the acceleration of its recruitment business and the successful integration of its acquisition of Hay Group.
We parted ways with each of the portfolio’s top-five detractors, four of which came from the specialty retail industry. Hibbett Sports, Genesco, The Cato Corporation, and Kirkland’s all face ongoing struggles with the secular shift in consumer spending and shopping habits, along with the ensuing margin contraction, that have been created to a large degree by the omnipresence of Amazon. Matrix Service is a contractor to the energy, power, and industrial markets that had to deal with ongoing delays in new project awards and starts, depressed maintenance spending, and increased cost estimates on an electrical infrastructure project, a long string of disappointments that exhausted our patience.

Top Contributors to Performance For 2017 (%)[1]

American Woodmark	1.13

Genworth MI Canada	1.11

Moelis & Company Cl. A	0.86

Korn/Ferry International	0.79

Federated Investors Cl. B	0.72

[1] Includes dividends

Top Detractors from Performance For 2017 (%)[2]

Matrix Service	-1.22

Hibbett Sports	-0.95

Genesco	-0.66

Cato Corporation (The) Cl. A	-0.56

Kirkland’s	-0.56

[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK
Valuations continue to run higher than we think is healthy. Over the last two years, much has gone right for stocks versus a near-absence of bad news or negative developments. Equities are now enjoying a growing economy, and, while rates are rising, they are rising slowly and remain at the far low end of their historical range. The recent tax bill provides more good news. As contrarians, we wonder what happens if something goes wrong. What happens if growth stumbles, the yield curve inverts, and/or the deficit balloons? The market has been in a ‘risk-on, can’t lose’ mode for so long, we think investors would have trouble adjusting to new adversities, creating the possibility of a downdraft. So we remain cautious and have chosen to hold companies where operating risk appears low and fundamentals look strong, which helps to compensate for their high valuations, especially given that most of the stocks that screen for low valuation look cheap for very good reasons and thus do not appeal to us. Some exceptions to this include a few small-cap airlines and furniture makers, as well as individual situations in restaurants and insurance.

30 | The Royce Funds 2017 Annual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW	TICKER SYMBOLS RYVFX RVVHX RVFIX RVFCX RVVRX RVFKX

Performance and Expenses
Average Annual Total Return (%) Through 12/31/17
	JUL-DEC 2017[1]	1-YR	3-YR	5-YR	10-YR	15-YR	SINCE INCEPTION (6/14/01)

RVV	9.89	5.27	4.09	7.57	5.69	11.31	9.59

Annual Operating Expenses: 1.49%

[1] Not annualized

The Morningstar Style Map is the Morningstar Style Box™ with the center 75% of fund holdings plotted as the Morningstar Ownership Zone™. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 128 for additional information.

Value of $10,000
Invested on 6/14/01 as of 12/31/17 ($)

Top 10 Positions
% of Net Assets

Spirit Airlines	2.7

Genworth MI Canada	2.6

Vishay Intertechnology	2.6

Wabash National	2.3

Insight Enterprises	2.3

PC Connection	2.1

Fabrinet	2.0

Celestica	2.0

Gentex Corporation	2.0

Federated Investors Cl. B	2.0

Portfolio Sector Breakdown
% of Net Assets

Industrials	24.7

Information Technology	23.4

Financials	21.3

Consumer Discretionary	13.4

Energy	2.4

Health Care	1.7

Consumer Staples	1.5

Real Estate	1.5

Utilities	1.3

Miscellaneous	1.9

Cash and Cash Equivalents	6.9

Calendar Year Total Returns (%)

YEAR	RVV

2017	5.3

2016	21.1

2015	-11.5

2014	-0.0

2013	27.8

2012	9.6

2011	-7.4

2010	25.0

2009	44.7

2008	-34.2

2007	3.8

2006	16.8

2005	17.2

2004	30.9

2003	54.3

Upside/Downside Capture Ratios
Periods Ended 12/31/17 (%)
	UPSIDE	DOWNSIDE

10-Year	82	94

From 6/30/01 (Start of Fund’s First Full Quarter)	99	91

Portfolio Diagnostics

Fund Net Assets	$252 million

Number of Holdings	74

2017 Annual Turnover Rate	61%

Average Market Capitalization[1]	$1,362 million

Weighted Average P/E Ratio[2,3]	16.9x

Weighted Average P/B Ratio[2]	1.9x

Active Share[4]	97%

U.S. Investments (% of Net Assets)	81.3%

Non-U.S. Investments (% of Net Assets)	11.8%

[1]
Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]
Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (4% of portfolio holdings as of 12/31/17).
[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information

All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. All performance and risk information reflects results of the Service Class (its oldest class). Certain immaterial adjustments were made to the net assets of Royce Small-Cap Value Fund at 6/30/16 for financial reporting purposes, and as a result the net asset values for shareholder transactions on that date and the calendar year Total Returns (%) based on those net asset values differ from the adjusted net asset values and calendar year total returns reported in the Financial Highlights. Operating expenses reflect the Fund’s total annual operating expenses for the Service Class as of the Fund’s most current prospectus and include management fees, 12b-1 distribution and service fees, and other expenses. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2017. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s benchmark. It is calculated by measuring the Fund’s performance in quarters when the benchmark went up and dividing it by the benchmark’s return in those quarters. Downside Capture Ratio measures a manager’s performance in down markets relative to the Fund’s benchmark (Russell 2000). It is calculated by measuring the Fund’s performance in quarters when the benchmark goes down and dividing it by the benchmark’s return in those quarters.

The Royce Funds 2017 Annual Report to Shareholders | 31

MANAGER’S DISCUSSION

Royce Small/Mid-Cap Premier Fund (RHF)

Steven McBoyle, CPA, CA

FUND PERFORMANCE
A strong absolute and relative showing in 2017 allowed Royce Small/Mid-Cap Premier Fund to gain relative advantages for the one-, three-, 20-year, and since inception (12/27/95) periods ended December 31, 2017. The Fund advanced 21.2% in 2017, beating both its small- and mid-cap benchmark, the Russell 2500 Index, which was up 16.8%, and the small-cap Russell 2000 Index, which rose 14.6%, for the same period. We shifted the Fund’s benchmark from the Russell 2000 to the Russell 2500 during 2017 to better reflect the portfolio’s small- and mid-cap selection universe, which Royce defines as those with market capitalizations up to $15 billion. The Fund’s investment approach, however, remained unchanged—we continue to seek companies that we consider “premier”—those that we believe have sustainable, moat-like franchises, discernible competitive advantages, a history of prudent capital allocation, and opportunities to profitably reinvest excess cash flow.
Breadth was solid in cyclical sectors during 2017, with Industrials, Information Technology, and Materials all doing well. Health Care was the strongest performer in the Russell 2500 largely due to lofty returns from resurgent biotechnology companies.

WHAT WORKED... AND WHAT DIDN’T
Nine of the portfolio’s 10 equity sectors made positive contributions to calendar-year performance. Industrials led by a significant margin while notable net gains also came from Information Technology, and Consumer Discretionary. Energy made a very modest detraction. Along with Telecommunication Services (where the portfolio had no exposure), Energy was the only sector in the Russell 2500 to finish 2017 in the red. Relative to the Russell 2500, the portfolio drew its largest advantages from superior stock selection in the Industrials and Information Technology sectors. Our very low exposure to Energy, where we had no holdings at year-end, also proved advantageous. Conversely, our significant underweight in Health Care was a source of underperformance, as was the portfolio’s cash position.
    Driven by the ongoing global technology buildout, the Fund’s top-contributing industry group was electronic equipment, instruments & components, home of its second-largest contributor, IPG Photonics. IPG is the dominant provider of fiber lasers, which continue to take share from traditional industrial lasers in cutting, marking, and welding. Renewed demand in China fueled further growth in 2017 while Europe’s expanding economy bodes well for 2018. IPG also continually drove down costs while increasing the power of its core fiber lasers. Moreover, three smaller technology acquisitions in 2017 expanded its addressable markets. We reduced our position as its shares rose.
    Westlake Chemical, the portfolio’s biggest holding at year-end, was its top contributor at the position level. The company produces basic chemicals, vinyls, polymers, and fabricated products for a range of consumer and industrial markets. North America’s largest polyethylene producer, Westlake also became the region’s most vertically integrated vinyls manufacturer in 2016 after acquiring Axiall. The company benefited from other synergies related to the acquisition, as well as from a much-improved vinyls cycle. Also making a large positive contribution was Copart, the largest online salvage auction provider in the U.S. Strong sales growth in 2017 was driven by the expansion of sites, favorable price dynamics, share gains among the insurance carriers that are its target customers, and its expansion into Europe.
Led by insurance (Financials), only four industry groups had a negative impact on performance, each of them very minor, while two specialty retailers topped the portfolio’s list of detractors. The growing popularity of e-commerce is ushering in greater price transparency and algorithmic-based pricing strategies that are threatening profits across many industries resulting in an even more regular reexamination of our retail holdings. We exited our position in Dicks Sporting Goods in July. The company, which has been cutting costs and streamlining operations, nonetheless continued to report disappointing earnings due to poor sales. Earlier in the year we opted to sell our position in Signet Jewelers, which operates Zales, Jared, and Kay Jewelers, due to our discomfort with the company’s reliance on in-house financing to spur sales and sluggish earnings.

Top Contributors to Performance
For 2017 (%)[1]

Westlake Chemical	2.23

IPG Photonics	1.90

Copart	1.53

NVR	1.26

Thor Industries	1.20

[1] Includes dividends

Top Detractors from Performance
For 2017 (%)[2]

Dicks Sporting Goods	-0.69

Signet Jewelers	-0.61

Standard Motor Products	-0.30

Minerals Technologies	-0.27

Alleghany Corporation	-0.13

[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK
We believe that high-ROIC small-cap companies can continue to outperform. Many of these companies are in cyclical areas, that we think have relatively more attractive valuations even after the strong run of the last two years. So while we are cautious about the prospects for small- and mid-cap returns as a whole, we are also optimistic about our portfolio’s return potential as it leans towards three factors we believe will be well-rewarded going forward—high-quality business models that we think will be able to take advantage of cyclical strength or stress in the economy. During 2017, we reduced our exposure to the technology area while we invested in what we deemed were high-quality cyclical companies in a number of industries that appeared well-positioned to benefit from accelerating global growth.

32 | The Royce Funds 2017 Annual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW	TICKER SYMBOLS RGFAX RHFHX RYGCX RHFRX

Performance and Expenses Average Annual Total Return (%) Through 12/31/17
	JUL-DEC 2017[1]	1-YR	3-YR	5-YR	10-YR	15-YR	20-YR	SINCE INCEPTION (12/27/95)

RHF	14.69	21.21	10.11	10.70	7.84	10.98	11.50	12.73

Annual Operating Expenses: 1.30%

[1] Not annualized

Relative Returns: Monthly Rolling Average Annual Return Periods
 20 Years Through 12/31/17
On a monthly rolling basis, the Fund outperformed the Russell 2000 in 77% of all 10-year periods; 73% of all 5-year periods; and 58% of all 1-year periods.

	PERIODS BEATING THE INDEX		FUND AVG (%)[1]	INDEX AVG (%)[1]

10-year	93/121	77%	9.0	6.7

5-year	133/181	73%	10.1	8.2

1-year	132/229	58%	13.2	9.9

1Average of monthly rolling average annual total returns over the specified periods.

The Morningstar Style Map is the Morningstar Style Box™ with the center 75% of fund holdings plotted as the Morningstar Ownership Zone™. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 128 for additional information.

Value of $10,000
Invested on 12/27/95 as of 12/31/17 ($)

Top 10 Positions
% of Net Assets

Westlake Chemical	3.8

Copart	3.4

LKQ Corporation	3.3

Thor Industries	3.2

ManpowerGroup	2.9

Alleghany Corporation	2.8

Children’s Place	2.6

Valmont Industries	2.6

Affiliated Managers Group	2.5

Minerals Technologies	2.4

Portfolio Sector Breakdown
% of Net Assets

Industrials	28.9

Consumer Discretionary	22.2

Materials	9.1

Financials	8.8

Information Technology	6.0

Consumer Staples	3.6

Real Estate	3.4

Health Care	3.2

Utilities	1.6

Miscellaneous	0.4

Cash and Cash Equivalents	12.8

Calendar Year Total Returns (%)

YEAR	RHF

2017	21.2

2016	17.8

2015	-6.5

2014	-1.1

2013	26.0

2012	14.3

2011	-9.3

2010	27.5

2009	51.8

2008	-36.2

2007	1.2

2006	22.6

2005	8.7

2004	20.4

2003	38.1

Upside/Downside Capture Ratios
Periods Ended 12/31/17 (%)
	UPSIDE	DOWNSIDE

10-Year	92	94

From 12/31/95 (Start of Fund’s First Full Quarter)	109	87

Portfolio Diagnostics

Fund Net Assets	$207 million

Number of Holdings	64

2017 Annual Turnover Rate	54%

Average Market Capitalization[1]	$6,219 million

Weighted Average P/E Ratio[2,3]	23.5x

Weighted Average P/B Ratio[2]	3.1x

Active Share[4]	98%

U.S. Investments (% of Net Assets)	83.5%

Non-U.S. Investments (% of Net Assets)	3.7%

[1]
Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]
Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (1% of portfolio holdings as of 12/31/17).
[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information

All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. All performance and risk information reflects results of the Service Class (its oldest class). Price and total return information is based on net asset values calculated for shareholder transactions. Operating expenses reflect the Fund’s total annual operating expenses for the Service Class as of the Fund’s most current prospectus and include management fees, 12b-1 distribution and service fees, and other expenses. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2017. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s benchmark. It is calculated by measuring the Fund’s performance in quarters when the benchmark went up and dividing it by the benchmark’s return in those quarters. Downside Capture Ratio measures a manager’s performance in down markets relative to the Fund’s benchmark (Russell 2000). It is calculated by measuring the Fund’s performance in quarters when the benchmark goes down and dividing it by the benchmark’s return in those quarters.

The Royce Funds 2017 Annual Report to Shareholders | 33

MANAGER’S DISCUSSION

Royce Smaller-Companies Growth Fund (RVP)

Chip Skinner, CFA

FUND PERFORMANCE
Savvy stock selection and leadership for growth stocks contributed to a strong absolute and relative showing for the ‘GARP’ (“growth-at-a-reasonable price”) strategy we use in Royce Smaller-Companies Growth Fund. The Fund advanced 17.8% in 2017, ahead of the 14.6% gain for its small-cap benchmark, the Russell 2000 Index, for the same period. The year offered an interesting mix of varying measures of strength through every small-cap sector except Energy. The highest returns by far came from Health Care, boosted by biotechnology stocks.

WHAT WORKED... AND WHAT DIDN’T
The Fund’s strongest sector in 2017, however, was Information Technology—by a factor of more than two. It joined seven more of the Fund’s 10 equity sectors to finish the year in the black. Other notable positive contributions came from Health Care, Materials, and Industrials. Of the sectors that detracted, Energy had the greatest negative impact, with only a minor net loss coming from Consumer Staples. Three groups from the large and diverse Information Technology sector topped the list of contributors at the industry level—electronic equipment, instruments & components, software, and Internet software & services. The sector was also home to the portfolio’s biggest detractor among its industry groups, semiconductors & semiconductor equipment. Other groups making a negative impact included energy equipment & services (Energy) and specialty retail (Consumer Discretionary).
    Relative to the Russell 2000 in 2017, the Fund’s biggest advantage came unsurprisingly from Information Technology. An enormous stock selection edge, most impactfully in the aforementioned electronic equipment, instruments & components group, drove outperformance. Superior stock picking also keyed relative performance in Materials while a combination of effective stock picking and lower exposure to Real Estate provided an additional edge. Conversely, relative results were hampered by ineffective stock selection in Health Care, especially in biotechnology. Poor stock picking also made a negative impact in the specialty retail and hotels, restaurants & leisure industries within Consumer Discretionary. In addition, our cash position detracted from relative performance.
    Portfolio holdings involved in technology were helped by the global buildout that’s driving spending and innovation in diverse areas such as process automation, robotics, lasers, and cloud storage. Universal Display, the portfolio’s top-contributing position in 2017, was a beneficiary of these developments. The company and its partners in the United States Display Consortium develop high-resolution, full color, lightweight Organic Light Emitting Diode (OLED) technology, and the growing global demand for this technology drew investors to its shares. IPG Photonics, which produces high-power fiber lasers and amplifiers, also benefited from robust, expanding demand for its wares. Also helping was the company’s proven ability to rapidly scale production and reduce costs in a way that stymied competition. We also like the core businesses of two companies with high-demand technology niches that help small businesses. Square offers mobile payment solutions while Shopify provides a cloud-based, omni-channel e-commerce platform. Rising share prices led us to reduce our stake in each of these four companies.
The biggest detractor at the position level was IT consultant Unisys Corporation, which we think has terrific potential. A new CEO came on board two years ago with a proven track record as a turnaround specialist. He continues to work toward better integrating a slate of global businesses in order to boost results. CyberOptics Corporation makes optical process control sensors and inspection systems used in the manufacture of printed circuit boards and semiconductor wafer transport. The company’s often lumpy earnings pattern led to consecutive quarters of disappointing results that discouraged investors. We think it can benefit from the growing need for process automation, especially with its more recent entry into the wafer transport business. We sold our shares of western and work gear retailer Boot Barn Holdings, whose business was hurt by both the travails affecting many retailers and declining energy prices, which slowed its previously strong business in oil-rich states.

Top Contributors to Performance
For 2017 (%)[1]

Universal Display	1.78

IPG Photonics	1.44

Square Cl. A	1.30

Shopify Cl. A	1.19

Orocobre	0.97

[1] Includes dividends

Top Detractors from Performance
For 2017 (%)[2]

Unisys Corporation	-1.02

CyberOptics Corporation	-1.01

Boot Barn Holdings	-0.66

Unit Corporation	-0.46

Financial Engines	-0.35

[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK
One of the potential benefits of using a GARP approach is the flexibility it provides to tilt the portfolio more toward high growth or more valuation-based factors. As 2017 was drawing to a close, we began to gradually lean more toward price-sensitive attributes as we saw stretched valuations for many high multiple names, mostly in tech and healthcare, as well as a potentially rewarding combination of earnings or other growth drivers with more reasonable stock prices. Early in 2018, we began investigating these kinds of opportunities in a diverse number of cyclical areas including energy, other natural resources, financials, retailers, restaurants, transportation, and homebuilding as the quickening pace of global economic growth looks likely to reward more cyclical industries in the months ahead.

34 | The Royce Funds 2017 Annual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW	TICKER SYMBOLS RYVPX RVPHX RVPCX RVPIX RVPRX

Performance and Expenses
Average Annual Total Return (%) Through 12/31/17
	JUL-DEC 2017[1]	1-YR	3-YR	5-YR	10-YR	15-YR	SINCE INCEPTION (6/14/01)

RVP	5.88	17.80	8.15	11.74	6.07	12.43	11.44

Annual Operating Expenses: 1.51% Annual Net Operating Expenses: 1.49%

[1] Not annualized

The Morningstar Style Map is the Morningstar Style Box™ with the center 75% of fund holdings plotted as the Morningstar Ownership Zone™. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 128 for additional information.

Value of $10,000
Invested on 6/14/01 as of 12/31/17 ($)

Top 10 Positions
% of Net Assets

QAD Cl. A	2.2

Paylocity Holding Corporation	1.8

TriState Capital Holdings	1.8

Enterprise Financial Services	1.7

ePlus	1.7

Materialise ADR	1.7

Cobalt 27 Capital	1.6

Eagle Materials	1.6

Clarkson	1.6

Atlas Air Worldwide Holdings	1.5

Portfolio Sector Breakdown
% of Net Assets

Information Technology	29.6

Health Care	18.0

Financials	11.1

Industrials	10.1

Materials	9.0

Consumer Discretionary	5.6

Real Estate	2.2

Consumer Staples	1.7

Energy	1.7

Telecommunication Services	0.9

Miscellaneous	4.4

Cash and Cash Equivalents	5.7

Calendar Year Total Returns (%)

YEAR	RVP

2017	17.8

2016	9.4

2015	-1.8

2014	3.9

2013	32.5

2012	15.3

2011	-10.0

2010	19.7

2009	41.4

2008	-41.1

2007	3.2

2006	19.3

2005	13.2

2004	28.2

2003	79.9

Upside/Downside Capture Ratios
Periods Ended 12/31/17 (%)
	UPSIDE	DOWNSIDE

10-Year	92	107

From 6/30/01 (Start of Fund’s First Full Quarter)	113	100

Portfolio Diagnostics

Fund Net Assets	$368 million

Number of Holdings	124

2017 Annual Turnover Rate	64%

Average Market Capitalization[1]	$1,372 million

Weighted Average P/B Ratio[2]	3.4x

3-5 Year EPS Growth (est.)[3]	22.1%

Active Share[4]	95%

U.S. Investments (% of Net Assets)	81.0%

Non-U.S. Investments (% of Net Assets)	13.3%

[1]
Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]
Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3]
The 3-5 Year EPS Growth (est.) is calculated as a simple weighted average of the pre-calculated mean long-term EPS growth rate estimates by brokerage analysts. Long Term Growth (LTG) is the annual EPS growth that the company can sustain over the next 3 or 5 years. Source: Factset

[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information

All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. All performance and risk information reflects results of the Service Class (its oldest class). Gross operating expenses reflect the Fund’s total gross annual operating expenses and include management fees, 12b-1 distribution and service fees, and other expenses. Net operating expenses reflect contractual fee waivers and/or expense reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive fees and/or reimburse operating expenses to the extent necessary to maintain the Fund’s net annual operating expenses (excluding brokerage commissions, taxes, interest, litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business) at or below 1.49% through April 30, 2018. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2017. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s benchmark. It is calculated by measuring the Fund’s performance in quarters when the benchmark went up and dividing it by the benchmark’s return in those quarters. Downside Capture Ratio measures a manager’s performance in down markets relative to the Fund’s benchmark (Russell 2000). It is calculated by measuring the Fund’s performance in quarters when the benchmark goes down and dividing it by the benchmark’s return in those quarters.

The Royce Funds 2017 Annual Report to Shareholders | 35

MANAGERS’ DISCUSSION
Royce Special Equity Fund (RSE)

Charlie Dreifus, CFA Steven McBoyle, CPA, CA

FUND PERFORMANCE
Known more for historical downside outperformance, the classic value strategy we have been using for nearly 20 years in Royce Special Equity Fund performed largely in line with our expectations in a steadily rising small-cap market that also favored growth stocks and companies without earnings in the calendar year. Special Equity held its advantage over the small-cap index for the 10-year and since inception (5/1/98) periods ended December 31, 2017. The Fund gained 7.9% in 2017, trailing its small-cap benchmark, the Russell 2000 Index, which was up 14.6% for the same period. Within the Russell 2000, the highest returns went to companies with the lowest returns on equity, highest foreign sales, no earnings, no dividends, and fastest sales growth as well as the highest betas.

WHAT WORKED... AND WHAT DIDN’T
Five of the Fund’s six equity sectors made positive contributions to performance in 2017. Information Technology, Consumer Discretionary, and Industrials led while Consumer Staples was the sole detractor. The largest positive contributions at the industry level came from specialty retail—helped by a terrific performance from Children’s Place—and semiconductors & semiconductor equipment, where automatic test equipment maker Teradyne led by a wide margin. The leading detractors in 2017 were food & staples retailing (Consumer Staples), where our sole holding—supermarket chain operator Weis Markets—endured a very tough year. Highlighting the strategy’s patient, low-turnover approach was the fact that nine of the Fund’s top-10 positions at the end of 2016 remained on the same list at the end of 2017—and three of these companies were top contributors to performance—Children’s Place, Teradyne, and AVX Corporation. (We also continued to hold stakes in recreational vehicle maker Winnebago Industries and Kaiser Aluminum as well as shares of wooden and upholstered furniture maker Flexsteel Industries and wire products manufacturer Insteel Industries at year-end.)
    Lower calendar-year results relative to the Russell 2000 came from less-than-perfect stock selection in Consumer Staples, where our overweight was also a factor. In addition, the portfolio’s lack of exposure to Health Care, the top-performing sector in the small-cap index for the year, hurt relative returns, as did stock picking woes in Consumer Discretionary—most impactfully in household durables and auto components. Conversely, stock selection in Information Technology was a relative strength in 2017, thanks again to Teradyne. Lack of exposure to two lagging sectors—Financials and Energy—also helped performance vis-à-vis the small-cap index.
    More than 200 companies in the Russell 2000 are “zombie companies,” defined by Cornerstone Macro as those that have been unable to make their interest payments out of cash flow for three straight years. They have to borrow just to make interest payments. Low interest rates and the search for yield have allowed these companies not to die. This is not a sustainable situation—and there are some signs that investors are becoming more concerned about the sustainability of profit growth: companies that reported better-than-expected third-quarter earnings did not receive the usual bounce while those who missed were punished more severely than usual. Moreover, a striking—and potentially very significant—reversal took place in the fourth quarter: small-cap companies with earnings enjoyed higher returns than those without.
The Russell 2000 as a whole looks increasingly expensive—and thus more risky—to us, while we believe our portfolio holdings as a group look attractive. Our reasoning is based on the portfolio’s high cap rate, high returns on invested capital, and low leverage. Furthermore, relative performance improved in the fourth quarter when the Fund beat the Russell 2000 (up 4.6% versus 3.3%). With cost pressures mounting and most companies having already squeezed out costs wherever possible, the need for more volume and/or lower costs to maintain or expand margins is increasingly hard to come by. We therefore expect to see more strategic acquisitions in the months ahead. This could create opportunities for select portfolio holdings to become targets for takeovers/business combinations.

Top Contributors to Performance For 2017 (%)[1]

Children’s Place	2.60

Teradyne	2.06

Winnebago Industries	1.52

Kaiser Aluminum	0.87

AVX Corporation	0.82

[1] Includes dividends

Top Detractors from Performance For 2017 (%)[2]

Weis Markets	-1.79

Scholastic Corporation	-0.83

Standard Motor Products	-0.68

Flexsteel Industries	-0.56

Insteel Industries	-0.40

[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK
It remains an open question if the Fund’s strength in 2017’s final quarter marked a more lasting change. It is clearly possible that a more discerning environment with an emphasis on quality may be upon us. While small-cap stocks did well in 2017, they generally lagged expectations based upon their status as the likely prime beneficiaries of the tax overhaul. The catch, we suspect, is that about one-third of the companies in the Russell 2000 have no income while many others have so much debt that the limits on interest deductibility may actually harm them. The portfolio, on the other hand, appears better-positioned to potentially benefit as it holds profitable companies that generate most of their earnings—and pay the bulk of their taxes—here in the U.S. They also have little debt and thus are not harmed by deductibility limits. We have carefully sifted through the deck and like what we own as we embark on 2018.

36 | The Royce Funds 2017 Annual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW	TICKER SYMBOLS RYSEX RSEFX RSEIX RSQCX

Performance and Expenses
Average Annual Total Return (%) Through 12/31/17
	JUL-DEC 2017[1]	1-YR	3-YR	5-YR	10-YR	15-YR	SINCE INCEPTION (5/1/98)

RSE	8.26	7.87	7.72	10.33	8.82	9.69	9.46

Annual Operating Expenses: 1.17%

[1] Not annualized

Relative Risk Adjusted Returns: Monthly Rolling Sharpe Ratios
Since Inception Through 12/31/17
On a monthly rolling risk-adjusted basis, the Fund outperformed the Russell 2000 in 100% of all 10-year periods and 72% of all 5-year periods.

	PERIODS BEATING THE INDEX		FUND AVG (%)[1]	INDEX AVG (%)[1]

10-year	116/116	100%	0.55	0.34

5-year	126/176	72%	0.69	0.47

1Average of monthly rolling Sharpe Ratios over the specified periods.

The Morningstar Style Map is the Morningstar Style Box™ with the center 75% of fund holdings plotted as the Morningstar Ownership Zone™. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 128 for additional information.

Value of $10,000
Invested on 5/1/98 as of 12/31/17 ($)

Top 10 Positions
% of Net Assets

Children’s Place	7.4

UniFirst Corporation	5.5

AVX Corporation	5.4

Hubbell Cl. A	4.6

Meredith Corporation	4.3

Scholastic Corporation	4.3

Standard Motor Products	3.9

Teradyne	3.5

Cooper Tire & Rubber	3.1

Weis Markets	3.1

Portfolio Sector Breakdown
% of Net Assets

Consumer Discretionary	40.3

Industrials	21.4

Information Technology	16.9

Consumer Staples	6.1

Materials	2.7

Real Estate	2.5

Cash and Cash Equivalents	10.1

Calendar Year Total Returns (%)

YEAR	RSE

2017	7.9

2016	32.2

2015	-12.4

2014	1.1

2013	29.4

2012	15.4

2011	0.1

2010	19.6

2009	28.4

2008	-19.6

2007	4.7

2006	14.0

2005	-1.0

2004	13.9

2003	27.6

Upside/Downside Capture Ratios
Periods Ended 12/31/17 (%)
	UPSIDE	DOWNSIDE

10-Year	77	63

From 6/30/98 (Start of Fund’s First Full Quarter)	73	48

Portfolio Diagnostics

Fund Net Assets	$1,544 million

Number of Holdings	38

2017 Annual Turnover Rate	15%

Average Market Capitalization[1]	$1,496 million

Weighted Average P/E Ratio[2,3]	20.3x

Weighted Average P/B Ratio[2]	2.2x

Active Share[4]	98%

U.S. Investments (% of Net Assets)	88.5%

Non-U.S. Investments (% of Net Assets)	1.4%

[1]	Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.
[2]	Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.
[3]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (4% of portfolio holdings as of 12/31/17).
[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information

All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. All performance and risk information reflects results of the Investment Class (its oldest class). Operating expenses reflect the Fund’s total annual operating expenses for the Investment Class as of the Fund’s most current prospectus and include management fees and other expenses. The Sharpe Ratio is calculated for a specified period by dividing a fund’s annualized excess returns by its annualized standard deviation. The higher the Sharpe ratio, the better the fund’s historical risk-adjusted performance. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2017. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s benchmark. It is calculated by measuring the Fund’s performance in quarters when the benchmark went up and dividing it by the benchmark’s return in those quarters. Downside Capture Ratio measures a manager’s performance in down markets relative to the Fund’s benchmark (Russell 2000). It is calculated by measuring the Fund’s performance in quarters when the benchmark goes down and dividing it by the benchmark’s return in those quarters.

The Royce Funds 2017 Annual Report to Shareholders | 37

MANAGERS’ DISCUSSION
Royce Special Equity Multi-Cap Fund (RSM)

Charlie Dreifus, CFA Steven McBoyle, CPA, CA

FUND PERFORMANCE
Royce Special Equity Multi-Cap Fund uses the same classic value strategy that we have been using in its small-cap sibling for almost 20 years. Being designed and constructed more for potential downside protection, as well as potential capital preservation in highly volatile markets, the Fund performed largely in line with our expectations in 2017, and we were pleased with the Fund’s absolute results in a market that favored growth stocks in the calendar year. The Fund advanced 15.4% in 2017 versus a gain of 21.7% for its large-cap benchmark, the Russell 1000 Index, for the same period.

WHAT WORKED... AND WHAT DIDN’T
Along with the market’s preference for high growth, there was a corresponding relative lack of attention paid to companies with steady earnings and pristine financials. These preferences shifted somewhat in the fourth quarter, allowing the Fund to outpace its benchmark (and pick up half of its calendar-year performance) with a 7.8% advance versus 6.6% for the Russell 1000. The portfolio benefited most in the quarter from five holdings in three different sectors: industrial products and equipment maker Illinois Tool Works, motion control products maker Parker Hannifin (both from Industrials), home improvement business Lowe’s Companies, branded lifestyle apparel and footwear company VF Corporation (each from Consumer Discretionary), and technology behemoth Apple. Each was also among the top contributors to calendar-year performance.
    The full year also saw five of the Fund’s six equity sectors make positive contributions to performance. Industrials—our largest sector and most significant overweight at year-end—led by a wide margin, followed by notable net gains for Information Technology. The only sector to detract from calendar-year performance was Materials, though its negative impact was quite modest, coming from underwhelming results for petroleum additive specialist NewMarket Corporation, our sole holding in the sector.
Within the Russell 1000, the strongest sector by far was Information Technology, which is more weighted toward growth companies. Health Care, which is even more tilted toward growth, was also a source of strength in the large-cap index, as was the economically sensitive cyclical area of Consumer Discretionary. The majority of the Fund’s 2017 underperformance came from ineffective stock selection in this last sector, where advances for VF Corporation, Lowe’s Companies, and McDonald’s could not overcome the relative negative effect of losses for retailer Dicks Sporting Goods, a position we finished selling in September. As an example of the extremes to which many retail companies have gone over the last couple of years, Dicks was the portfolio’s top contributor in 2016. The secular and seismic shifts that Amazon has brought to so many retailers continue to register in highly impactful fashion. We also parted ways with industrial supplies distributor W.W. Grainger and tool manufacturer Snap-on in 2017. The portfolio’s lower exposure to Information Technology also hampered relative performance, as did our cash position. Conversely, stock selection was a significant strength versus the Russell 1000 in Industrials, where a number of holdings did well, including the aforementioned Illinois Tool Works and Parker Hannifin, as well as multiline industrial conglomerate 3M and staffing services business ManpowerGroup.

Top Contributors to Performance For 2017 (%)[1]

Apple	4.24

Illinois Tool Works	2.84

Parker Hannifin	2.45

VF Corporation	1.67

Cisco Systems	1.32

[1] Includes dividends

Top Detractors from Performance For 2017 (%)[2]

Dicks Sporting Goods	-3.57

Grainger (W.W.)	-1.00

Snap-on	-0.51

Avnet	-0.45

NewMarket Corporation	-0.14

[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK
It remains an open question if the Fund’s strength in 2017’s final quarter marked a more lasting change. While perhaps too early to say for sure, it is clearly possible that a more discerning environment with an emphasis on quality may be upon us. It does not look likely to come without disruption, however. In what looks like a sign of a market increasingly vulnerable to a decline, the yield on the 2-year Treasury was higher than the dividend yield on the S&P 500 at the end of 2017 for the first time in nearly a decade. With rates rising, along with prospective central bank balance sheet run-offs or reduced purchasing, the question is how long the bubble will remain inflated. We believe it will deflate. The only question is whether it will be gradual or sudden. Over the past eight-and-a-half years, the S&P 500 has risen at a 17% average annualized rate off the March 2009 low that followed the Financial Crisis. That return is more than 10% higher on an average annualized basis than the long-term gain for the index. Is this sustainable? Are not lower, even negative, returns soon likely? As Goldman Sachs recently wrote, “Elevated valuations increase the risk of draw-downs for the simple reason that there is less buffer to absorb shocks.” We believe that our highly concentrated portfolio appears well-positioned to benefit from a more volatile and corrective phase as it holds profitable companies that also have little debt. We have carefully sifted through the deck and like what we own as we embark on 2018.

38 | The Royce Funds 2017 Annual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW	TICKER SYMBOLS RSEMX RSMCX RMUIX RSMLX

Performance and Expenses
Average Annual Total Return (%) Through 12/31/17
	JUL-DEC 2017[1]	1-YR	3-YR	5-YR	SINCE INCEPTION (12/31/10)

RSM	8.93	15.42	4.26	11.03	10.56

Annual Gross Operating Expenses: 1.34% Annual Net Operating Expenses: 1.24%

[1] Not annualized

The Morningstar Style Map is the Morningstar Style Box™ with the center 75% of fund holdings plotted as the Morningstar Ownership Zone™. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 128 for additional information.

Value of $10,000
Invested on 12/31/10 as of 12/31/17 ($)

Top 10 Positions
% of Net Assets

Apple	8.9

Illinois Tool Works	8.3

Genuine Parts	7.5

Parker Hannifin	5.8

Lowe’s Companies	5.5

Cisco Systems	5.2

Kimberly-Clark	5.1

V.F. Corporation	4.7

Procter & Gamble	4.5

Carlisle Companies	4.0

Portfolio Sector Breakdown
% of Net Assets

Industrials	36.8

Consumer Discretionary	24.1

Information Technology	14.1

Consumer Staples	13.5

Materials	2.6

Financials	1.4

Cash and Cash Equivalents	7.5

Calendar Year Total Returns (%)

YEAR	RSM

2017	15.4

2016	13.7

2015	-13.6

2014	9.3

2013	36.3

2012	11.6

2011	7.2

Portfolio Diagnostics

Fund Net Assets	$108 million

Number of Holdings	22

2017 Annual Turnover Rate	28%

Average Market Capitalization[1]	$49,717 million

Weighted Average P/E Ratio[2,3]	22.1x

Weighted Average P/B Ratio[2]	5.2x

Active Share[4]	92%

U.S. Investments (% of Net Assets)	92.5%

Non-U.S. Investments (% of Net Assets)	0.0%

[1]	Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.
[2]	Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.
[3]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (0% of portfolio holdings as of 12/31/17).
[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information

All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. All performance and risk information reflects results of the Service Class (its oldest class). Gross operating expenses reflect gross total annual operating expenses for the Service Class and include management fees, 12b-1 distribution and service fees and other expenses. Net operating expenses reflect contractual fee waivers and/or reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive fees and/or reimburse operating expenses to the extent necessary to maintain the Service Classes’s net annual operating expenses, (excluding brokerage commissions, taxes, interest litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business), at or below 1.24% through April 30, 2018. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2017.

The Royce Funds 2017 Annual Report to Shareholders | 39

MANAGERS’ DISCUSSION
Royce Total Return Fund (RTR)

Chuck Royce Jay Kaplan, CFA

FUND PERFORMANCE
During a year in which growth stocks led and small-caps that pay no dividends outpaced those that do, we were pleased with the calendar-year results for Royce Total Return Fund. The Fund was up 13.7% in 2017 versus 14.6% for its small-cap benchmark, the Russell 2000 Index, for the same period. Our dividend value approach proved most effective in the second half of the year, when the Fund gained 10.6% versus 9.2% for the small-cap index. What was most notable about the Fund’s advantage over this six-month period was that both small-cap dividend payers and value stocks underperformed in the Russell 2000. Fortunately, the portfolio also experienced some favorable tailwinds in the second half in the form of renewed strength for cyclical stocks—particularly those with global exposure. All in all, while 2017 was a good year, its mix of leadership for growth stocks against the backdrop of an accelerating global economy made it a strange one as well.

WHAT WORKED... AND WHAT DIDN’T
Seven of the Fund’s 11 equity sectors made positive contributions to 2017 performance. Industrials, Financials, and Materials led, the first two by a comfortable margin. The impact of detractors at the sector level was comparably quite modest, with Consumer Staples, Telecommunication Services, and Energy all posting relatively minor net losses. Within the Russell 2000, Health Care was 2017’s top performer, led by biotechnology stocks. Our exposure to the sector was both low and highly selective (as it has been historically) because few healthcare companies pay dividends. Our significant underweight was therefore the largest source of underperformance in 2017. Ineffective stock selection in Consumer Discretionary also detracted, most notably in household durables. Conversely, relative results were helped by our positions in Financials, where sector outperformance was driven primarily by superior stock selection, notably in banks and capital markets. Our underweight in banks, which lagged in 2017, also helped, as did an overweight and savvy stock selection in Materials, where chemical companies were the standouts.
    Three groups dominated absolute results at the industry level—the aforementioned capital markets and chemicals groups as well as machinery (Industrials). As was the case with sectors, the impact of detractors was lighter, led by specialty retail (Consumer Discretionary), technology hardware, storage & peripherals (Information Technology), and food products (Consumer Staples).
    Four of the Fund’s top-five contributors were also top-10 positions at year-end. Staffing services business ManpowerGroup benefited from improved employment trends in the U.S. and Europe as well as its optimistic expectations for broad-based global improvement in both hiring trends and economic growth. Albemarle Corporation is a specialty chemicals company that specializes in lithium, which is used to make ion batteries. Their attractive combination of high energy density and relatively low maintenance makes these batteries a popular choice for electric vehicles and local energy storage applications—each a burgeoning technology niche. Growing demand helped to energize Albemarle’s stock price. Recreational vehicle maker Thor Industries gave investors a smooth ride as sales to a widening demographic, which includes Baby Boomers, Gen X-ers, and millennials, paved the way to better-than-expected earnings.
As for holdings that detracted from 2017 results, HNI Corporation makes office furniture and hearth products. Its shares fell when the firm announced strong fiscal third-quarter earnings while at the same time reducing its fourth-quarter guidance based on expectations of lower volumes, increased costs, and an unfavorable business and product mix. Although we reduced our position in the second half, we were hopeful at year-end that these were temporary problems. The Cato Corporation is a fashion retailer that struggled with declining same-store sales and the related challenges of competing in an industry increasingly dominated by Amazon’s margin-contracting omnipresence, factors that led us to significantly reduce our stake in 2017. We acted similarly with our position in ATM provider Diebold Nixdorf, which is still transitioning to a service-based, software-centric business. While recent results showed improvement on a quarter-over-quarter basis, investors were disappointed, and its near-term prospects looked uncertain to us at year-end.

Top Contributors to Performance For 2017 (%)[1]

ManpowerGroup	0.61

Albemarle Corporation	0.58

Thor Industries	0.58

Teleflex	0.56

MKS Instruments	0.53

[1] Includes dividends

Top Detractors from Performance For 2017 (%)[2]

HNI Corporation	-0.27

Cato Corporation (The) Cl. A	-0.27

Diebold Nixdorf	-0.26

Ethan Allen Interiors	-0.21

Genesco	-0.21

[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK
Our outlook is mixed. While we are cautious about the prospects for small-cap returns as a whole, we are also optimistic about the portfolio’s return potential as it leans towards three factors that we believe will be rewarded going forward—economically sensitive cyclicals, global exposure, and—in many cases—high profitability. These are the select qualities that we anticipate will drive small-cap leadership. In this environment, we see the opportunity for the Fund to extend its second-half outperformance into the years ahead. If small-caps experience a correction, then we are hopeful that the Fund’s historical lower volatility profile will help mitigate the effects of a decline.

40 | The Royce Funds 2017 Annual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW	TICKER SYMBOLS RYTRX RYTFX RTRIX RYTCX RTRRX RTRKX RTRWX

Performance and Expenses
Average Annual Total Return (%) Through 12/31/17
	JUL-DEC 2017[1]	1-YR	3-YR	5-YR	10-YR	15-YR	20-YR	SINCE INCEPTION (12/15/93)

RTR	10.58	13.65	9.90	12.30	7.98	10.00	9.37	11.04

Annual Operating Expenses: 1.21%

[1]Not Annualized

Relative Risk Adjusted Returns: Monthly Rolling Sharpe Ratios
20 Years Through 12/31/17
On a monthly rolling risk-adjusted basis, the Fund outperformed the Russell 2000 in 98% of all 10-year periods and 91% of all 5-year periods.

	PERIODS BEATING THE INDEX		FUND AVG (%)[1]	INDEX AVG (%)[1]

10-year	118/121	98%	0.45	0.33

5-year	165/181	91%	0.64	0.45

[1]Average of monthly rolling Sharpe Ratios over the specified periods.

The Morningstar Style Map is the Morningstar Style Box™ with the center 75% of fund holdings plotted as the Morningstar Ownership Zone™. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 128 for additional information.

Value of $10,000
Invested on 12/15/93 as of 12/31/17 ($)

Top 10 Positions
% of Net Assets

Quaker Chemical	2.0

E-L Financial	1.7

ManpowerGroup	1.6

Erie Indemnity Cl. A	1.6

Thor Industries	1.5

MKS Instruments	1.4

Woodward	1.4

Tennant Company	1.3

Teleflex	1.2

Albemarle Corporation	1.2

Portfolio Sector Breakdown
% of Net Assets

Industrials	26.7

Financials	26.2

Materials	13.6

Consumer Discretionary	9.6

Information Technology	6.4

Health Care	3.5

Energy	3.4

Consumer Staples	3.0

Utilities	2.5

Telecommunication Services	0.9

Real Estate	0.1

Miscellaneous	2.3

Corporate Bond	0.2

Cash and Cash Equivalents	1.6

Calendar Year Total Returns (%)

YEAR	RTR

2017	13.7

2016	25.9

2015	-7.2

2014	1.3

2013	32.8

2012	14.4

2011	-1.7

2010	23.5

2009	26.2

2008	-31.2

2007	2.4

2006	14.5

2005	8.2

2004	17.5

2003	30.0

Upside/Downside Capture Ratios
Periods Ended 12/31/17 (%)
	UPSIDE	DOWNSIDE

10-Year	83	79

From 12/31/93 (Start of Fund’s First Full Quarter)	82	55

Portfolio Diagnostics

Fund Net Assets	$2,396 million

Number of Holdings	272

Turnover Rate	12%

Average Market Capitalization[1]	$2,384 million

Weighted Average P/E Ratio[2,3]	20.6x

Weighted Average P/B Ratio[2]	2.2x

Active Share[4]	90%

U.S. Investments (% of Net Assets)	85.5%

Non-U.S. Investments (% of Net Assets)	12.9%

[1]
Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]
Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (5% of portfolio holdings as of 12/31/17).
[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information

All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.roycefunds.com. All performance and risk information reflects results of the Investment Class (its oldest class). Certain immaterial adjustments were made to the net assets of Royce Total Return Fund at 6/30/17 for financial reporting purposes, and as a result the net asset values for shareholder transactions on that date and the calendar year Total Returns (%) based on those net asset values differ from the adjusted net asset values and calendar year total returns reported in the Financial Highlights. Operating expenses reflect the Fund’s total annual operating expenses for the Investment Class as of the Fund’s most current prospectus and include management fees, other expenses, and acquired fund fees and expenses. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds, and other investment companies. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2017. The Sharpe Ratio is calculated for a specified period by dividing a fund’s annualized excess returns by its annualized standard deviation. The higher the Sharpe ratio, the better the fund’s historical risk-adjusted performance. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s benchmark. It is calculated by measuring the Fund’s performance in quarters when the benchmark went up and dividing it by the benchmark’s return in those quarters. Downside Capture Ratio measures a manager’s performance in down markets relative to the Fund’s benchmark (Russell 2000). It is calculated by measuring the Fund’s performance in quarters when the benchmark goes down and dividing it by the benchmark’s return in those quarters.

The Royce Funds 2017 Annual Report to Shareholders | 41

Schedules of Investments

Royce Dividend Value Fund
Common Stocks – 98.1%
	SHARES	VALUE

CONSUMER DISCRETIONARY – 9.1%
AUTO COMPONENTS - 2.2%
Gentex Corporation	95,496	$2,000,641
Nokian Renkaat	44,500	2,015,611

		4,016,252

AUTOMOBILES - 1.0%
Thor Industries	12,840	1,935,245

HOUSEHOLD DURABLES - 1.2%
Hunter Douglas	25,000	2,163,627

SPECIALTY RETAIL - 3.3%
American Eagle Outfitters	104,800	1,970,240
DSW Cl. A	91,955	1,968,756
Fielmann	6,400	563,254
USS	70,000	1,480,858

		5,983,108

TEXTILES, APPAREL & LUXURY GOODS - 1.4%
HUGO BOSS	12,300	1,043,347
Stella International Holdings	100,000	150,566
Steven Madden [1]	28,108	1,312,643

		2,506,556

Total (Cost $10,310,267)		16,604,788

CONSUMER STAPLES – 0.4%
FOOD & STAPLES RETAILING - 0.2%
FamilyMart UNY Holdings	6,000	420,186

FOOD PRODUCTS - 0.2%
Industrias Bachoco ADR	6,100	349,530

Total (Cost $336,214)		769,716

ENERGY – 3.5%
ENERGY EQUIPMENT & SERVICES - 2.7%
Helmerich & Payne	44,054	2,847,650
TGS-NOPEC Geophysical	90,900	2,150,229

		4,997,879

OIL, GAS & CONSUMABLE FUELS - 0.8%
Gaztransport Et Technigaz	22,700	1,364,460

Total (Cost $5,778,744)		6,362,339

FINANCIALS – 28.5%
BANKS - 4.2%
BGEO Group	49,400	2,367,401
BOK Financial	21,414	1,976,940
City Holding Company	8,189	552,512
First Republic Bank	32,400	2,807,136

		7,703,989

CAPITAL MARKETS - 21.7%
Ashmore Group	459,000	2,509,940
AURELIUS Equity Opportunities	9,000	615,177
B3	275,000	1,885,101
Bolsa Mexicana de Valores	1,234,000	2,121,884
Carlyle Group L.P.	122,300	2,800,670
Coronation Fund Managers	192,000	1,144,808
Federated Investors Cl. B	54,700	1,973,576
Gluskin Sheff + Associates	51,700	684,809
Houlihan Lokey Cl. A	8,600	390,698
Jupiter Fund Management	282,000	2,391,555
KKR & Co. L.P.	207,000	4,359,420
Lazard Cl. A	37,000	1,942,500
Moelis & Company Cl. A	32,220	1,562,670
Northern Trust	23,300	2,327,437
SEI Investments	47,400	3,406,164
Singapore Exchange	70,000	388,596
Sprott	735,700	1,428,089
State Street	25,700	2,508,577
TD Ameritrade Holding Corporation	57,900	2,960,427
Value Partners Group	2,272,200	2,404,550

		39,806,648

DIVERSIFIED FINANCIAL SERVICES - 1.1%
Leucadia National	74,600	1,976,154

INSURANCE - 0.6%
Reinsurance Group of America	7,455	1,162,458

THRIFTS & MORTGAGE FINANCE - 0.9%
Genworth MI Canada	47,648	1,648,917

Total (Cost $32,966,640)		52,298,166

HEALTH CARE – 4.2%
HEALTH CARE EQUIPMENT & SUPPLIES - 2.1%
DENTSPLY SIRONA	57,500	3,785,225

HEALTH CARE PROVIDERS & SERVICES - 0.2%
Ensign Group (The)	18,200	404,040

HEALTH CARE TECHNOLOGY - 0.3%
CompuGroup Medical	7,300	477,987

PHARMACEUTICALS - 1.6%
Recordati	48,800	2,167,765
Santen Pharmaceutical	52,000	816,389

		2,984,154

Total (Cost $3,950,929)		7,651,406

INDUSTRIALS – 28.5%
AEROSPACE & DEFENSE - 1.7%
HEICO Corporation Cl. A	40,365	3,190,853

AIR FREIGHT & LOGISTICS - 1.7%
Expeditors International of Washington	48,300	3,124,527

BUILDING PRODUCTS - 1.9%
Apogee Enterprises	18,200	832,286
Geberit	1,000	440,012
TOTO	37,000	2,181,321

		3,453,619

CONSTRUCTION & ENGINEERING - 2.0%
Comfort Systems USA	11,600	506,340
Jacobs Engineering Group	9,700	639,812
KBR	132,800	2,633,424

		3,779,576

ELECTRICAL EQUIPMENT - 1.2%
Hubbell Cl. B	15,900	2,151,906

MACHINERY - 11.7%
Alamo Group	3,408	384,661
Donaldson Company	67,500	3,304,125
Federal Signal	10,229	205,501
Flowserve Corporation	19,500	821,535
Graco	63,000	2,848,860
IDEX Corporation	29,700	3,919,509
Lincoln Electric Holdings	13,150	1,204,277
Lindsay Corporation	26,700	2,354,940
Pfeiffer Vacuum Technology	12,000	2,242,646
Spirax-Sarco Engineering	27,400	2,073,714
Wabash National	94,700	2,054,990

		21,414,758

MARINE - 1.3%
Clarkson	60,700	2,343,667

42 | The Royce Funds 2017 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

December 31, 2017

Royce Dividend Value Fund (continued)

	SHARES	VALUE

INDUSTRIALS (continued)
PROFESSIONAL SERVICES - 3.3%
Korn/Ferry International	32,601	$1,349,030
ManpowerGroup	28,300	3,568,913
Robert Half International	21,665	1,203,274

		6,121,217

ROAD & RAIL - 2.0%
Amerco	7,542	2,850,197
Werner Enterprises	21,900	846,435

		3,696,632

TRADING COMPANIES & DISTRIBUTORS - 1.7%
Applied Industrial Technologies	45,600	3,105,360

Total (Cost $27,680,927)		52,382,115

INFORMATION TECHNOLOGY – 5.4%
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 3.9%
FLIR Systems	91,500	4,265,730
Methode Electronics	22,365	896,837
Vishay Intertechnology	93,888	1,948,176

		7,110,743

IT SERVICES - 0.2%
Convergys Corporation		439,450

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 0.5%	18,700
MKS Instruments		917,406

SOFTWARE - 0.8%	9,708
Computer Modelling Group		1,069,212
SimCorp	140,000	398,524

	7,000	1,467,736

Total (Cost $6,861,902)		9,935,335

MATERIALS – 12.7%
CHEMICALS - 1.9%
Quaker Chemical	20,500	3,091,195
Victrex	10,000	356,174

		3,447,369

CONTAINERS & PACKAGING - 2.0%
AptarGroup	36,900	3,183,732
Greif Cl. A	7,800	472,524

		3,656,256

METALS & MINING - 8.8%
Carpenter Technology	61,900	3,156,281
Compass Minerals International	35,100	2,535,975
Franco-Nevada Corporation	33,000	2,638,350
Reliance Steel & Aluminum	44,200	3,791,918
Royal Gold	19,300	1,584,916
Worthington Industries	58,500	2,577,510

		16,284,950

Total (Cost $14,723,848)		23,388,575

REAL ESTATE – 0.3%
REAL ESTATE MANAGEMENT & DEVELOPMENT - 0.3%
Relo Group	23,000	626,454

Total (Cost $107,244)		626,454

TELECOMMUNICATION SERVICES – 0.4%
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.4%
Inmarsat	105,000	695,748

Total (Cost $1,165,014)		695,748

UTILITIES – 1.1%
WATER UTILITIES - 1.1%
Aqua America	49,800	1,953,654

Total (Cost $1,192,551)		1,953,654

MISCELLANEOUS[2] – 4.0%

Total (Cost $6,485,117)		7,307,286

TOTAL COMMON STOCKS

(Cost $111,559,397)		179,975,582

REPURCHASE AGREEMENT – 2.0%
Fixed Income Clearing Corporation, 0.20% dated 12/29/17, due 1/2/18, maturity value
$3,733,083 (collateralized by obligations of various U.S. Government Agencies, 1.625%
due 4/30/19, valued at $3,812,402)

(Cost $3,733,000)		3,733,000

TOTAL INVESTMENTS – 100.1%

(Cost $115,292,397)		183,708,582

LIABILITIES LESS CASH AND OTHER ASSETS – (0.1)%		(212,103)

NET ASSETS – 100.0%		$183,496,479

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2017 Annual Report to Shareholders | 43

Schedules of Investments

Royce Global Financial Services Fund
Common Stocks – 99.2%
	SHARES	VALUE

BANKS - 15.7%
BankUnited	4,100	$166,952
BLOM Bank GDR	8,000	101,600
BOK Financial	11,600	1,070,912
Capital City Bank Group	26,822	615,297
Chemung Financial	14,512	698,027
†County Bancorp	15,895	473,035
First Citizens BancShares Cl. A	3,290	1,325,870
First Republic Bank	8,000	693,120
Investors Bancorp	25,300	351,164
Live Oak Bancshares	22,500	536,625
Popular	32,300	1,146,327
State Bank Financial	12,500	373,000
Umpqua Holdings	17,400	361,920
†Webster Financial	14,600	819,936

Total (Cost $6,242,325)		8,733,785

CAPITAL MARKETS - 49.7%
Ares Management L.P.	49,100	982,000
Ashmore Group	216,000	1,181,148
Associated Capital Group Cl. A	14,084	480,264
B3	122,400	839,041
Canaccord Genuity Group	133,000	613,683
Carlyle Group L.P.	41,700	954,930
Charles Schwab (The) Corporation	16,900	868,153
Citadel Capital [1]	150,000	10,799
Coronation Fund Managers	61,200	364,908
CRISIL	14,000	410,571
Dundee Corporation Cl. A [1]	90,000	181,146
†Edelweiss Financial Services	155,000	720,503
Edmond de Rothschild (Suisse)	30	568,918
Egyptian Financial Group-Hermes Holding
Company	246,390	327,042
Financial Engines	14,100	427,230
Gluskin Sheff + Associates	63,400	839,785
GMP Capital [1]	108,000	298,998
Hellenic Exchanges - Athens Stock Exchange	50,000	315,643
Intermediate Capital Group	39,111	603,072
INTL FCStone [1]	12,100	514,613
IOOF Holdings	55,000	459,008
JSE	51,000	634,210
Jupiter Fund Management	106,900	906,586
KKR & Co. L.P.	23,900	503,334
Lazard Cl. A	3,700	194,250
MarketAxess Holdings	4,600	928,050
MVC Capital	47,100	497,376
Northern Trust	9,900	988,911
NZX	580,000	459,929
Partners Group Holding	670	459,108
Reinet Investments	7,200	148,589
Rothschild & Co	27,700	1,013,853
SEI Investments	19,900	1,430,014
Silvercrest Asset Management Group Cl. A	41,600	667,680
Singapore Exchange	114,300	634,522
Sprott	750,000	1,455,847
TD Ameritrade Holding Corporation	10,880	556,294
Tokai Tokyo Financial Holdings	9,400	60,543
U.S. Global Investors Cl. A	183,900	717,210
UOB-Kay Hian Holdings	129,000	131,141
Value Partners Group	672,000	711,142
Virtu Financial Cl. A	70,700	1,293,810
VZ Holding	3,350	1,136,276
Warsaw Stock Exchange	19,000	256,481

Total (Cost $21,045,715)		27,746,611

DIVERSIFIED CONSUMER SERVICES - 0.1%
H&R Block	2,000	52,440

Total (Cost $44,290)		52,440

DIVERSIFIED FINANCIAL SERVICES - 0.3%
SHUAA Capital [1]	580,000	191,094

Total (Cost $308,882)		191,094

EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS) - 0.6%
†Colony NorthStar Cl. A	31,500	359,415

Total (Cost $383,891)		359,415

HOTELS, RESTAURANTS & LEISURE - 0.7%
Thomas Cook (India)	94,000	379,505

Total (Cost $270,518)		379,505

INSURANCE - 6.7%
E-L Financial	2,625	1,701,572
First American Financial	3,900	218,556
Jardine Lloyd Thompson Group	11,900	223,365
MBIA [1]	95,300	697,596
National Western Life Group Cl. A	2,750	910,305

Total (Cost $3,365,019)		3,751,394

INTERNET SOFTWARE & SERVICES - 0.6%
Envestnet [1]	6,000	299,100
Novation Companies [1,3]	223,459	15,642

Total (Cost $357,701)		314,742

INVESTMENT COMPANIES - 1.3%
RIT Capital Partners	28,300	748,535

Total (Cost $610,092)		748,535

IT SERVICES - 2.5%
Cass Information Systems	4,180	243,318
DST Systems	7,600	471,732
GBST Holdings	105,000	199,716
PayPal Holdings [1]	6,400	471,168

Total (Cost $1,237,425)		1,385,934

MARINE - 1.8%
Clarkson	26,000	1,003,877

Total (Cost $928,924)		1,003,877

METALS & MINING - 2.4%
Franco-Nevada Corporation	16,500	1,319,175

Total (Cost $900,426)		1,319,175

PROFESSIONAL SERVICES - 1.1%
IHS Markit [1]	14,000	632,100

Total (Cost $336,000)		632,100

REAL ESTATE MANAGEMENT & DEVELOPMENT - 7.3%
Altus Group	32,000	940,143
FirstService Corporation	20,900	1,461,328
†FRP Holdings [1]	18,100	800,925

44 | The Royce Funds 2017 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

December 31, 2017

Royce Global Financial Services Fund (continued)

	SHARES	VALUE

REAL ESTATE MANAGEMENT & DEVELOPMENT (continued)
Midland Holdings [1]	800,000	$231,393
Midland IC&I [1]	400,000	20,727
RMR Group Cl. A	10,000	593,000

Total (Cost $2,886,430)		4,047,516

SOFTWARE - 2.2%
Bottomline Technologies [1]	13,600	471,648
Fair Isaac	5,100	781,320

Total (Cost $514,486)		1,252,968

THRIFTS & MORTGAGE FINANCE - 1.4%
BofI Holding [1]	25,700	768,430

Total (Cost $466,954)		768,430

MISCELLANEOUS[2] - 4.8%

Total (Cost $2,098,965)		2,655,144

TOTAL COMMON STOCKS

(Cost $41,998,043)		55,342,665

REPURCHASE AGREEMENT – 0.8%
Fixed Income Clearing Corporation, 0.20% dated 12/29/17, due 1/2/18, maturity value $486,011 (collateralized by obligations of various U.S. Government Agencies, 1.625% due 4/30/19, valued at $499,660)

(Cost $486,000)		486,000

TOTAL INVESTMENTS – 100.0%

(Cost $42,484,043)		55,828,665

LIABILITIES LESS CASH AND OTHER ASSETS – (0.0)%		(23,751)

NET ASSETS – 100.0%		$55,804,914

Royce International Micro-Cap Fund
Common Stocks – 93.6%
	SHARES	VALUE

AUSTRALIA – 4.1%
Austal	46,400	$65,603
†HT&E	52,300	76,652
NetComm Wireless [1]	70,300	65,740
Seeing Machines [1]	462,700	35,135
†Tassal Group	28,500	83,413

Total (Cost $334,984)		326,543

BELGIUM – 0.8%
†Greenyard	2,500	60,297

Total (Cost $53,669)		60,297

BRAZIL – 4.3%
†Construtora Tenda [1]	16,800	101,119
†International Meal Company Alimentacao	34,600	90,023
Minerva	26,400	84,666
T4F Entretenimento	29,900	66,062

Total (Cost $346,212)		341,870

CANADA – 8.0%
Altus Group	1,900	55,821
†Centric Health [1]	131,400	54,358
Exco Technologies	12,900	104,062
†IBI Group [1]	10,600	68,727
Magellan Aerospace	5,200	86,915
Major Drilling Group International [1]	14,600	82,002
†North American Energy Partners	14,100	69,795
Sandstorm Gold [1]	10,000	49,900
Solium Capital [1]	7,600	65,963

Total (Cost $566,212)		637,543

CHINA – 0.9%
Xingda International Holdings	195,000	69,101

Total (Cost $80,921)		69,101

FRANCE – 2.2%
Bigben Interactive [1]	3,500	57,821
HighCo	10,900	63,924
Manutan International	500	53,684

Total (Cost $111,864)		175,429

GERMANY – 3.8%
Amadeus Fire	700	64,769
CANCOM	1,100	91,417
†Surteco	2,900	93,529
VIB Vermoegen	2,000	50,825

Total (Cost $245,288)		300,540

HONG KONG – 5.5%
†CSI Properties	1,761,800	91,230
†HKBN	38,000	48,053
I.T	224,000	95,463
Oriental Watch Holdings	188,600	42,953
Pico Far East Holdings	153,300	60,826
Value Partners Group	29,700	31,430
†Wasion Group Holdings	130,600	63,842

Total (Cost $410,121)		433,797

INDIA – 4.5%
†Allcargo Logistics	29,600	96,487
eClerx Services	4,100	100,274
†Jagran Prakashan	30,800	85,836

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2017 Annual Report to Shareholders | 45

Schedules of Investments

Royce International Micro-Cap Fund (continued)

	SHARES	VALUE

INDIA (continued)
†Multi Commodity Exchange of India	5,300	$75,774

Total (Cost $344,628)		358,371

INDONESIA – 0.7%
Selamat Sempurna	609,900	56,399

Total (Cost $51,749)		56,399

IRELAND – 1.0%
Irish Residential Properties REIT	44,600	80,611

Total (Cost $57,740)		80,611

ISRAEL – 0.4%
Nova Measuring Instruments [1]	1,200	31,092

Total (Cost $23,836)		31,092

ITALY – 1.2%
†Openjobmetis [1]	6,400	98,877

Total (Cost $76,692)		98,877

JAPAN – 16.3%
†Asia Pile Holdings	13,800	88,822
†Ateam	2,400	57,631
C. Uyemura & Co.	1,000	76,268
†Digital Garage	2,300	60,542
†eGuarantee	2,300	72,284
GCA	100	1,001
G-Tekt	3,800	78,157
†IDOM	9,100	64,478
†Information Services International-Dentsu	1,700	38,451
†Investors Cloud	3,000	44,567
Kenedix	9,200	56,069
Kenko Mayonnaise	1,800	65,104
Leopalace21	4,200	32,659
NS Solutions	2,300	62,694
Open House	1,100	59,071
Outsourcing	2,100	38,243
Ryobi	2,040	57,971
SPARX Group	24,200	66,904
Sun Frontier Fudousan	7,300	82,910
Tokai Corporation	4,000	91,285
†Yumeshin Holdings	10,100	97,394

Total (Cost $991,277)		1,292,505

MALAYSIA – 1.6%
†AEON Credit Service	20,950	69,589
CB Industrial Product Holding	127,600	56,743

Total (Cost $114,393)		126,332

MEXICO – 1.0%
Rassini	22,600	80,469

Total (Cost $95,046)		80,469

NETHERLANDS – 0.8%
AMG Advanced Metallurgical Group	1,300	65,307

Total (Cost $39,402)		65,307

NORWAY – 1.1%
†Protector Forsikring	7,900	86,594

Total (Cost $68,322)		86,594

SINGAPORE – 1.4%
CSE Global	216,200	58,965
†Duty Free International	264,800	52,468
†Duty Free International (Warrants) [1]	71,500	428

Total (Cost $138,413)		111,861

SOUTH AFRICA – 2.0%
†Adcock Ingram Holdings	17,500	82,515
†Nampak [1]	56,600	74,175

Total (Cost $143,586)		156,690

SOUTH KOREA – 5.9%
Eugene Technology	3,900	76,490
†Huchems Fine Chemical	5,100	116,863
†Interojo Company	2,244	81,442
Koh Young Technology	900	69,195
Modetour Network	2,000	56,950
Samjin Pharmaceutical	2,100	70,270

Total (Cost $363,603)		471,210

SPAIN – 2.0%
Atento	15,700	159,355

Total (Cost $150,834)		159,355

SWEDEN – 4.3%
Byggmax Group	12,600	84,417
Dustin Group	8,100	80,398
Knowit	4,400	83,266
Proact IT Group	4,400	96,844

Total (Cost $283,272)		344,925

TAIWAN – 8.3%
Egis Technology [1]	8,900	67,763
†Formosa Laboratories	36,800	85,296
Posiflex Technology	7,089	32,437
Sinmag Equipment	16,100	91,970
Sitronix Technology	34,100	96,028
Sporton International	22,826	123,059
Taiwan Paiho	22,600	91,877
TCI	7,641	73,822

Total (Cost $610,646)		662,252

UNITED ARAB EMIRATES – 0.7%
Aramex	47,500	55,674

Total (Cost $23,304)		55,674

UNITED KINGDOM – 10.3%
Avon Rubber	3,000	49,423
†Berkeley Energia [1]	26,100	20,826
Connect Group	52,900	79,926
Conviviality	16,300	88,661
dotdigital group	53,600	75,377
EMIS Group	5,500	75,099
Epwin Group	92,500	104,644
Finsbury Food Group	51,700	75,389
Hilton Food Group	6,500	75,521
Norcros	28,570	68,814
Pendragon	128,600	49,531
Rank Group	17,000	55,205

Total (Cost $758,421)		818,416

46 | The Royce Funds 2017 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

December 31, 2017

Royce International Micro-Cap Fund (continued)

	SHARES	VALUE

UNITED STATES – 0.5%
Currency Exchange International [1]	2,100	$41,783

Total (Cost $47,630)		41,783

TOTAL COMMON STOCKS

(Cost $6,532,065)		7,443,843

REPURCHASE AGREEMENT – 7.2%
Fixed Income Clearing Corporation, 0.20% dated 12/29/17, due 1/2/18, maturity value $570,013 (collateralized by obligations of various U.S. Government Agencies, 1.625% due 4/30/19, valued at $584,602)

(Cost $570,000)		570,000

TOTAL INVESTMENTS – 100.8%

(Cost $7,102,065)		8,013,843

LIABILITIES LESS CASH AND OTHER ASSETS – (0.8)%		(61,124)

NET ASSETS – 100.0%		$7,952,719

Royce International Premier Fund
Common Stocks – 96.8%
	SHARES	VALUE

AUSTRALIA – 10.0%
ALS	572,000	$3,117,385
†Bravura Solutions	2,000,000	2,699,770
Cochlear	20,000	2,670,041
†Hansen Technologies	1,155,000	3,555,026
IPH	945,000	4,052,399

Total (Cost $14,020,973)		16,094,621

AUSTRIA – 1.8%
Mayr-Melnhof Karton	20,000	2,939,619

Total (Cost $2,374,722)		2,939,619

BRAZIL – 3.5%
OdontoPrev	550,000	2,630,758
TOTVS	340,000	3,060,548

Total (Cost $4,765,157)		5,691,306

CANADA – 3.6%
Morneau Shepell	157,500	2,794,153
Winpak	82,500	3,071,599

Total (Cost $5,439,648)		5,865,752

CHINA – 1.9%
TravelSky Technology	1,010,000	3,026,742

Total (Cost $2,139,064)		3,026,742

FRANCE – 3.9%
†Neurones	82,500	2,848,832
Thermador Groupe	25,595	3,485,765

Total (Cost $5,200,917)		6,334,597

GERMANY – 4.7%
Carl Zeiss Meditec	52,000	3,223,379
Fielmann	25,000	2,200,211
STRATEC Biomedical	26,500	2,054,650

Total (Cost $5,305,369)		7,478,240

INDIA – 6.2%
Bajaj Finance	120,000	3,307,793
SH Kelkar & Company	690,583	3,197,438
†Vakrangee	240,000	1,573,522
†Vakrangee (Bonus Shares) [1]	300,000	1,969,371

Total (Cost $5,569,117)		10,048,124

ISRAEL – 2.1%
†Frutarom Industries	36,000	3,378,936

Total (Cost $2,710,378)		3,378,936

ITALY – 1.7%
DiaSorin	30,000	2,662,059

Total (Cost $1,829,336)		2,662,059

JAPAN – 17.0%
Ai Holdings	140,000	3,385,460
†As One	55,000	3,437,655
Meitec Corporation	85,000	4,474,950
Nihon Kohden	123,000	2,855,120
Relo Group	112,500	3,064,177
Santen Pharmaceutical	145,000	2,276,470
Sugi Holdings	60,000	3,059,932
USS	225,000	4,759,900

Total (Cost $23,204,943)		27,313,664

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2017 Annual Report to Shareholders | 47

Schedules of Investments

Royce International Premier Fund (continued)

	SHARES	VALUE

NEW ZEALAND – 3.8%
Fisher & Paykel Healthcare	276,925	$2,808,208
†Trade Me Group	960,600	3,301,522

Total (Cost $4,917,462)		6,109,730

NORWAY – 1.8%
TGS-NOPEC Geophysical	120,000	2,838,586

Total (Cost $2,498,595)		2,838,586

SINGAPORE – 2.0%
XP Power	69,000	3,194,054

Total (Cost $2,208,766)		3,194,054

SWEDEN – 5.7%
Addtech Cl. B	125,000	2,730,558
Bravida Holding	466,400	3,113,883
†Hexpol	325,000	3,294,156

Total (Cost $8,320,009)		9,138,597

SWITZERLAND – 9.8%
Burkhalter Holding	32,678	4,255,270
LEM Holding	1,400	2,373,254
Partners Group Holding	6,000	4,111,415
VZ Holding	15,000	5,087,801

Total (Cost $11,631,941)		15,827,740

UNITED KINGDOM – 17.3%
Ashmore Group	400,000	2,187,311
Clarkson	75,000	2,895,800
Consort Medical	170,000	2,678,020
Elementis	750,000	2,917,247
Equiniti Group	944,000	3,638,964
Fidessa Group	60,000	2,049,595
ITE Group	1,230,000	3,016,085
Rotork	635,000	2,281,052
Spirax-Sarco Engineering	45,000	3,405,735
Victrex	77,500	2,760,352

Total (Cost $24,412,894)		27,830,161

TOTAL COMMON STOCKS

(Cost $126,549,291)		155,772,528

REPURCHASE AGREEMENT – 4.4%
Fixed Income Clearing Corporation, 0.20% dated 12/29/17, due 1/2/18, maturity value
$7,125,158 (collateralized by obligations of various U.S. Government Agencies, 1.625%
due 4/30/19, valued at $7,270,046)

(Cost $7,125,000)		7,125,000

TOTAL INVESTMENTS – 101.2%

(Cost $133,674,291)		162,897,528

LIABILITIES LESS CASH AND OTHER ASSETS – (1.2)%		(1,869,858)

NET ASSETS – 100.0%		$161,027,670

Royce Low-Priced Stock Fund
Common Stocks – 98.5%
	SHARES	VALUE

CONSUMER DISCRETIONARY – 18.9%
AUTO COMPONENTS - 2.9%
Fox Factory Holding [1]	47,800	$1,857,030
†Modine Manufacturing [1]	101,300	2,046,260
Stoneridge [1]	103,300	2,361,438
Unique Fabricating	202,989	1,506,178

		7,770,906

AUTOMOBILES - 0.9%
Thor Industries	15,803	2,381,828

HOTELS, RESTAURANTS & LEISURE - 0.8%
Century Casinos [1]	228,800	2,088,944

HOUSEHOLD DURABLES - 1.4%
AV Homes [1]	97,500	1,623,375
TRI Pointe Group [1,5]	123,700	2,216,704

		3,840,079

LEISURE PRODUCTS - 3.0%
Acushnet Holdings	96,000	2,023,680
American Outdoor Brands [1,5]	146,000	1,874,640
MCBC Holdings [1]	100,800	2,239,776
Nautilus [1]	135,213	1,805,094

		7,943,190

MEDIA - 0.9%
Harte-Hanks [1]	284,200	269,620
New Media Investment Group	125,300	2,102,534

		2,372,154

SPECIALTY RETAIL - 8.2%
American Eagle Outfitters	153,100	2,878,280
Buckle (The)	95,975	2,279,406
Build-A-Bear Workshop [1]	174,100	1,601,720
Chico’s FAS	231,300	2,040,066
DSW Cl. A	110,400	2,363,664
Finish Line (The) Cl. A	79,200	1,150,776
Guess?	140,000	2,363,200
Kirkland’s [1]	123,900	1,482,464
Shoe Carnival	108,600	2,905,050
Urban Outfitters [1,5]	85,600	3,001,136

		22,065,762

TEXTILES, APPAREL & LUXURY GOODS - 0.8%
Vera Bradley [1]	184,400	2,245,992

Total (Cost $40,388,485)		50,708,855

CONSUMER STAPLES – 0.6%
FOOD PRODUCTS - 0.6%
Landec Corporation [1]	127,900	1,611,540

Total (Cost $1,668,222)		1,611,540

ENERGY – 7.7%
ENERGY EQUIPMENT & SERVICES - 5.5%
Gulf Island Fabrication	147,000	1,973,475
†Mammoth Energy Services [1]	98,500	1,933,555
Newpark Resources [1]	240,800	2,070,880
Pason Systems	103,150	1,492,680
Profire Energy [1]	980,300	1,882,176
TGS-NOPEC Geophysical	72,000	1,703,151
Total Energy Services	178,000	2,104,280
Unit Corporation [1]	78,800	1,733,600

		14,893,797

OIL, GAS & CONSUMABLE FUELS - 2.2%
Ardmore Shipping [1]	274,800	2,198,400
Panhandle Oil and Gas Cl. A	82,000	1,685,100

48 | The Royce Funds 2017 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

.

December 31, 2017

Royce Low-Priced Stock Fund (continued)

	SHARES	VALUE

ENERGY (continued)
OIL, GAS & CONSUMABLE FUELS (continued)
SRC Energy [1]	236,900	$2,020,757

		5,904,257

Total (Cost $14,792,826)		20,798,054

FINANCIALS – 12.6%
BANKS - 2.9%
Blue Hills Bancorp	99,500	1,999,950
Boston Private Financial Holdings	120,500	1,861,725
Brookline Bancorp	122,400	1,921,680
HarborOne Bancorp [1]	104,800	2,007,968

		7,791,323

CAPITAL MARKETS - 5.8%
Ares Management L.P.	110,000	2,200,000
Ashmore Group	435,363	2,380,686
Dundee Corporation Cl. A [1]	492,800	991,873
†Hamilton Lane Cl. A	70,888	2,508,726
Silvercrest Asset Management Group Cl. A	144,300	2,316,015
Sprott	1,254,400	2,434,953
Value Partners Group	1,937,600	2,050,460
ZAIS Group Holdings Cl. A [1,5]	200,800	781,112

		15,663,825

DIVERSIFIED FINANCIAL SERVICES - 0.4%
GTY Technology Holdings [1]	100,000	1,030,000

INSURANCE - 0.5%
MBIA [1]	177,000	1,295,640

THRIFTS & MORTGAGE FINANCE - 3.0%
Beneficial Bancorp	108,000	1,776,600
Genworth MI Canada	67,500	2,335,919
Kearny Financial	130,800	1,890,060
Meridian Bancorp	96,100	1,979,660

		7,982,239

Total (Cost $29,073,710)		33,763,027

HEALTH CARE – 5.6%
BIOTECHNOLOGY - 1.7%
†Heron Therapeutics [1,5]	82,500	1,493,250
Progenics Pharmaceuticals [1]	226,774	1,349,305
Zealand Pharma [1,5]	120,600	1,650,810

		4,493,365

HEALTH CARE EQUIPMENT & SUPPLIES - 1.5%
AtriCure [1]	98,800	1,802,112
CryoLife [1]	120,300	2,303,745

		4,105,857

HEALTH CARE TECHNOLOGY - 1.1%
Allscripts Healthcare Solutions [1]	140,300	2,041,365
HMS Holdings [1]	50,000	847,500

		2,888,865

LIFE SCIENCES TOOLS & SERVICES - 0.7%
Harvard Bioscience [1]	595,600	1,965,480

PHARMACEUTICALS - 0.6%
†Agile Therapeutics [1]	95,100	255,819
BioDelivery Sciences International [1,5]	497,500	1,467,625

		1,723,444

Total (Cost $12,404,091)		15,177,011

INDUSTRIALS – 19.6%
AEROSPACE & DEFENSE - 1.4%
CPI Aerostructures [1]	246,766	2,208,556
Kratos Defense & Security Solutions [1]	150,300	1,591,677

		3,800,233

BUILDING PRODUCTS - 0.6%
†NCI Building Systems [1]	86,700	1,673,310

COMMERCIAL SERVICES & SUPPLIES - 2.0%
Atento	155,600	1,579,340
Heritage-Crystal Clean [1]	75,900	1,650,825
Steelcase Cl. A	141,700	2,153,840

		5,384,005

CONSTRUCTION & ENGINEERING - 2.2%
Ameresco Cl. A [1]	249,500	2,145,700
IES Holdings [1]	79,800	1,376,550
KBR	115,200	2,284,416

		5,806,666

ELECTRICAL EQUIPMENT - 0.9%
LSI Industries	212,300	1,460,624
†Power Solutions International [1,3]	116,000	870,000

		2,330,624

INDUSTRIAL CONGLOMERATES - 0.6%
Raven Industries	49,400	1,696,890

MACHINERY - 6.0%
†ASV Holdings [1]	150,790	1,530,519
FreightCar America [1]	98,300	1,678,964
Harsco Corporation [1]	106,300	1,982,495
†Kornit Digital [1,5]	87,000	1,405,050
Mueller Water Products Cl. A	150,200	1,882,006
Porvair	272,000	1,706,012
†Rexnord Corporation [1]	78,500	2,042,570
Trinity Industries	53,200	1,992,872
Wabash National	89,000	1,931,300

		16,151,788

MARINE - 0.8%
Clarkson	55,931	2,159,533

PROFESSIONAL SERVICES - 4.2%
Heidrick & Struggles International	78,940	1,937,977
Kforce	78,674	1,986,519
Korn/Ferry International	51,840	2,145,139
Navigant Consulting [1]	92,523	1,795,871
Resources Connection	140,200	2,166,090
TrueBlue [1]	49,472	1,360,480

		11,392,076

ROAD & RAIL - 0.9%
Werner Enterprises	60,500	2,338,325

Total (Cost $37,998,264)		52,733,450

INFORMATION TECHNOLOGY – 22.0%
COMMUNICATIONS EQUIPMENT - 2.3%
Finisar Corporation [1,5]	87,500	1,780,625
Harmonic [1]	320,000	1,344,000
Oclaro [1]	258,800	1,744,312
Viavi Solutions [1,5]	155,000	1,354,700

		6,223,637

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 6.4%
AVX Corporation	108,878	1,883,589
Electro Scientific Industries [1]	85,000	1,821,550
LightPath Technologies Cl. A [1,5]	665,000	1,476,300
Neonode [1]	546,799	406,326
Novanta [1]	36,700	1,835,000
Orbotech [1]	49,400	2,481,856

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2017 Annual Report to Shareholders | 49

Schedules of Investments

Royce Low-Priced Stock Fund (continued)

	SHARES	VALUE

INFORMATION TECHNOLOGY (continued)
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS (continued)
PC Connection	69,100	$1,811,111
TTM Technologies [1]	116,458	1,824,897
Vishay Intertechnology	88,250	1,831,188
Vishay Precision Group [1]	74,900	1,883,735

		17,255,552

INTERNET SOFTWARE & SERVICES - 2.5%
Amber Road [1]	260,600	1,912,804
Carbonite [1,5]	89,200	2,238,920
iPass [1]	916,500	476,488
QuinStreet [1]	236,642	1,983,060

		6,611,272

IT SERVICES - 0.7%
Convergys Corporation	75,900	1,783,650

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 8.1%
†Aehr Test Systems [1,5]	305,000	826,550
Brooks Automation	79,182	1,888,491
Cirrus Logic [1]	31,600	1,638,776
Cypress Semiconductor	103,000	1,569,720
FormFactor [1]	134,900	2,111,185
Inphi Corporation [1]	38,400	1,405,440
MKS Instruments	21,227	2,005,951
Nanometrics [1]	80,192	1,998,385
PDF Solutions [1,5]	82,000	1,287,400
Photronics [1]	188,000	1,602,700
Rudolph Technologies [1]	76,400	1,825,960
Teradyne	44,275	1,853,794
†Ultra Clean Holdings [1]	79,700	1,840,273

		21,854,625

SOFTWARE - 1.3%
Computer Modelling Group	210,900	1,610,692
SeaChange International [1]	471,575	1,853,290

		3,463,982

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 0.7%
Super Micro Computer [1]	92,100	1,927,193

Total (Cost $40,666,084)		59,119,911

MATERIALS – 5.5%
CHEMICALS - 1.5%
Trecora Resources [1]	143,500	1,937,250
Victrex	56,000	1,994,577

		3,931,827

METALS & MINING - 4.0%
Alamos Gold Cl. A	192,800	1,256,191
Commercial Metals	87,900	1,874,028
Ferroglobe (Warranty Insurance Trust) [1,4]	205,763	0
Kirkland Lake Gold	137,004	2,100,292
Orocobre [1]	395,500	2,136,418
Pretium Resources [1]	128,100	1,461,379
Schnitzer Steel Industries Cl. A	61,100	2,046,850

		10,875,158

Total (Cost $8,492,814)		14,806,985

REAL ESTATE – 0.5%
REAL ESTATE MANAGEMENT & DEVELOPMENT - 0.5%
Kennedy-Wilson Holdings	75,460	1,309,231

Total (Cost $741,998)		1,309,231

TELECOMMUNICATION SERVICES – 0.7%
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.7%
ORBCOMM [1]	172,300	1,754,014

Total (Cost $1,077,316)		1,754,014

MISCELLANEOUS[2] – 4.8%

Total (Cost $12,186,898)		13,008,707

TOTAL COMMON STOCKS

(Cost $199,490,708)		264,790,785

REPURCHASE AGREEMENT– 1.8%
Fixed Income Clearing Corporation, 0.20% dated 12/29/17, due 1/2/18, maturity value
$4,732,105 (collateralized by obligations of various U.S. Government Agencies, 1.40% due
6/14/19, valued at $4,828,570)

(Cost $4,732,000)		4,732,000

COLLATERAL RECEIVED FOR SECURITIES LOANED – 2.1%
Money Market Funds
Federated Government Obligations Fund (7 day yield-1.1385%)		5,522,078

TOTAL COLLATERAL RECEIVED FOR SECURITIES LOANED

(Cost $5,522,078)		5,522,078

TOTAL INVESTMENTS – 102.4%

(Cost $209,744,786)		275,044,863

LIABILITIES LESS CASH AND OTHER ASSETS – (2.4)%		(6,354,692)

NET ASSETS – 100.0%		$268,690,171

50 | The Royce Funds 2017 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

December 31, 2017

Royce Micro-Cap Fund
Common Stocks – 95.4%
	SHARES	VALUE

CONSUMER DISCRETIONARY – 13.8%
AUTO COMPONENTS - 2.9%
Fox Factory Holding [1]	36,300	$1,410,255
Standard Motor Products	35,300	1,585,323
Stoneridge [1]	83,100	1,899,666
Unique Fabricating	157,200	1,166,424

		6,061,668

HOTELS, RESTAURANTS & LEISURE - 1.4%
Del Taco Restaurants [1]	98,800	1,197,456
Red Lion Hotels [1,5]	166,700	1,641,995

		2,839,451

HOUSEHOLD DURABLES - 1.2%
AV Homes [1]	74,350	1,237,927
Cavco Industries [1]	7,810	1,191,806

		2,429,733

LEISURE PRODUCTS - 2.2%
American Outdoor Brands [1]	97,865	1,256,587
MCBC Holdings [1]	79,900	1,775,378
†Nautilus [1]	106,700	1,424,445

		4,456,410

MEDIA - 0.8%
New Media Investment Group	106,500	1,787,070

SPECIALTY RETAIL - 3.8%
Build-A-Bear Workshop [1]	137,600	1,265,920
Citi Trends	76,724	2,030,117
Haverty Furniture	69,200	1,567,380
Kirkland’s [1]	71,100	850,712
Shoe Carnival	79,411	2,124,244

		7,838,373

TEXTILES, APPAREL & LUXURY GOODS - 1.5%
Cherokee [1]	91,200	173,280
Culp	34,174	1,144,829
Vera Bradley [1]	141,400	1,722,252

		3,040,361

Total (Cost $23,564,959)		28,453,066

CONSUMER STAPLES – 1.3%
BEVERAGES - 0.6%
†Primo Water [1,5]	96,400	1,211,748

FOOD PRODUCTS - 0.7%
John B. Sanfilippo & Son	22,000	1,391,500

Total (Cost $2,367,430)		2,603,248

ENERGY – 5.8%
ENERGY EQUIPMENT & SERVICES - 4.3%
Gulf Island Fabrication	96,518	1,295,754
Independence Contract Drilling [1]	333,586	1,327,672
Natural Gas Services Group [1]	59,587	1,561,180
Newpark Resources [1]	184,600	1,587,560
Profire Energy [1]	750,812	1,441,559
Total Energy Services	139,000	1,643,230

		8,856,955

OIL, GAS & CONSUMABLE FUELS - 1.5%
Ardmore Shipping [1]	213,875	1,711,000
Panhandle Oil and Gas Cl. A	64,000	1,315,200

		3,026,200

Total (Cost $9,450,598)		11,883,155

FINANCIALS – 14.5%
BANKS - 4.4%
Blue Hills Bancorp	79,600	1,599,960
Brookline Bancorp	73,900	1,160,230
Caribbean Investment Holdings [1]	1,858,138	577,016
County Bancorp	56,200	1,672,512
HarborOne Bancorp [1]	80,400	1,540,464
†Midway Investments [1,4]	1,858,170	0
TriState Capital Holdings [1]	53,157	1,222,611
†Two River Bancorp	71,600	1,298,108

		9,070,901

CAPITAL MARKETS - 4.2%
Canaccord Genuity Group	412,800	1,904,726
GAIN Capital Holdings	157,500	1,575,000
Gluskin Sheff + Associates	122,400	1,621,289
Silvercrest Asset Management Group Cl. A	112,300	1,802,415
Westwood Holdings Group	26,772	1,772,574

		8,676,004

DIVERSIFIED FINANCIAL SERVICES - 0.4%
Waterloo Investment Holdings [1,4]	2,760,000	828,000

INSURANCE - 1.4%
Atlas Financial Holdings [1]	85,600	1,759,080
Blue Capital Reinsurance Holdings	82,000	988,100

		2,747,180

THRIFTS & MORTGAGE FINANCE - 4.1%
Beneficial Bancorp	66,900	1,100,505
Federal Agricultural Mortgage	20,000	1,564,800
Meridian Bancorp	73,600	1,516,160
†PCSB Financial [1]	64,700	1,232,535
†Territorial Bancorp	47,100	1,453,977
Western New England Bancorp	140,900	1,535,810

		8,403,787

Total (Cost $23,156,620)		29,725,872

HEALTH CARE – 7.2%
BIOTECHNOLOGY - 1.6%
BioSpecifics Technologies [1]	24,800	1,074,584
Progenics Pharmaceuticals [1]	180,000	1,071,000
Zealand Pharma [1]	92,300	1,263,430

		3,409,014

HEALTH CARE EQUIPMENT & SUPPLIES - 2.9%
AtriCure [1]	75,700	1,380,768
CryoLife [1]	97,555	1,868,178
Surmodics [1]	42,522	1,190,616
†Tactile Systems Technology [1,5]	53,500	1,550,430

		5,989,992

LIFE SCIENCES TOOLS & SERVICES - 1.4%
Harvard Bioscience [1]	458,279	1,512,321
†NeoGenomics [1,5]	146,200	1,295,332

		2,807,653

PHARMACEUTICALS - 1.3%
Agile Therapeutics [1]	72,582	195,246
BioDelivery Sciences International [1,5]	381,600	1,125,720
Corium International [1,5]	139,564	1,341,210
Synergetics USA (Rights) [1,4]	196,684	0

		2,662,176

Total (Cost $11,231,495)		14,868,835

INDUSTRIALS – 21.3%
AEROSPACE & DEFENSE - 1.4%
Astronics Corporation [1]	30,340	1,258,200

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2017 Annual Report to Shareholders | 51

Schedules of Investments

Royce Micro-Cap Fund (continued)

	SHARES	VALUE

INDUSTRIALS (continued)
AEROSPACE & DEFENSE (continued)
CPI Aerostructures [1]	188,818	$1,689,921

		2,948,121

COMMERCIAL SERVICES & SUPPLIES - 1.9%
Acme United	46,100	1,078,740
Heritage-Crystal Clean [1]	59,974	1,304,434
Viad Corporation	26,100	1,445,940

		3,829,114

CONSTRUCTION & ENGINEERING - 0.9%
Northwest Pipe [1]	91,200	1,745,568

ELECTRICAL EQUIPMENT - 1.7%
American Superconducter [1,5]	188,600	684,618
Encore Wire	37,000	1,800,050
LSI Industries	89,236	613,944
Revolution Lighting Technologies [1,5]	146,000	480,340

		3,578,952

INDUSTRIAL CONGLOMERATES - 0.6%
Raven Industries	37,600	1,291,560

MACHINERY - 8.9%
Alimak Group	96,000	1,497,748
†Exco Technologies	161,900	1,306,019
FreightCar America	86,309	1,474,158
Global Brass and Copper Holdings	43,000	1,423,300
Graham Corporation	64,488	1,349,734
Greenbrier Companies (The)	24,800	1,321,840
Kadant	20,676	2,075,870
Kornit Digital [1,5]	88,700	1,432,505
Lindsay Corporation	19,500	1,719,900
Lydall [1]	29,400	1,492,050
RBC Bearings [1]	11,169	1,411,762
Sun Hydraulics	26,300	1,701,347

		18,206,233

MARINE - 0.8%
Clarkson	41,200	1,590,759

PROFESSIONAL SERVICES - 4.2%
CRA International	28,183	1,266,826
GP Strategies [1]	56,118	1,301,938
Heidrick & Struggles International	68,400	1,679,220
Kforce	63,958	1,614,939
Navigant Consulting [1]	61,900	1,201,479
Resources Connection	106,752	1,649,318

		8,713,720

ROAD & RAIL - 0.9%
Marten Transport	88,055	1,787,517

Total (Cost $29,094,875)		43,691,544

INFORMATION TECHNOLOGY – 18.6%
COMMUNICATIONS EQUIPMENT - 1.0%
†Applied Optoelectronics [1,5]	19,600	741,272
Digi International [1]	42,300	403,965
EMCORE Corporation [1]	143,700	926,865

		2,072,102

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 6.3%
CUI Global [1]	321,474	884,054
ePlus [1]	15,834	1,190,717
Fabrinet [1]	37,749	1,083,396
Mesa Laboratories	9,700	1,205,710
Neonode [1,5]	579,496	430,623
Novanta [1]	27,742	1,387,100
Orbotech [1]	30,600	1,537,344
PC Connection	67,700	1,774,417
Rogers Corporation [1]	10,000	1,619,200
Vishay Precision Group [1]	66,600	1,674,990

		12,787,551

INTERNET SOFTWARE & SERVICES - 0.7%
QuinStreet [1]	179,104	1,500,891

IT SERVICES - 1.2%
Cass Information Systems	26,180	1,523,938
Computer Task Group [1]	194,810	993,531

		2,517,469

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 5.6%
Brooks Automation	44,000	1,049,400
†Everspin Technologies [1,5]	86,300	647,250
Nanometrics [1]	60,700	1,512,644
NeoPhotonics Corporation [1]	211,000	1,388,380
PDF Solutions [1,5]	62,500	981,250
Photronics [1]	163,700	1,395,542
Rudolph Technologies [1]	57,851	1,382,639
Silicon Motion Technology ADR	31,300	1,657,648
Ultra Clean Holdings [1]	64,800	1,496,232

		11,510,985

SOFTWARE - 3.0%
Attunity [1]	201,465	1,406,226
Computer Modelling Group	149,400	1,141,002
QAD Cl. A	59,800	2,323,230
SeaChange International [1]	309,107	1,214,791

		6,085,249

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 0.8%
Intevac [1]	86,200	590,470
Super Micro Computer [1]	51,246	1,072,323

		1,662,793

Total (Cost $30,944,546)		38,137,040

MATERIALS – 5.5%
CHEMICALS - 2.0%
FutureFuel Corporation	81,000	1,141,290
Quaker Chemical	8,660	1,305,841
Trecora Resources [1]	121,400	1,638,900

		4,086,031

CONSTRUCTION MATERIALS - 0.8%
U.S. Concrete [1]	20,300	1,698,095

METALS & MINING - 2.7%
Alamos Gold Cl. A	119,802	780,572
Haynes International	46,530	1,491,287
†Major Drilling Group International [1]	228,400	1,282,819
McEwen Mining	247,704	564,765
Schnitzer Steel Industries Cl. A	42,800	1,433,800

		5,553,243

Total (Cost $9,035,167)		11,337,369

REAL ESTATE – 2.2%
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS) - 0.8%
Community Healthcare Trust	61,500	1,728,150

REAL ESTATE MANAGEMENT & DEVELOPMENT - 1.4%
FRP Holdings [1]	25,375	1,122,844
Marcus & Millichap [1]	51,000	1,663,110

		2,785,954

Total (Cost $3,047,065)		4,514,104

52 | The Royce Funds 2017 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

December 31, 2017

Royce Micro-Cap Fund (continued)

	SHARES	VALUE

TELECOMMUNICATION SERVICES – 0.7%
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.7%
ORBCOMM [1]	136,800	$1,392,624

Total (Cost $863,292)		1,392,624

MISCELLANEOUS[2] – 4.5%

Total (Cost $8,873,992)		9,227,835

TOTAL COMMON STOCKS

(Cost $151,630,039)		195,834,692

REPURCHASE AGREEMENT – 4.7%
Fixed Income Clearing Corporation, 0.20% dated 12/29/17, due 1/2/18, maturity value
$9,677,215 (collateralized by obligations of various U.S. Government Agencies, 1.25% due
10/02/19, valued at $9,871,027)

(Cost $9,677,000)		9,677,000

COLLATERAL RECEIVED FOR SECURITIES LOANED – 2.3%
Money Market Funds
Federated Government Obligations Fund (7 day yield-1.1385%)		4,665,240

TOTAL COLLATERAL RECEIVED FOR SECURITIES LOANED

(Cost $4,665,240)		4,665,240

TOTAL INVESTMENTS – 102.4%

(Cost $165,972,279)		210,176,932

LIABILITIES LESS CASH AND OTHER ASSETS – (2.4)%		(4,965,651)

NET ASSETS – 100.0%		$205,211,281

Royce Micro-Cap Opportunity Fund
Common Stocks – 93.3%
	SHARES	VALUE

CONSUMER DISCRETIONARY – 3.3%
HOUSEHOLD DURABLES - 3.2%
Beazer Homes USA [1]	33,526	$644,035
Dixie Group [1]	27,100	104,335
New Home [1]	60,163	753,842

		1,502,212

LEISURE PRODUCTS - 0.1%
Clarus Corporation [1]	10,000	78,500

Total (Cost $1,107,313)		1,580,712

CONSUMER STAPLES – 2.1%
FOOD PRODUCTS - 2.1%
†Farmer Bros. [1]	16,001	514,432
Landec Corporation [1]	37,028	466,553

Total (Cost $941,962)		980,985

ENERGY – 6.0%
ENERGY EQUIPMENT & SERVICES - 5.3%
Aspen Aerogels [1]	63,008	307,479
Basic Energy Services [1]	35,257	827,482
Helix Energy Solutions Group [1]	30,083	226,826
Newpark Resources [1]	71,000	610,600
†Ranger Energy Services Cl. A [1]	55,979	516,686

		2,489,073

OIL, GAS & CONSUMABLE FUELS - 0.7%
StealthGas [1]	75,000	327,000

Total (Cost $2,607,729)		2,816,073

FINANCIALS – 11.3%
BANKS - 3.1%
Old Line Bancshares	22,022	648,327
State Bank Financial	17,000	507,280
TriState Capital Holdings [1]	12,041	276,943

		1,432,550

CAPITAL MARKETS - 3.0%
†B. Riley Financial	30,028	543,507
†Hamilton Lane Cl. A	25,028	885,741

		1,429,248

INSURANCE - 2.2%
†Heritage Insurance Holdings	41,000	738,820
James River Group Holdings	7,506	300,315

		1,039,135

THRIFTS & MORTGAGE FINANCE - 3.0%
BofI Holding [1]	16,000	478,400
NMI Holdings Cl. A [1]	55,063	936,071

		1,414,471

Total (Cost $3,361,312)		5,315,404

HEALTH CARE – 14.5%
BIOTECHNOLOGY - 2.6%
CareDx [1]	165,031	1,211,328

HEALTH CARE EQUIPMENT & SUPPLIES - 3.6%
Accuray [1]	135,000	580,500
Invuity [1]	94,453	585,608
†SeaSpine Holdings [1]	52,199	528,254

		1,694,362

HEALTH CARE PROVIDERS & SERVICES - 5.9%
†BioScrip [1]	165,000	480,150
Civitas Solutions [1]	29,088	497,405
Cross Country Healthcare [1]	45,071	575,106
Kindred Healthcare	30,000	291,000

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2017 Annual Report to Shareholders | 53

Schedules of Investments

Royce Micro-Cap Opportunity Fund (continued)

	SHARES	VALUE

HEALTH CARE (continued)
HEALTH CARE PROVIDERS & SERVICES (continued)
Surgery Partners [1]	78,000	$943,800

		2,787,461

HEALTH CARE TECHNOLOGY - 1.5%
Castlight Health Cl. B [1]	189,009	708,784

PHARMACEUTICALS - 0.9%
Sucampo Pharmaceuticals Cl. A [1]	24,200	434,390

Total (Cost $6,156,948)		6,836,325

INDUSTRIALS – 21.2%
AEROSPACE & DEFENSE - 3.4%
Ducommun [1]	33,013	939,220
KEYW Holding Corporation [1]	90,045	528,564
Kratos Defense & Security Solutions [1]	15,011	158,967

		1,626,751

AIR FREIGHT & LOGISTICS - 1.1%
Atlas Air Worldwide Holdings [1]	9,000	527,850

BUILDING PRODUCTS - 1.2%
PGT Innovations [1]	35,000	589,750

CONSTRUCTION & ENGINEERING - 3.7%
Ameresco Cl. A [1]	72,549	623,921
Great Lakes Dredge & Dock [1]	72,500	391,500
Layne Christensen [1]	57,000	715,350

		1,730,771

ELECTRICAL EQUIPMENT - 1.3%
General Cable	18,000	532,800
Power Solutions International [1,3]	10,088	75,660

		608,460

MACHINERY - 7.2%
Commercial Vehicle Group [1]	99,024	1,058,567
FreightCar America	22,530	384,813
Gencor Industries [1]	46,056	762,227
†Park-Ohio Holdings	9,552	438,914
Spartan Motors	47,531	748,613

		3,393,134

MARINE - 0.8%
Diana Shipping [1]	87,500	356,125

PROFESSIONAL SERVICES - 0.9%
†GP Strategies [1]	18,032	418,342

ROAD & RAIL - 1.6%
Celadon Group	115,000	736,000

Total (Cost $7,209,943)		9,987,183

INFORMATION TECHNOLOGY – 19.0%
COMMUNICATIONS EQUIPMENT - 5.4%
Aerohive Networks [1]	86,400	503,712
Comtech Telecommunications	24,915	551,120
EMCORE Corporation [1]	24,798	159,947
†Quantenna Communications [1]	51,000	622,200
†Ribbon Communications [1]	91,900	710,387

		2,547,366

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 1.5%
KEMET Corporation [1]	47,582	716,585

INTERNET SOFTWARE & SERVICES - 3.7%
Amber Road [1]	95,646	702,042
†eGain Corporation [1]	95,174	499,664
Limelight Networks [1]	50,066	220,791
Telaria [1]	74,983	302,181

		1,724,678

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 5.8%
Alpha & Omega Semiconductor [1]	38,631	632,003
AXT [1]	40,023	348,200
FormFactor [1]	17,040	266,676
Ichor Holdings [1]	21,075	518,445
Kopin Corporation [1]	90,055	288,176
NeoPhotonics Corporation [1]	40,000	263,200
Rudolph Technologies [1]	18,003	430,272

		2,746,972

SOFTWARE - 2.2%
A10 Networks [1]	22,597	174,449
Bottomline Technologies [1]	9,064	314,340
Datawatch Corporation [1]	55,003	522,528

		1,011,317

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 0.4%
Intevac [1]	28,603	195,930

Total (Cost $6,433,868)		8,942,848

MATERIALS – 9.7%
CHEMICALS - 4.4%
Intrepid Potash [1]	160,349	763,261
Kraton Corporation [1]	11,576	557,616
Schulman (A.)	19,668	732,633

		2,053,510

CONSTRUCTION MATERIALS - 2.2%
†Forterra [1]	95,000	1,054,500

METALS & MINING - 2.4%
Haynes International	11,349	363,735
Universal Stainless & Alloy Products [1]	35,080	751,414

		1,115,149

PAPER & FOREST PRODUCTS - 0.7%
Boise Cascade	8,500	339,150

Total (Cost $2,823,349)		4,562,309

REAL ESTATE – 0.8%
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS) - 0.8%
†Armada Hoffler Properties	26,000	403,780

Total (Cost $340,245)		403,780

TELECOMMUNICATION SERVICES – 0.8%
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.8%
†Ooma [1]	30,000	358,500

Total (Cost $282,617)		358,500

MISCELLANEOUS[2] – 4.6%

Total (Cost $2,182,787)		2,162,228

TOTAL COMMON STOCKS

(Cost $33,448,073)		43,946,347

54 | The Royce Funds 2017 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

December 31, 2017

Royce Micro-Cap Opportunity Fund (continued)
VALUE

REPURCHASE AGREEMENT – 8.1%
Fixed Income Clearing Corporation, 0.20% dated 12/29/17, due 1/2/18, maturity value
$3,825,085 (collateralized by obligations of various U.S. Government Agencies, 1.625%
due 4/30/19, valued at $3,902,341)

(Cost $3,825,000)	$3,825,000

TOTAL INVESTMENTS – 101.4%

(Cost $37,273,073)	47,771,347

LIABILITIES LESS CASH AND OTHER ASSETS – (1.4)%	(649,420)

NET ASSETS – 100.0%	$47,121,927

Royce Opportunity Fund
Common Stocks – 94.3%
	SHARES	VALUE

CONSUMER DISCRETIONARY – 15.8%
AUTO COMPONENTS - 4.2%
American Axle & Manufacturing Holdings [1,5]	614,845	$10,470,810
Cooper Tire & Rubber	264,600	9,353,610
Dana	506,136	16,201,413
†Modine Manufacturing [1]	509,900	10,299,980
Tower International	507,761	15,512,099
VOXX International Cl. A [1]	1,052,278	5,892,757

		67,730,669

DIVERSIFIED CONSUMER SERVICES - 0.8%
Houghton Mifflin Harcourt [1]	821,000	7,635,300
K12 [1]	330,500	5,254,950

		12,890,250

HOTELS, RESTAURANTS & LEISURE - 1.1%
Belmond Cl. A [1]	554,419	6,791,633
Carrols Restaurant Group [1]	344,005	4,179,661
†Del Taco Restaurants [1]	261,000	3,163,320
†El Pollo Loco Holdings [1]	25,384	251,301
Jamba [1,5]	388,725	3,133,123

		17,519,038

HOUSEHOLD DURABLES - 2.7%
Beazer Homes USA [1]	317,894	6,106,744
Dixie Group [1,6]	849,935	3,272,250
Ethan Allen Interiors	103,499	2,960,072
Libbey	611,920	4,601,638
M.D.C. Holdings	269,342	8,586,623
M/I Homes [1]	227,900	7,839,760
TRI Pointe Group [1,5]	242,672	4,348,682
William Lyon Homes Cl. A [1]	175,041	5,090,192

		42,805,961

INTERNET & DIRECT MARKETING RETAIL - 0.0%
EVINE Live [1]	248,643	348,100

LEISURE PRODUCTS - 0.2%
Clarus Corporation [1]	427,282	3,354,164

MEDIA - 0.5%
Entravision Communications Cl. A	328,400	2,348,060
McClatchy Company (The) Cl. A [1,5]	304,605	2,720,123
New York Times Cl. A	175,099	3,239,331

		8,307,514

MULTILINE RETAIL - 0.3%
Fred’s Cl. A [5]	426,469	1,727,199
J.C. Penney Company [1,5]	1,216,041	3,842,690

		5,569,889

SPECIALTY RETAIL - 4.2%
American Eagle Outfitters	449,000	8,441,200
Ascena Retail Group [1,5]	1,016,668	2,389,170
Barnes & Noble	867,291	5,810,850
bebe stores [1,3,5]	191,834	719,377
Caleres	135,039	4,521,106
Chico’s FAS	181,900	1,604,358
Conn’s [1,5]	126,536	4,498,355
DSW Cl. A	401,300	8,591,833
Genesco [1]	233,300	7,582,250
Guess?	435,800	7,356,304
MarineMax [1,5]	149,400	2,823,660
Rent-A-Center	320,118	3,553,310
†Sally Beauty Holdings [1,5]	388,400	7,286,384
Sears Hometown and Outlet Stores [1,5]	319,285	830,141
Stage Stores	964,846	1,620,941

		67,629,239

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2017 Annual Report to Shareholders | 55

.

Schedules of Investments

Royce Opportunity Fund (continued)
	SHARES	VALUE

CONSUMER DISCRETIONARY (continued)
TEXTILES, APPAREL & LUXURY GOODS - 1.8%
†Fossil Group [1,5]	204,400	$1,588,188
Perry Ellis International [1]	204,200	5,113,168
Skechers U.S.A. Cl. A [1,5]	338,264	12,799,910
Unifi [1]	232,467	8,338,591
Vince Holding [1,5]	160,799	995,346

		28,835,203

Total (Cost $223,460,686)		254,990,027

CONSUMER STAPLES – 1.6%
FOOD & STAPLES RETAILING - 1.0%
Natural Grocers by Vitamin Cottage [1]	317,368	2,834,096
SUPERVALU [1,5]	398,128	8,599,565
United Natural Foods [1,5]	94,800	4,670,796

		16,104,457

FOOD PRODUCTS - 0.6%
Landec Corporation [1]	534,483	6,734,486
SunOpta [1]	312,752	2,423,828

		9,158,314

Total (Cost $24,267,506)		25,262,771

ENERGY – 6.1%
ENERGY EQUIPMENT & SERVICES - 3.0%
Aspen Aerogels [1]	332,691	1,623,532
Basic Energy Services [1]	449,915	10,559,505
Independence Contract Drilling [1,5]	665,600	2,649,088
Matrix Service [1]	517,104	9,204,451
Newpark Resources [1]	1,233,531	10,608,367
Patterson-UTI Energy	347,000	7,984,470
U.S. Silica Holdings	152,000	4,949,120
Willbros Group [1]	612,109	869,195

		48,447,728

OIL, GAS & CONSUMABLE FUELS - 3.1%
Ardmore Shipping [1]	641,500	5,132,000
Bill Barrett [1,5]	528,800	2,712,744
Dorian LPG [1,5]	802,012	6,592,539
Gener8 Maritime [1,5]	597,363	3,954,543
Matador Resources [1]	264,400	8,230,772
Pengrowth Energy [1]	1,932,900	1,535,882
Scorpio Tankers	915,726	2,792,964
StealthGas [1]	1,062,221	4,631,284
Stone Energy [1]	293,269	9,431,531
†Whiting Petroleum [1,5]	192,500	5,097,400

		50,111,659

Total (Cost $109,502,797)		98,559,387

FINANCIALS – 5.9%
BANKS - 2.6%
Boston Private Financial Holdings	457,562	7,069,333
CenterState Bank	265,141	6,822,078
Guaranty Bancorp	167,560	4,633,034
Hilltop Holdings	76,900	1,947,877
Southern National Bancorp of Virginia	197,015	3,158,150
State Bank Financial	400,059	11,937,761
Umpqua Holdings	312,600	6,502,080

		42,070,313

CONSUMER FINANCE - 0.8%
Enova International [1]	869,895	13,222,404

INSURANCE - 1.2%
Aspen Insurance Holdings	154,800	6,284,880
Heritage Insurance Holdings	251,500	4,532,030
MBIA [1]	1,111,176	8,133,808

		18,950,718

INVESTMENT COMPANIES - 0.2%
BlackRock Resources & Commodities Strategy
Trust	239,900	2,343,823

THRIFTS & MORTGAGE FINANCE - 1.1%
BofI Holding [1,5]	78,600	2,350,140
MGIC Investment [1,5]	352,885	4,979,207
Radian Group	392,400	8,087,364
Walker & Dunlop [1]	50,337	2,391,008

		17,807,719

Total (Cost $65,974,256)		94,394,977

HEALTH CARE – 6.1%
HEALTH CARE EQUIPMENT & SUPPLIES - 2.3%
Accuray [1,5]	774,500	3,330,350
Analogic Corporation	114,638	9,600,932
AngioDynamics [1]	541,541	9,005,827
Invacare Corporation	760,907	12,821,283
RTI Surgical [1]	376,655	1,544,286

		36,302,678

HEALTH CARE PROVIDERS & SERVICES - 2.4%
†Acadia Healthcare Company [1,5]	101,700	3,318,471
Aceto Corporation	511,100	5,279,663
BioScrip [1,5]	777,700	2,263,107
Brookdale Senior Living [1]	557,160	5,404,452
Community Health Systems [1]	771,300	3,285,738
Cross Country Healthcare [1]	371,472	4,739,983
Kindred Healthcare [5]	194,850	1,890,045
Owens & Minor	376,600	7,110,208
†Surgery Partners [1,5]	485,683	5,876,764

		39,168,431

HEALTH CARE TECHNOLOGY - 0.7%
Allscripts Healthcare Solutions [1]	776,736	11,301,509

PHARMACEUTICALS - 0.7%
Mallinckrodt [1,5]	210,000	4,737,600
Sucampo Pharmaceuticals Cl. A [1,5]	345,770	6,206,571

		10,944,171

Total (Cost $95,246,658)		97,716,789

INDUSTRIALS – 24.3%
AEROSPACE & DEFENSE - 2.9%
Aerojet Rocketdyne Holdings [1,5]	387,740	12,097,488
Engility Holdings [1]	265,747	7,539,242
KEYW Holding Corporation [1]	828,357	4,862,456
†KLX [1,5]	77,900	5,316,675
Kratos Defense & Security Solutions [1]	881,566	9,335,784
Wesco Aircraft Holdings [1]	1,014,229	7,505,295

		46,656,940

AIR FREIGHT & LOGISTICS - 0.7%
Atlas Air Worldwide Holdings [1,5]	186,500	10,938,225

BUILDING PRODUCTS - 3.3%
Builders FirstSource [1]	200,294	4,364,406
Griffon Corporation	427,300	8,695,555
Insteel Industries	214,568	6,076,566
NCI Building Systems [1]	455,800	8,796,940
PGT Innovations [1]	682,983	11,508,264
Ply Gem Holdings [1]	302,592	5,597,952

56 | The Royce Funds 2017 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

December 31, 2017

Royce Opportunity Fund (continued)

	SHARES	VALUE

INDUSTRIALS (continued)
BUILDING PRODUCTS (continued)
Quanex Building Products	342,486	$8,014,172

		53,053,855

COMMERCIAL SERVICES & SUPPLIES - 1.8%
Herman Miller	259,279	10,384,124
Interface	257,364	6,472,705
Steelcase Cl. A	426,742	6,486,478
Team [1]	405,855	6,047,239

		29,390,546

CONSTRUCTION & ENGINEERING - 2.2%
Aegion Corporation [1]	413,536	10,516,220
Great Lakes Dredge & Dock [1,5]	479,400	2,588,760
Layne Christensen [1]	984,712	12,358,136
Northwest Pipe [1,6]	489,326	9,365,700

		34,828,816

ELECTRICAL EQUIPMENT -1.3%
†Babcock & Wilcox Enterprises [1,5]	306,200	1,739,216
Encore Wire	149,206	7,258,872
General Cable	287,774	8,518,110
Power Solutions International [1,3]	204,505	1,533,787
Revolution Lighting Technologies [1,5]	582,223	1,915,514

		20,965,499

MACHINERY - 9.0%
Astec Industries	186,461	10,907,968
Commercial Vehicle Group [1]	981,114	10,488,109
DMC Global	370,162	9,272,558
Federal Signal	298,532	5,997,508
FreightCar America	406,720	6,946,777
Hardinge	568,297	9,899,734
Hurco Companies	202,073	8,527,481
Hyster-Yale Materials Handling Cl. A	130,674	11,128,198
Meritor [1]	568,132	13,328,377
Mueller Industries	390,521	13,836,159
Mueller Water Products Cl. A	1,024,476	12,836,684
NN	348,507	9,618,793
Spartan Motors	591,405	9,314,629
Westport Fuel Systems [1]	3,496,690	13,147,554

		145,250,529

MARINE - 0.6%
Diana Shipping [1]	674,280	2,744,319
Navios Maritime Holdings [1]	1,166,749	1,400,099
Scorpio Bulkers	636,890	4,712,986

		8,857,404

PROFESSIONAL SERVICES - 0.1%
Korn/Ferry International	48,800	2,019,344

ROAD & RAIL - 0.4%
Celadon Group	123,200	788,480
Hertz Global Holdings [1]	286,900	6,340,490

		7,128,970

TRADING COMPANIES & DISTRIBUTORS - 2.0%
Herc Holdings [1,5]	192,766	12,069,079
†Textainer Group Holdings [1,5]	462,000	9,933,000
Univar [1,5]	336,039	10,403,768

		32,405,847

Total (Cost $261,134,841)		391,495,975

INFORMATION TECHNOLOGY – 20.7%
COMMUNICATIONS EQUIPMENT - 3.8%
ARRIS International [1]	373,560	9,596,756
Aviat Networks [1]	229,729	3,484,989
Ciena Corporation [1,5]	535,917	11,216,743
Comtech Telecommunications	742,652	16,427,462
EMCORE Corporation [1]	552,213	3,561,774
Extreme Networks [1]	430,256	5,386,805
Finisar Corporation [1,5]	269,000	5,474,150
Harmonic [1]	635,119	2,667,500
Oclaro [1]	311,475	2,099,342
Westell Technologies Cl. A [1]	343,003	1,286,261

		61,201,782

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 6.5%
Benchmark Electronics [1]	170,900	4,973,190
Daktronics	270,925	2,473,545
Echelon Corporation [1,6]	230,152	1,298,057
†Fabrinet [1]	394,589	11,324,704
Frequency Electronics [1]	227,479	2,129,204
Identiv [1]	666,497	2,226,100
II-VI [1]	204,278	9,590,852
KEMET Corporation [1]	762,784	11,487,527
Knowles Corporation [1,5]	572,077	8,386,649
Maxwell Technologies [1]	802,942	4,624,946
Park Electrochemical	203,034	3,989,618
PCM [1]	224,781	2,225,332
Perceptron [1]	413,026	4,027,004
Sanmina Corporation [1]	254,823	8,409,159
SigmaTron International [1,6]	282,757	2,867,156
TTM Technologies [1]	565,825	8,866,478
Vishay Intertechnology	586,023	12,159,977
Vishay Precision Group [1]	131,542	3,308,281

		104,367,779

INTERNET SOFTWARE & SERVICES - 1.5%
Amber Road [1]	287,271	2,108,569
Blucora [1]	357,340	7,897,214
Leaf Group [1]	508,857	5,037,684
Limelight Networks [1]	266,964	1,177,311
Marin Software [1]	129,218	1,421,398
QuinStreet [1]	351,764	2,947,782
Telaria [1]	907,382	3,656,750

		24,246,708

IT SERVICES - 0.8%
Computer Task Group [1]	493,747	2,518,110
Perficient [1]	135,203	2,578,321
Unisys Corporation [1]	955,471	7,787,089
Virtusa Corporation [1]	20,200	890,416

		13,773,936

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 6.5%
Alpha & Omega Semiconductor [1]	428,494	7,010,162
Amtech Systems [1]	340,550	3,429,339
AXT [1]	379,021	3,297,483
Brooks Automation	90,764	2,164,721
Cohu	134,001	2,941,322
Cree [1,5]	354,614	13,170,364
†CyberOptics Corporation [1,5]	213,218	3,198,270
Cypress Semiconductor	764,900	11,657,076
FormFactor [1]	245,738	3,845,800
Kopin Corporation [1]	1,105,122	3,536,390
Kulicke & Soffa Industries [1]	536,888	13,065,170
MaxLinear [1]	329,222	8,698,045
Microsemi Corporation [1]	258,854	13,369,809
Nanometrics [1]	161,302	4,019,646

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2017 Annual Report to Shareholders | 57

Schedules of Investments

Royce Opportunity Fund (continued)

	SHARES	VALUE

INFORMATION TECHNOLOGY (continued)
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (continued)
NeoPhotonics Corporation [1,5]	910,126	$5,988,629
Rudolph Technologies [1]	138,399	3,307,736
Ultra Clean Holdings [1]	51,138	1,180,776

		103,880,738

SOFTWARE - 0.2%
A10 Networks [1]	422,775	3,263,823

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 1.4%
Avid Technology [1]	525,198	2,830,817
Cray [1,5]	300,292	7,267,066
Intevac [1]	611,077	4,185,878
†Stratasys [1,5]	264,146	5,272,354
3D Systems [1,5]	288,000	2,488,320

		22,044,435

Total (Cost $259,058,273)		332,779,201

MATERIALS – 8.6%
CHEMICALS - 1.8%
Ferro Corporation [1]	536,611	12,658,653
Kraton Corporation [1]	124,818	6,012,483
Schulman (A.)	269,819	10,050,758

		28,721,894

CONSTRUCTION MATERIALS - 0.4%
†Forterra [1,5]	538,800	5,980,680

METALS & MINING - 6.0%
AK Steel Holding Corporation [1,5]	1,112,200	6,295,052
Allegheny Technologies [1,5]	667,522	16,113,981
Carpenter Technology	319,141	16,273,000
Century Aluminum [1]	423,703	8,321,527
Coeur Mining [1]	454,400	3,408,000
Commercial Metals	616,061	13,134,421
Constellium Cl. A [1]	231,300	2,578,995
Haynes International	298,750	9,574,937
Noranda Aluminum Holding Corporation 1,3,[6]	593,726	7,718
Synalloy Corporation	407,939	5,466,383
TimkenSteel Corporation [1,5]	737,705	11,205,739
Universal Stainless & Alloy Products [1,5]	196,632	4,211,857

		96,591,610

PAPER & FOREST PRODUCTS - 0.4%
Louisiana-Pacific Corporation [1]	256,409	6,733,301

Total (Cost $90,386,609)		138,027,485

REAL ESTATE – 0.3%
REAL ESTATE MANAGEMENT & DEVELOPMENT - 0.3%
Tejon Ranch [1]	230,610	4,787,464

Total (Cost $5,396,672)		4,787,464

TELECOMMUNICATION SERVICES – 0.7%
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.7%
Iridium Communications [1,5]	698,313	8,240,094
†Windstream Holdings [5]	1,402,904	2,595,372

Total (Cost $12,915,521)		10,835,466

UTILITIES – 0.2%
WATER UTILITIES - 0.2%
Pure Cycle [1]	388,890	3,247,231
Total (Cost $1,625,560)		3,247,231

MISCELLANEOUS[2] – 4.0%

Total (Cost $58,473,133)		64,460,000

TOTAL COMMON STOCKS

(Cost $1,207,442,512)		1,516,556,773

REPURCHASE AGREEMENT – 5.9%
Fixed Income Clearing Corporation, 0.20% dated 12/29/17, due 1/2/18, maturity value
$95,791,129 (collateralized by obligations of various U.S. Government Agencies, 1.75%-
3.125% due 5/15/19-5/30/19, valued at $97,709,430)

(Cost $95,789,000)		95,789,000

COLLATERAL RECEIVED FOR SECURITIES LOANED – 1.9%
Money Market Funds
Federated Government Obligations Fund (7 day yield-1.1385%)		30,458,149

TOTAL COLLATERAL RECEIVED FOR SECURITIES LOANED

(Cost $30,458,149)		30,458,149

TOTAL INVESTMENTS – 102.1%

(Cost $1,333,689,661)		1,642,803,922

LIABILITIES LESS CASH AND OTHER ASSETS – (2.1)%		(33,879,762)

NET ASSETS – 100.0%		$1,608,924,160

58 | The Royce Funds 2017 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

December 31, 2017

Royce Pennsylvania Mutual Fund
Common Stocks – 99.2%
	SHARES	VALUE

CONSUMER DISCRETIONARY – 9.2%
AUTO COMPONENTS - 2.4%
Cooper Tire & Rubber	47,438	$1,676,933
Dorman Products [1]	103,506	6,328,357
†Fox Factory Holding [1,5]	40,494	1,573,192
Gentex Corporation	484,731	10,155,114
LCI Industries	111,545	14,500,850
Motorcar Parts of America [1,5]	67,193	1,679,153
Standard Motor Products	82,148	3,689,267
STRATTEC SECURITY	165,787	7,220,024
Superior Industries International	289,293	4,296,001

		51,118,891

AUTOMOBILES - 1.0%
Thor Industries	36,682	5,528,711
Winnebago Industries	285,674	15,883,474

		21,412,185

DISTRIBUTORS - 1.1%
Core-Mark Holding Company	296,243	9,355,354
Weyco Group	452,260	13,441,167

		22,796,521

HOTELS, RESTAURANTS & LEISURE - 0.2%
Lindblad Expeditions Holdings [1]	332,116	3,251,416

HOUSEHOLD DURABLES - 1.5%
AV Homes [1]	53,528	891,241
Bassett Furniture Industries	41,555	1,562,468
Ethan Allen Interiors	510,494	14,600,129
Flexsteel Industries	81,977	3,834,884
La-Z-Boy	109,947	3,430,346
PICO Holdings	552,191	7,068,045

		31,387,113

LEISURE PRODUCTS - 0.3%
American Outdoor Brands [1,5]	61,523	789,955
MCBC Holdings [1]	131,384	2,919,353
Nautilus [1]	119,459	1,594,778

		5,304,086

MEDIA - 0.4%
E.W. Scripps Company Cl. A [1]	109,462	1,710,891
†Liberty Global LiLAC Group Cl. C [1,5]	96,651	1,922,388
Saga Communications Cl. A	122,133	4,940,280

		8,573,559

SPECIALTY RETAIL - 2.0%
American Eagle Outfitters	252,707	4,750,892
America’s Car-Mart [1]	268,864	12,004,778
AutoCanada	180,501	3,251,028
Barnes & Noble	77,048	516,222
Caleres	166,752	5,582,857
DSW Cl. A	228,022	4,881,951
Hibbett Sports [1,5]	13,796	281,438
Kirkland’s [1]	28,670	343,037
Monro	97,376	5,545,563
Shoe Carnival	211,714	5,663,349

		42,821,115

TEXTILES, APPAREL & LUXURY GOODS - 0.3%
Movado Group	114,675	3,692,535
Steven Madden [1]	60,169	2,809,892

		6,502,427

Total (Cost $115,791,691)		193,167,313

CONSUMER STAPLES – 1.7%
FOOD & STAPLES RETAILING - 0.2%
Village Super Market Cl. A	192,005	4,402,675

FOOD PRODUCTS - 1.0%
Cal-Maine Foods [1]	117,928	5,241,900
Farmer Bros. [1]	42,805	1,376,181
Industrias Bachoco ADR	62,525	3,582,682
John B. Sanfilippo & Son	17,291	1,093,656
Lancaster Colony	21,072	2,722,713
Sanderson Farms	4,574	634,780
Seneca Foods Cl. A [1]	96,264	2,960,118
Seneca Foods Cl. B [1]	6,448	219,232
Tootsie Roll Industries	75,758	2,757,591

		20,588,853

PERSONAL PRODUCTS - 0.5%
Inter Parfums	273,741	11,894,046

Total (Cost $25,329,217)		36,885,574

ENERGY – 4.0%
ENERGY EQUIPMENT & SERVICES - 3.6%
Era Group [1]	371,663	3,995,377
Forum Energy Technologies [1,5]	94,668	1,472,087
Frank’s International	199,342	1,325,624
Helmerich & Payne	67,907	4,389,509
†Mammoth Energy Services [1,5]	55,547	1,090,388
Newpark Resources [1]	88,696	762,786
Oil States International [1,5]	73,355	2,075,947
Pason Systems	1,082,368	15,662,907
RPC	238,412	6,086,658
SEACOR Holdings	243,251	11,243,061
†SEACOR Marine Holdings [1,5]	541,170	6,331,689
TGS-NOPEC Geophysical	687,420	16,260,839
Unit Corporation [1]	257,114	5,656,508

		76,353,380

OIL, GAS & CONSUMABLE FUELS - 0.4%
Centennial Resource Development Cl. A [1]	11,240	222,552
San Juan Basin Royalty Trust	185,484	1,528,388
World Fuel Services	252,170	7,096,064

		8,847,004

Total (Cost $67,485,268)		85,200,384

FINANCIALS – 13.6%
BANKS - 4.1%
Ames National	22,785	634,562
Blue Hills Bancorp	86,536	1,739,374
BOK Financial	134,423	12,409,931
Camden National	105,043	4,425,462
City Holding Company	43,223	2,916,256
CNB Financial	168,620	4,424,589
Codorus Valley Bancorp	25,661	706,447
†FCB Financial Holdings Cl. A [1]	21,413	1,087,780
First Citizens BancShares Cl. A	70,666	28,478,398
Landmark Bancorp	16,653	482,937
MidWestOne Financial Group	129,543	4,343,577
National Bankshares	82,603	3,754,306
Northrim BanCorp	89,688	3,035,939
Popular	210,179	7,459,253
Unity Bancorp	38,365	757,709
Webster Financial	171,838	9,650,422

		86,306,942

CAPITAL MARKETS - 6.1%
Ares Management L.P.	315,131	6,302,620
Artisan Partners Asset Management Cl. A	194,975	7,701,513

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2017 Annual Report to Shareholders | 59

Schedules of Investments

Royce Pennsylvania Mutual Fund (continued)

	SHARES	VALUE

FINANCIALS (continued)
CAPITAL MARKETS (continued)
Bolsa Mexicana de Valores	3,251,106	$5,590,332
Cohen & Steers	43,004	2,033,659
Diamond Hill Investment Group	54,202	11,201,385
Federated Investors Cl. B	277,478	10,011,406
Greenhill & Co.	11,109	216,626
Houlihan Lokey Cl. A	166,069	7,544,515
Lazard Cl. A	101,541	5,330,902
Moelis & Company Cl. A	101,084	4,902,574
Morningstar	91,937	8,915,131
Reinet Investments	213,721	4,410,647
Reinet Investments DR	116,469	2,579,309
Rothschild & Co	262,069	9,592,040
SEI Investments	247,868	17,811,794
Sprott	2,408,853	4,675,896
Virtu Financial Cl. A	308,226	5,640,536
Westwood Holdings Group	208,481	13,803,527

		128,264,412

INSURANCE - 2.0%
Alleghany Corporation [1]	1,066	635,432
E-L Financial	35,657	23,113,508
MBIA [1,5]	763,928	5,591,953
ProAssurance Corporation	26,878	1,536,078
Reinsurance Group of America	24,829	3,871,586
RLI Corp.	127,925	7,759,931

		42,508,488

INVESTMENT COMPANIES - 0.0%
RIT Capital Partners	36,949	977,301

THRIFTS & MORTGAGE FINANCE - 1.4%
BofI Holding [1,5]	180,347	5,392,375
Genworth MI Canada	528,469	18,288,307
Southern Missouri Bancorp	9,944	373,795
Timberland Bancorp	37,538	996,634
TrustCo Bank Corp. NY	539,304	4,961,597

		30,012,708

Total (Cost $196,073,765)		288,069,851

HEALTH CARE – 9.5%
BIOTECHNOLOGY - 0.3%
†Eagle Pharmaceuticals [1,5]	23,703	1,266,214
†Flexion Therapeutics [1]	44,795	1,121,667
Progenics Pharmaceuticals [1]	205,882	1,224,998
Zealand Pharma [1,5]	162,272	2,221,229

		5,834,108

HEALTH CARE EQUIPMENT & SUPPLIES - 3.4%
Analogic Corporation	135,462	11,344,942
Atrion Corporation	8,512	5,367,667
CryoLife [1]	69,794	1,336,555
Hill-Rom Holdings	46,945	3,956,994
ICU Medical [1,5]	42,468	9,173,088
Masimo Corporation [1]	66,837	5,667,778
Merit Medical Systems [1]	562,445	24,297,624
Neogen Corporation [1,5]	107,536	8,840,535
†Varex Imaging [1,5]	73,858	2,966,876

		72,952,059

HEALTH CARE PROVIDERS & SERVICES - 2.1%
†AAC Holdings [1,5]	89,593	806,337
AMN Healthcare Services [1,5]	155,366	7,651,775
Ensign Group (The)	93,995	2,086,689
†HealthEquity [1]	69,166	3,227,286
HealthSouth Corporation	164,591	8,132,441
LHC Group [1]	13,439	823,139
†Tivity Health [1,5]	80,811	2,953,642
U.S. Physical Therapy	260,263	18,790,989

		44,472,298

HEALTH CARE TECHNOLOGY - 1.4%
†athenahealth [1]	111,005	14,768,105
Medidata Solutions [1,5]	219,371	13,901,540

		28,669,645

LIFE SCIENCES TOOLS & SERVICES - 2.3%
Bio-Rad Laboratories Cl. A [1]	43,556	10,395,510
Bio-Techne	186,263	24,130,372
ICON [1]	123,636	13,865,777

		48,391,659

Total (Cost $118,079,584)		200,319,769

INDUSTRIALS – 27.6%
AEROSPACE & DEFENSE - 1.8%
HEICO Corporation	214,483	20,236,471
HEICO Corporation Cl. A	106,781	8,441,038
Teledyne Technologies [1,5]	55,604	10,072,665

		38,750,174

AIR FREIGHT & LOGISTICS - 0.8%
Forward Air	193,264	11,101,084
Hub Group Cl. A [1]	128,360	6,148,444

		17,249,528

AIRLINES - 0.5%
Spirit Airlines [1,5]	205,567	9,219,680

BUILDING PRODUCTS - 0.9%
American Woodmark [1]	38,766	5,049,271
Apogee Enterprises	175,835	8,040,935
Gibraltar Industries [1]	109,673	3,619,209
NCI Building Systems [1]	131,494	2,537,834

		19,247,249

COMMERCIAL SERVICES & SUPPLIES - 2.7%
Copart [1,5]	338,602	14,624,220
Healthcare Services Group	185,032	9,754,887
Heritage-Crystal Clean [1]	212,473	4,621,288
Herman Miller	117,667	4,712,563
Kimball International Cl. B	373,611	6,975,317
Mobile Mini	167,318	5,772,471
Ritchie Bros. Auctioneers	40,204	1,203,306
Steelcase Cl. A	114,180	1,735,536
Team [1]	166,713	2,484,024
UniFirst Corporation	22,281	3,674,137
Viad Corporation	11,380	630,452

		56,188,201

CONSTRUCTION & ENGINEERING - 1.9%
Comfort Systems USA	72,949	3,184,224
Jacobs Engineering Group	48,381	3,191,211
KBR	469,936	9,318,831
Valmont Industries	141,871	23,529,305

		39,223,571

ELECTRICAL EQUIPMENT - 1.6%
Encore Wire	163,430	7,950,870
EnerSys	102,794	7,157,546
Preformed Line Products [6]	260,064	18,477,547

		33,585,963

60 | The Royce Funds 2017 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

December 31, 2017

Royce Pennsylvania Mutual Fund (continued)
	SHARES	VALUE

INDUSTRIALS (continued)
INDUSTRIAL CONGLOMERATES - 1.1%
Raven Industries	696,975	$23,941,091

MACHINERY - 10.8%
Alamo Group	13,820	1,559,863
CIRCOR International	374,979	18,253,978
Colfax Corporation [1]	66,785	2,646,022
Federal Signal	71,738	1,441,216
Franklin Electric	263,394	12,089,785
Graco	304,377	13,763,928
Graham Corporation	29,566	618,816
Greenbrier Companies (The)	108,874	5,802,984
John Bean Technologies	203,416	22,538,493
Kadant	95,756	9,613,902
Lincoln Electric Holdings	131,470	12,040,023
Lindsay Corporation	109,613	9,667,867
Lydall [1]	70,993	3,602,895
Miller Industries	209,541	5,406,158
Mueller Water Products Cl. A	73,913	926,130
Nordson Corporation	80,462	11,779,637
Proto Labs [1,5]	12,639	1,301,817
RBC Bearings [1]	92,032	11,632,845
Sun Hydraulics	659,812	42,683,238
Tennant Company	395,727	28,749,566
Wabash National	524,555	11,382,843

		227,502,006

MARINE - 0.7%
Clarkson	248,797	9,606,218
Kirby Corporation [1]	80,729	5,392,697

		14,998,915

PROFESSIONAL SERVICES - 1.7%
Exponent	126,143	8,968,767
GP Strategies [1]	40,225	933,220
Heidrick & Struggles International	222,970	5,473,914
Korn/Ferry International	86,052	3,560,832
ManpowerGroup	89,194	11,248,255
Resources Connection	49,991	772,361
Robert Half International	54,935	3,051,090
TrueBlue [1]	93,310	2,566,025

		36,574,464

ROAD & RAIL - 2.0%
Landstar System	214,177	22,295,826
Marten Transport	57,638	1,170,051
Old Dominion Freight Line	10,830	1,424,686
Saia [1]	53,545	3,788,309
Universal Logistics Holdings	525,440	12,479,200
Werner Enterprises	26,631	1,029,288

		42,187,360

TRADING COMPANIES & DISTRIBUTORS - 1.1%
Air Lease Cl. A	62,173	2,989,900
Applied Industrial Technologies	145,391	9,901,127
MSC Industrial Direct Cl. A	39,558	3,823,676
Richelieu Hardware	262,325	7,156,026

		23,870,729

Total (Cost $279,233,208)		582,538,931

INFORMATION TECHNOLOGY – 19.5%
COMMUNICATIONS EQUIPMENT - 0.5%
ADTRAN	55,547	1,074,835
Digi International [1]	317,642	3,033,481
NETGEAR [1,5]	62,497	3,671,699
NetScout Systems [1]	101,071	3,077,612
TESSCO Technologies	15,409	310,491

		11,168,118

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 10.4%
Badger Meter	407,668	19,486,530
Benchmark Electronics [1]	137,464	4,000,202
Celestica [1]	1,040,186	10,901,149
Cognex Corporation	204,847	12,528,443
Coherent [1]	52,776	14,894,443
Dolby Laboratories Cl. A	110,828	6,871,336
ePlus [1]	7,168	539,034
Fabrinet [1]	407,181	11,686,095
FARO Technologies [1]	339,366	15,950,202
FLIR Systems	823,762	38,403,784
HollySys Automation Technologies	76,780	1,709,891
Insight Enterprises [1]	161,458	6,182,227
IPG Photonics [1]	63,748	13,650,359
†LightPath Technologies CI. A [1,5]	275,584	611,796
Mesa Laboratories	26,910	3,344,913
Methode Electronics	142,037	5,695,684
MTS Systems	61,616	3,308,779
National Instruments	377,171	15,701,629
Orbotech [1]	97,445	4,895,637
PC Connection	325,237	8,524,462
Plexus Corporation [1]	106,052	6,439,477
Richardson Electronics	141,153	951,371
Sanmina Corporation [1]	123,150	4,063,950
Vishay Intertechnology	466,567	9,681,265

		220,022,658

INTERNET SOFTWARE & SERVICES - 1.0%
†Benefitfocus [1,5]	95,198	2,570,346
comScore [1,3,5]	314,206	8,954,871
Etsy [1]	165,454	3,383,534
j2 Global	68,838	5,164,915
Stamps.com [1]	9,137	1,717,756

		21,791,422

IT SERVICES - 0.3%
Convergys Corporation	121,971	2,866,319
DST Systems	40,000	2,482,800

		5,349,119

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 4.6%
Advanced Energy Industries [1]	190,821	12,876,601
Brooks Automation	399,638	9,531,366
Cabot Microelectronics	132,056	12,423,829
Cirrus Logic [1]	124,713	6,467,616
Cohu	199,319	4,375,052
Diodes [1]	212,990	6,106,423
Entegris	92,080	2,803,836
FormFactor [1]	97,892	1,532,010
IXYS Corporation [1]	120,860	2,894,597
Kulicke & Soffa Industries [1]	336,257	8,182,814
MKS Instruments	154,340	14,585,130
Nanometrics [1]	130,187	3,244,260
PDF Solutions [1,5]	49,275	773,618
Photronics [1]	133,993	1,142,290
Rudolph Technologies [1]	52,833	1,262,709
Silicon Motion Technology ADR	126,770	6,713,739
Ultra Clean Holdings [1]	38,022	877,928

		95,793,818

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2017 Annual Report to Shareholders | 61

Schedules of Investments

Royce Pennsylvania Mutual Fund (continued)

	SHARES	VALUE

INFORMATION TECHNOLOGY (continued)
SOFTWARE - 2.3%
ACI Worldwide [1]	434,738	$9,855,511
Blackbaud	83,866	7,924,498
Computer Modelling Group	642,550	4,907,303
Fair Isaac	60,964	9,339,685
†Guidewire Software [1,5]	20,608	1,530,350
Monotype Imaging Holdings	498,130	12,004,933
PTC [1,5]	40,945	2,488,228
TiVo	69,109	1,078,100

		49,128,608

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 0.4%
Cray [1,5]	36,781	890,100
Diebold Nixdorf	172,257	2,816,402
Stratasys [1,5]	60,473	1,207,041
Super Micro Computer [1,5]	186,829	3,909,397

		8,822,940

Total (Cost $245,640,592)		412,076,683

MATERIALS – 8.1%
CHEMICALS - 3.6%
Balchem Corporation	173,177	13,958,066
Chase Corporation	15,964	1,923,662
FutureFuel Corporation	590,549	8,320,836
†Ingevity Corporation [1]	22,157	1,561,404
Innospec	92,029	6,497,247
Minerals Technologies	133,293	9,177,223
†Platform Specialty Products [1]	530,108	5,258,671
Quaker Chemical	165,149	24,902,818
Umicore	84,217	3,979,625

		75,579,552

CONTAINERS & PACKAGING - 0.6%
AptarGroup	136,834	11,806,037

METALS & MINING - 2.8%
Compass Minerals International	106,099	7,665,653
Franco-Nevada Corporation	209,124	16,719,464
Haynes International	28,575	915,829
Hecla Mining	155,264	616,398
Major Drilling Group International [1]	1,386,282	7,786,118
Pretium Resources [1]	91,922	1,048,657
Reliance Steel & Aluminum	165,293	14,180,486
Schnitzer Steel Industries Cl. A	52,143	1,746,791
Worthington Industries	214,618	9,456,069

		60,135,465

PAPER & FOREST PRODUCTS - 1.1%
Stella-Jones	581,300	23,353,739

Total (Cost $89,083,628)		170,874,793

REAL ESTATE – 2.5%
REAL ESTATE MANAGEMENT & DEVELOPMENT - 2.5%
FirstService Corporation	47,305	3,307,566
FRP Holdings [1]	398,035	17,613,049
Marcus & Millichap [1]	401,345	13,087,860
St. Joe Company (The) [1,5]	94,070	1,697,963
Tejon Ranch [1]	774,163	16,071,624

Total (Cost $44,330,241)		51,778,062

TELECOMMUNICATION SERVICES – 0.2%
WIRELESS TELECOMMUNICATION SERVICES - 0.2%
Telephone and Data Systems	145,139	4,034,864

Total (Cost $3,942,856)		4,034,864

UTILITIES – 0.2%
GAS UTILITIES - 0.2%
Star Group L.P.	341,631	3,672,533

Total (Cost $3,593,964)		3,672,533

MISCELLANEOUS[2] – 3.1%

Total (Cost $56,116,455)		64,441,466

TOTAL COMMON STOCKS

(Cost $1,244,700,469)		2,093,060,223

REPURCHASE AGREEMENT – 0.9%
Fixed Income Clearing Corporation, 0.20% dated 12/29/17, due 1/2/18, maturity value
$18,657,415 (collateralized by obligations of various U.S. Government Agencies, 3.625%
due 2/15/20, valued at $19,034,958)

(Cost $18,657,000)		18,657,000

COLLATERAL RECEIVED FOR SECURITIES LOANED – 0.5%
Money Market Funds
Federated Government Obligations Fund (7 day yield-1.1385%)		11,440,093

TOTAL COLLATERAL RECEIVED FOR SECURITIES LOANED

(Cost $11,440,093)		11,440,093

TOTAL INVESTMENTS – 100.6%

(Cost $1,274,797,562)		2,123,157,316

LIABILITIES LESS CASH AND OTHER ASSETS – (0.6)%		(12,851,168)

NET ASSETS – 100.0%		$2,110,306,148

62 | The Royce Funds 2017 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

December 31, 2017

Royce Premier Fund
Common Stocks – 89.5%
	SHARES	VALUE

CONSUMER DISCRETIONARY – 8.6%
AUTO COMPONENTS - 1.4%
Dorman Products [1]	519,478	$31,760,885

AUTOMOBILES - 1.5%
Thor Industries	237,665	35,820,869

DISTRIBUTORS - 2.0%
Core-Mark Holding Company	497,559	15,712,913
Pool Corporation	248,028	32,156,830

		47,869,743

DIVERSIFIED CONSUMER SERVICES - 0.6%
Sotheby’s [1,5]	280,584	14,478,134

SPECIALTY RETAIL - 0.6%
Camping World Holdings Cl. A	327,413	14,645,184

TEXTILES, APPAREL & LUXURY GOODS - 2.5%
Columbia Sportswear	430,554	30,948,222
Wolverine World Wide	905,200	28,857,776

		59,805,998

Total (Cost $85,422,116)		204,380,813

CONSUMER STAPLES – 2.2%
FOOD PRODUCTS - 2.2%
Cal-Maine Foods [1]	599,882	26,664,755
Sanderson Farms	182,567	25,336,648

Total (Cost $23,443,595)		52,001,403

ENERGY – 2.6%
ENERGY EQUIPMENT & SERVICES - 2.6%
Pason Systems	2,516,062	36,409,839
SEACOR Holdings	558,236	25,801,668

Total (Cost $54,752,769)		62,211,507

FINANCIALS – 12.7%
CAPITAL MARKETS - 8.6%
Ares Management L.P.	2,408,400	48,168,000
Ashmore Group	10,573,210	57,817,254
Federated Investors Cl. B	456,070	16,455,006
Lazard Cl. A	562,927	29,553,667
Morningstar	394,968	38,300,047
TMX Group	212,833	11,926,775

		202,220,749

INSURANCE - 2.4%
Alleghany Corporation [1]	96,063	57,262,194

THRIFTS & MORTGAGE FINANCE - 1.7%
Genworth MI Canada	1,138,465	39,397,953

Total (Cost $170,399,470)		298,880,896

HEALTH CARE – 3.3%
HEALTH CARE EQUIPMENT & SUPPLIES - 1.5%
IDEXX Laboratories [1]	231,604	36,218,233

LIFE SCIENCES TOOLS & SERVICES - 1.8%
Bio-Techne	319,494	41,390,448

Total (Cost $31,700,569)		77,608,681

INDUSTRIALS – 32.4%
AIR FREIGHT & LOGISTICS - 1.6%
Forward Air	647,964	37,219,052

BUILDING PRODUCTS - 1.4%
Simpson Manufacturing	567,847	32,600,096

COMMERCIAL SERVICES & SUPPLIES - 4.3%
Copart [1,5]	1,700,610	73,449,346
Ritchie Bros. Auctioneers	957,210	28,649,295

		102,098,641

CONSTRUCTION & ENGINEERING - 2.8%
Valmont Industries	390,764	64,808,210

MACHINERY - 13.1%
CIRCOR International	878,443	42,762,605
†Franklin Electric	342,175	15,705,833
Lincoln Electric Holdings	766,961	70,238,288
Lindsay Corporation	506,101	44,638,108
RBC Bearings [1]	167,079	21,118,786
Sun Hydraulics	771,191	49,888,346
Woodward	847,910	64,899,031

		309,250,997

MARINE - 3.7%
Clarkson	659,909	25,479,525
Kirby Corporation [1]	936,973	62,589,796

		88,069,321

ROAD & RAIL - 3.1%
Landstar System	708,302	73,734,238

TRADING COMPANIES & DISTRIBUTORS - 2.4%
Air Lease Cl. A	1,171,471	56,336,041

Total (Cost $346,867,034)		764,116,596

INFORMATION TECHNOLOGY – 17.5%
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 7.8%
Anixter International [1]	295,085	22,426,460
Cognex Corporation	787,394	48,157,017
IPG Photonics [1]	190,640	40,821,743
National Instruments	1,761,658	73,337,823

		184,743,043

IT SERVICES - 3.4%
Gartner [1]	220,165	27,113,320
Jack Henry & Associates	443,557	51,878,426

		78,991,746

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 3.9%
Cabot Microelectronics	374,216	35,206,241
MKS Instruments	595,287	56,254,622

		91,460,863

SOFTWARE - 2.4%
Fair Isaac	341,784	52,361,309
†Manhattan Associates [1,5]	92,876	4,601,077

		56,962,386

Total (Cost $105,593,588)		412,158,038

MATERIALS – 8.1%
CHEMICALS - 4.2%
Minerals Technologies	698,494	48,091,312
Westlake Chemical	485,009	51,668,009

		99,759,321

METALS & MINING - 2.1%
Reliance Steel & Aluminum	584,337	50,130,271

PAPER & FOREST PRODUCTS - 1.8%
Stella-Jones	1,016,749	40,847,911

Total (Cost $88,112,076)		190,737,503

REAL ESTATE – 1.0%
REAL ESTATE MANAGEMENT & DEVELOPMENT - 1.0%
Jones Lang LaSalle	158,965	23,674,658

Total (Cost $4,480,648)		23,674,658

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2017 Annual Report to Shareholders | 63

Schedules of Investments

Royce Premier Fund (continued)
VALUE

MISCELLANEOUS[2] – 1.1%

Total (Cost $28,451,332)	$27,044,887

TOTAL COMMON STOCKS

(Cost $939,223,197)	2,112,814,982

REPURCHASE AGREEMENT – 10.6%
Fixed Income Clearing Corporation, 0.20% dated 12/29/17, due 1/2/18, maturity value
$249,489,544 (collateralized by obligations of various U.S. Government Agencies,
1.25%-3.375% due 10/02/19-1/21/20, valued at $254,474,403)

(Cost $249,484,000)	249,484,000

TOTAL INVESTMENTS – 100.1%

(Cost $1,188,707,197)	2,362,298,982

LIABILITIES LESS CASH AND OTHER ASSETS – (0.1)%	(2,486,526)

NET ASSETS – 100.0%	$2,359,812,456

Royce Small-Cap Leaders Fund
Common Stocks – 96.4%
	SHARES	VALUE

CONSUMER DISCRETIONARY – 10.5%
AUTO COMPONENTS - 3.3%
Cooper Tire & Rubber	15,600	$551,460
Gentex Corporation	72,534	1,519,587
LCI Industries	5,832	758,160

		2,829,207

HOUSEHOLD DURABLES - 1.3%
Ethan Allen Interiors	18,900	540,540
PICO Holdings	45,200	578,560

		1,119,100

LEISURE PRODUCTS - 1.2%
MCBC Holdings [1]	44,300	984,346

MEDIA - 0.8%
E.W. Scripps Company Cl. A [1]	41,090	642,237

SPECIALTY RETAIL - 2.3%
Caleres	58,800	1,968,624

TEXTILES, APPAREL & LUXURY GOODS - 1.6%
Movado Group	42,200	1,358,840

Total (Cost $6,510,232)		8,902,354

CONSUMER STAPLES – 6.7%
FOOD PRODUCTS - 4.7%
Cal-Maine Foods [1]	38,758	1,722,793
Industrias Bachoco ADR	21,090	1,208,457
Sanderson Farms	890	123,514
Tootsie Roll Industries	24,479	891,036

		3,945,800

PERSONAL PRODUCTS - 2.0%
Inter Parfums	39,029	1,695,810

Total (Cost $4,544,534)		5,641,610

ENERGY – 5.3%
ENERGY EQUIPMENT & SERVICES - 5.3%
Oil States International [1,5]	25,540	722,782
Pason Systems	138,340	2,001,913
TGS-NOPEC Geophysical	74,750	1,768,202

Total (Cost $3,283,285)		4,492,897

FINANCIALS – 15.0%
CAPITAL MARKETS - 9.1%
Artisan Partners Asset Management Cl. A	62,900	2,484,550
Federated Investors Cl. B	40,660	1,467,013
Houlihan Lokey Cl. A	35,100	1,594,593
Lazard Cl. A	32,370	1,699,425
Westwood Holdings Group	7,200	476,712

		7,722,293

INSURANCE - 3.0%
†RLI Corp.	41,700	2,529,522

THRIFTS & MORTGAGE FINANCE - 2.9%
Genworth MI Canada	71,060	2,459,117

Total (Cost $8,551,969)		12,710,932

HEALTH CARE – 5.4%
BIOTECHNOLOGY - 1.2%
†Eagle Pharmaceuticals [1]	8,500	454,070
Zealand Pharma [1,5]	41,100	562,589

		1,016,659

HEALTH CARE PROVIDERS & SERVICES - 1.7%
AMN Healthcare Services [1,5]	28,800	1,418,400

LIFE SCIENCES TOOLS & SERVICES - 2.5%
Bio-Rad Laboratories Cl. A [1]	1,425	340,105

64 | The Royce Funds 2017 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

December 31, 2017

Royce Small-Cap Leaders Fund (continued)
	SHARES	VALUE

HEALTH CARE (continued)
LIFE SCIENCES TOOLS & SERVICES (continued)
Bio-Techne	13,694	$1,774,058

		2,114,163

Total (Cost $3,416,173)		4,549,222

INDUSTRIALS – 25.8%
BUILDING PRODUCTS - 3.5%
American Woodmark [1]	6,000	781,500
Apogee Enterprises	28,900	1,321,597
†NCI Building Systems [1]	44,900	866,570

		2,969,667

COMMERCIAL SERVICES & SUPPLIES - 3.5%
Kimball International Cl. B	34,200	638,514
Ritchie Bros. Auctioneers	13,800	413,034
Steelcase Cl. A	40,900	621,680
UniFirst Corporation	7,800	1,286,220

		2,959,448

CONSTRUCTION & ENGINEERING - 2.3%
Comfort Systems USA	12,500	545,625
Valmont Industries	8,195	1,359,140

		1,904,765

ELECTRICAL EQUIPMENT - 1.3%
†EnerSys	15,800	1,100,154

MACHINERY - 12.2%
CIRCOR International	33,970	1,653,660
Greenbrier Companies (The)	36,300	1,934,790
John Bean Technologies	6,309	699,037
Kadant	11,160	1,120,464
Lydall [1]	19,960	1,012,970
RBC Bearings [1]	5,980	755,872
Sun Hydraulics	21,300	1,377,897
†Wabash National	81,100	1,759,870

		10,314,560

ROAD & RAIL - 2.7%
Landstar System	15,420	1,605,222
Saia [1]	9,720	687,690

		2,292,912

TRADING COMPANIES & DISTRIBUTORS - 0.3%
MSC Industrial Direct Cl. A	2,777	268,425

Total (Cost $15,569,940)		21,809,931

INFORMATION TECHNOLOGY – 19.2%
COMMUNICATIONS EQUIPMENT - 1.3%
NetScout Systems [1]	34,300	1,044,435

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 7.7%
†Celestica [1]	160,300	1,679,944
Fabrinet [1]	59,800	1,716,260
FARO Technologies [1]	12,260	576,220
†Kimball Electronics [1]	46,200	843,150
Methode Electronics	14,950	599,495
Orbotech [1]	6,390	321,033
Vishay Intertechnology	38,000	788,500

		6,524,602

INTERNET SOFTWARE & SERVICES - 1.5%
j2 Global	16,724	1,254,802

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 8.7%
Cabot Microelectronics	13,936	1,311,099
†Cohu	67,300	1,477,235
†Kulicke & Soffa Industries [1]	50,700	1,233,784
MKS Instruments	8,045	760,253
Nanometrics [1]	32,148	801,128
Rudolph Technologies [1]	17,900	427,810
†Silicon Motion Technology ADR	25,900	1,371,664

		7,382,973

Total (Cost $13,641,865)		16,206,812

MATERIALS – 4.4%
CHEMICALS - 3.1%
Minerals Technologies	38,256	2,633,926

PAPER & FOREST PRODUCTS - 1.3%
†Stella-Jones	26,300	1,056,603

Total (Cost $2,859,911)		3,690,529

REAL ESTATE – 3.1%
REAL ESTATE MANAGEMENT & DEVELOPMENT - 3.1%
Marcus & Millichap [1]	80,610	2,628,692

Total (Cost $1,741,209)		2,628,692

MISCELLANEOUS[2] – 1.0%

Total (Cost $790,658)		857,350

TOTAL COMMON STOCKS

(Cost $60,909,776)		81,490,329

REPURCHASE AGREEMENT– 3.4%
Fixed Income Clearing Corporation, 0.20% dated 12/29/17, due 1/2/18, maturity value
$2,934,065 (collateralized by obligations of various U.S. Government Agencies, 1.625%
due 4/30/19, valued at $2,992,960)

(Cost $2,934,000)		2,934,000

COLLATERAL RECEIVED FOR SECURITIES LOANED – 0.7%
Money Market Funds
Federated Government Obligations Fund (7 day yield-1.1385%)		573,962

TOTAL COLLATERAL RECEIVED FOR SECURITIES LOANED

(Cost $573,962)		573,962

TOTAL INVESTMENTS – 100.5%

(Cost $64,417,738)		84,998,291

LIABILITIES LESS CASH AND OTHER ASSETS – (0.5)%		(440,745)

NET ASSETS – 100.0%		$84,557,546

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2017 Annual Report to Shareholders | 65

Schedules of Investments

Royce Small-Cap Value Fund
Common Stocks – 93.1%
	SHARES	VALUE

CONSUMER DISCRETIONARY – 13.4%
AUTO COMPONENTS - 3.4%
Gentex Corporation	241,221	$5,053,580
†Stoneridge [1]	154,273	3,526,681

		8,580,261

AUTOMOBILES - 0.2%
Thor Industries	2,879	433,923

HOUSEHOLD DURABLES - 2.5%
Flexsteel Industries	66,204	3,097,023
La-Z-Boy	102,700	3,204,240

		6,301,263

MEDIA - 1.5%
Saga Communications Cl. A	95,436	3,860,386

SPECIALTY RETAIL - 4.8%
American Eagle Outfitters	232,245	4,366,206
DSW Cl. A	186,091	3,984,208
Shoe Carnival	134,715	3,603,626

		11,954,040

TEXTILES, APPAREL & LUXURY GOODS - 1.0%
Steven Madden [1]	55,833	2,607,401

Total (Cost $27,954,092)		33,737,274

CONSUMER STAPLES – 1.5%
FOOD & STAPLES RETAILING - 1.5%
Village Super Market Cl. A	168,440	3,862,329

Total (Cost $5,054,461)		3,862,329

ENERGY – 2.4%
ENERGY EQUIPMENT & SERVICES - 2.4%
Helmerich & Payne	54,984	3,554,166
Unit Corporation [1]	111,661	2,456,542

Total (Cost $5,230,327)		6,010,708

FINANCIALS – 21.3%
BANKS - 9.1%
Ames National	81,532	2,270,666
Camden National	85,322	3,594,616
City Holding Company	34,777	2,346,404
CNB Financial	89,867	2,358,110
Codorus Valley Bancorp	26,209	721,534
Landmark Bancorp	15,569	451,501
MidWestOne Financial Group	108,101	3,624,627
National Bankshares	80,162	3,643,363
Northrim BanCorp	89,829	3,040,712
Unity Bancorp	47,878	945,590

		22,997,123

CAPITAL MARKETS - 4.5%
Federated Investors Cl. B	138,898	5,011,440
Houlihan Lokey Cl. A	55,196	2,507,554
Moelis & Company Cl. A	75,838	3,678,143

		11,197,137

INSURANCE - 2.9%
†James River Group Holdings	92,775	3,711,928
Reinsurance Group of America	23,436	3,654,375

		7,366,303

THRIFTS & MORTGAGE FINANCE - 4.8%
Genworth MI Canada	187,889	6,502,125
Southern Missouri Bancorp	18,441	693,197
Timberland Bancorp	38,071	1,010,785
TrustCo Bank Corp. NY	405,712	3,732,551

		11,938,658

Total (Cost $36,716,681)		53,499,221

HEALTH CARE – 1.7%
HEALTH CARE PROVIDERS & SERVICES - 1.7%
AMN Healthcare Services [1,5]	51,380	2,530,465
Ensign Group (The)	79,184	1,757,885

Total (Cost $3,716,040)		4,288,350

INDUSTRIALS – 24.7%
AIRLINES - 5.7%
†Allegiant Travel	22,289	3,449,223
†Hawaiian Holdings	100,500	4,004,925
Spirit Airlines [1,5]	153,312	6,876,043

		14,330,191

BUILDING PRODUCTS - 2.5%
American Woodmark [1]	19,452	2,533,623
Apogee Enterprises	84,026	3,842,509

		6,376,132

COMMERCIAL SERVICES & SUPPLIES - 3.3%
†Herman Miller	96,799	3,876,800
Kimball International Cl. B	229,153	4,278,286

		8,155,086

CONSTRUCTION & ENGINEERING - 0.6%
Comfort Systems USA	36,492	1,592,876

ELECTRICAL EQUIPMENT - 1.5%
†EnerSys	53,693	3,738,644

MACHINERY - 5.1%
Alamo Group	12,633	1,425,887
Federal Signal	65,510	1,316,096
Miller Industries	169,214	4,365,721
Wabash National	266,526	5,783,614

		12,891,318

PROFESSIONAL SERVICES - 4.4%
Heidrick & Struggles International	149,081	3,659,939
Korn/Ferry International	60,764	2,514,414
Robert Half International	45,507	2,527,459
TrueBlue [1]	88,400	2,431,000

		11,132,812

ROAD & RAIL - 1.6%
Old Dominion Freight Line	10,364	1,363,384
Saia [1]	22,182	1,569,376
Werner Enterprises	24,652	952,800

		3,885,560

Total (Cost $48,511,881)		62,102,619

INFORMATION TECHNOLOGY – 23.4%
COMMUNICATIONS EQUIPMENT - 1.0%
NETGEAR [1]	42,446	2,493,702

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 16.4%
Benchmark Electronics [1]	128,774	3,747,324
†Celestica [1]	482,290	5,054,399
Fabrinet [1]	178,161	5,113,221
Insight Enterprises [1]	150,406	5,759,046
Methode Electronics	93,143	3,735,034
†Orbotech [1]	46,546	2,338,471
PC Connection	204,948	5,371,687
†Sanmina Corporation [1]	115,372	3,807,276

66 | The Royce Funds 2017 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

December 31, 2017

Royce Small-Cap Value Fund (continued)

	SHARES	VALUE

INFORMATION TECHNOLOGY (continued)
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS (continued)
Vishay Intertechnology	311,839	$6,470,659

		41,397,117

IT SERVICES - 1.0%
Convergys Corporation	112,132	2,635,102

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 3.7%
†Kulicke & Soffa Industries [1]	185,000	4,501,975
MKS Instruments	23,180	2,190,510
†Silicon Motion Technology ADR	48,001	2,542,133

		9,234,618

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 1.3%
Super Micro Computer [1]	152,187	3,184,513

Total (Cost $54,245,127)		58,945,052

REAL ESTATE – 1.5%
REAL ESTATE MANAGEMENT & DEVELOPMENT - 1.5%
†Marcus & Millichap [1]	117,413	3,828,838

Total (Cost $3,020,452)		3,828,838

UTILITIES – 1.3%
GAS UTILITIES - 1.3%
Star Group L.P.	299,068	3,214,981

Total (Cost $3,028,632)		3,214,981

MISCELLANEOUS[2] – 1.9%

Total (Cost $3,877,119)		4,924,786

TOTAL COMMON STOCKS

(Cost $191,354,812)		234,414,158

REPURCHASE AGREEMENT – 7.2%
Fixed Income Clearing Corporation, 0.20% dated 12/29/17, due 1/2/18, maturity value $18,037,401 (collateralized by obligations of various U.S. Government Agencies, 3.625% due 2/15/20, valued at $18,400,284)

(Cost $18,037,000)		18,037,000

TOTAL INVESTMENTS – 100.3%

(Cost $209,391,812)		252,451,158

LIABILITIES LESS CASH AND OTHER ASSETS – (0.3)%		(772,772)

NET ASSETS – 100.0%		$251,678,386

Royce Small/Mid-Cap Premier Fund
Common Stocks – 87.2%
	SHARES	VALUE

CONSUMER DISCRETIONARY – 22.2%
AUTO COMPONENTS - 1.7%
Dorman Products [1]	18,000	$1,100,520
LCI Industries	17,938	2,331,940

		3,432,460

AUTOMOBILES - 3.2%
Thor Industries	44,286	6,674,786

DISTRIBUTORS - 4.4%
Core-Mark Holding Company	66,400	2,096,912
LKQ Corporation [1]	169,313	6,885,960

		8,982,872

HOUSEHOLD DURABLES - 2.2%
Cavco Industries [1]	4,000	610,400
NVR [1]	1,140	3,999,371

		4,609,771

MEDIA - 2.1%
†Media General (Rights) [1,4]	102,272	0
Meredith Corporation	45,605	3,012,210
†Nexstar Media Group Cl. A	17,131	1,339,644

		4,351,854

MULTILINE RETAIL - 2.2%
Dollar Tree [1]	42,708	4,582,995

SPECIALTY RETAIL - 5.8%
Camping World Holdings Cl. A	27,935	1,249,533
CarMax [1]	40,922	2,624,328
Children’s Place	37,649	5,472,282
Monro	35,550	2,024,572
USS	33,032	698,796

		12,069,511

TEXTILES, APPAREL & LUXURY GOODS - 0.6%
Wolverine World Wide	38,010	1,211,759

Total (Cost $28,645,290)		45,916,008

CONSUMER STAPLES – 3.6%
FOOD & STAPLES RETAILING - 1.2%
Casey’s General Stores	23,142	2,590,515

FOOD PRODUCTS - 2.4%
Cal-Maine Foods [1]	56,940	2,530,983
†Hormel Foods	64,286	2,339,368

		4,870,351

Total (Cost $7,236,591)		7,460,866

FINANCIALS – 8.8%
CAPITAL MARKETS - 6.0%
Affiliated Managers Group	24,778	5,085,684
Lazard Cl. A	67,550	3,546,375
Oaktree Capital Group LLC Cl. A	43,117	1,815,226
SEI Investments	26,771	1,923,764

		12,371,049

INSURANCE - 2.8%
Alleghany Corporation [1]	9,835	5,862,545

Total (Cost $13,995,681)		18,233,594

HEALTH CARE – 3.2%
HEALTH CARE EQUIPMENT & SUPPLIES - 2.7%
DENTSPLY SIRONA	42,685	2,809,954
Hill-Rom Holdings	31,797	2,680,169

		5,490,123

LIFE SCIENCES TOOLS & SERVICES - 0.5%
Bio-Rad Laboratories Cl. A [1]	4,750	1,133,682

Total (Cost $5,650,535)		6,623,805

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2017 Annual Report to Shareholders | 67

Schedules of Investments

Royce Small/Mid-Cap Premier Fund (continued)
	SHARES	VALUE

INDUSTRIALS – 28.9%
AEROSPACE & DEFENSE - 3.6%
Hexcel Corporation	42,791	$2,646,623
Teledyne Technologies [1]	26,850	4,863,878

		7,510,501

BUILDING PRODUCTS - 2.9%
Lennox International	12,485	2,600,126
Simpson Manufacturing	60,763	3,488,404

		6,088,530

COMMERCIAL SERVICES & SUPPLIES - 4.1%
Cintas Corporation	7,961	1,240,563
Copart [1]	163,903	7,078,970
Healthcare Services Group	4,000	210,880

		8,530,413

CONSTRUCTION & ENGINEERING - 2.6%
Valmont Industries	32,660	5,416,661

ELECTRICAL EQUIPMENT - 2.9%
Generac Holdings [1]	24,797	1,227,948
Hubbell Cl. B	34,516	4,671,395

		5,899,343

INDUSTRIAL CONGLOMERATES - 2.3%
Carlisle Companies	41,181	4,680,221

MACHINERY - 1.4%
Franklin Electric	21,960	1,007,964
Westinghouse Air Brake Technologies	23,154	1,885,430

		2,893,394

MARINE - 2.1%
Kirby Corporation [1]	63,645	4,251,486

PROFESSIONAL SERVICES - 4.9%
IHS Markit [1]	72,304	3,264,525
ManpowerGroup	46,825	5,905,101
Verisk Analytics [1]	9,150	878,400

		10,048,026

ROAD & RAIL - 0.9%
Landstar System	18,256	1,900,449

TRADING COMPANIES & DISTRIBUTORS - 1.2%
Diploma	74,585	1,252,552
Watsco	7,300	1,241,292

		2,493,844

Total (Cost $41,677,921)		59,712,868

INFORMATION TECHNOLOGY – 6.0%
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 2.4%
AVX Corporation	185,614	3,211,122
FLIR Systems	22,100	1,030,302
IPG Photonics [1]	3,583	767,228

		5,008,652

IT SERVICES - 0.5%
DST Systems	16,858	1,046,376

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 3.1%
Cabot Microelectronics	43,700	4,111,296
Lam Research	11,936	2,197,060

		6,308,356

Total (Cost $8,746,247)		12,363,384

MATERIALS – 9.1%
CHEMICALS - 7.0%
Minerals Technologies	70,846	4,877,747
†NewMarket Corporation	2,122	843,261
Sensient Technologies	10,985	803,553
Westlake Chemical	74,024	7,885,777

		14,410,338

METALS & MINING - 0.9%
Reliance Steel & Aluminum	22,555	1,934,994

PAPER & FOREST PRODUCTS - 1.2%
Stella-Jones	61,851	2,484,865

Total (Cost $13,328,827)		18,830,197

REAL ESTATE – 3.4%
REAL ESTATE MANAGEMENT & DEVELOPMENT - 3.4%
Jones Lang LaSalle	26,104	3,887,669
Realogy Holdings	120,110	3,182,915

Total (Cost $6,350,883)		7,070,584

UTILITIES – 1.6%
GAS UTILITIES - 1.6%
UGI Corporation	72,142	3,387,067

Total (Cost $2,605,342)		3,387,067

MISCELLANEOUS[2] – 0.4%

Total (Cost $634,901)		711,908

TOTAL COMMON STOCKS

(Cost $128,872,218)		180,310,281

REPURCHASE AGREEMENT – 13.6%
Fixed Income Clearing Corporation, 0.20% dated 12/29/17, due 1/2/18, maturity value
$28,045,623 (collateralized by obligations of various U.S. Government Agencies, 1.625%
due 4/30/19, valued at $28,610,503)

(Cost $28,045,000)		28,045,000

TOTAL INVESTMENTS – 100.8%

(Cost $156,917,218)		208,355,281

LIABILITIES LESS CASH AND OTHER ASSETS – (0.8)%		(1,750,592)

NET ASSETS – 100.0%		$206,604,689

68 | The Royce Funds 2017 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

December 31, 2017

Royce Smaller-Companies Growth Fund
Common Stocks – 94.3%
	SHARES	VALUE

CONSUMER DISCRETIONARY – 5.6%
AUTO COMPONENTS - 0.7%
LCI Industries	21,000	$2,730,000

HOTELS, RESTAURANTS & LEISURE - 2.9%
Dave & Busters Entertainment [1]	59,000	3,255,030
Del Taco Restaurants [1]	179,700	2,177,964
Texas Roadhouse	98,000	5,162,640

		10,595,634

LEISURE PRODUCTS - 1.0%
Callaway Golf	252,000	3,510,360

TEXTILES, APPAREL & LUXURY GOODS - 1.0%
Carter’s	9,900	1,163,151
Columbia Sportswear	15,000	1,078,200
Gildan Activewear	47,666	1,539,612

		3,780,963

Total (Cost $12,803,398)		20,616,957

CONSUMER STAPLES – 1.7%
FOOD PRODUCTS - 1.7%
†Blue Buffalo Pet Products [1,5]	110,000	3,606,900
†Farmer Bros. [1]	84,000	2,700,600

Total (Cost $5,740,839)		6,307,500

ENERGY – 1.7%
ENERGY EQUIPMENT & SERVICES - 0.8%
Pason Systems	205,000	2,966,547

OIL, GAS & CONSUMABLE FUELS - 0.9%
Centennial Resource Development Cl. A [1]	111,000	2,197,800
RSP Permian [1,5]	25,000	1,017,000

		3,214,800

Total (Cost $3,072,911)		6,181,347

FINANCIALS – 11.1%
BANKS - 7.8%
†Banc of California	141,000	2,911,650
Enterprise Financial Services	138,500	6,253,275
Live Oak Bancshares	60,700	1,447,695
†Seacoast Banking Corporation of Florida [1]	134,000	3,378,140
ServisFirst Bancshares	85,000	3,527,500
State Bank Financial	79,500	2,372,280
TriState Capital Holdings [1]	283,057	6,510,311
†Webster Financial	43,000	2,414,880

		28,815,731

CAPITAL MARKETS - 2.9%
Northern Trust	51,000	5,094,390
WisdomTree Investments	431,200	5,411,560

		10,505,950

THRIFTS & MORTGAGE FINANCE - 0.4%
OceanFirst Financial	50,000	1,312,500

Total (Cost $27,711,473)		40,634,181

HEALTH CARE – 18.0%
BIOTECHNOLOGY - 3.6%
Clovis Oncology [1]	50,000	3,400,000
Myriad Genetics [1]	27,000	927,315
Progenics Pharmaceuticals [1]	418,200	2,488,290
Repligen [1,5]	27,000	979,560
†uniQure [1,5]	125,000	2,448,750
†vTv Therapeutics Cl. A [1,5]	225,000	1,352,250
Zealand Pharma [1,5]	122,799	1,680,910

		13,277,075

HEALTH CARE EQUIPMENT & SUPPLIES - 6.6%
ABIOMED [1]	10,000	1,874,100
†Bovie Medical [1,5]	658,000	1,710,800
†CryoPort [1,5]	220,198	1,891,501
Entellus Medical [1]	134,526	3,281,089
Heska Corporation [1]	36,000	2,887,560
Inogen [1]	18,755	2,233,346
†Nevro Corporation [1,5]	36,000	2,485,440
†OraSure Technologies [1]	160,000	3,017,600
Penumbra [1]	21,000	1,976,100
†Restoration Robotics [1,5]	125,000	575,000
West Pharmaceutical Services	23,000	2,269,410

		24,201,946

HEALTH CARE PROVIDERS & SERVICES - 1.4%
BioTelemetry [1]	143,691	4,296,361
HealthEquity [1]	19,000	886,540

		5,182,901

LIFE SCIENCES TOOLS & SERVICES - 1.6%
Cambrex Corporation [1]	37,500	1,800,000
NeoGenomics [1,5]	482,000	4,270,520

		6,070,520

PHARMACEUTICALS - 4.8%
†Axsome Therapeutics [1]	656,000	3,673,600
BioDelivery Sciences International [1,5]	590,000	1,740,500
†Collegium Pharmaceutical [1,5]	137,000	2,529,020
Intersect ENT [1]	94,000	3,045,600
†Paratek Pharmaceuticals [1]	144,000	2,577,600
†Supernus Pharmaceuticals [1]	99,000	3,945,150

		17,511,470

Total (Cost $51,571,159)		66,243,912

INDUSTRIALS – 10.1%
AEROSPACE & DEFENSE - 0.3%
Mercury Systems [1]	21,749	1,116,811

AIR FREIGHT & LOGISTICS - 3.0%
†Air Transport Services Group [1,5]	81,000	1,874,340
Atlas Air Worldwide Holdings [1,5]	95,000	5,571,750
Forward Air	63,000	3,618,720

		11,064,810

BUILDING PRODUCTS - 0.7%
DIRTT Environmental Solutions [1]	449,000	2,407,526

CONSTRUCTION & ENGINEERING - 0.7%
NV5 Global [1]	49,585	2,685,028

ELECTRICAL EQUIPMENT - 0.8%
†Ballard Power Systems [1,5]	358,000	1,578,780
†Enphase Energy [1,5]	636,000	1,532,760

		3,111,540

MACHINERY - 1.5%
Proto Labs [1,5]	16,000	1,648,000
Woodward	50,000	3,827,000

		5,475,000

MARINE - 2.8%
Clarkson	147,976	5,713,451
†Scorpio Bulkers	246,000	1,820,400
†Star Bulk Carriers [1]	244,000	2,747,440

		10,281,291

TRADING COMPANIES & DISTRIBUTORS - 0.3%
SiteOne Landscape Supply [1,5]	13,000	997,100

Total (Cost $30,264,248)		37,139,106

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2017 Annual Report to Shareholders | 69

Schedules of Investments

Royce Smaller-Companies Growth Fund (continued)
	SHARES	VALUE

INFORMATION TECHNOLOGY – 29.6%
COMMUNICATIONS EQUIPMENT - 0.5%
†Lumentum Holdings [1,5]	35,000	$1,711,500

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 6.6%
Airgain [1,5]	107,411	965,625
Cognex Corporation	9,000	550,440
ePlus [1]	81,000	6,091,200
FLIR Systems	89,600	4,177,152
†II-VI [1]	63,000	2,957,850
IPG Photonics [1]	11,444	2,450,504
†Iteris [1,5]	576,000	4,014,720
Knowles Corporation [1,5]	20,000	293,200
†Universal Display	16,000	2,762,400

		24,263,091

INTERNET SOFTWARE & SERVICES - 5.4%
Amber Road [1]	90,000	660,600
†Bandwidth Cl. A [1,5]	45,000	1,040,400
Carbonite [1]	137,000	3,438,700
comScore [1,3,5]	98,071	2,795,024
Q2 Holdings [1,5]	69,000	2,542,650
†Quotient Technology [1]	314,000	3,689,500
Shopify Cl. A [1]	24,000	2,424,000
2U [1]	35,348	2,280,299
†Yext [1,5]	74,000	890,220

		19,761,393

IT SERVICES - 1.0%
†Square Cl. A [1]	30,000	1,040,100
Unisys Corporation [1]	347,000	2,828,050

		3,868,150

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 6.7%
CEVA [1,5]	62,000	2,861,300
CyberOptics Corporation [1,5]	170,000	2,550,000
†Ichor Holdings [1,5]	72,000	1,771,200
Inphi Corporation [1]	50,000	1,830,000
Integrated Device Technology [1,5]	76,100	2,262,453
†MagnaChip Semiconductor [1,5]	470,000	4,676,500
†ON Semiconductor [1]	147,000	3,078,180
†Silicon Laboratories [1]	29,000	2,560,700
†Silicon Motion Technology ADR	57,000	3,018,720

		24,609,053

SOFTWARE - 8.5%
†Altair Engineering Cl. A [1,5]	20,000	478,400
†Callidus Software [1]	108,000	3,094,200
HubSpot [1]	31,000	2,740,400
Materialise ADR [1,5]	478,577	6,082,713
Paylocity Holding Corporation [1]	142,786	6,733,788
QAD Cl. A	213,000	8,275,050
RingCentral Cl. A [1]	83,000	4,017,200

		31,421,751

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 0.9%
†USA Technologies [1,5]	328,000	3,198,000

Total (Cost $76,547,395)		108,832,938

MATERIALS – 9.0%
CHEMICALS - 3.1%
Albemarle Corporation	40,000	5,115,600
†Codexis [1,5]	163,800	1,367,730
Kraton Corporation [1]	103,000	4,961,510

		11,444,840

CONSTRUCTION MATERIALS - 3.0%
Eagle Materials	53,000	6,004,900
Summit Materials Cl. A [1,5]	156,946	4,934,411

		10,939,311

METALS & MINING - 2.9%
†Cobalt 27 Capital [1]	620,000	6,066,826
Orocobre [1]	887,000	4,791,410

		10,858,236

Total (Cost $21,000,856)		33,242,387

REAL ESTATE – 2.2%
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS) - 2.2%
Community Healthcare Trust	128,000	3,596,800
CyrusOne	78,000	4,643,340

Total (Cost $4,924,783)		8,240,140

TELECOMMUNICATION SERVICES – 0.9%
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.9%
ORBCOMM [1]	325,000	3,308,500

Total (Cost $1,909,714)		3,308,500

MISCELLANEOUS[2] – 4.4%

Total (Cost $14,139,041)		16,025,430

TOTAL COMMON STOCKS

(Cost $249,685,817)		346,772,398

REPURCHASE AGREEMENT – 6.2%
Fixed Income Clearing Corporation, 0.20% dated 12/29/17, due 1/2/18, maturity value
$22,667,504 (collateralized by obligations of various U.S. Government Agencies, 1.625%
due 4/30/19, valued at $23,124,242)

(Cost $22,667,000)		22,667,000

COLLATERAL RECEIVED FOR SECURITIES LOANED – 4.7%
Money Market Funds
Federated Government Obligations Fund (7 day yield-1.1385%)		17,341,344

TOTAL COLLATERAL RECEIVED FOR SECURITIES LOANED

(Cost $17,341,344)		17,341,344

TOTAL INVESTMENTS – 105.2%

(Cost $289,694,161)		386,780,742

LIABILITIES LESS CASH AND OTHER ASSETS – (5.2)%		(19,000,520)

NET ASSETS – 100.0%		$367,780,222

70 | The Royce Funds 2017 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

December 31, 2017

Royce Special Equity Fund
Common Stocks – 89.9%
	SHARES	VALUE

CONSUMER DISCRETIONARY – 40.3%
AUTO COMPONENTS - 8.2%
Cooper Tire & Rubber	1,375,000	$48,606,250
Gentex Corporation	850,000	17,807,500
Standard Motor Products [6]	1,350,000	60,628,500

		127,042,250

AUTOMOBILES - 3.1%
Winnebago Industries	865,000	48,094,000

DIVERSIFIED CONSUMER SERVICES - 3.0%
Capella Education [6]	588,000	45,511,200

HOTELS, RESTAURANTS & LEISURE - 0.4%
Bowl America Cl. A [6]	343,000	5,145,000

HOUSEHOLD DURABLES - 8.7%
Bassett Furniture Industries [6]	781,000	29,365,600
CSS Industries [6]	695,900	19,366,897
Ethan Allen Interiors	392,500	11,225,500
Flexsteel Industries [6]	567,000	26,524,260
Hooker Furniture [6]	1,127,000	47,841,150

		134,323,407

MEDIA - 8.6%
Meredith Corporation	1,010,000	66,710,500
Scholastic Corporation	1,645,000	65,980,950

		132,691,450

SPECIALTY RETAIL - 8.3%
Children’s Place	790,000	114,826,500
Haverty Furniture	600,000	13,590,000

		128,416,500

Total (Cost $392,002,330)		621,223,807

CONSUMER STAPLES – 6.1%
FOOD & STAPLES RETAILING - 3.1%
Weis Markets	1,173,500	48,571,165

FOOD PRODUCTS - 3.0%
John B. Sanfilippo & Son [6]	726,500	45,951,125

Total (Cost $84,946,565)		94,522,290

INDUSTRIALS – 21.4%
AEROSPACE & DEFENSE - 3.0%
National Presto Industries [6]	469,000	46,642,050

BUILDING PRODUCTS - 0.4%
Insteel Industries	221,080	6,260,986

COMMERCIAL SERVICES & SUPPLIES - 7.8%
Ennis	372,000	7,719,000
Herman Miller	700,000	28,035,000
UniFirst Corporation	513,000	84,593,700

		120,347,700

CONSTRUCTION & ENGINEERING - 0.2%
Argan	66,000	2,970,000

ELECTRICAL EQUIPMENT - 4.6%
Hubbell Cl. B	520,000	70,376,800

MACHINERY - 3.7%
†Gencor Industries [1]	521,979	8,638,752
Hurco Companies [6]	525,000	22,155,000
Wabash National	1,196,000	25,953,200

		56,746,952

PROFESSIONAL SERVICES - 1.5%
Resources Connection	1,500,000	23,175,000

TRADING COMPANIES & DISTRIBUTORS - 0.2%
Central Steel & Wire [3]	6,500	2,925,000

Total (Cost $167,763,798)		329,444,488

INFORMATION TECHNOLOGY – 16.9%
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 9.8%
AVX Corporation	4,840,000	83,732,000
Park Electrochemical [6]	1,557,000	30,595,050
Vishay Intertechnology	1,790,000	37,142,500

		151,469,550

IT SERVICES - 2.3%
Computer Services [3,6]	756,000	35,222,040

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 4.8%
†Kulicke & Soffa Industries [1]	859,000	20,903,765
Teradyne	1,285,000	53,802,950

		74,706,715

Total (Cost $176,108,716)		261,398,305

MATERIALS – 2.7%
METALS & MINING - 1.6%
Kaiser Aluminum	236,000	25,216,600

PAPER & FOREST PRODUCTS - 1.1%
Neenah Paper	187,000	16,951,550

Total (Cost $26,579,621)		42,168,150

REAL ESTATE – 2.5%
REAL ESTATE MANAGEMENT & DEVELOPMENT - 2.5%
Marcus & Millichap [1]	1,185,000	38,642,850

Total (Cost $31,101,718)		38,642,850

TOTAL COMMON STOCKS

(Cost $878,502,748)		1,387,399,890

REPURCHASE AGREEMENT – 10.2%
Fixed Income Clearing Corporation, 0.20% dated 12/29/17, due 1/2/18, maturity value
$157,804,507 (collateralized by obligations of various U.S. Government Agencies, 1.625%-
3.625% due 1/21/20-2/15/20, valued at $160,958,776)

(Cost $157,801,000)		157,801,000

TOTAL INVESTMENTS – 100.1%

(Cost $1,036,303,748)		1,545,200,890

LIABILITIES LESS CASH AND OTHER ASSETS – (0.1)%		(1,317,853)

NET ASSETS – 100.0%		$1,543,883,037

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2017 Annual Report to Shareholders | 71

Schedules of Investments

Royce Special Equity Multi-Cap Fund
Common Stocks – 92.5%
	SHARES	VALUE

CONSUMER DISCRETIONARY – 24.1%
DISTRIBUTORS - 7.5%
Genuine Parts	85,000	$8,075,850

HOTELS, RESTAURANTS & LEISURE - 3.5%
McDonald’s Corporation	22,000	3,786,640

HOUSEHOLD DURABLES - 3.0%
Leggett & Platt	68,000	3,245,640

SPECIALTY RETAIL - 5.4%
Lowe’s Companies	63,500	5,901,690

TEXTILES, APPAREL & LUXURY GOODS - 4.7%
V.F. Corporation	68,500	5,069,000

Total (Cost $20,230,875)		26,078,820

CONSUMER STAPLES – 13.5%
FOOD PRODUCTS - 3.8%
Hormel Foods	112,000	4,075,680

HOUSEHOLD PRODUCTS - 9.7%
Kimberly-Clark	46,000	5,550,360
Procter & Gamble	53,500	4,915,580

		10,465,940

Total (Cost $14,032,094)		14,541,620

FINANCIALS – 1.4%
INSURANCE - 1.4%
Brown & Brown	29,000	1,492,340

Total (Cost $1,263,976)		1,492,340

INDUSTRIALS – 36.8%
AEROSPACE & DEFENSE - 6.6%
General Dynamics	18,500	3,763,825
United Technologies	27,000	3,444,390

		7,208,215

ELECTRICAL EQUIPMENT - 2.4%
Emerson Electric	37,000	2,578,530

INDUSTRIAL CONGLOMERATES - 5.6%
Carlisle Companies	38,500	4,375,525
3M	7,000	1,647,590

		6,023,115

MACHINERY - 19.6%
Cummins	12,600	2,225,664
Illinois Tool Works	53,500	8,926,475
Parker Hannifin	31,500	6,286,770
Stanley Black & Decker	22,500	3,818,025

		21,256,934

PROFESSIONAL SERVICES - 2.6%
ManpowerGroup	22,000	2,774,420

Total (Cost $23,139,411)		39,841,214

INFORMATION TECHNOLOGY – 14.1%
COMMUNICATIONS EQUIPMENT - 5.2%
Cisco Systems	147,000	5,630,100

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 8.9%
Apple	57,000	9,646,110

Total (Cost $7,677,284)		15,276,210

MATERIALS – 2.6%
CHEMICALS - 2.6%
NewMarket Corporation	7,100	2,821,469

Total (Cost $2,976,617)		2,821,469

TOTAL COMMON STOCKS

(Cost $69,320,257)		100,051,673

REPURCHASE AGREEMENT – 7.5%
Fixed Income Clearing Corporation, 0.20% dated 12/29/17, due 1/2/18, maturity value
$8,073,179 (collateralized by obligations of various U.S. Government Agencies, 0.875%
due 5/15/19, valued at $8,237,101)

(Cost $8,073,000)		$8,073,000

TOTAL INVESTMENTS – 100.0%

(Cost $77,393,257)		108,124,673

CASH AND OTHER ASSETS LESS LIABILITIES – 0.0%		34,754

NET ASSETS – 100.0%		$108,159,427

72 | The Royce Funds 2017 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

December 31, 2017

Royce Total Return Fund
Common Stocks – 98.2%
	SHARES	VALUE

CONSUMER DISCRETIONARY – 9.6%
AUTO COMPONENTS - 1.4%
Cooper Tire & Rubber	48,022	$1,697,577
Gentex Corporation	975,441	20,435,489
Nokian Renkaat	148,429	6,723,035
Standard Motor Products	84,156	3,779,446

		32,635,547

AUTOMOBILES - 1.5%
Thor Industries	235,187	35,447,385

DISTRIBUTORS - 0.3%
Weyco Group	243,324	7,231,589

DIVERSIFIED CONSUMER SERVICES - 0.3%
Capella Education	30,797	2,383,688
Liberty Tax Cl. A	436,616	4,802,776

		7,186,464

HOTELS, RESTAURANTS & LEISURE - 0.4%
Brinker International	36,370	1,412,611
Cheesecake Factory	168,241	8,105,851
Imvescor Restaurant Group	109,307	376,531

		9,894,993

HOUSEHOLD DURABLES - 1.5%
Bassett Furniture Industries	98,182	3,691,643
Ethan Allen Interiors	593,352	16,969,867
Flexsteel Industries	100,899	4,720,055
La-Z-Boy	385,718	12,034,402

		37,415,967

INTERNET & DIRECT MARKETING RETAIL - 0.1%
HSN	51,674	2,085,046

MEDIA - 1.1%
Gannett Company	279,717	3,241,920
Meredith Corporation	239,294	15,805,369
Saga Communications Cl. A	183,147	7,408,296

		26,455,585

MULTILINE RETAIL - 0.2%
Big Lots	34,194	1,919,993
Dillard’s Cl. A	33,893	2,035,275

		3,955,268

SPECIALTY RETAIL - 2.4%
Aaron’s	34,765	1,385,385
American Eagle Outfitters	846,437	15,913,016
Buckle (The)	130,266	3,093,817
Caleres	54,843	1,836,144
Cato Corporation (The) Cl. A	147,456	2,347,499
Children’s Place	34,719	5,046,407
DSW Cl. A	639,577	13,693,344
GameStop Corporation Cl. A	77,795	1,396,420
Shoe Carnival	453,093	12,120,238

		56,832,270

TEXTILES, APPAREL & LUXURY GOODS - 0.4%
J.G. Boswell Company [3]	1,048	743,032
Movado Group	73,240	2,358,328
Steven Madden [1]	150,559	7,031,105

		10,132,465

Total (Cost $155,036,064)		229,272,579

CONSUMER STAPLES – 3.0%
BEVERAGES - 0.1%
Compania Cervecerias Unidas ADR	87,717	2,594,669

FOOD & STAPLES RETAILING - 0.5%
Village Super Market Cl. A	521,937	11,968,015

FOOD PRODUCTS - 2.2%
Flowers Foods	289,606	5,592,292
Fresh Del Monte Produce	202,233	9,640,447
Hershey Creamery [3]	722	2,671,400
Lancaster Colony	108,770	14,054,172
Tootsie Roll Industries	557,008	20,275,091

		52,233,402

HOUSEHOLD PRODUCTS - 0.1%
WD-40 Company	16,453	1,941,454

PERSONAL PRODUCTS - 0.1%
Nu Skin Enterprises Cl. A	31,422	2,143,923

Total (Cost $48,068,584)		70,881,463

ENERGY – 3.4%
ENERGY EQUIPMENT & SERVICES - 2.7%
CARBO Ceramics [1]	99,038	1,008,207
Diamond Offshore Drilling [1,5]	158,467	2,945,901
Helmerich & Payne	205,749	13,299,615
Oceaneering International	66,211	1,399,701
Pason Systems	926,023	13,400,444
SEACOR Holdings	397,830	18,387,703
†SEACOR Marine Holdings [1,5]	269,802	3,156,683
TGS-NOPEC Geophysical	467,659	11,062,419

		64,660,673

OIL, GAS & CONSUMABLE FUELS - 0.7%
Boardwalk Pipeline Partners L.P.	172,759	2,230,319
Dorchester Minerals L.P.	255,932	3,890,166
Permian Basin Royalty Trust	715,852	6,349,607
Sabine Royalty Trust	9,401	419,285
San Juan Basin Royalty Trust	383,082	3,156,596

		16,045,973

Total (Cost $76,621,849)		80,706,646

FINANCIALS – 26.2%
BANKS - 7.8%
Ames National	263,190	7,329,841
Associated Banc-Corp	425,950	10,819,130
Bank of Hawaii	279,312	23,937,038
BLOM Bank GDR	225,597	2,865,082
BOK Financial	299,604	27,659,441
Camden National	204,690	8,623,590
Canadian Western Bank	560,861	17,512,963
City Holding Company	119,464	8,060,236
CNB Financial	257,320	6,752,077
Codorus Valley Bancorp	38,208	1,051,866
Farmers & Merchants Bank of Long Beach [3]	430	3,379,800
First Citizens BancShares Cl. A	64,839	26,130,117
First National Bank Alaska [3]	2,694	5,388,000
Landmark Bancorp	27,158	787,582
MidWestOne Financial Group	198,541	6,657,080
National Bankshares	147,790	6,717,056
Northrim BanCorp	191,195	6,471,951
Peapack-Gladstone Financial	477,835	16,733,782
Unity Bancorp	59,163	1,168,469

		188,045,101

CAPITAL MARKETS - 8.3%
AllianceBernstein Holding L.P.	391,687	9,811,759
Apollo Global Management LLC Cl. A	266,903	8,933,243
Ares Management L.P.	400,267	8,005,340
Ashmore Group	2,670,196	14,601,375

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2017 Annual Report to Shareholders | 73

Schedules of Investments

Royce Total Return Fund (continued)

	SHARES	VALUE

FINANCIALS (continued)
CAPITAL MARKETS (continued)
Associated Capital Group Cl. A	176,326	$6,012,717
Bolsa Mexicana de Valores	5,031,182	8,651,202
Cohen & Steers	289,371	13,684,355
Coronation Fund Managers	470,890	2,807,702
Edmond de Rothschild (Suisse)	219	4,153,098
Egyptian Financial Group-Hermes Holding
Company	1,038,708	1,378,713
Federated Investors Cl. B	565,575	20,405,946
GAMCO Investors Cl. A	232,630	6,897,479
Houlihan Lokey Cl. A	101,679	4,619,277
KKR & Co. L.P.	565,863	11,917,075
Moelis & Company Cl. A	178,387	8,651,769
Morningstar	29,992	2,908,324
MVC Capital	313,685	3,312,514
Oaktree Specialty Lending	258,811	1,265,586
Och-Ziff Capital Management Group LLC Cl. A	615,026	1,537,565
Oppenheimer Holdings Cl. A	107,876	2,891,077
Rothschild & Co	501,842	18,368,019
Teton Advisors Cl. A [3]	1,163	60,476
TMX Group	301,961	16,921,347
Value Partners Group	10,033,270	10,617,682
Vontobel Holding	64,993	4,101,638
Waddell & Reed Financial Cl. A	91,564	2,045,540
Westwood Holdings Group	74,329	4,921,323

		199,482,141

CONSUMER FINANCE - 0.1%
Nelnet Cl. A	41,642	2,281,149

DIVERSIFIED FINANCIAL SERVICES - 0.2%
First Pacific	638,477	433,814
Leucadia National	122,251	3,238,429

		3,672,243

INSURANCE - 8.4%
Alleghany Corporation [1]	45,030	26,841,933
American Financial Group	97,043	10,533,047
Assured Guaranty	287,414	9,734,712
Baldwin & Lyons Cl. B	240,045	5,749,078
E-L Financial	62,118	40,266,004
Employers Holdings	70,161	3,115,148
Erie Indemnity Cl. A	317,895	38,732,327
First American Financial	73,230	4,103,809
Gallagher (Arthur J.) & Co.	117,075	7,408,506
Horace Mann Educators	17,277	761,916
Mercury General	104,383	5,578,227
National Western Life Group Cl. A	7,802	2,582,618
Old Republic International	508,221	10,865,765
ProAssurance Corporation	175,621	10,036,740
Reinsurance Group of America	42,604	6,643,242
RLI Corp.	122,002	7,400,641
Selective Insurance Group	24,241	1,422,947
State Auto Financial	161,323	4,697,726
United Fire Group	25,439	1,159,510
Universal Insurance Holdings	87,285	2,387,245
White Mountains Insurance Group	2,179	1,854,939

		201,876,080

INVESTMENT COMPANIES - 0.1%
RIT Capital Partners	82,361	2,178,449

THRIFTS & MORTGAGE FINANCE - 1.3%
Genworth MI Canada	548,302	18,974,652
Southern Missouri Bancorp	18,974	713,233
Timberland Bancorp	58,173	1,544,493
TrustCo Bank Corp. NY	975,937	8,978,620

		30,210,998

Total (Cost $350,498,172)		627,746,161

HEALTH CARE – 3.5%
HEALTH CARE EQUIPMENT & SUPPLIES - 2.9%
Analogic Corporation	130,972	10,968,905
Atrion Corporation	8,312	5,241,547
Hill-Rom Holdings	270,359	22,788,560
Meridian Bioscience	141,351	1,978,914
Teleflex	119,313	29,687,461

		70,665,387

HEALTH CARE PROVIDERS & SERVICES - 0.4%
Aceto Corporation	43,150	445,739
Chemed Corporation	18,667	4,536,454
Ensign Group (The)	195,123	4,331,731

		9,313,924

PHARMACEUTICALS - 0.2%
Recordati	94,894	4,215,326

Total (Cost $30,809,606)		84,194,637

INDUSTRIALS – 26.7%
AEROSPACE & DEFENSE - 1.0%
HEICO Corporation	243,102	22,936,674

AIR FREIGHT & LOGISTICS - 0.9%
Expeditors International of Washington	334,826	21,659,894

BUILDING PRODUCTS - 1.1%
A. O. Smith Corporation	308,249	18,889,499
Apogee Enterprises	163,047	7,456,139

		26,345,638

COMMERCIAL SERVICES & SUPPLIES - 4.8%
ABM Industries	462,443	17,443,350
Deluxe Corporation	30,874	2,372,358
Ennis	163,629	3,395,302
Herman Miller	253,122	10,137,536
HNI Corporation	340,396	13,129,074
Kimball International Cl. B	1,126,633	21,034,238
McGrath RentCorp	276,446	12,987,433
MSA Safety	147,813	11,458,464
Ritchie Bros. Auctioneers	642,343	19,225,326
Tetra Tech	20,496	986,882
UniFirst Corporation	19,261	3,176,139

		115,346,102

CONSTRUCTION & ENGINEERING - 1.0%
Comfort Systems USA	221,178	9,654,420
EMCOR Group	51,357	4,198,435
KBR	379,667	7,528,796
Valmont Industries	12,981	2,152,899

		23,534,550

ELECTRICAL EQUIPMENT - 2.4%
EnerSys	132,364	9,216,505
Hubbell Cl. B	209,573	28,363,610
LSI Industries	862,285	5,932,521
Preformed Line Products	202,482	14,386,346

		57,898,982

INDUSTRIAL CONGLOMERATES - 0.7%
Raven Industries	482,462	16,572,570

74 | The Royce Funds 2017 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

December 31, 2017

Royce Total Return Fund (continued)

	SHARES	VALUE

INDUSTRIALS (continued)
MACHINERY - 10.5%
Alamo Group	28,740	$3,243,884
American Railcar Industries	202,421	8,428,810
Federal Signal	168,256	3,380,263
Franklin Electric	589,597	27,062,502
Gorman-Rupp Company (The)	411,267	12,835,643
Greenbrier Companies (The)	46,392	2,472,693
Hillenbrand	24,064	1,075,661
Kadant	22,650	2,274,060
Lincoln Electric Holdings	141,715	12,978,260
Lindsay Corporation	143,818	12,684,748
Miller Industries	331,360	8,549,088
Mueller (Paul) Company [1,3,6]	100,714	3,927,846
Mueller Industries	334,321	11,844,993
Nordson Corporation	144,328	21,129,619
Standex International	40,308	4,105,370
Starrett (L.S.) Company (The) Cl. A [6]	439,557	3,780,190
Sun Hydraulics	146,090	9,450,562
Tennant Company	441,245	32,056,449
Timken Company (The)	24,664	1,212,236
Trinity Industries	542,653	20,327,781
Wabash National	764,018	16,579,191
Woodward	422,928	32,370,909

		251,770,758

MARINE - 1.1%
Clarkson	676,971	26,138,300

PROFESSIONAL SERVICES - 2.8%
Exponent	56,714	4,032,365
Forrester Research	36,977	1,634,383
Heidrick & Struggles International	430,394	10,566,173
Insperity	52,352	3,002,387
Korn/Ferry International	124,452	5,149,824
ManpowerGroup	310,757	39,189,565
Resources Connection	5,012	77,435
Robert Half International	82,549	4,584,772

		68,236,904

ROAD & RAIL - 0.3%
Werner Enterprises	175,598	6,786,863

TRADING COMPANIES & DISTRIBUTORS - 0.1%
Applied Industrial Technologies	43,150	2,938,515

Total (Cost $268,275,001)		640,165,750

INFORMATION TECHNOLOGY – 6.4%
COMMUNICATIONS EQUIPMENT - 0.2%
ADTRAN	126,880	2,455,128
TESSCO Technologies	39,149	788,852

		3,243,980

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 3.5%
AVX Corporation	810,714	14,025,352
Bel Fuse Cl. A	19,293	421,166
Methode Electronics	527,596	21,156,600
National Instruments	239,271	9,960,852
PC Connection	525,053	13,761,639
Systemax	195,338	6,498,896
Vishay Intertechnology	874,603	18,148,012

		83,972,517

IT SERVICES - 0.4%
Convergys Corporation	292,028	6,862,658
MAXIMUS	47,442	3,395,898

		10,258,556

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 1.5%
MKS Instruments	353,534	33,408,963
Xperi	55,763	1,360,617

		34,769,580

SOFTWARE - 0.4%
Ebix	46,674	3,698,915
Fair Isaac	42,072	6,445,430

		10,144,345

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 0.4%
Diebold Nixdorf	618,934	10,119,571

Total (Cost $101,878,109)		152,508,549

MATERIALS – 13.6%
CHEMICALS - 6.8%
Albemarle Corporation	231,478	29,603,721
Balchem Corporation	296,400	23,889,840
Cabot Corporation	313,688	19,320,044
Chase Corporation	236,055	28,444,627
FutureFuel Corporation	201,809	2,843,489
Innospec	28,121	1,985,343
Quaker Chemical	309,883	46,727,258
Trinseo	31,709	2,302,073
Umicore	187,280	8,849,807

		163,966,202

CONSTRUCTION MATERIALS - 0.7%
Ash Grove Cement [3]	31,781	16,343,379

CONTAINERS & PACKAGING - 1.8%
AptarGroup	99,638	8,596,767
Greif Cl. A	190,842	11,561,208
Mayr-Melnhof Karton	51,743	7,605,235
Sonoco Products	282,604	15,017,577

		42,780,787

METALS & MINING - 3.4%
Agnico Eagle Mines	56,937	2,629,351
Alamos Gold Cl. A	207,066	1,349,141
Allegheny Technologies [1,5]	209,883	5,066,576
Ampco-Pittsburgh	129,724	1,608,578
Carpenter Technology	120,067	6,122,216
Compass Minerals International	211,744	15,298,504
Ferroglobe [1]	491,662	7,964,924
Ferroglobe (Warranty Insurance Trust) [1,4]	569,803	0
Franco-Nevada Corporation	69,207	5,533,100
Gold Fields ADR	1,283,616	5,519,549
Haynes International	256,215	8,211,691
Reliance Steel & Aluminum	26,231	2,250,357
Royal Gold	17,277	1,418,787
Schnitzer Steel Industries Cl. A	108,959	3,650,126
Worthington Industries	323,267	14,243,144

		80,866,044

PAPER & FOREST PRODUCTS - 0.9%
Deltic Timber	122,867	11,248,474
Domtar Corporation	101,429	5,022,764
Neenah Paper	33,839	3,067,505
Pope Resources L.P.	12,575	876,478
Resolute Forest Products [1,5]	86,300	953,615
Schweitzer-Mauduit International	34,824	1,579,617

		22,748,453

Total (Cost $136,231,214)		326,704,865

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	THE Royce Funds 2017 Annual Report to Shareholders | 75

December 31, 2017
Schedules of Investments

Royce Total Return Fund (continued)

	SHARES	VALUE

REAL ESTATE – 0.1%
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS) - 0.1%
Lexington Realty Trust	316,111	$3,050,471

Total (Cost $1,826,355)		3,050,471

TELECOMMUNICATION SERVICES – 0.9%
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.4%
ATN International	179,785	9,934,919

WIRELESS TELECOMMUNICATION SERVICES - 0.5%
Telephone and Data Systems	456,558	12,692,313

Total (Cost $15,256,043)		22,627,232

UTILITIES – 2.5%
ELECTRIC UTILITIES - 0.4%
ALLETE	142,848	10,622,177

GAS UTILITIES - 0.3%
Star Group L.P.	650,020	6,987,715

WATER UTILITIES - 1.8%
Aqua America	434,281	17,036,844
SJW	338,575	21,611,242
York Water	143,801	4,874,854

		43,522,940

Total (Cost $24,950,137)		61,132,832

MISCELLANEOUS[2] – 2.3%

Total (Cost $52,173,113)		54,838,393

TOTAL COMMON STOCKS

(Cost $1,261,624,247)		2,353,829,578

	PRINCIPAL
	AMOUNT

CORPORATE BOND – 0.2%
Unit Corporation 6.625%
due 5/15/21

(Cost $3,829,096)	$4,411,900	4,444,989

REPURCHASE AGREEMENT – 1.4%
Fixed Income Clearing Corporation, 0.20% dated 12/29/17, due 1/2/18, maturity value
$33,008,734 (collateralized by obligations of various U.S. Government Agencies, 0.875%-
1.625% due 4/30/19-5/15/19, valued at $33,669,006)

(Cost $33,008,000)		$33,008,000

COLLATERAL RECEIVED FOR SECURITIES LOANED – 0.1%
Money Market Funds
Federated Government Obligations Fund (7 day yield-1.1385%)		1,599,553

TOTAL COLLATERAL RECEIVED FOR SECURITIES LOANED

(Cost $1,599,553)		1,599,553

TOTAL INVESTMENTS – 99.9%

(Cost $1,300,060,896)		2,392,882,120

CASH AND OTHER ASSETS LESS LIABILITIES – 0.1%		2,975,199

NET ASSETS – 100.0%		$2,395,857,319

†	New additions in 2017.
[1]	Non-income producing.
[2]	Includes securities first acquired in 2017 and less than 1% of net assets.
[3]	These securities are defined as Level 2 securities due to fair value being based on quoted prices for similar securities. See Notes to Financial Statements.
[4]	Securities for which market quotations are not readily available represent 0.0%, 0.4%, 0.0% and 0.0% of net assets for Royce Low-Priced Stock Fund, Royce Micro-Cap Fund, Royce Small/Mid-Cap Premier Fund and Royce Total Return Fund. These securities have been valued at their fair value under procedures approved by the Fund’s Board of Trustees. These securities are defined as Level 3 securities due to the use of significant unobservable inputs in the determination of fair value. See Notes to Financial Statements.
[5]	All or a portion of these securities were on loan at December 31, 2017.
[6]	At December 31, 2017, the Fund owned 5% or more of the Company’s outstanding voting securities thereby making the Company an Affiliated Company as that term is defined in the Investment Company Act of 1940. See Notes to Financial Statements.

Securities of International Funds are categorized by the country of their headquarters, with the exception of exchange-traded funds.

Bold indicates a Fund’s 20 largest equity holdings in terms of December 31, 2017, market value.

76 | The Royce Funds 2017 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Statements of Assets and Liabilities	December 31, 2017

		Royce Global
	Royce Dividend	Financial Services	Royce International	Royce International
	Value Fund	Fund	Micro-Cap Fund	Premier Fund

ASSETS:
Investments at value

Non-Affiliated Companies	$179,975,582	$55,342,665	$7,443,843	$155,772,528

Repurchase agreements (at cost and value)	3,733,000	486,000	570,000	7,125,000

Cash and foreign currency	417	94	13,029	184,440

Receivable for investments sold	225,460	–	–	381,680

Receivable for capital shares sold	117,154	102,687	280	909,167

Receivable for dividends and interest	164,355	97,685	5,255	287,181

Prepaid expenses and other assets	1,142	520	55	734

Total Assets	184,217,110	56,029,651	8,032,462	164,660,730

LIABILITIES:
Payable for investments purchased	58,455	–	36,504	2,862,962

Payable for capital shares redeemed	385,384	35,308	6,864	22,452

Payable for investment advisory fees	119,926	37,983	–	123,310

Payable for trustees’ fees	5,580	1,427	195	3,587

Accrued expenses	151,286	75,351	35,176	207,188

Deferred capital gains tax	–	74,668	1,004	413,561

Total Liabilities	720,631	224,737	79,743	3,633,060

Net Assets	$183,496,479	$55,804,914	$7,952,719	$161,027,670

ANALYSIS OF NET ASSETS:
Paid-in capital	$109,951,482	$41,734,382	$7,043,286	$202,559,021

Undistributed net investment income (loss)	1	(704,412)	(38,429)	(2,062,792)

Accumulated net realized gain (loss) on investments and foreign currency	5,128,873	1,506,050	37,013	(68,266,860)

Net unrealized appreciation (depreciation) on investments and foreign currency	68,416,123	13,268,894	910,849	28,798,301

Net Assets	$183,496,479	$55,804,914	$7,952,719	$161,027,670

Investment Class	$121,209,281			$103,031,653

Service Class	59,640,809	$47,196,819	$7,952,719	48,641,987

Consultant Class	1,533,886			9,281,323

Institutional Class	1,112,503	8,608,095

R Class				72,707

SHARES OUTSTANDING (unlimited number of $.001 par value):

Investment Class	16,029,255			7,880,057

Service Class	7,681,187	4,466,047	632,517	3,117,815

Consultant Class	172,857			546,339

Institutional Class	149,080	633,905

R Class				5,804

NET ASSET VALUES (Net Assets ÷ Shares Outstanding):

Investment Class[1]	$7.56			$13.07

Service Class[1]	7.76	$10.57	$12.57	15.60

Consultant Class[2]	8.87			16.99

Institutional Class[3]	7.46	13.58

R Class[3]				12.53

Investments at identified cost	$111,559,397	$41,998,043	$6,532,065	$126,549,291

[1]	Offering and redemption price per share; shares held less than 30 days may be subject to a 1% redemption fee, or a 2% redemption fee (Royce International Micro-Cap Fund and Royce International Premier Fund), payable to the Fund.
[2]	Offering and redemption price per share; shares held less than 365 days may be subject to a 1% contingent deferred sales charge, payable to Royce Fund Services, LLC.
[3]	Offering and redemption price per share.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2017 Annual Report to Shareholders | 77

Statements of Assets and Liabilities

	Royce Low-Priced	Royce Micro-Cap	Royce Micro-Cap	Royce Opportunity
	Stock Fund	Fund	Opportunity Fund	Fund

ASSETS:
Investments at value (including collateral on loaned securities)[1]

Non-Affiliated Companies	$270,312,863	$200,499,932	$43,946,347	$1,530,204,041

Affiliated Companies	–	–	–	16,810,881

Repurchase agreements (at cost and value)	4,732,000	9,677,000	3,825,000	95,789,000

Cash and foreign currency	11,889	498	523	1,151

Receivable for investments sold	120,106	571,787	368,344	6,253,324

Receivable for capital shares sold	32,563	202,531	62,981	1,369,595

Receivable for dividends and interest	204,113	117,578	10,994	626,840

Prepaid expenses and other assets	–	937	560	8,352

Total Assets	275,413,534	211,070,263	48,214,749	1,651,063,184

LIABILITIES:
Payable for collateral on loaned securities	5,522,078	4,665,240	–	30,458,149

Payable for investments purchased	–	–	805,363	5,679,037

Payable for capital shares redeemed	322,715	760,339	211,036	4,079,034

Payable for investment advisory fees	230,813	220,917	40,070	1,369,399

Payable for trustees’ fees	6,868	6,164	1,326	41,042

Accrued expenses	640,889	206,322	35,027	512,363

Total Liabilities	6,723,363	5,858,982	1,092,822	42,139,024

Net Assets	$268,690,171	$205,211,281	$47,121,927	$1,608,924,160

ANALYSIS OF NET ASSETS:
Paid-in capital	$200,100,194	$159,398,119	$34,304,119	$1,291,303,997

Undistributed net investment income (loss)	(836,737)	(391,832)	(170)	(1,476,027)

Accumulated net realized gain (loss) on investments and foreign currency	4,126,629	2,000,301	2,319,705	9,981,929

Net unrealized appreciation (depreciation) on investments and foreign currency	65,300,085	44,204,693	10,498,273	309,114,261

Net Assets	$268,690,171	$205,211,281	$47,121,927	$1,608,924,160

Investment Class	$52,912,145	$166,934,712	$45,991,812	$805,659,955

Service Class	209,368,923	13,880,032	1,130,115	96,663,087

Consultant Class		24,396,537		20,573,689

Institutional Class	5,361,374			639,056,820

R Class	1,047,729			39,311,460

K Class				7,659,149

SHARES OUTSTANDING (unlimited number of $.001 par value):
Investment Class	6,230,008	14,341,256	2,327,155	59,341,206

Service Class	24,756,190	1,216,975	113,751	7,637,141

Consultant Class		2,682,008		1,838,670

Institutional Class	629,052			46,172,309

R Class	131,121			3,209,469

K Class				688,026

NET ASSET VALUES (Net Assets ÷ Shares Outstanding):
Investment Class[2]	$8.49	$11.64	$19.76	$13.58

Service Class[2]	8.46	11.41	9.93	12.66

Consultant Class[3]		9.10		11.19

Institutional Class[4]	8.52			13.84

R Class[4]	7.99			12.25

K Class[4]				11.13

Investments at identified cost	$205,012,786	$156,295,279	$33,448,073	$1,237,900,661

Market value of loaned securities	13,350,048	10,668,311	–	110,478,910

[1]	See Notes to Financial Statements for additional collateral on loaned securities.
[2]	Offering and redemption price per share; shares held less than 30 days may be subject to a 1% redemption fee, payable to the Fund.
[3]	Offering and redemption price per share; shares held less than 365 days may be subject to a 1% contingent deferred sales charge, payable to Royce Fund Services, LLC.
[4]	Offering and redemption price per share.

78 | The Royce Funds 2017 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

December 31, 2017

	Royce Pennsylvania		Royce Small-Cap	Royce Small-Cap
	Mutual Fund	Royce Premier Fund	Leaders Fund	Value Fund

ASSETS:
Investments at value (including collateral on loaned securities)[1]

Non-Affiliated Companies	$2,086,022,769	$2,112,814,982	$82,064,291	$234,414,158

Affiliated Companies	18,477,547	–	–	–

Repurchase agreements (at cost and value)	18,657,000	249,484,000	2,934,000	18,037,000

Cash and foreign currency	123,546	289,843	16,524	270

Receivable for investments sold	2,755,500	–	472,457	879,357

Receivable for capital shares sold	674,772	2,478,580	198,949	61,064

Receivable for dividends and interest	1,596,847	2,388,602	37,061	281,683

Prepaid expenses and other assets	2,628,858	11,649	294	1,662

Total Assets	2,130,936,839	2,367,467,656	85,723,576	253,675,194

LIABILITIES:
Payable for collateral on loaned securities	11,440,093	–	573,962	–

Payable for investments purchased	2,043,806	1,742,072	265,490	1,124,341

Payable for capital shares redeemed	4,589,761	2,230,132	134,209	356,697

Payable for investment advisory fees	1,388,842	2,002,878	73,025	216,344

Payable for trustees’ fees	64,261	63,122	2,848	10,032

Accrued expenses	1,103,928	1,616,996	116,496	289,394

Total Liabilities	20,630,691	7,655,200	1,166,030	1,996,808

Net Assets	$2,110,306,148	$2,359,812,456	$84,557,546	$251,678,386

ANALYSIS OF NET ASSETS:
Paid-in capital	$1,205,354,892	$1,078,540,818	$60,645,436	$203,479,891

Undistributed net investment income (loss)	(1,135,644)	(2)	(1,148)	72,017

Accumulated net realized gain (loss) on investments and foreign currency	57,724,199	107,693,725	3,332,648	5,067,131

Net unrealized appreciation (depreciation) on investments and foreign currency	848,362,701	1,173,577,915	20,580,610	43,059,347

Net Assets	$2,110,306,148	$2,359,812,456	$84,557,546	$251,678,386

Investment Class	$1,622,523,247	$1,978,847,046	$43,875,166	$66,094,178

Service Class	54,937,472	54,557,294	38,863,462	152,231,534

Consultant Class	361,568,467	31,488,950		13,111,327

Institutional Class	53,367,383	250,119,472		3,658,172

W Class		31,958,751

R Class	15,136,244	12,840,943	1,818,918	14,620,046

K Class	2,773,335			1,963,129

SHARES OUTSTANDING (unlimited number of $.001 par value):
Investment Class	154,189,700	119,188,226	6,576,520	6,504,132

Service Class	5,202,743	3,377,428	5,893,673	15,039,343

Consultant Class	42,740,724	2,384,601		1,447,254

Institutional Class	5,060,800	14,869,078		354,483

W Class		1,914,784

R Class	1,522,521	834,323	199,183	1,499,042

K Class	320,127			280,365

NET ASSET VALUES (Net Assets ÷ Shares Outstanding):
Investment Class[2]	$10.52	$16.60	$6.67	$10.16

Service Class[2]	10.56	16.15	6.59	10.12

Consultant Class[3]	8.46	13.21		9.06

Institutional Class[4]	10.55	16.82		10.32

W Class[4]		16.69

R Class[4]	9.94	15.39	9.13	9.75

K Class[4]	8.66			7.00

Investments at identified cost	$1,256,140,562	$939,223,197	$61,483,738	$191,354,812

Market value of loaned securities	50,769,264	13,008,758	1,447,486	5,571,411

[1]	See Notes to Financial Statements for additional collateral on loaned securities.
[2]	Offering and redemption price per share; shares held less than 30 days may be subject to a 1% redemption fee, payable to the Fund.
[3]	Offering and redemption price per share; shares held less than 365 days may be subject to a 1% contingent deferred sales charge, payable to Royce Fund Services, LLC.
[4]	Offering and redemption price per share.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2017 Annual Report to Shareholders | 79

Statements of Assets and Liabilities

		Royce Smaller-
	Royce Small/Mid-Cap	Companies Growth	Royce Special Equity
	Premier Fund	Fund	Fund

ASSETS:
Investments at value (including collateral on loaned securities)[1]

Non-Affiliated Companies	$180,310,281	$364,113,742	$972,452,018

Affiliated Companies	–	–	414,947,872

Repurchase agreements (at cost and value)	28,045,000	22,667,000	157,801,000

Cash and foreign currency	407	24,336	926

Receivable for investments sold	–	–	229,386

Receivable for capital shares sold	59,336	567,491	1,377,124

Receivable for dividends and interest	164,160	110,574	1,233,013

Prepaid expenses and other assets	1,211	1,576	8,578

Total Assets	208,580,395	387,484,719	1,548,049,917

LIABILITIES:
Payable for collateral on loaned securities	–	17,341,344	–

Payable for investments purchased	1,277,660	350,985	1,198,683

Payable for capital shares redeemed	438,460	1,394,471	854,755

Payable for investment advisory fees	149,217	316,292	1,318,559

Payable for trustees’ fees	5,925	11,086	42,364

Accrued expenses	104,444	290,319	752,519

Total Liabilities	1,975,706	19,704,497	4,166,880

Net Assets	$206,604,689	$367,780,222	$1,543,883,037

ANALYSIS OF NET ASSETS:
Paid-in capital	$148,825,632	$239,732,896	$1,021,238,151

Undistributed net investment income (loss)	2,410	(759,557)	9,620

Accumulated net realized gain (loss) on investments and foreign currency	6,339,607	31,719,874	13,738,124

Net unrealized appreciation (depreciation) on investments and foreign currency	51,437,040	97,087,009	508,897,142

Net Assets	$206,604,689	$367,780,222	$1,543,883,037

Investment Class	$81,549,185	$119,744,872	$1,142,224,311

Service Class	112,519,968	228,008,504	108,001,468

Consultant Class	10,327,757	10,118,692	46,653,731

Institutional Class		9,315,425	247,003,527

R Class	2,207,779	592,729

SHARES OUTSTANDING (unlimited number of $.001 par value):
Investment Class	5,208,353	10,952,062	52,408,398

Service Class	7,207,277	21,322,272	4,963,573

Consultant Class	933,939	1,090,387	2,349,437

Institutional Class		842,303	11,428,628

R Class	217,557	59,583

NET ASSET VALUES (Net Assets ÷ Shares Outstanding):
Investment Class[2]	$15.66	$10.93	$21.79

Service Class[2]	15.61	10.69	21.76

Consultant Class[3]	11.06	9.28	19.86

Institutional Class[4]		11.06	21.61

R Class[4]	10.15	9.95

Investments at identified cost	$128,872,218	$267,027,161	$878,502,748

Market value of loaned securities	–	46,552,572	–

[1]	See Notes to Financial Statements for additional collateral on loaned securities.
[2]	Offering and redemption price per share; shares held less than 30 days may be subject to a 1% redemption fee, payable to the Fund.
[3]	Offering and redemption price per share; shares held less than 365 days may be subject to a 1% contingent deferred sales charge, payable to Royce Fund Services, LLC.
[4]	Offering and redemption price per share.

80 | The Royce Funds 2017 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

December 31, 2017

	Royce Special Equity	Royce Total Return
	Multi-Cap Fund	Fund

ASSETS:
Investments at value (including collateral on loaned securities)[1]

Non-Affiliated Companies	$100,051,673	$2,352,166,084

Affiliated Companies	–	7,708,036

Repurchase agreements (at cost and value)	8,073,000	33,008,000

Cash and foreign currency	523	106,522

Receivable for investments sold	–	5,917,374

Receivable for capital shares sold	1,664	2,662,214

Receivable for dividends and interest	182,410	3,391,005

Prepaid expenses and other assets	1,028	14,778

Total Assets	108,310,298	2,404,974,013

LIABILITIES:
Payable for collateral on loaned securities	–	1,599,553

Payable for investments purchased	–	938,903

Payable for capital shares redeemed	20,000	3,149,675

Payable for investment advisory fees	74,974	2,041,415

Payable for trustees’ fees	3,049	73,756

Accrued expenses	52,848	1,313,392

Total Liabilities	150,871	9,116,694

Net Assets	$108,159,427	$2,395,857,319

ANALYSIS OF NET ASSETS:
Paid-in capital	$76,376,191	$1,276,140,381

Undistributed net investment income (loss)	253	1,717,903

Accumulated net realized gain (loss) on investments and foreign currency	1,051,567	25,186,633

Net unrealized appreciation (depreciation) on investments and foreign currency	30,731,416	1,092,812,402

Net Assets	$108,159,427	$2,395,857,319

Investment Class	$41,080,875	$1,550,893,238

Service Class	24,182,165	97,854,205

Consultant Class	4,189,956	247,914,202

Institutional Class	38,706,431	310,602,542

W Class		95,955,112

R Class		54,979,135

K Class		37,658,885

SHARES OUTSTANDING (unlimited number of $.001 par value):
Investment Class	2,628,413	114,188,006

Service Class	1,541,159	7,047,802

Consultant Class	411,021	17,768,208

Institutional Class	2,478,468	23,179,754

W Class		7,076,386

R Class		3,929,558

K Class		4,175,637

NET ASSET VALUES (Net Assets ÷ Shares Outstanding):
Investment Class[2]	$15.63	$13.58

Service Class[2]	15.69	13.88

Consultant Class[3]	10.19	13.95

Institutional Class[4]	15.62	13.40

W Class[4]		13.56

R Class[4]		13.99

K Class[4]		9.02

Investments at identified cost	$69,320,257	$1,267,052,896

Market value of loaned securities	–	5,345,893

[1]	See Notes to Financial Statements for additional collateral on loaned securities.
[2]	Offering and redemption price per share; shares held less than 30 days may be subject to a 1% redemption fee, payable to the Fund.
[3]	Offering and redemption price per share; shares held less than 365 days may be subject to a 1% contingent deferred sales charge, payable to Royce Fund Services, LLC.
[4]	Offering and redemption price per share.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2017 Annual Report to Shareholders | 81

Statements of Changes in Net Assets

			Royce Global Financial		Royce International
	Royce Dividend Value Fund		Services Fund		Micro-Cap Fund
	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/17	Year Ended 12/31/16

INVESTMENT OPERATIONS:
Net investment income (loss)	$2,280,180	$3,671,006	$471,327	$632,883	$53,380	$40,959

Net realized gain (loss) on investments and foreign currency	18,297,291	23,693,288	2,858,049	(622,546)	552,576	84,177

Net change in unrealized appreciation (depreciation) on investments and foreign currency	18,224,489	8,045,266	7,231,886	5,831,058	1,128,495	243,967

Net increase (decrease) in net assets from investment operations	38,801,960	35,409,560	10,561,262	5,841,395	1,734,451	369,103

DISTRIBUTIONS:
Net investment income

Investment Class	(1,688,912)	(1,603,952)

Service Class	(846,970)	(1,483,597)	(986,382)	(227,361)	(107,044)	(94,073)

Consultant Class	(4,237)	(6,858)

Institutional Class	(18,851)	(12,914)	(167,148)	(48,466)

Net realized gain on investments and foreign currency

Investment Class	(14,477,583)	(9,347,539)

Service Class	(7,304,418)	(10,322,532)	(662,198)	(113,915)	–	–

Consultant Class	(181,382)	(118,406)

Institutional Class	(130,731)	(73,032)	(120,249)	(13,575)

Return of capital

Investment Class	–	–

Service Class	–	–	–	–	–	(3,148)

Consultant Class	–	–

Institutional Class	–	–	–	–

Total distributions	(24,653,084)	(22,968,830)	(1,935,977)	(403,317)	(107,044)	(97,221)

CAPITAL SHARE TRANSACTIONS:
Net capital share transactions

Investment Class	16,740,068	(21,449,693)

Service Class	(64,897,762)	(59,138,290)	(3,795,110)	(12,648,330)	265,620	(314,555)

Consultant Class	(143,060)	(345,496)

Institutional Class	243,028	134,631	871,153	5,299,129

Shareholder redemption fees

Investment Class	685	149

Service Class	297	306	803	1,391	–	3

Net increase (decrease) in net assets from capital share transactions	(48,056,744)	(80,798,393)	(2,923,154)	(7,347,810)	265,620	(314,552)

Net Increase (Decrease) In Net Assets	(33,907,868)	(68,357,663)	5,702,131	(1,909,732)	1,893,027	(42,670)

NET ASSETS:

Beginning of year	217,404,347	285,762,010	50,102,783	52,012,515	6,059,692	6,102,362

End of year	$183,496,479	$217,404,347	$55,804,914	$50,102,783	$7,952,719	$6,059,692

Undistributed Net Investment Income (Loss) at End of Year	$1	$493,362	$(704,412)	$24,145	$(38,429)	$(15,542)

82 | The Royce Funds 2017 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

	Royce International Premier Fund		Royce Low-Priced Stock Fund		Royce Micro-Cap Fund
	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/17	Year Ended 12/31/16

INVESTMENT OPERATIONS: Net investment income (loss)	$237,349	$440,469	$(291,010)	$563,098	$(942,398)	$(315,442)

Net realized gain (loss) on investments and foreign currency	3,680,377	2,017,787	15,097,585	24,229,523	10,296,764	24,722,058

Net change in unrealized appreciation (depreciation) on investments and foreign currency	27,102,687	2,859,167	10,250,496	18,925,368	1,327,812	16,232,069

Net increase (decrease) in net assets from investment operations	31,020,413	5,317,423	25,057,071	43,717,989	10,682,178	40,638,685

DISTRIBUTIONS:
Net investment income

Investment Class	(1,090,465)	(578,473)	(85,079)	(153,381)	(86,233)	(860,802)

Service Class	(339,271)	(884,559)	–	(1,280,579)	–	(58,138)

Consultant Class	(16,145)	(74,632)			–	–

Institutional Class			–	(77,571)

R Class	(528)	(1,365)	–	(1,471)

K Class	–	(643)	–	(34,411)

Net realized gain on investments and foreign currency

Investment Class	–	(22,488)	(3,133,238)	(1,891,699)	(12,264,977)	(19,361,347)

Service Class	–	(37,565)	(13,190,619)	(23,339,027)	(1,040,573)	(1,732,575)

Consultant Class	–	(4,771)			(1,796,683)	(4,361,373)

Institutional Class			(510,913)	(1,002,506)

R Class	–	(61)	(63,719)	(92,435)

K Class	–	(27)	–	(400,675)

Return of capital

Investment Class	–	(2,096)	–	–	–	–

Service Class	–	(3,224)	–	–	–	–

Consultant Class	–	(282)			–	–

Institutional Class			–	–

R Class	–	(5)	–	–

K Class	–	(2)	–	–

Total distributions	(1,446,409)	(1,610,193)	(16,983,568)	(28,273,755)	(15,188,466)	(26,374,235)

CAPITAL SHARE TRANSACTIONS:
Net capital share transactions

Investment Class	70,906,431	(7,619,217)	30,348,947	(7,100,958)	(22,312,303)	(38,591,832)

Service Class	(5,164,114)	(6,346,690)	(80,488,211)	(50,040,199)	(3,223,507)	(4,084,325)

Consultant Class	2,132,432	(1,615,137)			(8,442,359)	(8,726,715)

Institutional Class			(7,324,047)	(25,653,966)

R Class	1,636	11,570	(11,249)	(159,633)

K Class	(24,050)	672	(1,100,085)	(145,351)

Value of shares issued in connection with the merger of Royce European Small-Cap Fund and Royce Global Value Fund		62,822,434

Shareholder redemption fees

Investment Class	124	758	1	–	101	70

Service Class	1,070	268	1,313	69	1	–

Net increase (decrease) in net assets from capital share transactions	67,853,529	47,254,658	(58,573,331)	(83,100,038)	(33,978,067)	(51,402,802)

Net Increase (Decrease) In Net Assets	97,427,533	50,961,888	(50,499,828)	(67,655,804)	(38,484,355)	(37,138,352)

NET ASSETS:

Beginning of year	63,600,137	12,638,249	319,189,999	386,845,803	243,695,636	280,833,988

End of year	$161,027,670	$63,600,137	$268,690,171	$319,189,999	$205,211,281	$243,695,636

Undistributed Net Investment Income (Loss) at End of Year	$(2,062,792)	$(919,994)	$(836,737)	$(517,803)	$(391,832)	$(888,336)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2017 Annual Report to Shareholders | 83

Statements of Changes in Net Assets

	Royce Micro-Cap Opportunity Fund		Royce Opportunity Fund		Royce Pennsylvania Mutual Fund
	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/17	Year Ended 12/31/16

INVESTMENT OPERATIONS:
Net investment income (loss)	$(367,349)	$(220,205)	$(4,431,770)	$(2,560,355)	$6,440,543	$11,458,260

Net realized gain (loss) on investments and foreign currency	7,858,653	(446,685)	216,170,387	81,399,272	488,742,487	382,217,946

Net change in unrealized appreciation (depreciation) on investments and foreign currency	3,535,862	9,869,805	90,098,545	286,652,783	(154,036,247)	196,021,249

Net increase (decrease) in net assets from investment operations	11,027,166	9,202,915	301,837,162	365,491,700	341,146,783	589,697,455

DISTRIBUTIONS:
Net investment income

Investment Class	–	–	–	–	(7,987,534)	(5,686,548)

Service Class	–	–	–	–	–	(89,747)

Consultant Class			–	–	–	–

Institutional Class			–	–	(388,357)	(1,114,871)

R Class			–	–	–	–

K Class			–	–	–	–

Net realized gain on investments and foreign currency

Investment Class	(3,626,362)	–	(108,241,208)	(49,065,228)	(285,042,653)	(107,426,917)

Service Class	(92,454)	–	(12,864,359)	(5,193,491)	(10,218,444)	(6,455,759)

Consultant Class			(2,689,459)	(1,647,105)	(63,150,785)	(31,772,229)

Institutional Class			(83,520,830)	(37,279,779)	(12,499,024)	(16,986,455)

R Class			(5,143,569)	(2,795,339)	(2,671,936)	(1,169,369)

K Class			(1,024,733)	(525,822)	(494,633)	(247,212)

Total distributions	(3,718,816)	–	(213,484,158)	(96,506,764)	(382,453,366)	(170,949,107)

CAPITAL SHARE TRANSACTIONS:
Net capital share transactions

Investment Class	(6,319,564)	1,678,178	9,573,855	(130,921,772)	(542,378)	(525,830,125)

Service Class	3,024	(400,240)	18,697,997	(40,726,682)	(45,893,771)	(14,214,408)

Consultant Class			(1,650,429)	(1,846,769)	(29,481,038)	(70,571,044)

Institutional Class			19,603,227	(125,523,167)	(210,408,701)	(328,652,837)

R Class			(1,661,406)	(127,892)	(1,566,030)	(4,149,765)

K Class			613,559	(4,132,187)	(330,664)	(1,338,061)

Shareholder redemption fees

Investment Class	40	412	882	1,530	3,623	22,510

Service Class	268	24	1,535	124	3,258	2,869

Net increase (decrease) in net assets from capital share transactions	(6,316,232)	1,278,374	45,179,220	(303,276,815)	(288,215,701)	(944,730,861)

Net Increase (Decrease) In Net Assets	992,118	10,481,289	133,532,224	(34,291,879)	(329,522,284)	(525,982,513)

NET ASSETS:

Beginning of year	46,129,809	35,648,520	1,475,391,936	1,509,683,815	2,439,828,432	2,965,810,945

End of year	$47,121,927	$46,129,809	$1,608,924,160	$1,475,391,936	$2,110,306,148	$2,439,828,432

Undistributed Net Investment Income (Loss) at End of Year	$(170)	$–	$(1,476,027)	$(443,702)	$(1,135,644)	$(1,728,050)

84 | The Royce Funds 2017 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

	Royce Premier Fund		Royce Small-Cap Leaders Fund		Royce Small-Cap Value Fund
	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/17	Year Ended 12/31/16

INVESTMENT OPERATIONS:
Net investment income (loss)	$(492,893)	$7,651,793	$416,289	$479,509	$847,504	$2,821,887

Net realized gain (loss) on investments and foreign currency	459,154,057	268,086,942	13,922,956	6,469,616	25,191,109	10,075,800

Net change in unrealized appreciation (depreciation) on investments and foreign currency	29,910,588	183,886,343	(5,697,082)	15,358,937	(24,332,356)	77,277,716

Net increase (decrease) in net assets from investment operations	488,571,752	459,625,078	8,642,163	22,308,062	1,706,257	90,175,403

DISTRIBUTIONS:
Net investment income

Investment Class	(1,809,066)	(4,446,718)	(283,985)	(365,134)	(381,978)	(574,909)

Service Class	–	–	(137,349)	(263,257)	(408,089)	(1,164,815)

Consultant Class	–	–			–	–

Institutional Class	(410,543)	(816,383)			(7,395)	(1,204,138)

W Class	–	(358,070)

R Class	–	–	–	(1,756)	–	(50,816)

K Class		(36,010)	–	(1,370)	(2,874)	(4,294)

Net realized gain on investments and foreign currency

Investment Class	(267,764,787)	(211,537,353)	(6,411,507)	(4,574,543)	(2,247,083)	(3,534,812)

Service Class	(7,252,558)	(5,326,941)	(5,651,383)	(4,826,822)	(5,138,678)	(10,330,776)

Consultant Class	(4,144,802)	(4,519,182)			(444,590)	(880,547)

Institutional Class	(33,418,762)	(28,846,485)			(134,011)	(6,259,269)

W Class	(4,597,603)	(18,160,148)

R Class	(1,727,921)	(1,735,767)	(257,152)	(130,446)	(500,452)	(902,982)

K Class		(1,812,751)	–	(34,032)	(68,590)	(206,890)

Total distributions	(321,126,042)	(277,595,808)	(12,741,376)	(10,197,360)	(9,333,740)	(25,114,248)

CAPITAL SHARE TRANSACTIONS:
Net capital share transactions

Investment Class	81,514,928	(386,079,798)	(1,951,684)	(7,875,386)	(6,999,180)	(14,802,713)

Service Class	4,336,691	(19,076,174)	(9,943,272)	(13,442,897)	(61,247,469)	(68,631,289)

Consultant Class	(2,058,012)	(3,272,047)			(3,351,678)	(4,054,963)

Institutional Class	(15,282,802)	(67,646,777)			(115,759,482)	(42,386,309)

W Class	(133,231,371)	(59,256,198)

R Class	(2,049,376)	(3,305,881)	34,966	(27,116)	(3,502,573)	(3,390,856)

K Class		(1,330,635)	(507,282)	98,793	(1,014,434)	(3,533,475)

Shareholder redemption fees

Investment Class	1,501	7,363	–	–	2	1,133

Service Class	210	–	9	72	215	559

Net increase (decrease) in net assets from capital share transactions	(66,768,231)	(539,960,147)	(12,367,263)	(21,246,534)	(191,874,599)	(136,797,913)

Net Increase (Decrease) In Net Assets	100,677,479	(357,930,877)	(16,466,476)	(9,135,832)	(199,502,082)	(71,736,758)

NET ASSETS:

Beginning of year	2,259,134,977	2,617,065,854	101,024,022	110,159,854	451,180,468	522,917,226

End of year	$2,359,812,456	$2,259,134,977	$84,557,546	$101,024,022	$251,678,386	$451,180,468

Undistributed Net Investment Income (Loss) at End of Year	$(2)	$214,996	$(1,148)	$(1,150)	$72,017	$118,424

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2017 Annual Report to Shareholders | 85

Statements of Changes in Net Assets

			Royce Smaller-Companies
	Royce Small/Mid-Cap Premier Fund		Growth Fund		Royce Special Equity Fund
	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/17	Year Ended 12/31/16

INVESTMENT OPERATIONS:
Net investment income (loss)	$255,723	$80,363	$(3,551,983)	$(3,233,602)	$7,799,885	$14,034,085

Net realized gain (loss) on investments and foreign currency	27,250,361	17,403,296	79,279,642	43,532,996	93,712,628	144,372,440

Net change in unrealized appreciation (depreciation) on investments and foreign currency	12,933,995	20,044,069	(9,991,302)	(8,118,296)	12,284,811	258,157,824

Net increase (decrease) in net assets from investment operations	40,440,079	37,527,728	65,736,357	32,181,098	113,797,324	416,564,349

DISTRIBUTIONS:
Net investment income

Investment Class	(118,389)	(349,595)	–	–	(5,996,532)	(10,976,670)

Service Class	–	(225,517)	–	–	(342,321)	(927,113)

Consultant Class	–	–	–	–	–	(98,531)

Institutional Class			–	–	(1,491,423)	(2,208,722)

R Class	–	–	–	–

K Class	–	(8,467)	–	–

Net realized gain on investments and foreign currency

Investment Class	(9,480,846)	(2,986,270)	(21,690,840)	(10,605,399)	(87,581,521)	(77,675,819)

Service Class	(13,095,068)	(4,072,137)	(40,468,096)	(30,194,249)	(8,430,728)	(8,070,542)

Consultant Class	(1,217,825)	(538,174)	(1,837,925)	(1,333,802)	(3,556,231)	(3,479,624)

Institutional Class			(1,658,704)	(2,047,317)	(18,778,224)	(14,305,337)

R Class	(253,421)	(97,583)	(121,248)	(89,046)

K Class	–	(203,617)	–	(38,133)

Total distributions	(24,165,549)	(8,481,360)	(65,776,813)	(44,307,946)	(126,176,980)	(117,742,358)

CAPITAL SHARE TRANSACTIONS:
Net capital share transactions

Investment Class	(11,893,481)	(13,714,678)	25,645,877	(38,505,792)	(73,416,864)	(99,953,704)

Service Class	(17,897,723)	(15,044,344)	(60,569,518)	(116,353,750)	(18,993,676)	(6,665,803)

Consultant Class	(2,055,396)	(901,650)	(326,137)	(3,295,302)	(3,257,402)	(281,055)

Institutional Class			(12,235,750)	(17,982,903)	41,944,286	(43,764,912)

R Class	140,638	(613,184)	(199,205)	(63,492)

K Class	(4,272,121)	(235,717)	(210,263)	(78,318)

Shareholder redemption fees

Investment Class	56	2	2	30,251	4,736	22,992

Service Class	31	8	1,059	268	874	1,222

Net increase (decrease) in net assets from capital share transactions	(35,977,996)	(30,509,563)	(47,893,935)	(176,249,038)	(53,718,046)	(150,641,260)

Net Increase (Decrease) In Net Assets	(19,703,466)	(1,463,195)	(47,934,391)	(188,375,886)	(66,097,702)	148,180,731

NET ASSETS:

Beginning of year	226,308,155	227,771,350	415,714,613	604,090,499	1,609,980,739	1,461,800,008

End of year	$206,604,689	$226,308,155	$367,780,222	$415,714,613	$1,543,883,037	$1,609,980,739

Undistributed Net Investment Income (Loss) at End of Year	$2,410	$(12,969)	$(759,557)	$180,029	$9,620	$40,011

86 | The Royce Funds 2017 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

	Royce Special Equity
	Multi-Cap Fund		Royce Total Return Fund
	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/17	Year Ended 12/31/16

INVESTMENT OPERATIONS:
Net investment income (loss)	$971,383	$1,281,579	$23,921,732	$27,331,086

Net realized gain (loss) on investments and foreign currency	3,720,016	4,070,033	408,831,782	283,268,348

Net change in unrealized appreciation (depreciation) on investments and foreign currency	11,167,655	9,868,313	(108,501,062)	329,870,012

Net increase (decrease) in net assets from investment operations	15,859,054	15,219,925	324,252,452	640,469,446

DISTRIBUTIONS:
Net investment income

Investment Class	(391,717)	(444,817)	(14,671,278)	(28,673,118)

Service Class	(152,606)	(339,957)	(628,984)	(1,495,071)

Consultant Class	(21,715)	(44,532)	–	(99,265)

Institutional Class	(413,349)	(461,530)	(4,157,749)	(7,497,123)

W Class			(752,370)	(1,459,406)

R Class			(128,596)	(302,414)

K Class			(139,421)	(564,903)

Net realized gain on investments and foreign currency

Investment Class	(778,005)	–	(185,609,966)	(138,580,935)

Service Class	(455,851)	–	(11,988,461)	(10,479,295)

Consultant Class	(81,754)	–	(29,213,594)	(19,570,898)

Institutional Class	(752,887)	–	(36,590,353)	(31,762,325)

W Class			(11,357,934)	(6,018,247)

R Class			(6,415,999)	(3,941,629)

K Class			(4,389,812)	(4,383,947)

Total distributions	(3,047,884)	(1,290,836)	(306,044,517)	(254,828,576)

CAPITAL SHARE TRANSACTIONS:
Net capital share transactions

Investment Class	1,984,319	(13,753,944)	(295,781,143)	(250,310,152)

Service Class	(16,693,774)	(14,795,597)	(45,762,084)	(11,414,322)

Consultant Class	(1,317,152)	(2,264,766)	(19,333,580)	(32,394,591)

Institutional Class	(3,303,018)	(3,754,867)	(116,618,839)	(21,328,585)

W Class			16,885,446	(53,411,042)

R Class			1,068,022	(3,978,781)

K Class			(3,354,130)	(28,303,584)

Shareholder redemption fees

Investment Class	195	30	1,178	3,889

Service Class	3	84	3,101	614

Net increase (decrease) in net assets from capital share transactions	(19,329,427)	(34,569,060)	(462,892,029)	(401,136,554)

Net Increase (Decrease) In Net Assets	(6,518,257)	(20,639,971)	(444,684,094)	(15,495,684)

NET ASSETS:

Beginning of year	114,677,684	135,317,655	2,840,541,413	2,856,037,097

End of year	$108,159,427	$114,677,684	$2,395,857,319	$2,840,541,413

Undistributed Net Investment Income (Loss) at End of Year	$253	$8,257	$1,717,903	$(168,435)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2017 Annual Report to Shareholders | 87

Statements of Operations

		Royce Global
	Royce Dividend	Financial Services	Royce International	Royce International
	Value Fund	Fund	Micro-Cap Fund	Premier Fund

INVESTMENT INCOME:
INCOME:

Dividends	$4,779,591	$1,284,316	$184,895	$1,684,587

Foreign withholding tax	(157,144)	(62,547)	(14,479)	(119,441)

Interest	24,742	1,262	511	11,372

Securities lending	130	–	–	–

Total income	4,647,319	1,223,031	170,927	1,576,518

EXPENSES:

Investment advisory fees	1,699,426	526,879	89,594	972,160

Distribution fees	249,458	113,190	17,919	182,299

Shareholder servicing	260,629	76,447	14,205	142,892

Shareholder reports	70,798	12,823	(1,562)	22,856

Administrative and office facilities	58,304	14,036	1,813	20,756

Audit	57,725	35,756	25,997	73,257

Registration	57,232	41,211	19,307	52,678

Custody	55,642	36,161	48,438	78,564

Trustees’ fees	21,928	5,488	722	8,481

Legal	5,559	1,300	167	1,934

Other expenses	15,968	6,382	1,013	6,272

Total expenses	2,552,669	869,673	217,613	1,562,149

Compensating balance credits	(3,022)	(356)	(78)	(848)

Fees waived by investment adviser and distributor	(148,181)	(83,236)	(96,045)	(56,967)

Expenses reimbursed by investment adviser	(34,327)	(34,377)	(3,943)	(165,165)

Net expenses	2,367,139	751,704	117,547	1,339,169

Net investment income (loss)	2,280,180	471,327	53,380	237,349

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
NET REALIZED GAIN (LOSS):

Investments	18,265,339	2,856,089	557,593	3,682,046

Foreign currency transactions	31,952	1,960	(5,017)	(1,669)

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION):

Investments and foreign currency translations	18,220,002	7,305,176	1,129,400	27,426,689

Other assets and liabilities denominated in foreign currency	4,487	(73,290)	(905)	(324,002)

Net realized and unrealized gain (loss) on investments and foreign currency	36,521,780	10,089,935	1,681,071	30,783,064

NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	$38,801,960	$10,561,262	$1,734,451	$31,020,413

88 | The Royce Funds 2017 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Year Ended December 31, 2017

	Royce Low-Priced	Royce Micro-Cap	Royce Micro-Cap	Royce Opportunity
	Stock Fund	Fund	Opportunity Fund	Fund

INVESTMENT INCOME:
INCOME:

Dividends	$3,502,846	$2,332,461	$237,370	$12,250,196

Foreign withholding tax	14,471	(48,527)	–	–

Interest	22,444	17,240	2,868	122,506

Securities lending	359,026	370,507	–	1,231,038

Total income	3,898,787	2,671,681	240,238	13,603,740

EXPENSES:

Investment advisory fees	2,868,000	2,766,708	487,886	15,181,518

Distribution fees	631,074	323,661	2,610	629,738

Shareholder servicing	424,026	253,197	51,657	1,094,625

Shareholder reports	88,614	99,211	4,127	179,167

Administrative and office facilities	82,601	63,186	12,852	404,972

Audit	39,596	69,992	27,597	41,599

Registration	49,137	42,585	30,102	104,822

Custody	54,017	32,327	18,673	151,951

Trustees’ fees	31,270	24,030	5,083	157,904

Legal	8,022	6,114	1,173	51,906

Other expenses	19,328	14,220	3,469	80,121

Total expenses	4,295,685	3,695,231	645,229	18,078,323

Compensating balance credits	(3,277)	(3,258)	(179)	(6,543)

Fees waived by distributor	(50,059)	–	–	–

Expenses reimbursed by investment adviser	(52,552)	(77,894)	(37,463)	(36,270)

Net expenses	4,189,797	3,614,079	607,587	18,035,510

Net investment income (loss)	(291,010)	(942,398)	(367,349)	(4,431,770)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
NET REALIZED GAIN (LOSS):

Investments in Non-Affiliated Companies	15,127,816	10,302,963	7,858,653	223,345,713

Investments in Affiliated Companies	–	–	–	(7,175,326)

Foreign currency transactions	(30,231)	(6,199)	–	–

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION):

Investments in Non-Affiliated Companies and foreign currency translations	10,250,411	1,310,701	3,535,862	68,138,587

Investments in Affiliated Companies	–	–	–	21,959,958

Other assets and liabilities denominated in foreign currency	85	17,111	–	–

Net realized and unrealized gain (loss) on investments and foreign currency	25,348,081	11,624,576	11,394,515	306,268,932

NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	$25,057,071	$10,682,178	$11,027,166	$301,837,162

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2017 Annual Report to Shareholders | 89

Statements of Operations

	Royce
	Pennsylvania	Royce Premier	Royce Small-Cap	Royce Small-Cap
	Mutual Fund	Fund	Leaders Fund	Value Fund

INVESTMENT INCOME:
INCOME:

Dividends

Non-Affiliated Companies	$31,318,774	$26,717,401	$1,693,778	$5,777,568

Affiliated Companies	350,938	105,151	–	–

Foreign withholding tax	(619,141)	(632,066)	(42,516)	(63,772)

Interest	397,097	235,488	6,946	32,156

Securities lending	294,663	223,813	24,604	11,396

Total income	31,742,331	26,649,787	1,682,812	5,757,348

EXPENSES:

Investment advisory fees	17,541,182	22,886,548	920,285	3,483,606

Distribution fees	4,052,416	510,265	123,373	663,985

Shareholder servicing	1,840,007	1,835,010	117,120	407,148

Shareholder reports	405,068	487,807	30,915	72,853

Administrative and office facilities	657,437	616,122	26,474	113,116

Audit	52,535	92,850	27,691	35,887

Registration	89,190	87,940	40,214	72,089

Custody	230,392	193,968	22,325	44,635

Trustees’ fees	250,122	239,368	10,101	41,571

Legal	62,856	99,761	2,478	10,839

Other expenses	137,790	123,336	8,031	26,286

Total expenses	25,318,995	27,172,975	1,329,007	4,972,015

Compensating balance credits	(17,207)	(10,384)	(902)	(2,500)

Fees waived by distributor	–	–	(9,066)	(17,531)

Expenses reimbursed by investment adviser	–	(19,911)	(52,516)	(42,140)

Net expenses	25,301,788	27,142,680	1,266,523	4,909,844

Net investment income (loss)	6,440,543	(492,893)	416,289	847,504

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
NET REALIZED GAIN (LOSS):

Investments in Non-Affiliated Companies	488,908,893	463,074,919	13,918,639	25,179,016

Investments in Affiliated Companies	(150,386)	(3,993,433)	–	–

Foreign currency transactions	(16,020)	72,571	4,317	12,093

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION):

Investments in Non-Affiliated Companies and foreign currency translations	(158,576,960)	41,756,650	(5,697,059)	(24,332,356)

Investments in Affiliated Companies	4,534,027	(12,056,539)	–	–

Other assets and liabilities denominated in foreign currency	6,686	210,477	(23)	–

Net realized and unrealized gain (loss) on investments and foreign currency	334,706,240	489,064,645	8,225,874	858,753

NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	$341,146,783	$488,571,752	$8,642,163	$1,706,257

90 | The Royce Funds 2017 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Year Ended December 31, 2017

	Royce	Royce Smaller-
	Small/Mid-Cap	Companies Growth	Royce Special
	Premier Fund	Fund	Equity Fund

INVESTMENT INCOME:
INCOME:

Dividends

Non-Affiliated Companies	$2,734,197	$1,639,417	$15,161,744

Affiliated Companies	–	–	11,111,681

Foreign withholding tax	(290)	(22,239)	–

Interest	26,529	31,780	176,001

Securities lending	3,026	375,523	0

Total income	2,763,462	2,024,481	26,449,426

EXPENSES:

Investment advisory fees	1,829,246	3,953,467	15,480,297

Distribution fees	426,383	783,915	754,892

Shareholder servicing	141,043	487,136	1,300,817

Shareholder reports	56,427	104,438	285,143

Administrative and office facilities	61,527	112,576	427,207

Audit	59,489	34,017	38,672

Registration	52,536	62,407	72,971

Custody	32,204	43,219	129,723

Trustees’ fees	23,575	42,441	165,515

Legal	5,750	10,766	39,494

Other expenses	14,648	26,392	83,926

Total expenses	2,702,828	5,660,774	18,778,657

Compensating balance credits	(3,113)	(3,315)	(9,112)

Fees waived by distributor	(162,703)	(53,787)	–

Expenses reimbursed by investment adviser	(29,273)	(27,208)	(120,004)

Net expenses	2,507,739	5,576,464	18,649,541

Net investment income (loss)	255,723	(3,551,983)	7,799,885

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
NET REALIZED GAIN (LOSS):

Investments in Non-Affiliated Companies	27,243,094	79,215,678	93,215,812

Investments in Affiliated Companies	–	–	496,816

Foreign currency transactions	7,267	63,964	–

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION):

Investments in Non-Affiliated Companies and foreign currency translations	12,931,077	(9,991,753)	25,976,579

Investments in Affiliated Companies	–	–	(13,691,768)

Other assets and liabilities denominated in foreign currency	2,918	451	–

Net realized and unrealized gain (loss) on investments and foreign currency	40,184,356	69,288,340	105,997,439

NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	$40,440,079	$65,736,357	$113,797,324

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2017 Annual Report to Shareholders | 91

Statements of Operations	Year Ended December 31, 2017

	Royce Special
	Equity Multi-Cap	Royce Total Return
	Fund	Fund

INVESTMENT INCOME:
INCOME:

Dividends

Non-Affiliated Companies	$2,127,453	$58,183,537

Affiliated Companies	–	576,453

Foreign withholding tax	–	(922,085)

Interest	11,669	504,111

Securities lending	–	93,919

Total income	2,139,122	58,435,935

EXPENSES:

Investment advisory fees	935,478	26,282,169

Distribution fees	117,499	3,186,461

Shareholder servicing	89,990	2,712,574

Shareholder reports	8,188	527,108

Administrative and office facilities	30,723	768,149

Audit	27,421	89,841

Registration	53,838	103,910

Custody	17,085	274,639

Trustees’ fees	11,758	293,876

Legal	2,903	127,034

Other expenses	8,651	160,433

Total expenses	1,303,534	34,526,194

Compensating balance credits	(419)	(11,991)

Fees waived by investment adviser and distributor	(72,424)	–

Expenses reimbursed by investment adviser	(62,952)	–

Net expenses	1,167,739	34,514,203

Net investment income (loss)	971,383	23,921,732

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
NET REALIZED GAIN (LOSS):

Investments in Non-Affiliated Companies	3,720,016	393,780,834

Investments in Affiliated Companies	–	15,014,045

Foreign currency transactions	–	36,903

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION):

Investments in Non-Affiliated Companies and foreign currency translations	11,167,655	(103,528,446)

Investments in Affiliated Companies	–	(4,995,588)

Other assets and liabilities denominated in foreign currency	–	22,972

Net realized and unrealized gain (loss) on investments and foreign currency	14,887,671	300,330,720

NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	$15,859,054	$324,252,452

92 | The Royce Funds 2017 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each year or other indicated period and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

												Ratio of Expenses to Average Net Assets

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investments and Foreign Currency	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers, Expense Reimbursements and Balance Credits	Prior to Fee Waivers and Expense Reimbursements	Net of Fee Waivers and Expense Reimbursements	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Royce Dividend Value Fund–Investment Class
2017	$7.18	$0.10	$1.43	$1.53	$(0.13)	$(1.02)	$(1.15)	$–	$7.56	21.91%	$121,209	1.13%	1.13%	1.06%	1.24%	16%

2016	6.84	0.12	1.02	1.14	(0.11)	(0.69)	(0.80)	–	7.18	16.75	99,462	1.16	1.16	1.11	1.64	21

2015	8.12	0.12	(0.57)	(0.45)	(0.13)	(0.70)	(0.83)	–	6.84	(5.54)	116,053	1.24	1.24	1.22	1.49	14

2014	8.90	0.11	(0.29)	(0.18)	(0.10)	(0.50)	(0.60)	–	8.12	(1.90)	176,002	1.21	1.21	1.19	1.25	22

2013	7.29	0.09	2.15	2.24	(0.10)	(0.53)	(0.63)	–	8.90	31.23	211,589	1.21	1.21	1.21	1.13	36

Royce Dividend Value Fund–Service Class
2017	$7.33	$0.08	$1.46	$1.54	$(0.07)	$(1.04)	$(1.11)	$–	$7.76	21.66%	$59,641	1.40%	1.39%	1.31%	1.04%	16%

2016	6.96	0.10	1.04	1.14	(0.08)	(0.69)	(0.77)	–	7.33	16.36	115,547	1.43	1.43	1.37	1.39	21

2015	8.22	0.10	(0.57)	(0.47)	(0.09)	(0.70)	(0.79)	–	6.96	(5.72)	167,165	1.49	1.49	1.47	1.25	14

2014	8.98	0.09	(0.29)	(0.20)	(0.06)	(0.50)	(0.56)	–	8.22	(2.14)	295,560	1.47	1.47	1.44	0.98	22

2013	7.35	0.07	2.16	2.23	(0.07)	(0.53)	(0.60)	–	8.98	30.74	407,599	1.48	1.48	1.46	0.87	36

Royce Dividend Value Fund–Consultant Class [a]
2017	$8.39	$0.02	$1.68	$1.70	$(0.03)	$(1.19)	$(1.22)	$–	$8.87	20.71%	$1,534	3.26%	3.26%	2.09%	0.23%	16%

2016	7.90	0.05	1.17	1.22	(0.04)	(0.69)	(0.73)	–	8.39	15.44	1,572	3.26	3.26	2.14	0.58	21

2015	9.22	0.04	(0.63)	(0.59)	(0.03)	(0.70)	(0.73)	–	7.90	(6.39)	1,886	3.78	3.78	2.24	0.46	14

2014	10.00	0.01	(0.27)	(0.26)	(0.02)	(0.50)	(0.52)	–	9.22	(2.43)[1]	912	9.25 [2]	9.25 [2]	2.24 [2]	0.45 [2]	22

Royce Dividend Value Fund–Institutional Class
2017	$7.09	$0.11	$1.42	$1.53	$(0.15)	$(1.01)	$(1.16)	$–	$7.46	22.21%	$1,112	2.79%	2.79%	0.89%	1.43%	16%

2016	6.78	0.13	1.00	1.13	(0.13)	(0.69)	(0.82)	–	7.09	16.70	823	3.30	3.30	0.93	1.81	21

2015	8.09	0.17	(0.62)	(0.45)	(0.16)	(0.70)	(0.86)	–	6.78	(5.61)	658	1.11	1.11	1.04	1.60	14

2014	8.88	0.12	(0.29)	(0.17)	(0.12)	(0.50)	(0.62)	–	8.09	(1.76)	40,942	1.10	1.10	1.04	1.42	22

2013	7.28	0.11	2.14	2.25	(0.12)	(0.53)	(0.65)	–	8.88	31.46	31,236	1.11	1.11	1.04	1.29	36

Royce Global Financial Services Fund–Service Class
2017	$8.95	$0.10	$1.90	$2.00	$(0.23)	$(0.15)	$(0.38)	$–	$10.57	22.46%	$47,197	1.68%	1.68%	1.49%	0.83%	19%

2016	7.99	0.11	0.92	1.03	(0.05)	(0.02)	(0.07)	–	8.95	12.93	43,629	1.67	1.67	1.49	1.25	37

2015	9.28	0.11	(0.55)	(0.44)	(0.11)	(0.74)	(0.85)	–	7.99	(4.71)	52,013	1.65	1.65	1.49	1.19	46

2014	9.68	0.09	0.22	0.31	(0.06)	(0.65)	(0.71)	–	9.28	3.45	53,707	1.68	1.68	1.49	0.91	41

2013	6.83	0.04	2.82	2.86	(0.02)	–	(0.02)	0.01	9.68	42.00	47,593	1.89	1.89	1.49	0.59	23

Royce Global Financial Services Fund–Institutional Class [b]
2017	$11.43	$0.15	$2.47	$2.62	$(0.27)	$(0.20)	$(0.47)	$–	$13.58	23.01%	$8,608	1.44%	1.44%	1.04%	1.29%	19%

2016	10.00	0.18	1.36	1.54	(0.09)	(0.02)	(0.11)	–	11.43	15.41 [1]	6,474	1.85 [2]	1.85 [2]	1.04 [2]	1.82 [2]	37

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2017 Annual Report to Shareholders | 93

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each year or other indicated period and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

												Ratio of Expenses to Average Net Assets

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investments and Foreign Currency	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers, Expense Reimbursements and Balance Credits	Prior to Fee Waivers and Expense Reimbursements	Net of Fee Waivers and Expense Reimbursements	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Royce International Micro-Cap Fund–Service Class
2017	$9.98	$0.09	$2.67	$2.76	$(0.17)	$–	$(0.17)	$–	$12.57	27.72%	$7,953	3.04%	3.04%	1.64%	0.74%	90%

2016	9.54	0.07	0.53	0.60	(0.16)	–	(0.16)	–	9.98	6.33	6,060	3.35	3.35	1.64	0.68	113

2015	9.66	0.04	(0.14)	(0.10)	(0.02)	–	(0.02)	–	9.54	(0.99)	6,102	3.14	3.14	1.67	0.44	94

2014	10.04	0.06	(0.30)	(0.24)	(0.14)	–	(0.14)	–	9.66	(2.37)	6,410	3.51	3.51	1.69	0.82	91

2013	8.61	0.11	1.51	1.62	(0.20)	–	(0.20)	0.01	10.04	18.95	5,209	3.86	3.86	1.69	1.22	103

Royce International Premier Fund–Investment Class [c]
2017	$9.44	$(0.10)	$3.88	$3.78	$(0.15)	$–	$(0.15)	$–	$13.07	40.08%	$103,032	1.37%	1.37%	1.19%	0.32%	41%

2016	9.82	0.10	(0.19)	(0.09)	(0.28)	(0.01)	(0.29)	–	9.44	(0.79)	19,556	1.59	1.59	1.19	0.96	67

2015	8.71	0.16	1.27	1.43	(0.32)	–	(0.32)	–	9.82	16.42	3,623	2.80	2.80	1.38	1.72	67

2014	10.00	0.03	(0.85)	(0.82)	(0.16)	(0.31)	(0.47)	–	8.71	(8.16)[1]	3,481	3.17 [2]	3.17 [2]	1.44 [2]	1.00 [2]	62

Royce International Premier Fund–Service Class
2017	$11.24	$0.05	$4.42	$4.47	$(0.11)	$–	$(0.11)	$–	$15.60	39.81%	$48,642	1.65%	1.65%	1.44%	0.28%	41%

2016	11.64	0.06	(0.19)	(0.13)	(0.26)	(0.01)	(0.27)	–	11.24	(1.06)	38,884	1.84	1.84	1.44	0.66	67

2015	10.28	(0.00)	1.66	1.66	(0.30)	–	(0.30)	–	11.64	16.22	9,015	2.65	2.65	1.60	1.10	67

2014	11.67	0.17	(1.13)	(0.96)	(0.12)	(0.31)	(0.43)	–	10.28	(8.22)	4,045	2.45	2.45	1.69	1.26	62

2013	10.01	0.10	1.73	1.83	(0.17)	–	(0.17)	–	11.67	18.31	9,470	2.82	2.82	1.69	1.09	51

Royce International Premier Fund–Consultant Class [d]
2017	$12.27	$(0.08)	$4.83	$4.75	$(0.03)	$–	$(0.03)	$–	$16.99	38.73%	$9,281	2.73%	2.73%	2.19%	(0.52)%	41%

2016	11.59	0.01	0.85	0.86	(0.17)	(0.01)	(0.18)	–	12.27	7.49 [1]	5,086	2.70 [2]	2.70 [2]	2.19 [2]	(0.04)[2]	67

Royce International Premier Fund–R Class [d]
2017	$9.06	$(0.00)	$3.56	$3.56	$(0.09)	$–	$(0.09)	$–	$12.53	39.34%	$73	16.70%	16.69%	1.74%	(0.03)%	41%

2016	8.64	(0.02)	0.70	0.68	(0.25)	(0.01)	(0.26)	–	9.06	7.96 [1]	51	28.36 [2]	28.35 [2]	1.74 [2]	0.31 [2]	67

Royce Low-Priced Stock Fund–Investment Class
2017	$8.26	$(0.00)	$0.80	$0.80	$(0.02)	$(0.55)	$(0.57)	$–	$8.49	9.86%	$52,912	1.30%	1.30%	1.24%	0.12%	26%

2016	7.77	0.04	1.24	1.28	(0.06)	(0.73)	(0.79)	–	8.26	16.42	22,852	1.31	1.31	1.24	0.39	34

2015	9.46	0.00	(0.97)	(0.97)	–	(0.72)	(0.72)	–	7.77	(10.21)	28,732	1.28	1.28	1.24	0.03	53

2014	13.60	0.06	(0.58)	(0.52)	(0.01)	(3.61)	(3.62)	–	9.46	(3.15)	50,371	1.25	1.25	1.24	0.46	29

2013	13.83	0.05	1.71	1.76	(0.05)	(1.94)	(1.99)	–	13.60	13.17	88,568	1.37	1.37	1.24	0.18	16

Royce Low-Priced Stock Fund–Service Class
2017	$8.23	$(0.01)	$0.79	$0.78	$–	$(0.55)	$(0.55)	$–	$8.46	9.67%	$209,369	1.52%	1.52%	1.49%	(0.13)%	26%

2016	7.75	0.02	1.23	1.25	(0.04)	(0.73)	(0.77)	–	8.23	16.09	281,873	1.52	1.52	1.49	0.14	34

2015	9.46	(0.02)	(0.97)	(0.99)	–	(0.72)	(0.72)	–	7.75	(10.42)	316,475	1.49	1.49	1.47	(0.20)	53

2014	13.62	0.03	(0.58)	(0.55)	–	(3.61)	(3.61)	–	9.46	(3.37)	520,905	1.55	1.55	1.49	0.21	29

2013	13.84	(0.00)	1.72	1.72	(0.00)	(1.94)	(1.94)	–	13.62	12.91	1,008,207	1.65	1.65	1.49	(0.02)	16

94 | The Royce Funds 2017 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each year or other indicated period and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

												Ratio of Expenses to Average Net Assets

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investments and Foreign Currency	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers, Expense Reimbursements and Balance Credits	Prior to Fee Waivers and Expense Reimbursements	Net of Fee Waivers and Expense Reimbursements	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Royce Low-Priced Stock Fund–Institutional Class
2017	$8.28	$0.01	$0.78	$0.79	$–	$(0.55)	$(0.55)	$–	$8.52	9.78%	$5,361	1.25%	1.25%	1.25%	0.10%	26%

2016	7.78	0.06	1.23	1.29	(0.06)	(0.73)	(0.79)	–	8.28	16.50	12,336	1.21	1.21	1.21	0.41	34

2015	9.46	0.01	(0.97)	(0.96)	(0.00)	(0.72)	(0.72)	–	7.78	(10.05)	39,004	1.11	1.11	1.11	0.14	53

2014	13.61	0.08	(0.58)	(0.50)	(0.04)	(3.61)	(3.65)	–	9.46	(3.01)	101,473	1.16	1.16	1.16	0.47	29

2013	13.84	0.05	1.71	1.76	(0.05)	(1.94)	(1.99)	–	13.61	13.20	345,983	1.22	1.22	1.22	0.26	16

Royce Low-Priced Stock Fund–R Class
2017	$7.81	$(0.04)	$0.74	$0.70	$–	$(0.52)	$(0.52)	$–	$7.99	9.15%	$1,048	2.95%	2.95%	1.84%	(0.48)%	26%

2016	7.38	(0.01)	1.18	1.17	(0.01)	(0.73)	(0.74)	–	7.81	15.83	1,036	2.82	2.82	1.84	(0.21)	34

2015	9.08	(0.05)	(0.93)	(0.98)	–	(0.72)	(0.72)	–	7.38	(10.74)	1,132	2.78	2.78	1.84	(0.58)	53

2014	13.27	(0.02)	(0.56)	(0.58)	–	(3.61)	(3.61)	–	9.08	(3.72)	1,892	2.21	2.21	1.84	(0.15)	29

2013	13.58	(0.05)	1.68	1.63	–	(1.94)	(1.94)	–	13.27	12.44	3,130	2.21	2.21	1.84	(0.37)	16

Royce Micro-Cap Fund–Investment Class
2017	$11.92	$(0.03)	$0.66	$0.63	$(0.01)	$(0.90)	$(0.91)	$–	$11.64	5.43%	$166,935	1.51%	1.51%	1.49%	(0.28)%	26%

2016	11.09	0.01	2.18	2.19	(0.06)	(1.30)	(1.36)	–	11.92	19.74	192,731	1.48	1.48	1.48	0.03	38

2015	14.47	0.02	(1.96)	(1.94)	–	(1.44)	(1.44)	–	11.09	(13.32)	219,272	1.51	1.51	1.51	0.15	41

2014	16.68	(0.08)	(0.65)	(0.73)	–	(1.48)	(1.48)	–	14.47	(4.13)	414,120	1.52	1.52	1.52	(0.49)	18

2013	14.78	(0.08)	3.19	3.11	(0.02)	(1.19)	(1.21)	–	16.68	21.29	650,773	1.53	1.53	1.53	(0.52)	22

Royce Micro-Cap Fund–Service Class
2017	$11.69	$(0.05)	$0.65	$0.60	$–	$(0.88)	$(0.88)	$–	$11.41	5.32%	$13,880	1.86%	1.86%	1.61%	(0.40)%	26%

2016	10.90	(0.01)	2.15	2.14	(0.05)	(1.30)	(1.35)	–	11.69	19.59	17,343	1.83	1.83	1.61	(0.11)	38

2015	14.26	0.00	(1.92)	(1.92)	–	(1.44)	(1.44)	–	10.90	(13.37)	20,538	1.80	1.80	1.63	0.01	41

2014	16.48	(0.10)	(0.65)	(0.75)	–	(1.48)	(1.48)	0.01	14.26	(4.24)	38,645	1.77	1.77	1.66	(0.63)	18

2013	14.61	(0.10)	3.16	3.06	–	(1.19)	(1.19)	–	16.48	21.20	79,890	1.74	1.74	1.66	(0.66)	22

Royce Micro-Cap Fund–Consultant Class
2017	$9.41	$(0.13)	$0.53	$0.40	$–	$(0.71)	$(0.71)	$–	$9.10	4.35%	$24,396	2.54%	2.54%	2.54%	(1.34)%	26%

2016	9.04	(0.09)	1.76	1.67	–	(1.30)	(1.30)	–	9.41	18.48	33,622	2.53	2.53	2.53	(1.02)	38

2015	12.23	(0.10)	(1.65)	(1.75)	–	(1.44)	(1.44)	–	9.04	(14.21)	41,024	2.54	2.54	2.54	(0.90)	41

2014	14.48	(0.20)	(0.57)	(0.77)	–	(1.48)	(1.48)	–	12.23	(5.03)	75,868	2.48	2.48	2.48	(1.45)	18

2013	13.08	(0.21)	2.80	2.59	–	(1.19)	(1.19)	–	14.48	20.08	117,538	2.52	2.52	2.52	(1.51)	22

Royce Micro-Cap Opportunity Fund–Investment Class
2017	$17.19	$(0.14)	$4.38	$4.24	$–	$(1.67)	$(1.67)	$–	$19.76	24.92%	$45,992	1.28%	1.28%	1.24%	(0.75)%	70%

2016	13.88	(0.08)	3.39	3.31	–	–	–	–	17.19	23.85	45,135	1.30	1.30	1.24	(0.55)	83

2015	16.52	(0.09)	(2.55)	(2.64)	–	(0.00)	(0.00)	–	13.88	(15.98)	34,437	1.39	1.39	1.25	(0.58)	105

2014	17.93	(0.11)	(0.81)	(0.92)	–	(0.51)	(0.51)	0.02	16.52	(4.97)	18,221	1.56	1.56	1.28	(0.60)	131

2013	12.81	(0.13)	5.79	5.66	–	(0.55)	(0.55)	0.01	17.93	44.61	17,461	1.78	1.78	1.29	(0.80)	129

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2017 Annual Report to Shareholders | 95

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each year or other indicated period and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

												Ratio of Expenses to Average Net Assets

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investments and Foreign Currency	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers, Expense Reimbursements and Balance Credits	Prior to Fee Waivers and Expense Reimbursements	Net of Fee Waivers and Expense Reimbursements	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Royce Micro-Cap Opportunity Fund–Service Class [a]
2017	$8.66	$(0.09)	$2.20	$2.11	$–	$(0.84)	$(0.84)	$–	$9.93	24.61%	$1,130	3.36%	3.36%	1.49%	(1.00)%	70%

2016	7.01	(0.06)	1.71	1.65	–	–	–	–	8.66	23.54	995	3.37	3.37	1.49	(0.81)	83

2015	8.37	(0.07)	(1.29)	(1.36)	–	(0.00)	(0.00)	–	7.01	(16.24)	1,212	3.22	3.22	1.51	(0.86)	105

2014	10.00	(0.04)	(1.11)	(1.15)	–	(0.51)	(0.51)	0.03	8.37	(11.11)[1]	939	10.50 [2]	10.50 [2]	1.53 [2]	(0.65)[2]	131

Royce Opportunity Fund–Investment Class
2017	$12.85	$(0.04)	$2.79	$2.75	$–	$(2.02)	$(2.02)	$–	$13.58	21.88%	$805,660	1.18%	1.18%	1.18%	(0.28)%	43%

2016	10.57	(0.02)	3.19	3.17	–	(0.89)	(0.89)	–	12.85	29.86	751,184	1.19	1.19	1.19	(0.18)	26

2015	13.46	(0.03)	(1.80)	(1.83)	–	(1.06)	(1.06)	–	10.57	(13.57)	746,052	1.17	1.17	1.17	(0.27)	27

2014	15.54	(0.05)	(0.09)	(0.14)	–	(1.94)	(1.94)	–	13.46	(0.48)	1,284,044	1.14	1.14	1.14	(0.30)	36

2013	11.95	(0.05)	5.18	5.13	–	(1.54)	(1.54)	–	15.54	43.50	1,426,214	1.16	1.16	1.16	(0.36)	39

Royce Opportunity Fund–Service Class
2017	$12.02	$(0.08)	$2.61	$2.53	$–	$(1.89)	$(1.89)	$–	$12.66	21.46%	$96,663	1.53%	1.53%	1.49%	(0.61)%	43%

2016	9.95	(0.05)	3.01	2.96	–	(0.89)	(0.89)	–	12.02	29.61	73,517	1.53	1.53	1.49	(0.48)	26

2015	12.80	(0.07)	(1.72)	(1.79)	–	(1.06)	(1.06)	–	9.95	(13.96)	100,918	1.49	1.49	1.49	(0.59)	27

2014	14.92	(0.09)	(0.09)	(0.18)	–	(1.94)	(1.94)	–	12.80	(0.74)	155,085	1.47	1.47	1.47	(0.64)	36

2013	11.55	(0.09)	5.00	4.91	–	(1.54)	(1.54)	–	14.92	43.10	208,237	1.47	1.47	1.47	(0.67)	39

Royce Opportunity Fund–Consultant Class
2017	$10.71	$(0.16)	$2.31	$2.15	$–	$(1.67)	$(1.67)	$–	$11.19	20.50%	$20,574	2.27%	2.27%	2.27%	(1.37)%	43%

2016	9.01	(0.12)	2.71	2.59	–	(0.89)	(0.89)	–	10.71	28.59	21,116	2.28	2.28	2.28	(1.27)	26

2015	11.79	(0.15)	(1.57)	(1.72)	–	(1.06)	(1.06)	–	9.01	(14.56)	19,464	2.26	2.26	2.26	(1.34)	27

2014	14.02	(0.19)	(0.10)	(0.29)	–	(1.94)	(1.94)	–	11.79	(1.61)	20,518	2.24	2.24	2.24	(1.40)	36

2013	11.01	(0.20)	4.75	4.55	–	(1.54)	(1.54)	–	14.02	41.93	18,643	2.31	2.31	2.31	(1.51)	39

Royce Opportunity Fund–Institutional Class
2017	$13.08	$(0.02)	$2.84	$2.82	$–	$(2.06)	$(2.06)	$–	$13.84	22.02%	$639,057	1.07%	1.07%	1.07%	(0.17)%	43%

2016	10.74	(0.01)	3.24	3.23	–	(0.89)	(0.89)	–	13.08	29.94	583,975	1.07	1.07	1.07	(0.06)	26

2015	13.64	(0.02)	(1.82)	(1.84)	–	(1.06)	(1.06)	–	10.74	(13.46)	600,945	1.05	1.05	1.05	(0.15)	27

2014	15.71	(0.03)	(0.10)	(0.13)	–	(1.94)	(1.94)	–	13.64	(0.41)	799,131	1.03	1.03	1.03	(0.20)	36

2013	12.06	(0.03)	5.23	5.20	(0.01)	(1.54)	(1.55)	–	15.71	43.69	853,886	1.03	1.03	1.03	(0.23)	39

Royce Opportunity Fund–R Class
2017	$11.67	$(0.12)	$2.53	$2.41	$–	$(1.83)	$(1.83)	$–	$12.25	21.06%	$39,311	1.82%	1.82%	1.82%	(0.92)%	43%

2016	9.72	(0.08)	2.92	2.84	–	(0.89)	(0.89)	–	11.67	29.08	38,902	1.82	1.82	1.82	(0.81)	26

2015	12.56	(0.11)	(1.67)	(1.78)	–	(1.06)	(1.06)	–	9.72	(14.15)	32,599	1.82	1.82	1.82	(0.90)	27

2014	14.73	(0.13)	(0.10)	(0.23)	–	(1.94)	(1.94)	–	12.56	(1.12)	33,699	1.78	1.78	1.78	(0.93)	36

2013	11.46	(0.14)	4.95	4.81	–	(1.54)	(1.54)	–	14.73	42.56	22,730	1.82	1.82	1.82	(1.02)	39

96 | The Royce Funds 2017 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each year or other indicated period and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

												Ratio of Expenses to Average Net Assets

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investments and Foreign Currency	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers, Expense Reimbursements and Balance Credits	Prior to Fee Waivers and Expense Reimbursements	Net of Fee Waivers and Expense Reimbursements	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Royce Opportunity Fund–K Class
2017	$10.60	$(0.10)	$2.29	$2.19	$–	$(1.66)	$(1.66)	$–	$11.13	21.08%	$7,659	1.78%	1.78%	1.78%	(0.88)%	43%

2016	8.88	(0.07)	2.68	2.61	–	(0.89)	(0.89)	–	10.60	29.24	6,698	1.75	1.75	1.75	(0.74)	26

2015	11.57	(0.08)	(1.55)	(1.63)	–	(1.06)	(1.06)	–	8.88	(14.06)	9,706	1.62	1.62	1.62	(0.73)	27

2014	13.70	(0.10)	(0.09)	(0.19)	–	(1.94)	(1.94)	–	11.57	(0.90)	22,892	1.59	1.59	1.59	(0.75)	36

2013	10.70	(0.08)	4.62	4.54	–	(1.54)	(1.54)	–	13.70	43.07	17,927	1.46	1.46	1.46	(0.65)	39

Royce Pennsylvania Mutual Fund–Investment Class
2017	$11.02	$0.06	$1.68	$1.74	$(0.06)	$(2.18)	$(2.24)	$–	$10.52	16.24%	$1,622,523	0.92%	0.92%	0.92%	0.47%	27%

2016	9.33	0.07	2.41	2.48	(0.04)	(0.75)	(0.79)	–	11.02	26.47	1,671,848	0.92	0.92	0.92	0.60	18

2015	13.00	0.09	(1.58)	(1.49)	(0.10)	(2.08)	(2.18)	–	9.33	(11.43)	1,925,419	0.92	0.92	0.92	0.58	21

2014	14.73	0.06	(0.21)	(0.15)	(0.04)	(1.54)	(1.58)	–	13.00	(0.70)	3,869,579	0.91	0.91	0.91	0.35	21

2013	11.50	0.03	3.99	4.02	(0.00)	(0.79)	(0.79)	–	14.73	35.25	5,033,318	0.92	0.92	0.92	0.24	26

Royce Pennsylvania Mutual Fund–Service Class
2017	$11.03	$0.01	$1.69	$1.70	$–	$(2.17)	$(2.17)	$–	$10.56	15.88%	$54,938	1.27%	1.27%	1.27%	0.07%	27%

2016	9.35	0.03	2.41	2.44	(0.01)	(0.75)	(0.76)	–	11.03	25.99	100,598	1.26	1.26	1.26	0.27	18

2015	12.96	0.05	(1.56)	(1.51)	(0.02)	(2.08)	(2.10)	–	9.35	(11.57)	102,341	1.23	1.23	1.23	0.29	21

2014	14.69	0.00	(0.19)	(0.19)	–	(1.54)	(1.54)	–	12.96	(1.04)	333,548	1.23	1.23	1.23	0.03	21

2013	11.51	(0.01)	3.98	3.97	–	(0.79)	(0.79)	–	14.69	34.77	591,534	1.25	1.25	1.25	(0.08)	26

Royce Pennsylvania Mutual Fund–Consultant Class
2017	$8.90	$(0.05)	$1.35	$1.30	$–	$(1.74)	$(1.74)	$–	$8.46	15.06%	$361,569	1.93%	1.92%	1.92%	(0.54)%	27%

2016	7.70	(0.03)	1.98	1.95	–	(0.75)	(0.75)	–	8.90	25.20	402,114	1.94	1.94	1.94	(0.42)	18

2015	11.16	(0.05)	(1.33)	(1.38)	–	(2.08)	(2.08)	–	7.70	(12.31)	416,862	1.94	1.94	1.94	(0.44)	21

2014	12.96	(0.08)	(0.18)	(0.26)	–	(1.54)	(1.54)	–	11.16	(1.72)	676,347	1.91	1.91	1.91	(0.64)	21

2013	10.29	(0.09)	3.55	3.46	–	(0.79)	(0.79)	–	12.96	33.94	788,017	1.94	1.94	1.94	(0.78)	26

Royce Pennsylvania Mutual Fund–Institutional Class
2017	$11.04	$0.09	$1.67	$1.76	$(0.07)	$(2.18)	$(2.25)	$–	$10.55	16.44%	$53,367	0.83%	0.83%	0.83%	0.42%	27%

2016	9.34	0.09	2.41	2.50	(0.05)	(0.75)	(0.80)	–	11.04	26.65	245,009	0.83	0.83	0.83	0.63	18

2015	13.02	0.11	(1.60)	(1.49)	(0.11)	(2.08)	(2.19)	–	9.34	(11.34)	498,374	0.81	0.81	0.81	0.68	21

2014	14.75	0.07	(0.20)	(0.13)	(0.06)	(1.54)	(1.60)	–	13.02	(0.58)	802,517	0.79	0.79	0.79	0.48	21

2013	11.52	0.05	3.99	4.04	(0.02)	(0.79)	(0.81)	–	14.75	35.34	818,212	0.79	0.79	0.79	0.40	26

Royce Pennsylvania Mutual Fund–R Class
2017	$10.44	$(0.04)	$1.58	$1.54	$–	$(2.04)	$(2.04)	$–	$9.94	15.25%	$15,136	1.73%	1.73%	1.73%	(0.36)%	27%

2016	8.90	(0.01)	2.30	2.29	–	(0.75)	(0.75)	–	10.44	25.62	17,059	1.63	1.63	1.63	(0.11)	18

2015	12.50	(0.02)	(1.50)	(1.52)	–	(2.08)	(2.08)	–	8.90	(12.10)	18,675	1.65	1.65	1.65	(0.15)	21

2014	14.26	(0.03)	(0.19)	(0.22)	–	(1.54)	(1.54)	–	12.50	(1.28)	36,622	1.48	1.48	1.48	(0.21)	21

2013	11.22	(0.05)	3.88	3.83	–	(0.79)	(0.79)	–	14.26	34.42	44,094	1.56	1.56	1.56	(0.39)	26

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2017 Semiannual Report to Shareholders | 97

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each year or other indicated period and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

												Ratio of Expenses to Average Net Assets

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investments and Foreign Currency	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers, Expense Reimbursements and Balance Credits	Prior to Fee Waivers and Expense Reimbursements	Net of Fee Waivers and Expense Reimbursements	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Royce Pennsylvania Mutual Fund–K Class
2017	$9.11	$(0.05)	$1.38	$1.33	$–	$(1.78)	$(1.78)	$–	$8.66	15.06%	$2,773	1.94%	1.94%	1.94%	(0.55)%	27%

2016	7.86	(0.02)	2.02	2.00	–	(0.75)	(0.75)	–	9.11	25.32	3,200	1.81	1.81	1.81	(0.28)	18

2015	11.30	(0.00)	(1.36)	(1.36)	–	(2.08)	(2.08)	–	7.86	(11.95)	4,140	1.51	1.51	1.51	(0.01)	21

2014	13.04	(0.02)	(0.18)	(0.20)	–	(1.54)	(1.54)	–	11.30	(1.24)	10,707	1.42	1.42	1.42	(0.15)	21

2013	10.29	(0.02)	3.56	3.54	–	(0.79)	(0.79)	–	13.04	34.72	11,685	1.37	1.37	1.37	(0.19)	26

Royce Premier Fund–Investment Class
2017	$15.51	$0.00	$3.63	$3.63	$(0.02)	$(2.52)	$(2.54)	$–	$16.60	23.77%	$1,978,847	1.16%	1.16%	1.16%	0.00%	8%

2016	14.28	0.06	3.25	3.31	(0.04)	(2.04)	(2.08)	–	15.51	23.00	1,768,580	1.16	1.16	1.16	0.35	15

2015	19.72	0.13	(2.11)	(1.98)	(0.13)	(3.33)	(3.46)	–	14.28	(9.90)	2,015,905	1.13	1.13	1.13	0.49	13

2014	22.11	0.08	(0.32)	(0.24)	(0.08)	(2.07)	(2.15)	–	19.72	(0.86)	4,097,961	1.10	1.10	1.10	0.34	9

2013	19.16	0.00	5.22	5.22	–	(2.27)	(2.27)	–	22.11	27.73	5,096,793	1.09	1.09	1.09	0.02	11

Royce Premier Fund–Service Class
2017	$15.13	$(0.06)	$3.53	$3.47	$–	$(2.45)	$(2.45)	$–	$16.15	23.32%	$54,557	1.53%	1.53%	1.49%	(0.34)%	8%

2016	13.98	0.00	3.19	3.19	–	(2.04)	(2.04)	–	15.13	22.63	46,550	1.50	1.50	1.49	0.02	15

2015	19.33	0.06	(2.04)	(1.98)	(0.04)	(3.33)	(3.37)	–	13.98	(10.13)	61,969	1.44	1.43	1.43	0.23	13

2014	21.70	0.01	(0.31)	(0.30)	–	(2.07)	(2.07)	–	19.33	(1.16)	172,810	1.38	1.38	1.38	0.05	9

2013	18.89	(0.07)	5.15	5.08	–	(2.27)	(2.27)	–	21.70	27.39	318,860	1.38	1.38	1.38	(0.33)	11

Royce Premier Fund–Consultant Class
2017	$12.46	$(0.14)	$2.89	$2.75	$–	$(2.00)	$(2.00)	$–	$13.21	22.49%	$31,489	2.21%	2.21%	2.21%	(1.06)%	8%

2016	11.89	(0.09)	2.70	2.61	–	(2.04)	(2.04)	–	12.46	21.72	31,353	2.22	2.22	2.22	(0.72)	15

2015	17.09	(0.09)	(1.78)	(1.87)	–	(3.33)	(3.33)	–	11.89	(10.80)	32,982	2.17	2.17	2.17	(0.55)	13

2014	19.58	(0.13)	(0.29)	(0.42)	–	(2.07)	(2.07)	–	17.09	(1.92)	56,884	2.10	2.10	2.10	(0.66)	9

2013	17.35	(0.20)	4.70	4.50	–	(2.27)	(2.27)	–	19.58	26.47	66,712	2.13	2.13	2.13	(1.02)	11

Royce Premier Fund–Institutional Class
2017	$15.72	$0.01	$3.68	$3.69	$(0.03)	$(2.56)	$(2.59)	$–	$16.82	23.85%	$250,119	1.09%	1.09%	1.09%	0.07%	8%

2016	14.44	0.08	3.30	3.38	(0.06)	(2.04)	(2.10)	–	15.72	23.20	250,826	1.07	1.07	1.07	0.44	15

2015	19.91	0.16	(2.14)	(1.98)	(0.16)	(3.33)	(3.49)	–	14.44	(9.82)	294,477	1.02	1.02	1.02	0.60	13

2014	22.31	0.12	(0.34)	(0.22)	(0.11)	(2.07)	(2.18)	–	19.91	(0.79)	594,463	0.98	0.98	0.98	0.45	9

2013	19.30	0.03	5.25	5.28	–	(2.27)	(2.27)	–	22.31	27.85	989,100	0.98	0.98	0.98	0.13	11

Royce Premier Fund–W Class
2017	$15.57	$(0.01)	$3.66	$3.65	$–	$(2.53)	$(2.53)	$–	$16.69	23.83%	$31,959	1.18%	1.17%	1.17%	(0.08)%	8%

2016	14.32	0.06	3.27	3.33	(0.04)	(2.04)	(2.08)	–	15.57	23.06	147,937	1.17	1.17	1.17	0.34	15

2015	19.76	0.14	(2.12)	(1.98)	(0.13)	(3.33)	(3.46)	–	14.32	(9.88)	192,785	1.12	1.12	1.12	0.51	13

2014	22.16	0.09	(0.33)	(0.24)	(0.09)	(2.07)	(2.16)	–	19.76	(0.89)	446,380	1.07	1.07	1.07	0.36	9

2013	19.20	0.00	5.23	5.23	–	(2.27)	(2.27)	–	22.16	27.73	552,732	1.09	1.09	1.09	0.01	11

98 | The Royce Funds 2017 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each year or other indicated period and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

												Ratio of Expenses to Average Net Assets

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investments and Foreign Currency	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers, Expense Reimbursements and Balance Credits	Prior to Fee Waivers and Expense Reimbursements	Net of Fee Waivers and Expense Reimbursements	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Royce Premier Fund–R Class
2017	$14.47	$(0.12)	$3.37	$3.25	$–	$(2.33)	$(2.33)	$–	$15.39	22.88%	$12,841	1.90%	1.90%	1.90%	(0.75)%	8%

2016	13.49	(0.05)	3.07	3.02	–	(2.04)	(2.04)	–	14.47	22.18	13,889	1.84	1.84	1.84	(0.33)	15

2015	18.82	(0.03)	(1.97)	(2.00)	–	(3.33)	(3.33)	–	13.49	(10.50)	16,129	1.78	1.78	1.78	(0.16)	13

2014	21.25	(0.06)	(0.30)	(0.36)	–	(2.07)	(2.07)	–	18.82	(1.48)	27,355	1.71	1.71	1.71	(0.28)	9

2013	18.61	(0.13)	5.04	4.91	–	(2.27)	(2.27)	–	21.25	26.88	32,577	1.74	1.74	1.74	(0.63)	11

Royce Small-Cap Leaders Fund–Investment Class
2017	$7.12	$0.05	$0.66	$0.71	$(0.05)	$(1.11)	$(1.16)	$–	$6.67	10.47%	$43,875	1.24%	1.24%	1.24%	0.62%	74%

2016	6.28	0.05	1.58	1.63	(0.06)	(0.73)	(0.79)	–	7.12	25.84	48,128	1.23	1.23	1.23	0.62	65

2015	8.74	0.03	(1.09)	(1.06)	(0.04)	(1.36)	(1.40)	–	6.28	(12.21)	50,410	1.24	1.24	1.24	0.40	64

2014	10.11	(0.00)	(0.32)	(0.32)	–	(1.05)	(1.05)	–	8.74	(2.95)	68,898	1.22	1.22	1.22	(0.03)	39

2013	8.85	(0.00)	2.71	2.71	(0.03)	(1.42)	(1.45)	–	10.11	31.24	60,156	1.20	1.20	1.20	(0.07)	31

Royce Small-Cap Leaders Fund–Service Class
2017	$7.03	$0.03	$0.66	$0.69	$(0.03)	$(1.10)	$(1.13)	$–	$6.59	10.15%	$38,864	1.59%	1.59%	1.49%	0.31%	74%

2016	6.21	0.03	1.56	1.59	(0.04)	(0.73)	(0.77)	–	7.03	25.51	50,523	1.58	1.58	1.49	0.37	65

2015	8.65	0.02	(1.09)	(1.07)	(0.01)	(1.36)	(1.37)	–	6.21	(12.50)	57,729	1.54	1.54	1.49	0.18	64

2014	10.05	(0.04)	(0.31)	(0.35)	–	(1.05)	(1.05)	–	8.65	(3.26)	149,736	1.52	1.52	1.50	(0.39)	39

2013	8.81	(0.04)	2.70	2.66	(0.00)	(1.42)	(1.42)	–	10.05	30.85	231,879	1.50	1.50	1.48	(0.36)	31

Royce Small-Cap Leaders Fund–R Class
2017	$9.73	$(0.00)	$0.92	$0.92	$–	$(1.52)	$(1.52)	$–	$9.13	9.81%	$1,819	2.61%	2.60%	1.84%	(0.03)%	74%

2016	8.36	(0.00)	2.11	2.11	(0.01)	(0.73)	(0.74)	–	9.73	25.18	1,871	2.74	2.74	1.84	(0.01)	65

2015	11.14	(0.02)	(1.40)	(1.42)	–	(1.36)	(1.36)	–	8.36	(12.84)	1,681	2.75	2.75	1.84	(0.22)	64

2014	12.67	(0.09)	(0.39)	(0.48)	–	(1.05)	(1.05)	–	11.14	(3.61)	1,983	2.23	2.23	1.84	(0.73)	39

2013	10.84	(0.09)	3.34	3.25	–	(1.42)	(1.42)	–	12.67	30.45	2,807	2.28	2.28	1.84	(0.72)	31

Royce Small-Cap Value Fund–Investment Class
2017	$10.03	$0.04	$0.50	$0.54	$(0.06)	$(0.35)	$(0.41)	$–	$10.16	5.49%	$66,094	1.26%	1.25%	1.24%	0.44%	61%

2016	8.74	0.08	1.79	1.87	(0.08)	(0.50)	(0.58)	–	10.03	21.37	72,863	1.24	1.24	1.24	0.72	56

2015	11.81	0.10	(1.43)	(1.33)	(0.09)	(1.65)	(1.74)	–	8.74	(11.25)	77,821	1.23	1.23	1.23	0.69	60

2014	13.52	0.04	(0.05)	(0.01)	(0.03)	(1.67)	(1.70)	–	11.81	0.27	140,163	1.18	1.18	1.18	0.32	38

2013	11.37	0.02	3.13	3.15	(0.03)	(0.97)	(1.00)	–	13.52	28.06	196,854	1.21	1.21	1.21	0.11	51

Royce Small-Cap Value Fund–Service Class
2017	$9.98	$0.02	$0.50	$0.52	$(0.03)	$(0.35)	$(0.38)	$–	$10.12	5.27%	$152,232	1.51%	1.51%	1.49%	0.17%	61%

2016	8.70	0.05	1.79	1.84	(0.06)	(0.50)	(0.56)	–	9.98	21.06	213,067	1.49	1.49	1.48	0.48	56

2015	11.76	0.06	(1.41)	(1.35)	(0.06)	(1.65)	(1.71)	–	8.70	(11.51)	252,814	1.48	1.48	1.48	0.45	60

2014	13.48	0.01	(0.06)	(0.05)	–	(1.67)	(1.67)	–	11.76	(0.02)	477,999	1.45	1.45	1.45	0.04	38

2013	11.34	(0.02)	3.13	3.11	–	(0.97)	(0.97)	–	13.48	27.76	680,674	1.48	1.48	1.48	(0.17)	51

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2017 Annual Report to Shareholders | 99

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each year or other indicated period and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

												Ratio of Expenses to Average Net Assets

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investments and Foreign Currency	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers, Expense Reimbursements and Balance Credits	Prior to Fee Waivers and Expense Reimbursements	Net of Fee Waivers and Expense Reimbursements	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Royce Small-Cap Value Fund–Consultant Class
2017	$8.98	$(0.06)	$0.45	$0.39	$–	$(0.31)	$(0.31)	$–	$9.06	4.44%	$13,111	2.32%	2.32%	2.32%	(0.66)%	61%

2016	7.89	(0.03)	1.62	1.59	–	(0.50)	(0.50)	–	8.98	20.10	16,484	2.28	2.28	2.28	(0.33)	56

2015	10.87	(0.04)	(1.29)	(1.33)	–	(1.65)	(1.65)	–	7.89	(12.24)	18,404	2.27	2.27	2.27	(0.36)	60

2014	12.68	(0.09)	(0.05)	(0.14)	–	(1.67)	(1.67)	–	10.87	(0.74)	26,716	2.21	2.21	2.21	(0.71)	38

2013	10.81	(0.12)	2.96	2.84	–	(0.97)	(0.97)	–	12.68	26.61	31,604	2.29	2.29	2.29	(0.97)	51

Royce Small-Cap Value Fund–Institutional Class
2017	$10.03	$0.07	$0.59	$0.66	$(0.02)	$(0.35)	$(0.37)	$–	$10.32	6.72%	$3,658	1.09%	1.09%	1.09%	0.53%	61%

2016	8.74	0.10	1.79	1.89	(0.10)	(0.50)	(0.60)	–	10.03	21.54	127,741	1.08	1.08	1.08	0.86	56

2015	11.81	0.10	(1.40)	(1.30)	(0.12)	(1.65)	(1.77)	–	8.74	(11.05)	148,652	1.06	1.06	1.06	0.83	60

2014	13.53	0.06	(0.06)	0.00	(0.05)	(1.67)	(1.72)	–	11.81	0.35	196,543	1.05	1.05	1.05	0.46	38

2013	11.38	0.04	3.13	3.17	(0.05)	(0.97)	(1.02)	–	13.53	28.22	219,667	1.05	1.05	1.05	0.27	51

Royce Small-Cap Value Fund–R Class
2017	$9.63	$(0.02)	$0.48	$0.46	$–	$(0.34)	$(0.34)	$–	$9.75	4.81%	$14,620	1.88%	1.88%	1.88%	(0.21)%	61%

2016	8.42	0.01	1.73	1.74	(0.03)	(0.50)	(0.53)	–	9.63	20.60	18,059	1.85	1.85	1.85	0.11	56

2015	11.43	0.01	(1.35)	(1.34)	(0.02)	(1.65)	(1.67)	–	8.42	(11.71)	19,200	1.83	1.83	1.83	0.09	60

2014	13.19	(0.03)	(0.06)	(0.09)	–	(1.67)	(1.67)	–	11.43	(0.34)	31,043	1.77	1.77	1.77	(0.26)	38

2013	11.16	(0.06)	3.06	3.00	–	(0.97)	(0.97)	–	13.19	27.21	37,409	1.83	1.83	1.83	(0.52)	51

Royce Small-Cap Value Fund–K Class
2017	$6.93	$(0.02)	$0.34	$0.32	$(0.01)	$(0.24)	$(0.25)	$–	$7.00	4.72%	$1,963	2.42%	2.41%	1.99%	(0.32)%	61%

2016	6.17	0.00	1.27	1.27	(0.01)	(0.50)	(0.51)	–	6.93	20.52	2,966	1.95	1.95	1.95	(0.04)	56

2015	8.90	0.02	(1.06)	(1.04)	(0.04)	(1.65)	(1.69)	–	6.17	(11.69)	6,026	1.80	1.80	1.80	0.11	60

2014	10.65	(0.02)	(0.06)	(0.08)	–	(1.67)	(1.67)	–	8.90	(0.32)	9,363	1.67	1.67	1.67	(0.18)	38

2013	9.14	(0.03)	2.51	2.48	–	(0.97)	(0.97)	–	10.65	27.55	16,285	1.62	1.62	1.62	(0.30)	51

Royce Small/Mid-Cap Premier Fund–Investment Class
2017	$14.64	$0.05	$3.05	$3.10	$(0.03)	$(2.05)	$(2.08)	$–	$15.66	21.47%	$81,549	0.99%	0.99%	0.99%	0.29%	54%

2016	12.87	0.04	2.30	2.34	(0.06)	(0.51)	(0.57)	–	14.64	18.12	88,378	1.02	1.02	1.02	0.22	67

2015	15.21	0.12	(1.09)	(0.97)	(0.11)	(1.26)	(1.37)	–	12.87	(6.33)	89,766	1.10	1.10	1.10	0.54	66

2014	16.24	0.10	(0.25)	(0.15)	(0.05)	(0.83)	(0.88)	–	15.21	(0.81)	160,558	1.09	1.09	1.09	0.66	35

2013	14.48	0.03	3.71	3.74	(0.05)	(1.93)	(1.98)	–	16.24	26.37	117,306	1.13	1.13	1.13	0.36	79

Royce Small/Mid-Cap Premier Fund–Service Class
2017	$14.60	$0.02	$3.03	$3.05	$–	$(2.04)	$(2.04)	$–	$15.61	21.21%	$112,520	1.32%	1.32%	1.19%	0.10%	54%

2016	12.84	0.00	2.30	2.30	(0.03)	(0.51)	(0.54)	–	14.60	17.84	120,254	1.36	1.36	1.25	(0.01)	67

2015	15.17	0.05	(1.05)	(1.00)	(0.07)	(1.26)	(1.33)	–	12.84	(6.53)	120,381	1.46	1.46	1.35	0.31	66

2014	16.20	0.05	(0.25)	(0.20)	–	(0.83)	(0.83)	–	15.17	(1.14)	175,433	1.43	1.43	1.40	0.32	35

2013	14.45	0.00	3.68	3.68	(0.00)	(1.93)	(1.93)	–	16.20	25.99	223,533	1.45	1.45	1.42	0.02	79

100 | The Royce Funds 2017 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each year or other indicated period and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

												Ratio of Expenses to Average Net Assets

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investments and Foreign Currency	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers, Expense Reimbursements and Balance Credits	Prior to Fee Waivers and Expense Reimbursements	Net of Fee Waivers and Expense Reimbursements	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Royce Small/Mid-Cap Premier Fund–Consultant Class
2017	$10.44	$(0.09)	$2.16	$2.07	$–	$(1.45)	$(1.45)	$–	$11.06	20.10%	$10,328	2.24%	2.24%	2.09%	(0.81)%	54%

2016	9.37	(0.09)	1.67	1.58	–	(0.51)	(0.51)	–	10.44	16.78	11,643	2.28	2.28	2.14	(0.89)	67

2015	11.47	(0.06)	(0.78)	(0.84)	–	(1.26)	(1.26)	–	9.37	(7.31)	11,369	2.41	2.41	2.24	(0.58)	66

2014	12.57	(0.07)	(0.20)	(0.27)	–	(0.83)	(0.83)	–	11.47	(2.02)	13,338	2.31	2.31	2.31	(0.59)	35

2013	11.68	(0.12)	2.94	2.82	–	(1.93)	(1.93)	–	12.57	24.73	15,942	2.37	2.37	2.37	(0.93)	79

Royce Small/Mid-Cap Premier Fund–R Class
2017	$9.54	$(0.04)	$1.98	$1.94	$–	$(1.33)	$(1.33)	$–	$10.15	20.61%	$2,208	2.25%	2.24%	1.69%	(0.41)%	54%

2016	8.56	(0.05)	1.54	1.49	–	(0.51)	(0.51)	–	9.54	17.32	1,945	2.27	2.27	1.74	(0.51)	67

2015	10.60	(0.02)	(0.73)	(0.75)	(0.03)	(1.26)	(1.29)	–	8.56	(7.00)	2,339	2.20	2.20	1.84	(0.19)	66

2014	11.63	(0.02)	(0.18)	(0.20)	–	(0.83)	(0.83)	–	10.60	(1.59)	3,727	1.89	1.89	1.84	(0.14)	35

2013	10.86	(0.05)	2.75	2.70	–	(1.93)	(1.93)	–	11.63	25.51	6,805	1.90	1.90	1.84	(0.39)	79

Royce Smaller-Companies Growth Fund–Investment Class
2017	$11.22	$(0.09)	$2.08	$1.99	$–	$(2.28)	$(2.28)	$–	$10.93	18.20%	$119,745	1.19%	1.19%	1.19%	(0.67)%	64%

2016	11.36	(0.05)	1.17	1.12	–	(1.26)	(1.26)	–	11.22	9.67	98,962	1.15	1.15	1.15	(0.41)	59

2015	14.36	(0.06)	(0.19)	(0.25)	–	(2.75)	(2.75)	–	11.36	(1.59)	139,979	1.32	1.32	1.24	(0.38)	45

2014	17.03	(0.07)	0.68	0.61	–	(3.28)	(3.28)	–	14.36	4.04	295,412	1.33	1.33	1.33	(0.40)	52

2013	13.90	(0.09)	4.57	4.48	(0.00)	(1.35)	(1.35)	–	17.03	32.59	244,269	1.37	1.37	1.37	(0.59)	45

Royce Smaller-Companies Growth Fund–Service Class
2017	$11.01	$(0.12)	$2.03	$1.91	$–	$(2.23)	$(2.23)	$–	$10.69	17.80%	$228,008	1.49%	1.49%	1.47%	(0.96)%	64%

2016	11.20	(0.08)	1.15	1.07	–	(1.26)	(1.26)	–	11.01	9.37	284,640	1.51	1.51	1.49	(0.74)	59

2015	14.23	(0.08)	(0.20)	(0.28)	–	(2.75)	(2.75)	–	11.20	(1.82)	408,744	1.47	1.47	1.45	(0.58)	45

2014	16.93	(0.09)	0.67	0.58	–	(3.28)	(3.28)	–	14.23	3.89	572,899	1.44	1.44	1.42	(0.51)	52

2013	13.83	(0.11)	4.56	4.45	–	(1.35)	(1.35)	–	16.93	32.52	835,379	1.48	1.48	1.46	(0.69)	45

Royce Smaller-Companies Growth Fund–Consultant Class
2017	$9.63	$(0.18)	$1.77	$1.59	$–	$(1.94)	$(1.94)	$–	$9.28	16.92%	$10,119	2.36%	2.36%	2.24%	(1.73)%	64%

2016	10.01	(0.14)	1.02	0.88	–	(1.26)	(1.26)	–	9.63	8.58	10,593	2.35	2.35	2.24	(1.50)	59

2015	13.12	(0.18)	(0.18)	(0.36)	–	(2.75)	(2.75)	–	10.01	(2.61)	14,411	2.32	2.32	2.24	(1.36)	45

2014	15.99	(0.22)	0.63	0.41	–	(3.28)	(3.28)	–	13.12	3.05	17,158	2.29	2.29	2.29	(1.37)	52

2013	13.24	(0.24)	4.34	4.10	–	(1.35)	(1.35)	–	15.99	31.31	22,614	2.36	2.36	2.36	(1.58)	45

Royce Smaller-Companies Growth Fund–Institutional Class
2017	$11.35	$(0.09)	$2.11	$2.02	$–	$(2.31)	$(2.31)	$–	$11.06	18.23%	$9,315	1.21%	1.21%	1.21%	(0.70)%	64%

2016	11.48	(0.05)	1.18	1.13	–	(1.26)	(1.26)	–	11.35	9.66	20,523	1.15	1.15	1.15	(0.41)	59

2015	14.46	(0.03)	(0.20)	(0.23)	–	(2.75)	(2.75)	–	11.48	(1.45)	39,763	1.10	1.10	1.10	(0.22)	45

2014	17.09	(0.03)	0.68	0.65	–	(3.28)	(3.28)	–	14.46	4.26	38,718	1.06	1.06	1.06	(0.16)	52

2013	13.94	(0.03)	4.57	4.54	(0.04)	(1.35)	(1.39)	–	17.09	32.99	142,923	1.07	1.07	1.07	(0.30)	45

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2017 Annual Report to Shareholders | 101

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each year or other indicated period and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

												Ratio of Expenses to Average Net Assets

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investments and Foreign Currency	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers, Expense Reimbursements and Balance Credits	Prior to Fee Waivers and Expense Reimbursements	Net of Fee Waivers and Expense Reimbursements	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Royce Smaller-Companies Growth Fund–R Class
2017	$10.28	$(0.15)	$1.90	$1.75	$–	$(2.08)	$(2.08)	$–	$9.95	17.44%	$593	3.36%	3.35%	1.84%	(1.33)%	64%

2016	10.57	(0.11)	1.08	0.97	–	(1.26)	(1.26)	–	10.28	8.97	793	3.33	3.33	1.84	(1.10)	59

2015	13.64	(0.14)	(0.18)	(0.32)	–	(2.75)	(2.75)	–	10.57	(2.20)	886	2.99	2.99	1.84	(0.97)	45

2014	16.43	(0.15)	0.64	0.49	–	(3.28)	(3.28)	–	13.64	3.45	1,360	2.35	2.35	1.84	(0.93)	52

2013	13.51	(0.16)	4.43	4.27	–	(1.35)	(1.35)	–	16.43	31.95	1,605	2.41	2.41	1.84	(1.06)	45

Royce Special Equity Fund–Investment Class
2017	$22.02	$0.13	$1.56	$1.69	$(0.12)	$(1.80)	$(1.92)	$–	$21.79	7.87%	$1,142,224	1.17%	1.17%	1.17%	0.54%	15%

2016	17.94	0.21	5.57	5.78	(0.21)	(1.49)	(1.70)	–	22.02	32.21	1,225,095	1.17	1.17	1.17	0.99	29

2015	22.86	0.22	(3.04)	(2.82)	(0.24)	(1.86)	(2.10)	–	17.94	(12.36)	1,098,106	1.15	1.15	1.15	0.80	15

2014	25.02	0.13	0.09	0.22	(0.12)	(2.26)	(2.38)	–	22.86	1.09	1,950,211	1.12	1.12	1.12	0.47	21

2013	21.13	0.03	6.09	6.12	(0.03)	(2.20)	(2.23)	–	25.02	29.36	2,510,346	1.13	1.13	1.13	0.13	28

Royce Special Equity Fund–Service Class
2017	$21.98	$0.08	$1.56	$1.64	$(0.07)	$(1.79)	$(1.86)	$–	$21.76	7.66%	$108,001	1.50%	1.50%	1.39%	0.32%	15%

2016	17.92	0.16	5.56	5.72	(0.17)	(1.49)	(1.66)	–	21.98	31.92	128,102	1.50	1.50	1.39	0.77	29

2015	22.81	0.17	(3.03)	(2.86)	(0.17)	(1.86)	(2.03)	–	17.92	(12.55)	112,315	1.47	1.47	1.39	0.57	15

2014	24.97	0.06	0.09	0.15	(0.05)	(2.26)	(2.31)	–	22.81	0.80	233,791	1.44	1.44	1.39	0.20	21

2013	21.12	(0.03)	6.08	6.05	–	(2.20)	(2.20)	–	24.97	29.04	335,952	1.45	1.45	1.39	(0.13)	28

Royce Special Equity Fund–Consultant Class
2017	$20.16	$(0.10)	$1.43	$1.33	$–	$(1.63)	$(1.63)	$–	$19.86	6.77%	$46,654	2.21%	2.20%	2.20%	(0.49)%	15%

2016	16.57	(0.01)	5.13	5.12	(0.04)	(1.49)	(1.53)	–	20.16	30.91	50,514	2.20	2.20	2.20	(0.04)	29

2015	21.27	(0.05)	(2.76)	(2.81)	(0.03)	(1.86)	(1.89)	–	16.57	(13.23)	42,427	2.18	2.18	2.18	(0.24)	15

2014	23.57	(0.13)	0.09	(0.04)	–	(2.26)	(2.26)	–	21.27	0.04	63,981	2.14	2.14	2.14	(0.56)	21

2013	20.20	(0.21)	5.78	5.57	–	(2.20)	(2.20)	–	23.57	27.97	71,333	2.17	2.17	2.17	(0.90)	28

Royce Special Equity Fund–Institutional Class
2017	$21.84	$0.14	$1.55	$1.69	$(0.14)	$(1.78)	$(1.92)	$–	$21.61	7.96%	$247,004	1.09%	1.09%	1.09%	0.60%	15%

2016	17.80	0.23	5.53	5.76	(0.23)	(1.49)	(1.72)	–	21.84	32.35	206,270	1.07	1.07	1.07	1.10	29

2015	22.71	0.33	(3.12)	(2.79)	(0.26)	(1.86)	(2.12)	–	17.80	(12.27)	208,952	1.04	1.04	1.04	1.02	15

2014	24.88	0.14	0.10	0.24	(0.15)	(2.26)	(2.41)	–	22.71	1.17	639,723	1.02	1.02	1.02	0.56	21

2013	21.02	0.06	6.06	6.12	(0.06)	(2.20)	(2.26)	–	24.88	29.51	700,200	1.01	1.01	1.01	0.26	28

Royce Special Equity Multi-Cap Fund–Investment Class
2017	$13.90	$0.14	$2.04	$2.18	$(0.15)	$(0.30)	$(0.45)	$–	$15.63	15.77%	$41,081	1.04%	1.04%	0.99%	0.96%	28%

2016	12.34	0.17	1.55	1.72	(0.16)	–	(0.16)	–	13.90	13.92	34,858	1.02	1.02	0.97	1.15	50

2015	15.55	0.40	(2.48)	(2.08)	(0.35)	(0.78)	(1.13)	–	12.34	(13.40)	43,999	1.01	1.01	0.99	1.49	31

2014	14.92	0.10	1.30	1.40	(0.11)	(0.66)	(0.77)	–	15.55	9.53	123,545	0.97	0.97	0.96	0.95	39

2013	11.64	0.12	4.11	4.23	(0.12)	(0.83)	(0.95)	–	14.92	36.62	62,387	1.16	1.16	1.15	0.93	44

102 | The Royce Funds 2017 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each year or other indicated period and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

												Ratio of Expenses to Average Net Assets

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investments and Foreign Currency	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers, Expense Reimbursements and Balance Credits	Prior to Fee Waivers and Expense Reimbursements	Net of Fee Waivers and Expense Reimbursements	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Royce Special Equity Multi-Cap Fund–Service Class
2017	$13.95	$0.12	$2.02	$2.14	$(0.10)	$(0.30)	$(0.40)	$–	$15.69	15.42%	$24,182	1.39%	1.39%	1.24%	0.68%	28%

2016	12.38	0.13	1.57	1.70	(0.13)	–	(0.13)	–	13.95	13.69	37,495	1.34	1.34	1.23	0.89	50

2015	15.60	0.26	(2.39)	(2.13)	(0.31)	(0.78)	(1.09)	–	12.38	(13.64)	47,630	1.29	1.29	1.23	1.21	31

2014	14.96	0.10	1.27	1.37	(0.07)	(0.66)	(0.73)	–	15.60	9.28	94,878	1.34	1.34	1.24	0.66	39

2013	11.68	0.09	4.12	4.21	(0.10)	(0.83)	(0.93)	–	14.96	36.26	78,233	1.61	1.61	1.38	0.69	44

Royce Special Equity Multi-Cap Fund–Consultant Class [e]
2017	$9.12	$(0.00)	$1.32	$1.32	$(0.05)	$(0.20)	$(0.25)	$–	$10.19	14.50%	$4,190	2.73%	2.73%	1.99%	(0.06)%	28%

2016	8.15	0.02	1.03	1.05	(0.08)	–	(0.08)	–	9.12	12.89	4,986	2.38	2.38	1.99	0.12	50

2015	10.72	0.09	(1.63)	(1.54)	(0.25)	(0.78)	(1.03)	–	8.15	(14.35)	6,825	2.19	2.19	1.99	0.50	31

2014	10.00	(0.04)	1.48	1.44	(0.06)	(0.66)	(0.72)	–	10.72	14.57 [1]	9,223	2.54 [2]	2.54 [2]	1.99 [2]	(0.05)[2]	39

Royce Special Equity Multi-Cap Fund–Institutional Class
2017	$13.89	$0.17	$2.03	$2.20	$(0.17)	$(0.30)	$(0.47)	$–	$15.62	15.89%	$38,706	0.99%	0.99%	0.89%	1.06%	28%

2016	12.33	0.16	1.57	1.73	(0.17)	–	(0.17)	–	13.89	14.04	37,339	0.99	0.99	0.89	1.22	50

2015	15.56	0.34	(2.41)	(2.07)	(0.38)	(0.78)	(1.16)	–	12.33	(13.32)	36,864	0.94	0.94	0.89	1.56	31

2014	14.92	0.12	1.30	1.42	(0.12)	(0.66)	(0.78)	–	15.56	9.64	75,941	0.93	0.93	0.89	1.01	39

2013	11.64	0.15	4.10	4.25	(0.14)	(0.83)	(0.97)	–	14.92	36.73	48,063	1.10	1.10	1.04	1.02	44

Royce Total Return Fund–Investment Class
2017	$13.68	$0.14	$1.67	$1.81	$(0.12)	$(1.79)	$(1.91)	$–	$13.58	13.65%	$1,550,893	1.19%	1.19%	1.19%	1.00%	12%

2016	11.91	0.15	2.93	3.08	(0.22)	(1.09)	(1.31)	–	13.68	25.86	1,835,927	1.19	1.19	1.19	1.08	16

2015	14.74	0.17	(1.23)	(1.06)	(0.12)	(1.65)	(1.77)	–	11.91	(7.19)	1,850,309	1.15	1.15	1.15	1.18	11

2014	16.47	0.17	0.00	0.17	(0.28)	(1.62)	(1.90)	–	14.74	1.34	3,077,951	1.13	1.13	1.13	0.95	18

2013	13.63	0.16	4.24	4.40	(0.14)	(1.42)	(1.56)	–	16.47	32.76	3,657,904	1.13	1.13	1.13	1.00	21

Royce Total Return Fund–Service Class
2017	$13.98	$0.10	$1.69	$1.79	$(0.07)	$(1.82)	$(1.89)	$–	$13.88	13.24%	$97,854	1.49%	1.48%	1.48%	0.72%	12%

2016	12.12	0.11	3.00	3.11	(0.16)	(1.09)	(1.25)	–	13.98	25.60	142,606	1.46	1.46	1.46	0.80	16

2015	14.98	0.13	(1.25)	(1.12)	(0.09)	(1.65)	(1.74)	–	12.12	(7.48)	137,594	1.43	1.43	1.43	0.90	11

2014	16.61	0.12	0.01	0.13	(0.14)	(1.62)	(1.76)	–	14.98	1.08	232,814	1.42	1.42	1.42	0.60	18

2013	13.72	0.11	4.27	4.38	(0.07)	(1.42)	(1.49)	–	16.61	32.38	493,111	1.48	1.48	1.48	0.68	21

Royce Total Return Fund–Consultant Class
2017	$14.07	$0.01	$1.70	$1.71	$–	$(1.83)	$(1.83)	$–	$13.95	12.53%	$247,914	2.16%	2.16%	2.16%	0.04%	12%

2016	12.15	0.01	3.01	3.02	(0.01)	(1.09)	(1.10)	–	14.07	24.73	267,083	2.16	2.16	2.16	0.11	16

2015	15.05	0.03	(1.26)	(1.23)	(0.02)	(1.65)	(1.67)	–	12.15	(8.15)	262,131	2.16	2.16	2.16	0.18	11

2014	16.68	(0.00)	0.02	0.02	(0.03)	(1.62)	(1.65)	–	15.05	0.37	356,731	2.12	2.12	2.12	(0.04)	18

2013	13.81	(0.00)	4.29	4.29	–	(1.42)	(1.42)	–	16.68	31.38	404,498	2.15	2.15	2.15	(0.02)	21

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2017 Annual Report to Shareholders | 103

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each year or other indicated period and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

												Ratio of Expenses to Average Net Assets

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investments and Foreign Currency	Total Distributions	Shareholder Redemption Fees	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers, Expense Reimbursements and Balance Credits	Prior to Fee Waivers and Expense Reimbursements	Net of Fee Waivers and Expense Reimbursements	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

Royce Total Return Fund–Institutional Class
2017	$13.52	$0.16	$1.64	$1.80	$(0.15)	$(1.77)	$(1.92)	$–	$13.40	13.80%	$310,603	1.06%	1.06%	1.06%	1.13%	12%

2016	11.78	0.18	2.90	3.08	(0.25)	(1.09)	(1.34)	–	13.52	26.13	420,375	1.05	1.05	1.05	1.22	16

2015	14.61	0.18	(1.22)	(1.04)	(0.14)	(1.65)	(1.79)	–	11.78	(7.17)	374,555	1.03	1.03	1.03	1.28	11

2014	16.35	0.18	0.02	0.20	(0.32)	(1.62)	(1.94)	–	14.61	1.51	572,662	1.00	1.00	1.00	1.09	18

2013	13.55	0.18	4.21	4.39	(0.17)	(1.42)	(1.59)	–	16.35	32.93	621,447	1.00	1.00	1.00	1.15	21

Royce Total Return Fund–W Class
2017	$13.67	$0.14	$1.66	$1.80	$(0.12)	$(1.79)	$(1.91)	$–	$13.56	13.59%	$95,955	1.21%	1.21%	1.21%	1.00%	12%

2016	11.88	0.17	2.91	3.08	(0.20)	(1.09)	(1.29)	–	13.67	25.96	79,702	1.20	1.20	1.20	1.03	16

2015	14.72	0.16	(1.23)	(1.07)	(0.12)	(1.65)	(1.77)	–	11.88	(7.28)	118,167	1.18	1.18	1.18	1.17	11

2014	16.45	0.15	0.03	0.18	(0.29)	(1.62)	(1.91)	–	14.72	1.35	261,829	1.13	1.13	1.13	0.97	18

2013	13.62	0.16	4.23	4.39	(0.14)	(1.42)	(1.56)	–	16.45	32.71	249,035	1.15	1.15	1.15	0.99	21

Royce Total Return Fund–R Class
2017	$14.09	$0.06	$1.71	$1.77	$(0.03)	$(1.84)	$(1.87)	$–	$13.99	12.97%	$54,979	1.80%	1.80%	1.80%	0.40%	12%

2016	12.19	0.07	3.00	3.07	(0.08)	(1.09)	(1.17)	–	14.09	25.14	53,896	1.78	1.78	1.78	0.49	16

2015	15.07	0.08	(1.25)	(1.17)	(0.06)	(1.65)	(1.71)	–	12.19	(7.79)	50,684	1.77	1.77	1.77	0.56	11

2014	16.73	0.07	0.01	0.08	(0.12)	(1.62)	(1.74)	–	15.07	0.73	65,501	1.72	1.72	1.72	0.37	18

2013	13.82	0.06	4.30	4.36	(0.03)	(1.42)	(1.45)	–	16.73	31.95	72,541	1.75	1.75	1.75	0.39	21

Royce Total Return Fund–K Class
2017	$9.07	$0.06	$1.11	$1.17	$(0.03)	$(1.19)	$(1.22)	$–	$9.02	13.30%	$37,659	1.56%	1.56%	1.56%	0.64%	12%

2016	8.19	0.08	2.01	2.09	(0.12)	(1.09)	(1.21)	–	9.07	25.41	40,952	1.55	1.55	1.55	0.67	16

2015	10.71	0.09	(0.90)	(0.81)	(0.06)	(1.65)	(1.71)	–	8.19	(7.54)	62,597	1.49	1.49	1.49	0.85	11

2014	12.40	0.11	(0.03)	0.08	(0.15)	(1.62)	(1.77)	–	10.71	1.01	91,271	1.47	1.47	1.47	0.55	18

2013	10.53	0.07	3.27	3.34	(0.05)	(1.42)	(1.47)	–	12.40	32.20	196,344	1.50	1.50	1.50	0.62	21

[1] Not annualized
[2] Annualized
[a] The Class commenced operations on March 21, 2014.
[b] The Class commenced operations on January 5, 2016.
[c] The Class commenced operations on January 22, 2014.
[d] The Class commenced operations on February 26, 2016.
[e] The Class commenced operations on January 27, 2014.

104 | The Royce Funds 2017 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Notes to Financial Statements

Summary of Significant Accounting Policies:

    Royce Dividend Value Fund, Royce Global Financial Services Fund, Royce International Micro-Cap Fund, Royce International Premier Fund, Royce Low-Priced Stock Fund, Royce Micro-Cap Fund, Royce Micro-Cap Opportunity Fund, Royce Opportunity Fund, Royce Pennsylvania Mutual Fund, Royce Premier Fund, Royce Small-Cap Leaders Fund, Royce Small-Cap Value Fund, Royce Small/Mid-Cap Premier Fund, Royce Smaller-Companies Growth Fund, Royce Special Equity Fund, Royce Special Equity Multi-Cap Fund and Royce Total Return Fund (the “Fund” or “Funds”), are the seventeen series of The Royce Fund (the “Trust”), a diversified open-end management investment company organized as a Delaware statutory trust. Effective May 1, 2017, Royce Heritage Fund became Royce Small/Mid-Cap Premier Fund.
Classes of shares have equal rights as to earnings and assets, except that each class may bear different fees and expenses for distribution, shareholder servicing, registration and shareholder reports, and receive different compensating balance credits and expense reimbursements. Investment income, realized and unrealized capital gains or losses on investments and foreign currency, and expenses other than those attributable to a specific class are allocated to each class of shares based on its relative net assets.
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies”.
At December 31, 2017, officers, employees of Royce & Associates (“Royce”), Fund trustees, the Royce retirement plans and other affiliates owned more than 10% of the following Funds:

Royce International Micro-Cap Fund	52%
Royce Micro-Cap Opportunity Fund	18%

VALUATION OF INVESTMENTS:
    Securities are valued as of the close of trading on the New York Stock Exchange (NYSE) (generally 4:00 p.m. Eastern time) on the valuation date. Securities that trade on an exchange, and securities traded on Nasdaq’s Electronic Bulletin Board, are valued at their last reported sales price or Nasdaq official closing price taken from the primary market in which each security trades or, if no sale is reported for such day, at their highest bid price. Other over-the-counter securities for which market quotations are readily available are valued at their highest bid price, except in the case of some bonds and other fixed income securities which may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services. The Funds value their non-U.S. dollar denominated securities in U.S. dollars daily at the prevailing foreign currency exchange rates as quoted by a major bank. Securities for which market quotations are not readily available are valued at their fair value in accordance with the provisions of the 1940 Act, under procedures approved by the Trust’s Board of Trustees, and are reported as Level 3 securities. As a general principle, the fair value of a security is the amount which the Fund might reasonably expect to receive for the security upon its current sale. However, in light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security will be the amount which the Fund might be able to receive upon its current sale. In addition, if, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, a Fund may fair value the security. The Funds use an independent pricing service to provide fair value estimates for relevant non-U.S. equity securities on days when the U.S. market volatility exceeds a certain threshold. This pricing service uses proprietary correlations it has developed between the movement of prices of non-U.S. equity securities and indices of U.S.-traded securities, futures contracts and other indications to estimate the fair value of relevant non-U.S. securities. When fair value pricing is employed, the prices of securities used by a Fund may differ from quoted or published prices for the same security. Investments in money market funds are valued at net asset value per share.
Various inputs are used in determining the value of each Fund’s investments, as noted above. These inputs are summarized in the three broad levels below:
Level 1	–	quoted prices in active markets for identical securities.
Level 2	–	other significant observable inputs (including quoted prices for similar securities, foreign securities that may be fair valued and repurchase agreements). The table below includes all Level 2 securities. Level 2 securities with values based on quoted prices for similar securities are noted in the Schedules of Investments.
Level 3	–	significant unobservable inputs (including last trade price before trading was suspended, or at a discount thereto for lack of marketability or otherwise, market price information regarding other securities, information received from the company and/or published documents, including SEC filings and financial statements, or other publicly available information).
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Royce Funds 2017 Annual Report to Shareholders | 105

Notes to Financial Statements (continued)

VALUATION OF INVESTMENTS (continued):
    The following is a summary of the inputs used to value each Fund’s investments as of December 31, 2017. For a detailed breakout of common stocks by sector classification or country, please refer to the Schedules of Investments.

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Royce Dividend Value Fund
Common Stocks	$140,095,916	$39,879,666	$–	$179,975,582

Cash Equivalents	–	3,733,000	–	3,733,000

Royce Global Financial Services Fund
Common Stocks	40,124,369	15,218,296	–	55,342,665

Cash Equivalents	–	486,000	–	486,000

Royce International Micro-Cap Fund
Common Stocks	950,670	6,493,173	–	7,443,843

Cash Equivalents	–	570,000	–	570,000

Royce International Premier Fund
Common Stocks	5,865,752	149,906,776	–	155,772,528

Cash Equivalents	–	7,125,000	–	7,125,000

Royce Low-Priced Stock Fund
Common Stocks	247,096,995	17,693,790	0	264,790,785

Cash Equivalents	5,522,078	4,732,000	–	10,254,078

Royce Micro-Cap Fund
Common Stocks	190,654,753	4,351,939	828,000	195,834,692

Cash Equivalents	4,665,240	9,677,000	–	14,342,240

Royce Micro-Cap Opportunity Fund
Common Stocks	43,870,687	75,660	–	43,946,347

Cash Equivalents	–	3,825,000	–	3,825,000

Royce Opportunity Fund
Common Stocks	1,514,295,889	2,260,884	–	1,516,556,773

Cash Equivalents	30,458,149	95,789,000	–	126,247,149

Royce Pennsylvania Mutual Fund
Common Stocks	2,041,468,101	51,592,122	–	2,093,060,223

Cash Equivalents	11,440,093	18,657,000	–	30,097,093

Royce Premier Fund
Common Stocks	2,029,518,203	83,296,779	–	2,112,814,982

Cash Equivalents	–	249,484,000	–	249,484,000

Royce Small-Cap Leaders Fund
Common Stocks	79,159,537	2,330,792	–	81,490,329

Cash Equivalents	573,962	2,934,000	–	3,507,962

Royce Small-Cap Value Fund
Common Stocks	234,414,158	–	–	234,414,158

Cash Equivalents	–	18,037,000	–	18,037,000

Royce Small/Mid-Cap Premier Fund
Common Stocks	178,358,933	1,951,348	0	180,310,281

Cash Equivalents	–	28,045,000	–	28,045,000

Royce Smaller-Companies Growth Fund
Common Stocks	331,022,885	15,749,513	–	346,772,398

Cash Equivalents	17,341,344	22,667,000	–	40,008,344

Royce Special Equity Fund
Common Stocks	1,349,252,850	38,147,040	–	1,387,399,890

Cash Equivalents	–	157,801,000	–	157,801,000

Royce Special Equity Multi-Cap Fund
Common Stocks	100,051,673	–	–	100,051,673

Cash Equivalents	–	8,073,000	–	8,073,000

Royce Total Return Fund
Common Stocks	2,198,081,033	155,748,545	0	2,353,829,578

Corporate Bond	–	4,444,989	–	4,444,989

Cash Equivalents	1,599,553	33,008,000	–	34,607,553

106 | The Royce Funds 2017 Annual Report to Shareholders

VALUATION OF INVESTMENTS (continued):
Certain securities have transferred in and out of Level 1 and Level 2 measurements during the reporting period. The Funds recognize transfers between levels as of the end of the reporting period. For the year ended December 31, 2017, the following Funds had securities transfer from Level 1 to Level 2 and from Level 2 to Level 1 within the fair value hierarchy:

	TRANSFERS FROM	TRANSFERS FROM
	LEVEL 1 TO LEVEL 2	LEVEL 2 TO LEVEL 1

Royce Global Financial Services Fund	$–	$148,589

Royce Micro-Cap Opportunity Fund	75,660	–

Royce Opportunity Fund	2,253,165	–

Royce Pennsylvania Mutual Fund	8,954,871	4,410,647

Royce Smaller-Companies Growth Fund	2,795,024	–

Level 3 Reconciliation:

				REALIZED	UNREALIZED
	BALANCE AS OF 12/31/16	PURCHASES	SALES	GAIN (LOSS)	GAIN (LOSS)[1]	BALANCE AS OF 12/31/17

Royce Low-Priced Stock Fund

Common Stocks	$0	$–	$–	$–	$–	$0

Royce Micro-Cap Fund

Common Stocks	865,628	0	423	414	(37,619)	828,000

Royce Small/Mid-Cap Premier Fund

Common Stocks	–	0	–	–	–	0

Royce Total Return Fund

Common Stocks	0	–	–	–	–	0

[1]	The net change in unrealized appreciation (depreciation) is included in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized. Net realized gain (loss) from investments and foreign currency transactions is included in the accompanying Statement of Operations.

The following table summarizes the valuation techniques used and unobservable inputs approved by the Valuation Committee to determine the fair value of certain Level 3 investments. The table does not include Level 3 investments with values derived utilizing prices from prior transactions or third party pricing information with adjustments (e.g. broker quotes, pricing services, net asset values).

	FAIR VALUE AT			RANGE	IMPACT TO VALUATION FROM
	12/31/17	VALUATION TECHNIQUE(S)	UNOBSERVABLE INPUT(S)	AVERAGE	AN INCREASE IN INPUT[1]

Royce Micro-Cap Fund

		Discounted Present Value
Common Stocks	$828,000	Balance Sheet Analysis	Liquidity Discount	30%-40%	Decrease

[1]	This column represents the directional change in the fair value of the Level 3 investments that would result in an increase from the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect. Significant increases and decreases in these unobservable inputs in isolation could result in significantly higher or lower fair value measurements.

REPURCHASE AGREEMENTS:
    The Funds may enter into repurchase agreements with institutions that the Funds’ investment adviser has determined are creditworthy. Each Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of the counter-party, including possible delays or restrictions upon the ability of each Fund to dispose of its underlying securities. The remaining contractual maturities of repurchase agreements held by the Funds at December 31, 2017 are overnight and continuous.

FOREIGN CURRENCY:
    Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, expiration of currency forward contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on each Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including investments in securities at the end of the reporting period, as a result of changes in foreign currency exchange rates.

SECURITIES LENDING:
    The Funds loan securities through a lending agent to qualified institutional investors for the purpose of realizing additional income. Collateral for the Funds on all securities loaned is accepted in cash and cash equivalents and invested temporarily by the custodian, as well as non-cash collateral which includes short and long-term U.S. Treasuries. The collateral maintained is at least 100% of the current

The Royce Funds 2017 Annual Report to Shareholders | 107

Notes to Financial Statements (continued)

SECURITIES LENDING (continued):
market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. The Funds retain the risk of any loss on the securities on loan as well as incurring the potential loss on investments purchased with cash collateral received for securities lending. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. If the borrower fails to return loaned securities, and cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities and provided such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Funds or, at the option of the lending agent, to replace the securities. In the event of the bankruptcy of the borrower, the Funds could experience delay in recovering the loaned securities or only recover cash or a security of equivalent value. Loans of securities generally do not have stated maturity dates, and the Funds may recall a security at any time. The Funds’ securities lending income consists of the income earned on investing cash collateral, plus any premium payments received for lending certain securities, less any rebates paid to borrowers and lending agent fees associated with the loan. The lending agent is not affiliated with Royce. The market value of non-cash collateral held by the Funds at December 31, 2017 was as follows:

Royce Low-Priced Stock Fund	$8,258,939	Royce Small-Cap Leaders Fund	$934,355

Royce Micro-Cap Fund	6,477,617	Royce Small-Cap Value Fund	5,743,138

Royce Opportunity Fund	83,635,568	Royce Smaller-Companies Growth Fund	30,759,322

Royce Pennsylvania Mutual Fund	41,098,873	Royce Total Return Fund	3,953,518

Royce Premier Fund	13,380,911

    The following table presents by financial instrument, a Fund’s assets and liabilities net of related collateral held by the Fund at December 31, 2017:

	CASH COLLATERAL[1]	SECURITIES ON LOAN COLLATERALIZED BY CASH COLLATERAL	NET AMOUNT

Royce Low-Priced Stock Fund

Collateral on Loaned Securities/Securities on Loan	$5,522,078	$(5,303,987)	$218,091

Royce Micro-Cap Fund

Collateral on Loaned Securities/Securities on Loan	4,665,240	(4,452,202)	213,038

Royce Opportunity Fund

Collateral on Loaned Securities/Securities on Loan	30,458,149	(29,236,447)	1,221,702

Royce Pennsylvania Mutual Fund

Collateral on Loaned Securities/Securities on Loan	11,440,093	(11,035,105)	404,988

Royce Small-Cap Leaders Fund

Collateral on Loaned Securities/Securities on Loan	573,962	(535,486)	38,476

Royce Smaller-Companies Growth Fund

Collateral on Loaned Securities/Securities on Loan	17,341,344	(16,511,185)	830,159

Royce Total Return Fund

Collateral on Loaned Securities/Securities on Loan	1,599,553	(1,565,036)	34,517

[1]	Absent an event of default, assets and liabilities are presented gross and not offset in the Statements of Assets and Liabilities. The remaining contractual maturity of cash collateral is overnight and continuous.

DISTRIBUTIONS AND TAXES:
    As qualified regulated investment companies under Subchapter M of the Internal Revenue Code, the Funds are not subject to income taxes to the extent that each Fund distributes substantially all of its taxable income for its fiscal year.
Royce Dividend Value Fund and Royce Total Return Fund pay any dividends from net investment income quarterly and make any distributions from net realized gains annually in December. The other Funds pay any dividends and capital gain distributions annually in December. Dividends from net investment income and distributions from capital gains are determined at a class level. Because federal income tax regulations differ from generally accepted accounting principles, income and capital gain distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes differ from those reflected in the accompanying financial statements.

CAPITAL GAINS TAXES:
The Funds are subject to a tax imposed on short-term capital gains on securities of issuers domiciled in certain countries. The Funds record an estimated deferred tax liability for gains in these securities that have been held for less than one year. This amount, if any, is reported as deferred capital gains tax in the accompanying Statements of Assets and Liabilities, assuming those positions were disposed of at the end of the period, and accounted for as a reduction in the market value of the security.

108 | The Royce Funds 2017 Annual Report to Shareholders

INVESTMENT TRANSACTIONS AND RELATED INVESTMENT INCOME:
Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on an accrual basis. Premiums and discounts on debt securities are amortized using the effective yield-to-maturity method. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

EXPENSES:
The Funds incur direct and indirect expenses. Expenses directly attributable to a Fund are charged to the Fund’s operations, while expenses applicable to more than one of the Royce Funds are allocated equitably. Certain personnel, occupancy costs and other administrative expenses related to the Funds are allocated by Royce under an administration agreement and are included in administrative and office facilities and legal expenses. The Trust has adopted a deferred fee agreement that allows the Trustees to defer the receipt of all or a portion of trustees’ fees otherwise payable. The deferred fees are invested in certain Royce Funds until distributed in accordance with the agreement.

COMPENSATING BALANCE CREDITS:
The Funds have arrangements with their custodian bank and transfer agent, whereby a portion of the custodian’s fee and transfer agent’s fee is paid indirectly by credits earned on a Fund’s cash on deposit with the bank and transfer agent. These deposit arrangements are an alternative to purchasing overnight investments. Conversely, a Fund pays interest to the custodian on any cash overdrafts, to the extent they are not offset by credits earned on positive cash balances.

LINE OF CREDIT:
The Funds, along with certain other Royce Funds, participate in a $65 million line of credit (“Credit Agreement”) with State Street Bank and Trust Company to be used for temporary or emergency purposes. This revolving Credit Agreement expires on October 12, 2018. Pursuant to the Credit Agreement, each participating Fund is liable for a portion of the commitment fee for the credit facility and for principal and interest payments related to borrowings made by that Fund. Borrowings under the Credit Agreement bear interest at a rate equal to the higher of the federal funds rate or One-Month LIBOR rate. The Funds did not utilize the line of credit during the year ended December 31, 2017.

Capital Share Transactions (in dollars):

			SHARES ISSUED FOR
			REINVESTMENT						NET INCREASE (DECREASE) FROM
	SHARES SOLD		OF DISTRIBUTIONS		SHARES REDEEMED		SHARE CLASS CONVERSION		CAPITAL SHARE TRANSACTIONS

	Year Ended	Period Ended	Year Ended	Period Ended	Year Ended	Period Ended	Year Ended	Period Ended	Year Ended	Period Ended
	12/31/17	12/31/16	12/31/17	12/31/16	12/31/17	12/31/16	12/31/17[1]	12/31/16[2]	12/31/17	12/31/16

Royce Dividend Value Fund
Investment Class	$33,358,164	$18,958,290	$14,559,845	$9,175,565	$(34,756,532)	$(49,583,548)	$3,578,591		$16,740,068	$(21,449,693)

Service Class	4,595,603	7,065,296	6,925,218	9,959,042	(72,839,992)	(76,162,628)	(3,578,591)		(64,897,762)	(59,138,290)

Consultant Class	43,403	145,757	179,517	121,151	(365,980)	(612,404)			(143,060)	(345,496)

Institutional Class	156,698	73,405	149,582	85,945	(63,252)	(24,719)			243,028	134,631

Royce Global Financial Services Fund
Service Class	19,803,777	10,004,674	1,524,105	314,467	(25,122,992)	(22,967,471)			(3,795,110)	(12,648,330)

Institutional Class	1,030,249	5,237,088	287,397	62,041	(446,493)	–			871,153	5,299,129

Royce International Micro-Cap Fund
Service Class	625,802	187,420	102,614	92,479	(462,796)	(594,454)			265,620	(314,555)

Royce International Premier Fund
Investment Class	68,809,358	6,174,749	879,967	405,500	(9,492,960)	(14,199,466)	10,710,066		70,906,431	(7,619,217)

Service Class	15,361,047	4,838,193	309,552	841,078	(10,148,697)	(12,025,961)	(10,686,016)		(5,164,114)	(6,346,690)

Consultant Class	2,900,964	378,145	13,784	69,250	(782,316)	(2,062,532)			2,132,432	(1,615,137)

R Class	1,108	10,139	528	1,431	–	–			1,636	11,570

K Class	–	–	–	672	–	–	(24,050)		(24,050)	672

Royce Low-Priced Stock Fund
Investment Class	4,827,741	1,971,123	3,042,673	1,820,228	(7,679,466)	(10,892,309)	30,157,999		30,348,947	(7,100,958)

Service Class	5,359,019	7,067,276	12,483,625	23,428,229	(69,244,052)	(80,535,704)	(29,086,803)		(80,488,211)	(50,040,199)

Institutional Class	315,958	583,934	499,044	1,067,221	(8,139,049)	(27,305,121)			(7,324,047)	(25,653,966)

R Class	98,627	162,573	63,719	89,653	(173,595)	(411,859)			(11,249)	(159,633)

K Class	13,656	107,931	–	434,240	(42,545)	(687,522)	(1,071,196)		(1,100,085)	(145,351)

Royce Micro-Cap Fund
Investment Class	8,604,513	9,466,655	11,026,347	18,015,282	(42,144,313)	(66,073,769)	201,150		(22,312,303)	(38,591,832)

Service Class	3,672,153	4,842,797	937,168	1,576,589	(7,631,678)	(10,503,711)	(201,150)		(3,223,507)	(4,084,325)

Consultant Class	466,511	1,293,781	1,683,462	4,079,826	(10,592,332)	(14,100,322)			(8,442,359)	(8,726,715)

Royce Micro-Cap Opportunity Fund
Investment Class	2,803,349	6,820,847	3,283,146	–	(12,453,128)	(5,142,669)	47,069		(6,319,564)	1,678,178

Service Class	368,449	291,194	82,715	–	(401,071)	(691,434)	(47,069)		3,024	(400,240)

The Royce Funds 2017 Annual Report to Shareholders | 109

Notes to Financial Statements (continued)

Capital Share Transactions (in dollars) (continued):

			SHARES ISSUED FOR
			REINVESTMENT						NET INCREASE (DECREASE) FROM
	SHARES SOLD		OF DISTRIBUTIONS		SHARES REDEEMED		SHARE CLASS CONVERSIONS		CAPITAL SHARE TRANSACTIONS

	Year Ended	Period Ended	Year Ended	Period Ended	Year Ended	Period Ended	Year Ended	Period Ended	Year Ended	Period Ended
	12/31/17	12/31/16	12/31/17	12/31/16	12/31/17	12/31/16	12/31/17[1]	12/31/16[2]	12/31/17	12/31/16

Royce Opportunity Fund
Investment Class	$95,914,276	$81,034,611	$89,555,952	$41,705,217	$(176,705,384)	$(253,661,600)	$809,011		$9,573,855	$(130,921,772)

Service Class	50,250,124	16,933,706	11,529,769	4,661,818	(42,272,885)	(62,322,206)	(809,011)		18,697,997	(40,726,682)

Consultant Class	1,258,054	2,287,388	2,481,422	1,568,020	(5,389,905)	(5,702,177)			(1,650,429)	(1,846,769)

Institutional Class	65,630,056	58,740,553	77,029,241	35,837,134	(123,056,070)	(220,100,854)			19,603,227	(125,523,167)

R Class	7,407,124	5,262,774	5,142,835	2,794,912	(14,211,365)	(8,185,578)			(1,661,406)	(127,892)

K Class	3,768,309	2,688,304	1,024,733	525,822	(4,179,483)	(7,346,313)			613,559	(4,132,187)

Royce Pennsylvania Mutual Fund
Investment Class	108,329,916	101,656,002	254,272,581	98,152,740	(364,099,258)	(725,638,867)	954,383		(542,378)	(525,830,125)

Service Class	21,525,651	27,866,036	6,601,511	5,127,006	(73,066,550)	(47,207,450)	(954,383)		(45,893,771)	(14,214,408)

Consultant Class	6,858,381	9,509,567	59,284,622	29,743,347	(95,624,041)	(109,823,958)			(29,481,038)	(70,571,044)

Institutional Class	174,059,170	135,118,511	12,113,429	18,093,080	(396,581,300)	(481,864,428)			(210,408,701)	(328,652,837)

R Class	2,869,674	2,588,691	2,671,302	1,140,459	(7,107,006)	(7,878,915)			(1,566,030)	(4,149,765)

K Class	356,892	507,920	494,633	247,212	(1,182,189)	(2,093,193)			(330,664)	(1,338,061)

Royce Premier Fund
Investment Class	241,047,460	132,149,740	223,171,515	179,639,115	(382,949,395)	(697,868,653)	245,348		81,514,928	(386,079,798)

Service Class	14,869,157	10,158,965	6,885,399	5,025,159	(17,172,517)	(36,123,462)	(245,348)	$1,863,164	4,336,691	(19,076,174)

Consultant Class	2,882,510	1,657,648	3,994,852	4,316,806	(8,935,374)	(9,246,501)			(2,058,012)	(3,272,047)

Institutional Class	261,675,152	80,363,260	33,768,589	29,595,890	(310,726,543)	(177,605,927)			(15,282,802)	(67,646,777)

W Class	10,076,719	11,616,780	2,010,290	14,836,924	(145,318,380)	(85,709,902)			(133,231,371)	(59,256,198)

R Class	690,774	452,451	1,724,204	1,728,030	(4,464,354)	(5,486,362)			(2,049,376)	(3,305,881)

K Class		1,217,490		1,845,074		(2,530,035)		(1,863,164)		(1,330,635)

Royce Small-Cap Leaders Fund
Investment Class	3,821,850	2,943,260	5,604,193	4,254,065	(15,331,606)	(15,072,711)	3,953,879		(1,951,684)	(7,875,386)

Service Class	2,089,523	2,746,867	5,365,200	4,672,613	(13,946,182)	(20,862,377)	(3,451,813)		(9,943,272)	(13,442,897)

R Class	626,596	390,342	257,152	132,202	(848,782)	(549,660)			34,966	(27,116)

K Class	8,625	124,715	–	35,143	(13,841)	(61,065)	(502,066)		(507,282)	98,793

Royce Small-Cap Value Fund
Investment Class	7,212,852	15,238,437	2,298,668	3,520,923	(27,843,241)	(33,562,073)	11,332,541		(6,999,180)	(14,802,713)

Service Class	5,782,230	8,438,818	4,963,542	10,369,371	(60,660,700)	(87,439,478)	(11,332,541)		(61,247,469)	(68,631,289)

Consultant Class	528,340	923,536	419,883	835,891	(4,299,901)	(5,814,390)			(3,351,678)	(4,054,963)

Institutional Class	5,715,018	51,211,150	135,010	7,164,497	(121,609,510)	(100,761,956)			(115,759,482)	(42,386,309)

R Class	2,325,469	2,883,464	486,662	953,798	(6,314,704)	(7,228,118)			(3,502,573)	(3,390,856)

K Class	515,109	1,184,756	71,464	211,184	(1,601,007)	(4,929,415)			(1,014,434)	(3,533,475)

Royce Small/Mid-Cap Premier Fund
Investment Class	2,802,152	3,678,000	9,333,591	3,292,053	(38,615,198)	(20,684,731)	14,585,974		(11,893,481)	(13,714,678)

Service Class	2,862,831	1,980,974	12,670,685	4,133,928	(23,075,898)	(21,159,246)	(10,355,341)		(17,897,723)	(15,044,344)

Consultant Class	203,495	550,259	1,168,599	519,489	(3,427,490)	(1,971,398)			(2,055,396)	(901,650)

R Class	325,929	240,334	253,421	97,399	(438,712)	(950,917)			140,638	(613,184)

K Class	73,214	524,089	–	212,068	(114,702)	(971,874)	(4,230,633)		(4,272,121)	(235,717)

Royce Smaller-Companies Growth Fund
Investment Class	8,568,833	9,036,660	17,465,075	8,163,119	(31,336,604)	(55,705,571)	30,948,573		25,645,877	(38,505,792)

Service Class	7,939,518	14,663,751	37,667,971	28,201,863	(75,375,930)	(159,219,364)	(30,801,077)		(60,569,518)	(116,353,750)

Consultant Class	436,581	170,036	1,736,168	1,256,839	(2,498,886)	(4,722,177)			(326,137)	(3,295,302)

Institutional Class	2,292,066	4,456,412	1,401,477	1,910,324	(15,929,293)	(24,349,639)			(12,235,750)	(17,982,903)

R Class	253,510	212,289	121,248	89,046	(573,963)	(364,827)			(199,205)	(63,492)

K Class	10,337	24,433	–	38,133	(73,104)	(140,884)	(147,496)		(210,263)	(78,318)

Royce Special Equity Fund
Investment Class	135,718,687	179,392,659	78,155,944	75,160,317	(287,748,016)	(354,506,680)	456,521		(73,416,864)	(99,953,704)

Service Class	17,484,310	30,335,347	7,079,422	6,662,481	(43,100,887)	(43,663,631)	(456,521)		(18,993,676)	(6,665,803)

Consultant Class	3,664,645	5,012,148	3,280,685	3,309,705	(10,202,732)	(8,602,908)			(3,257,402)	(281,055)

Institutional Class	119,222,833	45,055,283	18,780,245	15,454,797	(96,058,792)	(104,274,992)			41,944,286	(43,764,912)

110 | The Royce Funds 2017 Annual Report to Shareholders

Capital Share Transactions (in dollars) (continued):

			SHARES ISSUED FOR
			REINVESTMENT						NET INCREASE (DECREASE) FROM
	SHARES SOLD		OF DISTRIBUTIONS		SHARES REDEEMED		SHARE CLASS CONVERSIONS		CAPITAL SHARE TRANSACTIONS

	Year Ended	Period Ended	Year Ended	Period Ended	Year Ended	Period Ended	Year Ended	Period Ended	Year Ended	Period Ended
	12/31/17	12/31/16	12/31/17	12/31/16	12/31/17	12/31/16	12/31/17[1]	12/31/16[2]	12/31/17	12/31/16

Royce Special Equity Multi-Cap Fund
Investment Class	$2,451,602	$9,065,075	$1,040,135	$361,721	$(5,918,178)	$(23,180,740)	$4,410,760		$1,984,319	$(13,753,944)

Service Class	1,980,085	1,179,738	546,406	291,900	(14,809,505)	(16,267,235)	(4,410,760)		(16,693,774)	(14,795,597)

Consultant Class	246,555	563,388	93,069	37,877	(1,656,776)	(2,866,031)			(1,317,152)	(2,264,766)

Institutional Class	241,566	175,067	1,120,943	461,530	(4,665,527)	(4,391,464)			(3,303,018)	(3,754,867)

Royce Total Return Fund
Investment Class	165,438,966	294,955,069	160,024,214	136,990,355	(621,860,725)	(682,255,576)	616,402		(295,781,143)	(250,310,152)

Service Class	37,626,452	36,092,000	10,955,024	10,591,744	(93,727,158)	(58,098,066)	(616,402)		(45,762,084)	(11,414,322)

Consultant Class	7,849,294	10,401,986	26,542,808	17,832,355	(53,725,682)	(60,628,932)			(19,333,580)	(32,394,591)

Institutional Class	267,365,781	293,147,555	34,156,423	34,001,932	(418,141,043)	(348,478,072)			(116,618,839)	(21,328,585)

W Class	23,629,518	25,598,918	9,432,413	5,366,667	(16,176,485)	(84,376,627)			16,885,446	(53,411,042)

R Class	13,477,855	7,424,801	6,544,516	4,240,875	(18,954,349)	(15,644,457)			1,068,022	(3,978,781)

K Class	10,702,334	22,509,661	4,529,233	4,948,018	(18,585,697)	(55,761,263)			(3,354,130)	(28,303,584)

Capital Share Transactions (in shares):

			SHARES ISSUED FOR
			REINVESTMENT						NET INCREASE (DECREASE) IN
	SHARES SOLD		OF DISTRIBUTIONS		SHARES REDEEMED		SHARE CLASS CONVERSIONS		SHARES OUTSTANDING

	Year Ended	Period Ended	Year Ended	Period Ended	Year Ended	Period Ended	Year Ended	Period Ended	Year Ended	Period Ended
	12/31/17	12/31/16	12/31/17	12/31/16	12/31/17	12/31/16	12/31/17[1]	12/31/16[2]	12/31/17	12/31/16

Royce Dividend Value Fund
Investment Class	4,298,687	2,660,858	1,985,078	1,266,523	(4,549,529)	(7,026,219)	436,413		2,170,649	(3,098,838)

Service Class	593,367	982,932	919,198	1,347,129	(9,162,991)	(10,577,464)	(427,550)		(8,077,976)	(8,247,403)

Consultant Class	4,932	18,781	20,882	14,300	(40,367)	(84,343)			(14,553)	(51,262)

Institutional Class	20,750	10,503	20,657	11,998	(8,312)	(3,669)			33,095	18,832

Royce Global Financial Services Fund
Service Class	2,011,114	1,190,188	147,399	35,333	(2,568,417)	(2,858,179)			(409,904)	(1,632,658)

Institutional Class	82,514	560,952	21,641	5,461	(36,663)	–			67,492	566,413

Royce International Micro-Cap Fund
Service Class	57,050	20,043	8,425	9,360	(40,290)	(61,674)			25,185	(32,271)

Royce International Premier Fund
Investment Class[3]	5,700,233	3,108,605	69,180	44,220	(801,879)	(1,449,841)	840,664		5,808,198	1,702,984

Service Class[3]	1,104,260	3,645,178	20,392	77,022	(760,763)	(1,037,673)	(704,906)		(341,017)	2,684,527

Consultant Class[3]	185,684	572,065	834	5,809	(54,788)	(163,265)			131,730	414,609

R Class[3]	103	5,494	44	163	–	–			147	5,657

K Class[3]	–	2,473	–	78	–	–	(2,551)		(2,551)	2,551

Royce Low-Priced Stock Fund
Investment Class	577,375	256,929	367,917	219,834	(915,749)	(1,408,310)	3,434,852		3,464,395	(931,547)

Service Class	640,080	908,878	1,515,003	2,839,785	(8,306,853)	(10,354,471)	(3,325,309)		(9,477,079)	(6,605,808)

Institutional Class	37,701	75,466	60,126	128,581	(959,231)	(3,729,447)			(861,404)	(3,525,400)

R Class	12,437	22,201	8,190	11,450	(22,168)	(54,355)			(1,541)	(20,704)

K Class	9,447	57,659	–	301,555	(29,290)	(381,680)	(741,056)		(760,899)	(22,466)

Royce Micro-Cap Fund
Investment Class	715,505	849,276	965,522	1,510,082	(3,519,967)	(5,962,181)	16,447		(1,822,493)	(3,602,823)

Service Class	314,908	435,709	83,750	134,751	(648,355)	(971,095)	(16,790)		(266,487)	(400,635)

Consultant Class	49,719	148,907	188,517	433,103	(1,128,904)	(1,547,295)			(890,668)	(965,285)

Royce Micro-Cap Opportunity Fund
Investment Class	148,676	499,875	171,086	–	(620,649)	(354,864)	2,287		(298,600)	145,011

Service Class	37,846	40,382	8,572	–	(42,970)	(98,358)	(4,548)		(1,100)	(57,976)

Royce Opportunity Fund
Investment Class	6,866,763	7,169,819	6,779,406	3,210,563	(12,814,149)	(22,519,005)	53,934		885,954	(12,138,623)

Service Class	3,856,271	1,582,515	935,858	383,689	(3,215,595)	(5,985,363)	(57,828)		1,518,706	(4,019,159)

Consultant Class	108,753	254,530	227,862	144,785	(470,217)	(586,237)			(133,602)	(186,922)

Institutional Class	4,638,535	5,099,929	5,718,577	2,708,778	(8,815,496)	(19,157,014)			1,541,616	(11,348,307)

R Class	578,202	525,049	431,446	236,853	(1,134,320)	(781,985)			(124,672)	(20,083)

K Class	331,425	280,506	94,533	49,097	(370,027)	(790,088)			55,931	(460,485)

The Royce Funds 2017 Annual Report to Shareholders | 111

Notes to Financial Statements (continued)

Capital Share Transactions (in shares) (continued):

			SHARES ISSUED FOR
			REINVESTMENT						NET INCREASE (DECREASE) IN
	SHARES SOLD		OF DISTRIBUTIONS		SHARES REDEEMED		SHARE CLASS CONVERSIONS		SHARES OUTSTANDING

	Year Ended	Period Ended	Year Ended	Period Ended	Year Ended	Period Ended	Year Ended	Period Ended	Year Ended	Period Ended
	12/31/17	12/31/16	12/31/17	12/31/16	12/31/17	12/31/16	12/31/17[1]	12/31/16[2]	12/31/17	12/31/16

Royce Pennsylvania Mutual Fund
Investment Class	9,353,969	10,226,806	24,734,687	8,810,839	(31,659,681)	(73,784,191)	76,842		2,505,817	(54,746,546)

Service Class	1,905,268	2,531,009	639,681	459,821	(6,382,646)	(4,824,673)	(77,029)		(3,914,726)	(1,833,843)

Consultant Class	752,114	1,165,040	7,168,636	3,308,492	(10,375,300)	(13,450,271)			(2,454,550)	(8,976,739)

Institutional Class	14,104,272	13,478,552	1,176,061	1,622,698	(32,419,747)	(46,263,535)			(17,139,414)	(31,162,285)

R Class	268,144	265,258	275,108	108,100	(655,493)	(837,492)			(112,241)	(464,134)

K Class	38,113	59,680	58,398	26,841	(127,563)	(262,303)			(31,052)	(175,782)

Royce Premier Fund
Investment Class	14,016,958	8,812,203	13,759,039	11,434,739	(22,598,666)	(47,449,896)	13,233		5,190,564	(27,202,954)

Service Class	901,293	683,834	436,337	328,013	(1,023,456)	(2,490,902)	(13,608)	122,015	300,566	(1,357,040)

Consultant Class	217,332	132,228	309,679	342,061	(658,762)	(732,856)			(131,751)	(258,567)

Institutional Class	15,121,922	4,672,420	2,055,301	1,859,039	(18,265,426)	(10,964,670)			(1,088,203)	(4,433,211)

W Class	609,443	769,454	123,331	940,832	(8,321,109)	(5,671,662)			(7,588,335)	(3,961,376)

R Class	44,412	31,848	114,717	117,873	(284,373)	(385,875)			(125,244)	(236,154)

K Class		766,591		61,502,453		(1,403,182)		(62,522,285)		(1,656,423)

Royce Small-Cap Leaders Fund
Investment Class	535,267	429,323	862,183	594,974	(2,108,703)	(2,292,098)	524,387		(186,866)	(1,267,801)

Service Class	296,333	411,724	834,401	661,844	(1,966,267)	(3,183,253)	(461,537)		(1,297,070)	(2,109,685)

R Class	64,228	42,261	28,894	13,532	(86,349)	(64,382)			6,773	(8,589)

K Class	860	13,532	–	3,507	(1,392)	(6,453)	(49,764)		(50,296)	10,586

Royce Small-Cap Value Fund
Investment Class	741,807	1,706,503	231,721	347,918	(2,868,196)	(3,693,241)	1,133,254		(761,414)	(1,638,820)

Service Class	576,985	918,639	502,382	1,028,707	(6,244,261)	(9,655,060)	(1,140,095)		(6,304,989)	(7,707,714)

Consultant Class	59,530	112,192	47,444	92,160	(494,608)	(700,893)			(387,634)	(496,541)

Institutional Class	580,786	6,021,934	13,407	707,954	(12,978,342)	(11,003,947)			(12,384,149)	(4,274,059)

R Class	248,260	319,737	51,120	98,127	(676,071)	(823,181)			(376,691)	(405,317)

K Class	75,821	173,952	10,448	30,169	(233,932)	(752,641)			(147,663)	(548,520)

Royce Small/Mid-Cap Premier Fund
Investment Class	180,885	281,846	609,640	222,737	(2,481,762)	(1,440,664)	862,565		(828,672)	(936,081)

Service Class	186,926	149,122	829,776	280,456	(1,456,138)	(1,565,689)	(589,610)		(1,029,046)	(1,136,111)

Consultant Class	18,648	55,903	108,003	49,287	(308,411)	(203,096)			(181,760)	(97,906)

R Class	31,664	27,042	25,521	10,114	(43,525)	(106,425)			13,660	(69,269)

K Class	7,418	56,896	–	21,750	(11,712)	(107,350)	(419,319)		(423,613)	(28,704)

Royce Smaller-Companies Growth Fund
Investment Class	726,175	847,388	1,632,250	717,953	(2,610,111)	(5,074,410)	2,386,166		2,134,480	(3,509,069)

Service Class	667,456	1,409,846	3,597,705	2,529,315	(6,376,008)	(14,572,615)	(2,426,035)		(4,536,882)	(10,633,454)

Consultant Class	42,850	18,168	190,998	128,775	(243,879)	(486,078)			(10,031)	(339,135)

Institutional Class	186,029	412,595	129,407	166,115	(1,280,636)	(2,234,312)			(965,200)	(1,655,602)

R Class	22,294	20,463	12,448	8,546	(52,310)	(35,661)			(17,568)	(6,652)

K Class	1,824	4,217	–	6,933	(13,381)	(23,979)	(25,935)		(37,492)	(12,829)

Royce Special Equity Fund
Investment Class	6,201,776	9,260,512	3,671,017	3,410,178	(13,116,344)	(18,239,504)	20,317		(3,223,234)	(5,568,814)

Service Class	799,233	1,557,578	332,993	302,840	(1,975,892)	(2,299,540)	(20,390)		(864,056)	(439,122)

Consultant Class	185,121	271,702	169,107	164,009	(510,780)	(489,570)			(156,552)	(53,859)

Institutional Class	5,531,768	2,367,916	889,637	706,990	(4,436,735)	(5,367,357)			1,984,670	(2,292,451)

Royce Special Equity Multi-Cap Fund
Investment Class	165,273	704,106	67,983	25,618	(402,101)	(1,787,819)	290,182		121,337	(1,058,095)

Service Class	135,187	92,500	35,573	20,600	(1,028,167)	(1,271,369)	(289,800)		(1,147,207)	(1,158,269)

Consultant Class	25,805	64,759	9,326	4,086	(171,041)	(358,839)			(135,910)	(289,994)

Institutional Class	16,730	14,101	73,360	32,709	(299,588)	(348,109)			(209,498)	(301,299)

112 | The Royce Funds 2017 Annual Report to Shareholders

Capital Share Transactions (in shares) (continued):

			SHARES ISSUED FOR
			REINVESTMENT						NET INCREASE (DECREASE) IN
	SHARES SOLD		OF DISTRIBUTIONS		SHARES REDEEMED		SHARE CLASS CONVERSIONS		SHARES OUTSTANDING

	Year Ended	Period Ended	Year Ended	Period Ended	Year Ended	Period Ended	Year Ended	Period Ended	Year Ended	Period Ended
	12/31/17	12/31/16	12/31/17	12/31/16	12/31/17	12/31/16	12/31/17[1]	12/31/16[2]	12/31/17	12/31/16

Royce Total Return Fund
Investment Class	11,868,856	23,095,630	12,067,778	9,965,626	(43,955,697)	(54,300,006)	41,593		(19,977,470)	(21,238,750)

Service Class	2,650,293	2,651,956	808,230	752,701	(6,572,028)	(4,555,567)	(40,740)		(3,154,245)	(1,150,910)

Consultant Class	544,363	809,896	1,953,113	1,253,650	(3,711,048)	(4,654,549)			(1,213,572)	(2,591,003)

Institutional Class	18,520,572	22,240,210	2,608,378	2,503,885	(29,035,003)	(25,442,830)			(7,906,053)	(698,735)

W Class	1,674,617	2,022,318	713,915	391,422	(1,143,414)	(6,527,081)			1,245,118	(4,113,341)

R Class	934,952	561,428	480,019	298,296	(1,309,309)	(1,194,084)			105,662	(334,360)

K Class	1,143,530	2,544,929	515,092	540,978	(1,995,811)	(6,214,250)			(337,189)	(3,128,343)

[1]	Royce International Premier Fund K Class shares converted to Service Class shares on February 7, 2017. On February 24, 2017, K Class shares converted to Service Class shares for the following funds: Royce Low-Priced Stock Fund, Royce Small-Cap Leaders Fund, Royce Small/Mid-Cap Premier Fund and Royce Smaller-Companies Growth Fund. On November 10, 2017, the following funds had certain shares in the Service Class covert to Investment Class shares: Royce Dividend Value Fund, Royce International Premier Fund, Royce Low-Priced Stock Fund, Royce Micro-Cap Fund, Royce Micro-Cap Opportunity Fund, Royce Opportunity Fund, Royce Pennsylvania Mutual Fund, Royce Premier Fund, Royce Small-Cap Leaders Fund, Royce Small-Cap Value Fund, Royce Small/Mid-Cap Premier Fund, Royce Smaller-Companies Growth Fund, Royce Special Equity Fund, Royce Special Equity Multi-Cap Fund and Royce Total Return Fund.
[2]	Royce Premier Fund K Class shares converted to Service Class shares on December 16, 2016.
[3]	Includes shares issued in connection with the merger of Royce European Small-Cap Fund and Royce Global Value Fund (2,460,873 for Investment Class, 3,226,058 for Service Class, 542,120 for Consultant Class, 4,452 for R Class and 2,473 for K Class, for the period ended 12/31/16).

Investment Adviser and Distributor:
INVESTMENT ADVISER:
Under the Trust’s investment advisory agreements with Royce, Royce is entitled to receive investment advisory fees in respect of each Fund that are computed daily and payable monthly. Royce has contractually agreed, without right of termination, to waive fees and/or reimburse expenses (excluding brokerage commissions, taxes, interest, litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business) to the extent necessary to maintain certain Funds’ net annual operating expense ratios at specified levels through April 30, 2018, and is shown below to the extent that it impacted net expenses for the year ended December 31, 2017. See the Prospectus for contractual waiver expiration dates.

	ANNUAL CONTRACTUAL								YEAR ENDED
	ADVISORY FEE AS A	COMMITTED NET ANNUAL OPERATING EXPENSE RATIO CAP [3]							DECEMBER 31, 2017

	PERCENTAGE OF AVERAGE	Investment	Service	Consultant	Institutional				Net	Advisory fees
	NET ASSETS[1]	Class[3]	Class[3]	Class[3]	Class[3]	W Class[3]	R Class[3]	K Class[3]	advisory fees	waived

Royce Dividend Value Fund	0.85%	1.09%	1.34%	2.09%	0.89%	N/A	N/A	N/A	$1,560,613	$138,813

Royce Global Financial Services Fund	1.00%	N/A	1.49%	N/A	1.04%	N/A	N/A	N/A	448,171	78,708

Royce International Micro-Cap Fund	1.25%	N/A	1.64%	N/A	N/A	N/A	N/A	N/A	–	89,594

Royce International Premier Fund	1.00%	1.19%	1.44%	2.19%	N/A	N/A	1.74%	1.49%	961,894	10,266

Royce Low-Priced Stock Fund	1.00%	1.24%	1.49%	N/A	N/A	N/A	1.84%	1.59%	2,868,000	–

Royce Micro-Cap Fund	1.25%	1.49%	1.61%	N/A	N/A	N/A	N/A	N/A	2,766,708	–

Royce Micro-Cap Opportunity Fund	1.00%	1.24%	1.49%	N/A	N/A	N/A	N/A	N/A	487,886	–

Royce Opportunity Fund	1.00%	N/A	1.49%	N/A	N/A	N/A	N/A	N/A	15,181,518	–

Royce Pennsylvania Mutual Fund	0.76%[2]	N/A	N/A	N/A	N/A	N/A	N/A	N/A	17,541,182	–

Royce Premier Fund	0.99%	N/A	1.49%	N/A	N/A	N/A	N/A	N/A	22,886,548	–

Royce Small-Cap Leaders Fund	1.00%	1.24%	1.49%	N/A	N/A	N/A	1.84%	1.59%	920,285	–

Royce Small-Cap Value Fund	1.00%	1.24%	1.49%	N/A	N/A	N/A	N/A	1.99%	3,483,606	–

Royce Small/Mid-Cap Premier Fund	0.85%	N/A	N/A	2.09%	N/A	N/A	1.69%	1.44%	1,829,246	–

Royce Smaller-Companies Growth Fund	1.00%	N/A	N/A	2.24%	N/A	N/A	1.84%	1.59%	3,953,467	–

Royce Special Equity Fund	1.00%	N/A	1.39%	N/A	N/A	N/A	N/A	N/A	15,480,297	–

Royce Special Equity Multi-Cap Fund	0.85%	N/A	1.24%	1.99%	0.89%	N/A	N/A	N/A	880,394	55,084

Royce Total Return Fund	0.99%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	26,282,169	–

[1]	Effective July 1, 2017, from a base annual rate of 1.00% (0.85% for Royce Dividend Value Fund, Royce Small/Mid-Cap Premier Fund and Royce Special Equity Multi-Cap Fund and 1.25% for Royce International Micro-Cap Fund and Royce Micro-Cap Fund), the annual rates of investment advisory fees payable by each of the Funds, other than Royce Pennsylvania Mutual Fund, are reduced by the indicated amount at the following breakpoints applicable to a Fund’s net assets in excess of $2 billion: more than $2 billion to $3 billion – .05% per annum; more than $3 billion to $4 billion – .10% per annum; over $4 billion – .15% per annum. Prior to July 1, 2017, breakpoints were: more than $2 billion to $4 billion – .05% per annum; more than $4 billion to $6 billion – .10% per annum; over $6 billion – .15% per annum.
[2]	Royce Pennsylvania Mutual Fund’s fees are calculated at the annual rate of 1.00% of the first $50 million of the Fund’s average net assets, 0.875% of the next $50 million of average net assets and 0.75% of average net assets in excess of $100 million.
[3]	Committed net annual operating expense ratio cap excludes acquired fund fees and expenses.

The Royce Funds 2017 Annual Report to Shareholders | 113

Notes to Financial Statements (continued)

DISTRIBUTOR:
Royce Fund Services, LLC (“RFS”), the distributor of the Trust’s shares, is a wholly owned subsidiary of Royce. RFS is entitled to receive distribution fees that are computed daily and payable monthly.

	ANNUAL CONTRACTUAL DISTRIBUTION FEE AS A	YEAR ENDED DECEMBER 31, 2017

	PERCENTAGE OF AVERAGE NET ASSETS	Net distribution fees	Distribution fees waived

Royce Dividend Value Fund – Service Class	0.25%	$224,836	$9,368

Royce Dividend Value Fund – Consultant Class	1.00%	15,254	–

Royce Global Financial Services Fund – Service Class	0.25%	108,662	4,528

Royce International Micro-Cap Fund – Service Class	0.25%	11,468	6,451

Royce International Premier Fund – Service Class	0.25%	70,051	46,701

Royce International Premier Fund – Consultant Class	1.00%	65,228	–

Royce International Premier Fund – R Class	0.50%	313	–

Royce International Premier Fund – K Class	0.25%	6	–

Royce Low-Priced Stock Fund – Service Class	0.25%	575,679	50,059

Royce Low-Priced Stock Fund – R Class	0.50%	4,927	–

Royce Low-Priced Stock Fund – K Class	0.25%	409	–

Royce Micro-Cap Fund – Service Class	0.25%	40,976	–

Royce Micro-Cap Fund – Consultant Class	1.00%	282,685	–

Royce Micro-Cap Opportunity Fund – Service Class	0.25%	2,610	–

Royce Opportunity Fund – Service Class	0.25%	217,360	–

Royce Opportunity Fund – Consultant Class	1.00%	204,021	–

Royce Opportunity Fund – R Class	0.50%	190,732	–

Royce Opportunity Fund – K Class	0.25%	17,625	–

Royce Pennsylvania Mutual Fund – Service Class	0.25%	197,108	–

Royce Pennsylvania Mutual Fund – Consultant Class	1.00%	3,767,251	–

Royce Pennsylvania Mutual Fund – R Class	0.50%	81,187	–

Royce Pennsylvania Mutual Fund – K Class	0.25%	6,870	–

Royce Premier Fund – Service Class	0.25%	129,718	–

Royce Premier Fund – Consultant Class	1.00%	314,423	–

Royce Premier Fund – R Class	0.50%	66,124	–

Royce Small-Cap Leaders Fund – Service Class	0.25%	104,256	9,066

Royce Small-Cap Leaders Fund – R Class	0.50%	9,862	–

Royce Small-Cap Leaders Fund – K Class	0.25%	189	–

Royce Small-Cap Value Fund – Service Class	0.25%	420,739	17,531

Royce Small-Cap Value Fund – Consultant Class	1.00%	142,592	–

Royce Small-Cap Value Fund – R Class	0.50%	77,850	–

Royce Small-Cap Value Fund – K Class	0.25%	5,273	–

Royce Small/Mid-Cap Premier Fund – Service Class	0.25%	144,188	162,703

Royce Small/Mid-Cap Premier Fund – Consultant Class	1.00%	108,048	–

Royce Small/Mid-Cap Premier Fund – R Class	0.50%	9,885	–

Royce Small/Mid-Cap Premier Fund – K Class	0.25%	1,559	–

Royce Smaller-Companies Growth Fund – Service Class	0.25%	618,550	53,787

Royce Smaller-Companies Growth Fund – Consultant Class	1.00%	107,655	–

Royce Smaller-Companies Growth Fund – R Class	0.50%	3,869	–

Royce Smaller-Companies Growth Fund – K Class	0.25%	54	–

Royce Special Equity Fund – Service Class	0.25%	280,389	–

Royce Special Equity Fund – Consultant Class	1.00%	474,503	–

Royce Special Equity Multi-Cap Fund – Service Class	0.25%	54,911	17,340

Royce Special Equity Multi-Cap Fund – Consultant Class	1.00%	45,248	–

Royce Total Return Fund – Service Class	0.25%	307,427	–

Royce Total Return Fund – Consultant Class	1.00%	2,520,549	–

Royce Total Return Fund – R Class	0.50%	265,194	–

Royce Total Return Fund – K Class	0.25%	93,291	–

114 | The Royce Funds 2017 Annual Report to Shareholders

Purchases and Sales of Investment Securities:
For the year ended December 31, 2017, the costs of purchases and the proceeds from sales of investment securities, other than short-term securities and collateral received for securities loaned, were as follows:

	PURCHASES	SALES[1]

Royce Dividend Value Fund	$31,830,733	$99,967,749

Royce Global Financial Services Fund	9,523,013	11,283,244

Royce International Micro-Cap Fund	6,152,580	5,985,682

Royce International Premier Fund	101,106,923	38,034,556

Royce Low-Priced Stock Fund	73,532,691	141,202,878

Royce Micro-Cap Fund	55,339,500	95,091,116

Royce Micro-Cap Opportunity Fund	32,024,862	42,052,348

Royce Opportunity Fund	607,969,970	769,491,320

Royce Pennsylvania Mutual Fund	620,849,146	1,023,994,097

Royce Premier Fund	163,220,194	590,941,327

Royce Small-Cap Leaders Fund	63,626,378	86,554,924

Royce Small-Cap Value Fund	189,728,577	279,008,467

Royce Small/Mid-Cap Premier Fund	101,771,864	123,337,923

Royce Smaller-Companies Growth Fund	235,704,337	359,751,768

Royce Special Equity Fund	199,785,785	344,818,711

Royce Special Equity Multi-Cap Fund	27,196,977	45,769,709

Royce Total Return Fund	314,937,918	783,725,775

[1]Excludes the value of securities delivered as a result of redemptions-in-kind.

Cross trades were executed by the Funds pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which Royce serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7. Cross trades for the year ended December 31, 2017, were as follows:

	COST OF PURCHASES	PROCEEDS FROM SALES	REALIZED GAIN (LOSS)

Royce Dividend Value Fund	$–	$13,763,919	$486,027

Royce Low-Priced Stock Fund	–	79,237	25,944

Royce Micro-Cap Fund	56,817	174,983	6,301

Royce Micro-Cap Opportunity Fund	–	1,151,000	(52,124)

Royce Opportunity Fund	2,765,328	954,900	(3,275,520)

Royce Pennsylvania Mutual Fund	8,811,391	13,400,250	(2,362,382)

Royce Premier Fund	4,683,549	12,300,836	(3,575,191)

Royce Small-Cap Leaders Fund	–	419,655	(116,820)

Royce Smaller-Companies Growth Fund	–	3,580,339	(3,603,152)

Royce Total Return Fund	13,763,919	5,145,400	(5,175,727)

Redemptions-In-Kind:
The Funds may make payment for Fund shares redeemed wholly or in part by distributing portfolio securities to shareholders. The net realized gain will not be realized for tax purposes. For the year ended December 31, 2017, the following funds had redemptions in kind:

	PROCEEDS	REALIZED GAIN

Royce Pennsylvania Mutual Fund	$244,204,351	$127,020,390

Royce Premier Fund	187,753,419	109,046,738

Royce Small-Cap Value Fund	79,674,120	13,424,454

Royce Small/Mid-Cap Premier Fund	17,276,740	5,430,476

Royce Total Return Fund	268,294,368	144,084,621

Class Specific Expenses:
Class specific expenses, for Funds with multiple classes, were as follows for the year ended December 31, 2017:

							CLASS LEVEL
							EXPENSES
							REIMBURSED BY
	NET DISTRIBUTION	SHAREHOLDER	SHAREHOLDER		TRANSFER AGENT		INVESTMENT
	FEES	SERVICING	REPORTS	REGISTRATION	BALANCE CREDITS	TOTAL	ADVISER

Royce Dividend Value Fund –
Investment Class	$–	$124,602	$31,030	$17,507	$(181)	$172,958	$–

Royce Dividend Value Fund – Service Class	224,836	122,610	38,716	16,768	(2,804)	400,126	–

Royce Dividend Value Fund –
Consultant Class	15,254	7,217	969	11,640	(31)	35,049	16,733

Royce Dividend Value Fund –
Institutional Class	–	6,200	83	11,317	(6)	17,594	17,594

	240,090	260,629	70,798	57,232	(3,022)		34,327

The Royce Funds 2017 Annual Report to Shareholders | 115

Notes to Financial Statements (continued)

Class Specific Expenses (continued):

							CLASS LEVEL
							EXPENSES
							REIMBURSED BY
	NET DISTRIBUTION	SHAREHOLDER	SHAREHOLDER		TRANSFER AGENT		INVESTMENT
	FEES	SERVICING	REPORTS	REGISTRATION	BALANCE CREDITS	TOTAL	ADVISER

Royce Global Financial Services Fund – Service Class	$108,662	$70,185	$12,754	$28,914	$(348)	$220,167	$15,757

Royce Global Financial Services Fund – Institutional Class	–	6,262	69	12,297	(8)	18,620	18,620

	108,662	76,447	12,823	41,211	(356)		34,377

Royce International Premier Fund – Investment Class	–	49,112	6,224	19,330	(71)	74,595	74,595

Royce International Premier Fund – Service Class	70,051	65,746	14,442	16,783	(658)	166,364	44,373

Royce International Premier Fund – Consultant Class	65,228	21,179	2,187	11,387	(108)	99,873	34,205

Royce International Premier Fund – R Class	313	6,169	3	3,239	(3)	9,721	9,369

Royce International Premier Fund – K Class	6	686	–	1,939	–	2,631	2,623

	135,598	142,892	22,856	52,678	(840)		165,165

Royce Low-Priced Stock Fund – Investment Class	–	34,795	5,889	11,962	(106)	52,540	15,572

Royce Low-Priced Stock Fund – Service Class	575,679	373,113	82,208	19,644	(2,943)	1,047,701	23,654

Royce Low-Priced Stock Fund – Institutional Class	–	6,563	(312)	11,604	(14)	17,841	–

Royce Low-Priced Stock Fund – R Class	4,927	8,284	765	4,407	(20)	18,363	10,901

Royce Low-Priced Stock Fund – K Class	409	1,271	64	1,520	(1)	3,263	2,425

	581,015	424,026	88,614	49,137	(3,084)		52,552

Royce Micro-Cap Fund – Investment Class	–	193,645	84,545	17,957	(2,794)	293,353	37,106

Royce Micro-Cap Fund – Service Class	40,976	26,142	5,286	11,948	(68)	84,284	40,788

Royce Micro-Cap Fund – Consultant Class	282,685	33,410	9,380	12,680	(284)	337,871	–

	323,661	253,197	99,211	42,585	(3,146)		77,894

Royce Micro-Cap Opportunity Fund – Investment Class	–	42,883	3,774	18,677	(111)	65,223	17,942

Royce Micro-Cap Opportunity Fund – Service Class	2,610	8,774	353	11,425	(11)	23,151	19,521

	2,610	51,657	4,127	30,102	(122)		37,463

Royce Opportunity Fund – Investment Class	–	819,877	111,586	30,206	(4,449)	957,220	–

Royce Opportunity Fund – Service Class	217,360	135,202	35,047	23,038	(260)	410,387	36,270

Royce Opportunity Fund – Consultant Class	204,021	26,218	4,927	11,475	(269)	246,372	–

Royce Opportunity Fund – Institutional Class	–	7,947	21,737	17,959	(92)	47,551	–

Royce Opportunity Fund – R Class	190,732	84,420	5,083	10,825	(117)	290,943	–

Royce Opportunity Fund – K Class	17,625	20,961	787	11,319	(68)	50,624	–

	629,738	1,094,625	179,167	104,822	(5,255)		36,270

Royce Pennsylvania Mutual Fund – Investment Class	–	1,346,359	277,786	25,491	(13,120)	1,636,516	–

Royce Pennsylvania Mutual Fund – Service Class	197,108	127,539	21,741	14,481	(368)	360,501	–

Royce Pennsylvania Mutual Fund – Consultant Class	3,767,251	291,190	95,356	16,773	(2,739)	4,167,831	–

Royce Pennsylvania Mutual Fund – Institutional Class	–	8,505	5,670	12,596	(165)	26,606	–

Royce Pennsylvania Mutual Fund – R Class	81,187	54,288	3,799	8,596	(191)	147,679	–

Royce Pennsylvania Mutual Fund – K Class	6,870	12,126	716	11,253	(31)	30,934	–

	4,052,416	1,840,007	405,068	89,190	(16,614)		–

Royce Premier Fund – Investment Class	–	1,572,226	359,669	27,426	(7,398)	1,951,923	–

Royce Premier Fund – Service Class	129,718	85,094	19,442	13,013	(555)	246,712	19,911

Royce Premier Fund – Consultant Class	314,423	30,936	6,621	12,578	(221)	364,337	–

Royce Premier Fund – Institutional Class	–	8,629	67,409	15,885	(94)	91,829	–

Royce Premier Fund – W Class	–	97,823	33,636	14,185	(692)	144,952	–

Royce Premier Fund – R Class	66,124	40,302	1,030	4,853	(45)	112,264	–

	510,265	1,835,010	487,807	87,940	(9,005)		19,911

116 | The Royce Funds 2017 Annual Report to Shareholders

Class Specific Expenses (continued):

							CLASS LEVEL
							EXPENSES
							REIMBURSED BY
	NET DISTRIBUTION	SHAREHOLDER	SHAREHOLDER		TRANSFER AGENT		INVESTMENT
	FEES	SERVICING	REPORTS	REGISTRATION	BALANCE CREDITS	TOTAL	ADVISER

Royce Small-Cap Leaders Fund – Investment Class	$–	$29,892	$13,895	$16,097	$(133)	$59,751	$22

Royce Small-Cap Leaders Fund – Service Class	104,256	74,841	14,921	16,005	(527)	209,496	34,819

Royce Small-Cap Leaders Fund – R Class	9,862	11,324	1,789	6,624	(127)	29,472	14,996

Royce Small-Cap Leaders Fund – K Class	189	1,063	310	1,488	(1)	3,049	2,679

	114,307	117,120	30,915	40,214	(788)		52,516

Royce Small-Cap Value Fund – Investment Class	–	81,482	12,037	12,856	(174)	106,201	9,105

Royce Small-Cap Value Fund – Service Class	420,739	251,004	54,174	16,110	(1,669)	740,358	24,083

Royce Small-Cap Value Fund – Consultant Class	142,592	19,323	3,504	11,720	(128)	177,011	–

Royce Small-Cap Value Fund – Institutional Class	–	6,595	(247)	14,706	(28)	21,026	–

Royce Small-Cap Value Fund – R Class	77,850	38,639	1,941	5,381	(112)	123,699	–

Royce Small-Cap Value Fund – K Class	5,273	10,105	1,444	11,316	(24)	28,114	8,952

	646,454	407,148	72,853	72,089	(2,135)		42,140

Royce Small/Mid-Cap Premier Fund – Investment Class	–	18,355	2,931	14,715	(87)	35,914	–

Royce Small/Mid-Cap Premier Fund – Service Class	144,188	95,143	47,290	19,461	(2,499)	303,583	–

Royce Small/Mid-Cap Premier Fund – Consultant Class	108,048	15,094	5,232	12,023	(224)	140,173	16,068

Royce Small/Mid-Cap Premier Fund – R Class	9,885	10,379	791	4,712	(36)	25,731	10,951

Royce Small/Mid-Cap Premier Fund – K Class	1,559	2,072	183	1,625	–	5,439	2,254

	263,680	141,043	56,427	52,536	(2,846)		29,273

Royce Smaller-Companies Growth Fund – Investment Class	–	74,922	32,403	13,120	(246)	120,199	–

Royce Smaller-Companies Growth Fund – Service Class	618,550	379,881	65,982	19,424	(2,471)	1,081,366	–

Royce Smaller-Companies Growth Fund – Consultant Class	107,655	16,426	3,506	11,731	(132)	139,186	13,048

Royce Smaller-Companies Growth Fund – Institutional Class	–	6,907	1,751	11,579	(21)	20,216	–

Royce Smaller-Companies Growth Fund – R Class	3,869	7,998	780	5,065	(25)	17,687	11,714

Royce Smaller-Companies Growth Fund – K Class	54	1,002	16	1,488	–	2,560	2,446

	730,128	487,136	104,438	62,407	(2,895)		27,208

Royce Special Equity Fund – Investment Class	–	1,080,730	177,125	30,940	(4,374)	1,284,421	–

Royce Special Equity Fund – Service Class	280,389	162,043	40,891	13,225	(2,496)	494,052	120,004

Royce Special Equity Fund – Consultant Class	474,503	48,168	9,759	12,312	(335)	544,407	–

Royce Special Equity Fund – Institutional Class	–	9,876	57,368	16,494	(205)	83,533	–

	754,892	1,300,817	285,143	72,971	(7,410)		120,004

Royce Special Equity Multi-Cap Fund – Investment Class	–	20,794	2,389	14,194	(114)	37,263	–

Royce Special Equity Multi-Cap Fund – Service Class	54,911	40,079	4,706	13,786	(236)	113,246	11,489

Royce Special Equity Multi-Cap Fund – Consultant Class	45,248	22,837	1,042	11,961	(49)	81,039	31,242

Royce Special Equity Multi-Cap Fund – Institutional Class	–	6,280	51	13,897	(7)	20,221	20,221

	100,159	89,990	8,188	53,838	(406)		62,952

The Royce Funds 2017 Annual Report to Shareholders | 117

Notes to Financial Statements (continued)

Class Specific Expenses (continued):

							CLASS LEVEL
							EXPENSES
							REIMBURSED BY
	NET DISTRIBUTION	SHAREHOLDER	SHAREHOLDER		TRANSFER AGENT		INVESTMENT
	FEES	SERVICING	REPORTS	REGISTRATION	BALANCE CREDITS	TOTAL	ADVISER

Royce Total Return Fund – Investment Class	$–	$2,043,797	$374,596	$27,057	$(7,680)	$2,437,770	$–

Royce Total Return Fund – Service Class	307,427	185,649	27,993	13,626	(282)	534,413	–

Royce Total Return Fund – Consultant Class	2,520,549	196,705	54,897	15,699	(1,500)	2,786,350	–

Royce Total Return Fund – Institutional Class	–	11,104	11,445	14,308	(187)	36,670	–

Royce Total Return Fund – W Class	–	81,722	41,292	15,339	(121)	138,232	–

Royce Total Return Fund – R Class	265,194	118,689	8,466	6,432	(394)	398,387	–

Royce Total Return Fund – K Class	93,291	74,908	8,419	11,449	(141)	187,926	–

	3,186,461	2,712,574	527,108	103,910	(10,305)		–

Tax Information:
At December 31, 2017, net unrealized appreciation (depreciation) based on identified cost for tax purposes was as follows:

		NET UNREALIZED	GROSS UNREALIZED

	TAX BASIS COST	APPRECIATION (DEPRECIATION)	Appreciation	Depreciation

Royce Dividend Value Fund	$115,324,868	$68,383,714	$72,474,600	$4,090,886

Royce Global Financial Services Fund	43,516,615	12,312,050	14,294,719	1,982,669

Royce International Micro-Cap Fund	7,163,251	850,592	1,096,760	246,168

Royce International Premier Fund	136,047,103	26,850,425	26,986,338	135,913

Royce Low-Priced Stock Fund	211,036,753	64,008,110	76,854,579	12,846,469

Royce Micro-Cap Fund	167,091,885	43,085,047	56,016,037	12,930,990

Royce Micro-Cap Opportunity Fund	37,359,819	10,411,528	11,414,921	1,003,393

Royce Opportunity Fund	1,351,791,225	291,012,697	423,020,668	132,007,971

Royce Pennsylvania Mutual Fund	1,279,552,065	843,605,251	895,746,525	52,141,274

Royce Premier Fund	1,186,798,325	1,175,500,657	1,179,057,462	3,556,805

Royce Small-Cap Leaders Fund	64,825,778	20,172,513	21,074,796	902,283

Royce Small-Cap Value Fund	209,344,959	43,106,199	51,054,312	7,948,113

Royce Small/Mid-Cap Premier Fund	156,986,262	51,369,019	52,375,731	1,006,712

Royce Smaller-Companies Growth Fund	290,774,253	96,006,489	102,251,719	6,245,230

Royce Special Equity Fund	1,036,350,316	508,850,574	513,873,262	5,022,688

Royce Special Equity Multi-Cap Fund	77,393,257	30,731,416	30,964,014	232,598

Royce Total Return Fund	1,302,906,957	1,089,975,163	1,136,968,428	46,993,265

The primary causes of the differences between book and tax basis cost are the timing of the recognition of losses on securities sold, investments in Real Estate Investment Trusts, investments in publicly traded partnerships and Trusts, underlying investments and mark-to-market of Passive Foreign Investment Companies.

Distributions during the years ended December 31, 2017 and 2016, were characterized as follows for tax purposes:

	ORDINARY INCOME		LONG-TERM CAPITAL GAINS		RETURN OF CAPITAL

	2017	2016	2017	2016	2017	2016

Royce Dividend Value Fund	$3,294,788	$3,107,321	$21,358,296	$19,861,509	$–	$–

Royce Global Financial Services Fund	1,153,530	308,608	782,447	94,709	–	–

Royce International Micro-Cap Fund	107,044	94,073	–	–	–	3,148

Royce International Premier Fund	1,445,419	1,604,584	–	–	990	5,609

Royce Low-Priced Stock Fund	1,232,346	1,547,413	15,751,222	26,726,342	–	–

Royce Micro-Cap Fund	1,597,877	918,940	13,590,589	25,455,295	–	–

Royce Micro-Cap Opportunity Fund	–	–	3,718,816	–	–	–

Royce Opportunity Fund	14,009,998	–	199,474,160	96,506,764	–	–

Royce Pennsylvania Mutual Fund	8,375,891	6,891,166	374,077,475	164,057,941	–	–

Royce Premier Fund	2,214,026	5,657,181	318,912,016	271,938,627	–	–

Royce Small-Cap Leaders Fund	420,604	630,647	12,320,772	9,566,713	–	–

Royce Small-Cap Value Fund	800,336	2,998,972	8,533,404	22,115,276	–	–

Royce Small/Mid-Cap Premier Fund	3,852,864	583,579	20,312,685	7,897,781	–	–

Royce Smaller-Companies Growth Fund	1,788,092	159,281	63,988,721	44,148,665	–	–

Royce Special Equity Fund	10,664,189	14,211,036	115,512,791	103,531,322	–	–

Royce Special Equity Multi-Cap Fund	979,387	1,290,836	2,068,497	–	–	–

Royce Total Return Fund	22,791,657	40,091,300	283,252,860	214,737,276	–	–

118 | The Royce Funds 2017 Annual Report to Shareholders

Tax Information (continued): The tax basis components of distributable earnings at December 31, 2017, were as follows:

		UNDISTRIBUTED		QUALIFIED
		LONG-TERM		LATE YEAR
	UNDISTRIBUTED	CAPITAL GAINS OR	NET UNREALIZED	ORDINARY AND	TOTAL	CAPITAL LOSS
	ORDINARY INCOME	(CAPITAL LOSS CARRYFORWARD)	APPRECIATION (DEPRECIATION)[1]	POST-OCTOBER LOSS DEFERRALS[2]	DISTRIBUTABLE EARNINGS	CARRYFORWARD UTILIZED

Royce Dividend Value Fund	$403,753	$4,757,593	$68,383,651	$–	$73,544,997	$–

Royce Global Financial Services Fund	312,727	1,521,480	12,236,325	–	14,070,532	109,235

Royce International Micro-Cap Fund	59,772	–	849,661	–	909,433	471,931

Royce International Premier Fund	–	(67,554,798)[3]	26,425,844	(402,397)	(41,531,351)	3,582,451

Royce Low-Priced Stock Fund	326,648	4,262,286	64,008,120	(7,077)	68,589,977	–

Royce Micro-Cap Fund	–	2,787,470	43,085,084	(59,392)	45,813,162	–

Royce Micro-Cap Opportunity Fund	255,220	2,151,057	10,411,531	–	12,817,808	1,311,985

Royce Opportunity Fund	4,288,180	22,650,200	291,012,696	(330,913)	317,620,163	–

Royce Pennsylvania Mutual Fund	327,742	61,015,318	843,608,196	–	904,951,256	–

Royce Premier Fund	–	105,784,852	1,175,486,786	–	1,281,271,638	–

Royce Small-Cap Leaders Fund	–	3,740,689	20,172,569	(1,148)	23,912,110	–

Royce Small-Cap Value Fund	72,018	5,020,278	43,106,199	–	48,198,495	–

Royce Small/Mid-Cap Premier Fund	2,981,417	3,429,657	51,367,997	(14)	57,779,057	–

Royce Smaller-Companies Growth Fund	10,270,006	21,739,538	96,005,022	32,760	128,047,326	–

Royce Special Equity Fund	356,317	13,437,996	508,850,573	–	522,644,886	–

Royce Special Equity Multi-Cap Fund	252	1,051,566	30,731,418	–	31,783,236	596,357

Royce Total Return Fund	836,237	29,760,689	1,089,966,351	(846,339)	1,119,716,938	–

[1]
Includes timing differences on foreign currency, recognition of losses on securities sold, investments in Real Estate Investment Trusts, investments in publicly traded partnerships and Trusts, underlying investments and mark-to-market of Passive Foreign Investment Companies.

[2]
Under the current tax law, capital losses and qualified late year ordinary losses incurred after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. This column also includes passive activity losses and 857 (b)(9) adjustments.

[3]	The entire amount is comprised of capital loss carryforwards from business combinations, which may be limited in future years under the Internal Revenue Code Sections 381-384.

For financial reporting purposes, capital accounts and distributions to shareholders are adjusted to reflect the tax character of permanent book/tax differences. For the year ended December 31, 2017, the Funds recorded the following permanent reclassifications, which relate primarily to current net operating losses, distribution reclassifications, investments in Real Estate Investment Trusts, publicly traded partnerships and Trusts, foreign currency transactions, foreign capital gains tax, redemptions-in-kind, non-deductible excise taxes paid, market timing payments, return of capital distributions and gains from the sale of Passive Foreign Investment Companies. Results of operations and net assets were not affected by these reclassifications.

	UNDISTRIBUTED	ACCUMULATED
	NET INVESTMENT	NET REALIZED	PAID-IN
	INCOME (LOSS)	GAIN (LOSS)	CAPITAL

Royce Dividend Value Fund	$(214,571)	$510,653	$(296,082)

Royce Global Financial Services Fund	(46,354)	58,647	(12,293)

Royce International Micro-Cap Fund	30,778	(30,778)	–

Royce International Premier Fund	66,261	(65,271)	(990)

Royce Low-Priced Stock Fund	57,156	(57,156)	–

Royce Micro-Cap Fund	1,525,135	(1,399,068)	(126,067)

Royce Micro-Cap Opportunity Fund	367,179	(367,179)	–

Royce Opportunity Fund	3,399,445	(3,391,847)	(7,598)

Royce Pennsylvania Mutual Fund	2,527,754	(129,336,197)	126,808,443

Royce Premier Fund	2,497,505	(106,249,061)	103,751,556

Royce Small-Cap Leaders Fund	5,047	(5,047)	–

Royce Small-Cap Value Fund	(93,574)	(12,850,982)	12,944,556

Royce Small/Mid-Cap Premier Fund	(121,955)	(5,171,219)	5,293,174

Royce Smaller-Companies Growth Fund	2,612,397	(2,778,813)	166,416

Royce Special Equity Fund	–	–	–

Royce Special Equity Multi-Cap Fund	–	–	–

Royce Total Return Fund	(1,556,997)	(141,684,664)	143,241,661

Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (2014 – 2017) and has concluded that as of December 31, 2017, no provision for income tax is required in the Funds’ financial statements.

The Royce Funds 2017 Annual Report to Shareholders | 119

Notes to Financial Statements (continued)

Transactions in Affiliated Companies:
An “Affiliated Company,” as defined in the Investment Company Act of 1940, is a company in which a fund owns 5% or more of the company’s outstanding voting securities at any time during the period. The following transactions were effected in shares of such companies for the year ended December 31, 2017:
					CHANGE IN NET
		MARKET			UNREALIZED	REALIZED			MARKET
	SHARES	VALUE	COST OF	PROCEEDS	APPRECIATION	GAIN	DIVIDEND	SHARES	VALUE
AFFILIATED COMPANY	12/31/16	12/31/16	PURCHASES	FROM SALES	(DEPRECIATION)	(LOSS)	INCOME	12/31/17	12/31/17

Royce Opportunity Fund
Amtech Systems[1]	697,399	$2,963,946	$–	$3,631,966	$7,728,452	$(3,631,093)	$–

Dixie Group	839,935	3,023,766	38,863	–	209,621	–	–	849,935	$3,272,250

Echelon Corporation	230,152	1,081,714	–	–	216,343	–	–	230,152	1,298,057

Layne Christensen[1]	978,512	10,636,425	522,131	420,754	1,767,578	(147,244)	–

LMI Aerospace[1]	831,730	7,169,513	–	11,369,995	6,890,852	(2,690,370)	–

Noranda Aluminum Holding Corporation	593,726	14,131	–	–	(6,413)	–	–	593,726	7,718

Northwest Pipe	461,994	7,955,537	469,114	28,255	982,435	(13,131)	–	489,326	9,365,700

SigmaTron International	344,772	1,630,772	–	543,206	2,095,062	(315,472)	–	282,757	2,867,156

VOXX International Cl. A1	1,283,078	6,030,467	564,304	2,400,026	2,076,028	(378,016)	–

		40,506,271			21,959,958	(7,175,326)	–		16,810,881

Royce Pennsylvania Mutual Fund
Preformed Line Products	290,278	16,870,957	–	2,202,225	1,849,908	1,958,907	226,180	260,064	18,477,547

STRATTEC SECURITY[1]	245,247	9,883,454	–	3,238,256	2,684,119	(2,109,293)	124,758

		26,754,411			4,534,027	(150,386)	350,938		18,477,547

Royce Premier Fund
CIRCOR International[1]	651,632	42,277,884	18,565,441	7,566,946	(12,056,539)	1,542,765	105,151

SEACOR Marine Holdings[1]			23,003,321	17,467,123	–	(5,536,198)	–

		42,277,884			(12,056,539)	(3,993,433)	105,151

Royce Special Equity Fund
Bassett Furniture Industries	735,000	22,344,000	1,738,408	787,036	5,943,226	127,002	598,468	781,000	29,365,600

Bowl America Cl. A	343,000	5,916,750	–	–	(771,750)	–	233,240	343,000	5,145,000

Capella Education	577,700	50,722,060	5,551,009	5,335,368	(6,609,083)	1,182,582	959,147	588,000	45,511,200

Computer Services	739,862	28,743,639	693,343	–	5,785,058	–	888,196	756,000	35,222,040

CSS Industries	885,000	23,956,950	–	5,230,190	199,045	441,092	696,620	695,900	19,366,897

Flexsteel Industries	536,000	33,055,120	1,527,037	–	(8,057,897)	–	472,448	567,000	26,524,260

Hooker Furniture	1,110,000	42,124,500	750,111	–	4,966,539	–	556,400	1,127,000	47,841,150

Hurco Companies	525,000	17,377,500	–	–	4,777,500	–	157,500	525,000	22,155,000

John B. Sanfilippo & Son	507,500	35,722,925	14,223,725	–	(3,995,525)	–	1,702,500	726,500	45,951,125

National Presto Industries	450,000	47,880,000	1,889,630	–	(3,127,580)	–	2,475,000	469,000	46,642,050

Park Electrochemical	1,950,000	36,367,500	84,004	7,337,956	5,008,013	(3,526,511)	720,200	1,557,000	30,595,050

Resources Connection[1]	1,580,000	30,415,000	3,159,120	5,212,375	(5,813,635)	626,890	678,782

Standard Motor Products	1,295,000	68,919,900	6,141,686	4,083,168	(11,995,679)	1,645,761	973,180	1,350,000	60,628,500

		443,545,844			(13,691,768)	496,816	11,111,681		414,947,872

Royce Total Return Fund
Landauer[1]	496,600	23,886,460	–	33,063,016	(6,094,883)	15,271,439	386,620

Mueller (Paul) Company	112,500	3,127,500	–	390,557	1,157,815	33,088	–	100,714	3,927,846

Starrett (L.S.) Company (The) Cl. A	491,000	4,566,300	–	437,108	(58,520)	(290,482)	189,833	439,557	3,780,190

		31,580,260			(4,995,588)	15,014,045	576,453		7,708,036

[1] Not an Affiliated Company at December 31, 2017.

Merger Information:
On February 26, 2016, Royce International Premier Fund acquired all of the assets and assumed all of the liabilities of Royce European Small-Cap Fund and Royce Global Value Fund. Based on the opinion of counsel delivered to Royce International Premier Fund, the acquisition, which was approved by shareholders of Royce European Small-Cap Fund and Royce Global Value Fund on January 21, 2016, qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized to the Funds or their shareholders. Royce European Small-Cap Fund’s net assets of $19,629,421, including $131,656 of unrealized depreciation and Royce Global Value Fund’s net assets of $43,193,013, including $2,001,574 of unrealized depreciation, were combined with Royce International Premier Fund for total net assets after the acquisition of $74,526,547.

120 | The Royce Funds 2017 Annual Report to Shareholders

Subsequent Events:
Effective February 1, 2018, Royce International Micro-Cap Fund was renamed Royce International Discovery Fund and the annual contractual advisory fee as a percentage of average net assets was reduced from 1.25% to 1.00%.

The Royce Funds 2017 Annual Report to Shareholders | 121

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of The Royce Fund and Shareholders of Royce Dividend Value Fund, Royce Global Financial Services Fund, Royce International Discovery Fund, Royce International Premier Fund, Royce Low-Priced Stock Fund, Royce Micro-Cap Fund, Royce Micro-Cap Opportunity Fund, Royce Opportunity Fund, Royce Pennsylvania Mutual Fund, Royce Premier Fund, Royce Small-Cap Leaders Fund, Royce Small-Cap Value Fund, Royce Small/Mid-Cap Premier Fund, Royce Smaller-Companies Growth Fund, Royce Special Equity Fund, Royce Special Equity Multi-Cap Fund and Royce Total Return Fund:

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Royce Dividend Value Fund, Royce Global Financial Services Fund, Royce International Micro-Cap Fund, Royce International Premier Fund, Royce Low-Priced Stock Fund, Royce Micro-Cap Fund, Royce Micro-Cap Opportunity Fund, Royce Opportunity Fund, Royce Pennsylvania Mutual Fund, Royce Premier Fund, Royce Small-Cap Leaders Fund, Royce Small-Cap Value Fund, Royce Small/Mid-Cap Premier Fund, Royce Smaller-Companies Growth Fund, Royce Special Equity Fund, Royce Special Equity Multi-Cap Fund and Royce Total Return Fund (constituting The Royce Fund, hereafter collectively referred to as the “Funds”) as of December 31, 2017, the related statements of operations for the year ended December 31, 2017, the statements of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2017, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2017 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP
Baltimore, MD
February 20, 2018

We have served as the auditor of one or more investment companies in the Royce investment company group since at least 1967. We have not determined the specific year we began serving as auditor.

122 | The Royce Funds 2017 Annual Report to Shareholders

Understanding Your Fund’s Expenses (unaudited)

As a shareholder of a mutual fund, you pay ongoing expenses, including management fees and other Fund expenses including, for some funds, distribution and/or service (12b-1) fees. Using the information below, you can estimate how these ongoing expenses (in dollars) affect your investment and compare them with the ongoing expenses of other funds. You may also incur one-time transaction expenses, including redemption fees, which are not shown in this section and would result in higher total costs. The example is based on an investment of $1,000 invested at July 1, 2017, and held for the entire six-month period ended December 31, 2017. Service, Consultant, R and K Class shares are generally available only through certain brokers or retirement plan administrators who receive distribution and/or service fees from the Fund for services that they perform. Institutional and W Class shares are generally available only to institutions or intermediaries with a minimum account size of $1 million.

Actual Expenses
The first part of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value at December 31, 2017, by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second part of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
    Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, this section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	ACTUAL			HYPOTHETICAL (5% PER YEAR BEFORE EXPENSES)

	Beginning Account	Ending Account Value	Expenses Paid During	Beginning Account	Ending Account Value	Expenses Paid During	Annualized
	Value 7/1/17	12/31/17	the Period[1]	Value 7/1/17	12/31/17	the Period[1]	Expense Ratio[2]

Investment Class
Royce Dividend Value Fund	$1,000.00	$1,130.77	$5.64	$1,000.00	$1,019.91	$5.35	1.05%

Royce International Premier Fund	1,000.00	1,143.88	6.43	1,000.00	1,019.21	6.06	1.19%

Royce Low-Priced Stock Fund	1,000.00	1,086.74	6.52	1,000.00	1,018.95	6.31	1.24%

Royce Micro-Cap Fund	1,000.00	1,033.46	7.64	1,000.00	1,017.69	7.58	1.49%

Royce Micro-Cap Opportunity Fund	1,000.00	1,138.02	6.68	1,000.00	1,018.95	6.31	1.24%

Royce Opportunity Fund	1,000.00	1,126.71	6.33	1,000.00	1,019.26	6.01	1.18%

Royce Pennsylvania Mutual Fund	1,000.00	1,109.08	4.84	1,000.00	1,020.62	4.63	0.91%

Royce Premier Fund	1,000.00	1,138.60	6.25	1,000.00	1,019.36	5.90	1.16%

Royce Small-Cap Leaders Fund	1,000.00	1,090.87	6.53	1,000.00	1,018.95	6.31	1.24%

Royce Small-Cap Value Fund	1,000.00	1,101.02	6.57	1,000.00	1,018.95	6.31	1.24%

Royce Small/Mid-Cap Premier Fund[3]	1,000.00	1,148.78	5.42	1,000.00	1,020.16	5.09	1.00%

Royce Smaller-Companies Growth Fund	1,000.00	1,061.01	5.97	1,000.00	1,019.41	5.85	1.15%

Royce Special Equity Fund	1,000.00	1,082.63	6.19	1,000.00	1,019.26	6.01	1.18%

Royce Special Equity Multi-Cap Fund	1,000.00	1,090.99	5.22	1,000.00	1,020.21	5.04	0.99%

Royce Total Return Fund	1,000.00	1,106.59	6.37	1,000.00	1,019.16	6.11	1.20%

Service Class
Royce Dividend Value Fund	1,000.00	1,129.39	6.87	1,000.00	1,018.75	6.51	1.28%

Royce Global Financial Services Fund	1,000.00	1,114.94	7.94	1,000.00	1,017.69	7.58	1.49%

Royce International Micro-Cap Fund	1,000.00	1,108.43	8.72	1,000.00	1,016.94	8.34	1.64%

Royce International Premier Fund	1,000.00	1,142.86	7.78	1,000.00	1,017.95	7.32	1.44%

Royce Low-Priced Stock Fund	1,000.00	1,086.10	7.83	1,000.00	1,017.69	7.58	1.49%

Royce Micro-Cap Fund	1,000.00	1,033.74	8.25	1,000.00	1,017.09	8.19	1.61%

Royce Micro-Cap Opportunity Fund	1,000.00	1,135.92	8.02	1,000.00	1,017.69	7.58	1.49%

Royce Opportunity Fund	1,000.00	1,124.79	7.98	1,000.00	1,017.69	7.58	1.49%

Royce Pennsylvania Mutual Fund	1,000.00	1,107.63	6.85	1,000.00	1,018.70	6.56	1.29%

Royce Premier Fund	1,000.00	1,136.97	8.03	1,000.00	1,017.69	7.58	1.49%

Royce Small-Cap Leaders Fund	1,000.00	1,089.07	7.85	1,000.00	1,017.69	7.58	1.49%

Royce Small-Cap Value Fund	1,000.00	1,098.92	7.88	1,000.00	1,017.69	7.58	1.49%

Royce Small/Mid-Cap Premier Fund[3]	1,000.00	1,146.87	6.33	1,000.00	1,019.31	5.96	1.17%

Royce Smaller-Companies Growth Fund	1,000.00	1,058.80	7.52	1,000.00	1,017.90	7.37	1.45%

Royce Special Equity Fund	1,000.00	1,082.05	7.29	1,000.00	1,018.20	7.07	1.39%

Royce Special Equity Multi-Cap Fund	1,000.00	1,089.35	6.53	1,000.00	1,018.95	6.31	1.24%

Royce Total Return Fund	1,000.00	1,104.32	7.90	1,000.00	1,017.69	7.58	1.49%

The Royce Funds 2017 Annual Report to Shareholders | 123

Understanding Your Fund’s Expenses (unaudited) (continued)

	ACTUAL				HYPOTHETICAL (5% PER YEAR BEFORE EXPENSES)

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During the Period[1]	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During the Period[1]	Annualized Expense Ratio[2]

Consultant Class
Royce Dividend Value Fund	$1,000.00	$1,124.61	$11.19	$1,000.00	$1,014.67	$10.61	2.09%

Royce International Premier Fund	1,000.00	1,138.60	11.81	1,000.00	1,014.17	11.12	2.19%

Royce Micro-Cap Fund	1,000.00	1,029.26	12.68	1,000.00	1,012.70	12.58	2.48%

Royce Opportunity Fund	1,000.00	1,120.26	12.08	1,000.00	1,013.81	11.47	2.26%

Royce Pennsylvania Mutual Fund	1,000.00	1,104.68	10.08	1,000.00	1,015.63	9.65	1.90%

Royce Premier Fund	1,000.00	1,133.03	11.83	1,000.00	1,014.12	11.17	2.20%

Royce Small-Cap Value Fund	1,000.00	1,095.65	12.31	1,000.00	1,013.46	11.82	2.33%

Royce Small/Mid-Cap Premier Fund[3]	1,000.00	1,141.92	11.28	1,000.00	1,014.67	10.61	2.09%

Royce Smaller-Companies Growth Fund	1,000.00	1,055.25	11.60	1,000.00	1,013.91	11.37	2.24%

Royce Special Equity Fund	1,000.00	1,077.34	11.68	1,000.00	1,013.96	11.32	2.23%

Royce Special Equity Multi-Cap Fund	1,000.00	1,085.50	10.46	1,000.00	1,015.17	10.11	1.99%

Royce Total Return Fund	1,000.00	1,101.01	11.39	1,000.00	1,014.37	10.92	2.15%

Institutional Class
Royce Dividend Value Fund	1,000.00	1,131.02	4.78	1,000.00	1,020.72	4.53	0.89%

Royce Global Financial Services Fund	1,000.00	1,116.76	5.55	1,000.00	1,019.96	5.30	1.04%

Royce Low-Priced Stock Fund	1,000.00	1,087.25	6.31	1,000.00	1,019.16	6.11	1.20%

Royce Opportunity Fund	1,000.00	1,127.15	5.74	1,000.00	1,019.81	5.45	1.07%

Royce Pennsylvania Mutual Fund	1,000.00	1,111.02	4.36	1,000.00	1,021.07	4.18	0.82%

Royce Premier Fund	1,000.00	1,139.19	5.93	1,000.00	1,019.66	5.60	1.10%

Royce Small-Cap Value Fund	1,000.00	1,112.69	5.80	1,000.00	1,019.71	5.55	1.09%

Royce Smaller-Companies Growth Fund	1,000.00	1,060.76	6.49	1,000.00	1,018.90	6.36	1.25%

Royce Special Equity Fund	1,000.00	1,083.08	5.83	1,000.00	1,019.61	5.65	1.11%

Royce Special Equity Multi-Cap Fund	1,000.00	1,092.03	4.69	1,000.00	1,020.72	4.53	0.89%

Royce Total Return Fund	1,000.00	1,106.87	5.68	1,000.00	1,019.81	5.45	1.07%

W Class
Royce Premier Fund	1,000.00	1,140.19	6.26	1,000.00	1,019.36	5.90	1.16%

Royce Total Return Fund	1,000.00	1,106.38	6.26	1,000.00	1,019.26	6.01	1.18%

R Class
Royce International Premier Fund	1,000.00	1,141.42	9.39	1,000.00	1,016.43	8.84	1.74%

Royce Low-Priced Stock Fund	1,000.00	1,083.16	9.66	1,000.00	1,015.93	9.35	1.84%

Royce Opportunity Fund	1,000.00	1,122.14	9.84	1,000.00	1,015.93	9.35	1.84%

Royce Pennsylvania Mutual Fund	1,000.00	1,104.91	9.60	1,000.00	1,016.08	9.20	1.81%

Royce Premier Fund	1,000.00	1,134.66	10.49	1,000.00	1,015.38	9.91	1.95%

Royce Small-Cap Leaders Fund	1,000.00	1,086.94	9.68	1,000.00	1,015.93	9.35	1.84%

Royce Small-Cap Value Fund	1,000.00	1,097.09	9.94	1,000.00	1,015.73	9.55	1.88%

Royce Small/Mid-Cap Premier Fund	1,000.00	1,144.90	9.14	1,000.00	1,016.69	8.59	1.69%

Royce Smaller-Companies Growth Fund	1,000.00	1,057.18	9.54	1,000.00	1,015.93	9.35	1.84%

Royce Total Return Fund	1,000.00	1,103.07	9.65	1,000.00	1,016.03	9.25	1.82%

K Class
Royce Opportunity Fund	1,000.00	1,122.92	9.58	1,000.00	1,016.18	9.10	1.79%

Royce Pennsylvania Mutual Fund	1,000.00	1,103.39	10.34	1,000.00	1,015.38	9.91	1.95%

Royce Small-Cap Value Fund	1,000.00	1,096.22	10.51	1,000.00	1,015.17	10.11	1.99%

Royce Total Return Fund	1,000.00	1,104.37	7.90	1,000.00	1,017.69	7.58	1.49%

[1]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value for the period, multiplied by 184 days in the most recent fiscal half-year divided by 365 days (to reflect the half-year period).
[2]	Annualized expense ratio used to derive figures in the table is based on the most recent fiscal half-year.
[3]	GiftShare accounts pay an annual $50 trustee fee to Alliance Trust Company, as trustee. If these fees were included above, your costs would be higher.

124 | The Royce Funds 2017 Annual Report to Shareholders

Federal Tax Information

In January 2018, taxable shareholders were mailed a Form 1099-DIV reporting the federal tax status of all distributions paid during the calendar year 2017.

2017 Supplemental Tax Information:

				LONG-TERM CAPITAL
			% INCOME	GAIN DISTRIBUTION OR
FUND	% QDI	% U.S. GOVT INCOME	QUALIFYING FOR DRD	MAXIMUM ALLOWABLE (OOO’S)

Royce Dividend Value Fund	100.00%	N/A	77.06%	$21,358

Royce Global Financial Services Fund	100.00%	N/A	33.83%	782

Royce International Micro-Cap Fund	92.94%	N/A	0.00%	–

Royce International Premier Fund	100.00%	N/A	0.00%	–

Royce Low-Priced Stock Fund	100.00%	N/A	100.00%	15,751

Royce Micro-Cap Fund	100.00%	N/A	100.00%	13,591

Royce Micro-Cap Opportunity Fund	0.00%	N/A	0.00%	3,719

Royce Opportunity Fund	84.98%	N/A	84.20%	199,474

Royce Pennsylvania Mutual Fund	100.00%	N/A	100.00%	374,077

Royce Premier Fund	100.00%	N/A	100.00%	318,912

Royce Small-Cap Leaders Fund	100.00%	N/A	100.00%	12,321

Royce Small-Cap Value Fund	100.00%	N/A	100.00%	8,533

Royce Small/Mid-Cap Premier Fund	100.00%	N/A	53.30%	20,313

Royce Smaller-Companies Growth Fund	75.11%	N/A	58.15%	63,989

Royce Special Equity Fund	100.00%	N/A	100.00%	115,513

Royce Special Equity Multi-Cap Fund	100.00%	N/A	100.00%	2,068

Royce Total Return Fund	100.00%	N/A	100.00%	283,253

DEFINITIONS:
% QDI: Qualified Dividend Income; % of net investment income and/or short-term capital gains distributions that qualify for treatment at long-term capital gain rates.
% U.S. Govt Income: % of investment income paid from U.S. Government obligations.
% Income Qualifying for DRD: % of investment income eligible for the corporate dividend received deduction.

Foreign Tax Credit:
    For the year ended December 31, 2017, the following funds had elected to pass through the credit for tax paid in foreign countries. The net foreign source income and foreign tax per share outstanding on the dividend distribution date are as follows:

	NET FOREIGN	NET FOREIGN SOURCE
FUND	SOURCE INCOME	INCOME PER SHARE	FOREIGN TAX	FOREIGN TAX PER SHARE

Royce International Micro-Cap Fund	$67,670	$0.1084	$14,475	$0.0232

Royce International Premier Fund	342,820	0.0315	118,956	0.0109

The Royce Funds 2017 Annual Report to Shareholders | 125

Trustees and Officers

All Trustees and Officers may be reached c/o The Royce Funds, 745 Fifth Avenue, New York, NY 10151

Charles M. Royce, Trustee1
Age: 78 | Number of Funds Overseen: 22 | Tenure: Since 1982
Non-Royce Directorships: Director of TICC Capital Corp.
Principal Occupation(s) During Past Five Years: Chairman of the Board of Managers of Royce & Associates, LP (“Royce”), the Trust’s investment adviser; Chief Executive Officer (1972–June 2016), President (1972-June 2014) of Royce.

Christopher D. Clark, Trustee1, President
Age: 52 | Number of Funds Overseen: 22 | Tenure: Since 2014
Principal Occupation(s) During Past Five Years: Chief Executive Officer (since July 2016), President (since July 2014), Co-Chief Investment Officer (Since January 2014), Managing Director of Royce, a Member of the Board of Managers of Royce, having been employed by Royce since May 2007.

Patricia W. Chadwick, Trustee
Age: 69 | Number of Funds Overseen: 22 | Tenure: Since 2009
Non-Royce Directorships: Trustee of ING Mutual Funds and Director of Wisconsin Energy Corp.
Principal Occupation(s) During Past 5 Years: Consultant and President of Ravengate Partners LLC (since 2000).

Christopher C. Grisanti, Trustee
Age: 56 | Number of Funds Overseen: 22 | Tenure: Since 2017
Non-Royce Directorships: None
Principal Occupation(s) During Past Five Years: Co-Founder and Chief Executive Officer of Grisanti Capital Management LLC, an investment advisory firm (since 1999). Mr. Grisanti’s prior business experience includes serving as Director of Research and Portfolio Manager at Spears Benzak, Salomon & Farrell (from 1994 to 1999) and a senior associate at the law firm of Simpson, Thacher & Bartlett (from 1988 to 1994).

Stephen L. Isaacs, Trustee
Age: 78 | Number of Funds Overseen: 22 | Tenure: Since 1989
Non-Royce Directorships: None
Principal Occupation(s) During Past Five Years: Attorney and President of Health Policy Associates, Inc., consultants. Mr. Isaacs’s prior business experience includes having served as President of the Center for Health and Social Policy (from 1996 to 2012); Director of Columbia University Development Law and Policy Program and Professor at Columbia University (until August 1996).

Arthur S. Mehlman, Trustee
Age: 75 | Number of Funds Overseen: 40 | Tenure: Since 2004
Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 18 Legg Mason Funds.
Principal Occupation(s) During Past Five Years: Director of The League for People with Disabilities, Inc.; Director of University of Maryland Foundation (non-profits). Formerly: Director of Municipal Mortgage & Equity, LLC (from October 2004 to April 1, 2011); Director of University of Maryland College Park Foundation (non-profit) (from 1998 to 2005); Partner, KPMG LLP (international accounting firm) (from 1972 to 2002); Director of Maryland Business Roundtable for Education (from July 1984 to June 2002).

David L. Meister, Trustee
Age: 78 | Number of Funds Overseen: 22 | Tenure: Since 1982
Non-Royce Directorships: None
Principal Occupation(s) During Past Five Years: Consultant. Chairman and Chief Executive Officer of The Tennis Channel (from June 2000 to March 2005). Mr. Meister’s prior business experience includes having served as Chief Executive Officer of Seniorlife.com, a consultant to the communications industry, President of Financial News Network, Senior Vice President of HBO, President of Time-Life Films, and Head of Broadcasting for Major League Baseball.

G. Peter O’Brien, Trustee
Age: 72 | Number of Funds Overseen: 40 | Tenure: Since 2001
Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 18 Legg Mason Funds; Director of TICC Capital Corp.
Principal Occupation(s) During Past Five Years: Trustee Emeritus of Colgate University (since 2005); Board Member of Hill House, Inc. (since 1999); Formerly: Trustee of Colgate University (from 1996 to 2005), President of Hill House, Inc. (from 2001 to 2005) and Managing Director/Equity Capital Markets Group of Merrill Lynch & Co. (from 1971 to 1999).

Michael K. Shields, Trustee
Age: 59 | Number of Funds Overseen: 22 | Tenure: Since 2015
Principal Occupation(s) During Past Five Years: President and Chief Executive Officer of Piedmont Trust Company, a private North Carolina trust company (since May 2012). Mr. Shields’s prior business experience includes owning Shields Advisors, an investment consulting firm (from April 2010 to June 2012).

Francis D. Gannon, Vice President
Age: 50 | Tenure: Since 2014
Principal Occupation(s) During Past Five Years: Co-Chief Investment Officer (since January 2014) and Managing Director of Royce, having been employed by Royce since September 2006.

Daniel A. O’Byrne, Vice President
Age: 55 | Tenure: Since 1994
Principal Occupation(s) During Past Five Years: Principal and Vice President of Royce, having been employed by Royce since October 1986.

Peter K. Hoglund, Treasurer
Age: 51 | Tenure: Since 2015
Principal Occupation(s) During Past Five Years: Chief Financial Officer, Chief Administrative Officer, and Managing Director of Royce, having been employed by Royce since December 2014. Prior to joining Royce, Mr. Hoglund spent more than 20 years with Munder Capital Management in Birmingham, MI, serving as Managing Director and Chief Financial Officer and overseeing all financial aspects of the firm. He began his career at Munder as a portfolio manager.

John E. Denneen, Secretary and Chief Legal Officer
Age: 50 | Tenure: 1996-2001 and Since 2002
Principal Occupation(s) During Past Five Years: General Counsel, Managing Director, and, since June 2015, a Member of the Board of Managers of Royce. Chief Legal and Compliance Officer and Secretary of Royce.

Lisa Curcio, Chief Compliance Officer
Age: 58 | Tenure: Since 2004
Principal Occupation(s) During Past Five Years: Chief Compliance Officer of The Royce Funds (since October 2004) and Compliance Officer of Royce (since June 2004).

1 Interested Trustee.
Trustees will hold office until their successors have been duly elected and qualified or until their earlier resignation or removal. The Statement of Additional Information, which contains additional information about the Trust’s trustees and officers, is available and can be obtained without charge at www.roycefunds.com or by calling (800) 221-4268.

126 | The Royce Funds 2017 Annual Report to Shareholders

Board Approval of Investment Advisory Agreement

At meetings held on November 20, 2017 and December 11-12, 2017, the Board of Trustees (the “Board”) of The Royce Fund (“TRF”), including all of the non-interested trustees, approved an amended and restated investment advisory agreement (the “Amended and Restated Agreement”) between Royce & Associates, LP (“R&A”) and TRF relating to Royce International Discovery Fund (formerly named Royce International Micro-Cap Fund) (the “Fund”). The Amended and Restated Agreement is identical in all respects to the investment advisory agreement (the “Original Agreement”) between R&A and TRF relating to the Fund that was approved by the Board at meetings held on June 5-6, 2017 except that the Amended and Restated Agreement contains a lower investment advisory fee rate than the Original Agreement. A description of the material factors and the conclusions with respect thereto that formed the basis for the Board’s approval of the Original Agreement is included in TRF’s Semiannual Report to the Shareholders of the Fund for the six-month period ended June 30, 2017.

The Royce Funds 2017 Annual Report to Shareholders | 127

Notes to Performance and Other Important Information

The thoughts expressed in this report concerning recent market movements and future prospects for small company stocks are solely the opinion of Royce at December 31, 2017, and, of course, historical market trends are not necessarily indicative of future market movements. Statements regarding the future prospects for particular securities held in the Funds’ portfolios and Royce’s investment intentions with respect to those securities reflect Royce’s opinions as of December 31, 2017 and are subject to change at any time without notice. There can be no assurance that securities mentioned in this report will be included in any Royce-managed portfolio in the future.
Sector weightings are determined using the Global Industry Classification Standard (“GICS”). GICS was developed by, and is the exclusive property of, Standard & Poor’s Financial Services LLC (“S&P”) and MSCI Inc. (“MSCI”). GICS is the trademark of S&P and MSCI. “Global Industry Classification Standard (GICS)” and “GICS Direct” are service marks of S&P and MSCI.
All indexes referred to are unmanaged and capitalization weighted. Each index’s returns include net reinvested dividends and/or interest income. Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group. The Russell 2000 Index is an index of domestic small-cap stocks. It measures the performance of the 2,000 smallest publicly traded U.S. companies in the Russell 3000 Index. The Russell 2000 Value and Growth Indexes consist of the respective value and growth stocks within the Russell 2000 as determined by Russell Investments. The Russell 1000 Index is an index of domestic large-cap stocks. It measures the performance of the 1,000 largest publicly traded U.S. companies in the Russell 3000 Index. The Russell Microcap Index includes 1,000 of the smallest securities in the Russell 2000 Index, along with the next smallest eligible securities as determined by Russell. The Russell 2500 is an unmanaged, capitalization-weighted index of the 2,500 smallest publicly traded U.S. companies in the Russell 3000 index. The Russell Global ex-U.S. Small Cap Index is an index of global small-cap stocks, excluding the United States. The performance of an index does not represent exactly any particular investment, as you cannot invest directly in an index. Returns for the market indexes used in this report were based on information supplied to Royce by Russell Investments. Royce has not independently verified the above described information.
The Price-Earnings, or P/E, Ratio is calculated by dividing a company’s share price by its trailing 12-month earnings-per share (EPS). The Price-to-Book, or P/B, Ratio is calculated by dividing a company’s share price by its book value per share. Standard deviation is a statistical measure within which a fund’s total returns have varied over time. The greater the standard deviation, the greater a fund’s volatility. For the Morningstar Small Blend Category: © 2017 Morningstar. All Rights Reserved. The information regarding the category in this piece is: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The Morningstar Style Map uses proprietary scores of a stock’s value and growth characteristics to determine its placement in one of the five categories listed on the horizontal axis. These characteristics are then compared to those of other stocks within the same market capitalization band. Each is scored from zero to 100 for both value and growth attributes. The value score is subtracted from the growth score to determine the overall style score. For the vertical, market cap axis, Morningstar subdivides into size groups. Giant-cap stocks are defined as those that account for the top 40% of the capitalization of each style zone; large-cap stocks represent the next 30%; mid-cap stocks the next 20%; small-cap stocks the next 7%; micro-cap stocks the smallest 3%. Investments in securities of micro-cap, small-cap, and/or mid-cap companies may involve considerably more risk than investments in securities of larger-cap companies. (Please see “Primary Risks for Fund Investors” in the prospectus.) Investments in foreign securities, which generally may involve political, economic, currency, and other risks not encountered in U.S. investments. (Please see “Investing in Foreign Securities” in the prospectus.) A Fund that invests a significant portion of its assets in a limited number of stocks may be subject to considerably more risk than a more broadly diversified Fund because a decline in the value of any of these stocks would cause that Fund’s overall value to decline to a greater degree. A broadly diversified portfolio does not, however, ensure a profit for a Fund or guarantee against loss. Please read the prospectus carefully before investing or sending money. A copy of the Funds’ current prospectus and Statement of Additional Information may be obtained by calling (800) 221-4268 or by visiting www.roycefunds.com. All publicly released material Fund information is disclosed by the Funds on their website at www.roycefunds.com. The Royce Funds is a service mark of The Royce Funds. Distributor: Royce Fund Services, LLC.

Forward-Looking Statements
This material contains forward-looking statements within the meaning of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that involve risks and uncertainties, including, among others, statements as to:
•	the Funds’ future operating results,
•	the prospects of the Funds’ portfolio companies,
•	the impact of investments that the Funds have made or may make, the dependence of the Funds’ future success on the general economy and its impact on the companies and industries in which the Funds invest, and
•	the ability of the Funds’ portfolio companies to achieve their objectives.
This review and report use words such as “anticipates,” “believes,” “expects,” “future,” “intends,” and similar expressions to identify forward-looking statements. Actual results may differ materially from those projected in the forward-looking statements for any reason.
The Royce Funds have based the forward-looking statements included in this review and report on information available to us on the date of the report, and we assume no obligation to update any such forward-looking statements. Although The Royce Funds undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events, or otherwise, you are advised to consult any additional disclosures that we may make through future shareholder communications or reports.

Proxy Voting
A copy of the policies and procedures that The Royce Funds use to determine how to vote proxies relating to portfolio securities and information regarding how each of The Royce Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, on The Royce Funds’ website at www.roycefunds.com, by calling (800) 221-4268 (toll-free) and on the website of the Securities and Exchange Commission (“SEC”) at www.sec.gov.

Form N-Q Filing
The Funds file their complete schedules of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Royce Funds’ holdings are also on the Funds’ website approximately 15 to 20 days after each calendar quarter end and remain available until the next quarter’s holdings are posted. The Funds’ Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at (202) 942-8090. The Funds’ complete schedules of investments are updated quarterly and are available at www.roycefunds.com.

128 | The Royce Funds 2017 Annual Report to Shareholders

About The Royce Funds	Contact Us

Unparalleled Knowledge + Experience
Pioneers in small-cap investing, with 40+ years of experience, depth of knowledge, and focus.
Independent Thinking
The confidence to go against consensus, the insight to uncover opportunities others might miss, and the tenacity to stay the course through market cycles.	GENERAL INFORMATION General Royce Funds information including: • How to open an account • An overview of our firm and Funds • Ordering literature including Prospectuses (800) 221-4268
Specialized Approaches Strategies that use value, core, or growth investment approaches to select micro-cap, small-cap, and mid-cap companies.	ACCOUNT INFORMATION Speak with a representative about: • Your account, transactions, and forms (800) 841-1180
Unwavering Commitment
Our team of 17 portfolio managers have significant personal investments in the strategies they manage.	FINANCIAL ADVISORS, CONSULTANTS,
AND INSTITUTIONS
Speak with your regional Royce contact regarding:
• Scheduling a meeting or call
• Information about our firm, strategies, and funds
• Resources for financial professionals, such as
  portfolio attribution reports
(800) 337-6923

AUTOMATED ACCOUNT INFORMATION 24-hour Automated Telephone Service (800) 878-6923

Item 2. Code(s) of Ethics. As of the end of the period covered by this report, the Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

(a)(1)	The Board of Trustees of the Registrant has determined that it has an audit committee financial expert.

(a)(2)	Arthur S. Mehlman and Patricia W. Chadwick were designated by the Board of Trustees as the Registrant’s Audit Committee Financial Experts, effective April 15, 2004 and April 8, 2010, respectively. Mr. Mehlman and Ms. Chadwick are “independent” as defined under Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees:

Year ended December 31, 2017 - $380,325

Year ended December 31, 2016 - $390,287

(b)	Audit-Related Fees:

Year ended December 31, 2017 - $0

Year ended December 31, 2016 - $0

(c)	Tax Fees:

Year ended December 31, 2017 - $170,800 – Preparation of tax returns and excise tax review

Year ended December 31, 2016 - $186,960 – Preparation of tax returns and excise tax review

(d)	All Other Fees:

Year ended December 31, 2017 - $0

Year ended December 31, 2016 - $0

(e)(1)   Annual Pre-Approval: On an annual basis, the Registrant’s independent auditor submits to the Audit Committee a schedule of proposed audit, audit-related, tax and other non-audit services to be rendered to the Registrant and/or investment adviser(s) for the following year that require pre-approval by the Audit Committee. This schedule provides a description of each type of service that is expected to require pre-approval and the maximum fees that can be paid for each such service without further Audit Committee approval. The Audit Committee then reviews and determines whether to approve the types of scheduled services and the projected fees for them. Any subsequent revision to already pre-approved services or fees (including fee increases) are presented for consideration at the next regularly scheduled Audit Committee meeting, as needed.

If subsequent to the annual pre-approval of services and fees by the Audit Committee, the Registrant or one of its affiliates determines that it would like to engage the Registrant’s independent auditor to perform a service not already pre-approved, the request is to be submitted to the Registrant’s Chief Financial Officer, and if he or she determines that the service fits within the independence guidelines (e.g., it is not a prohibited service), he or she will then arrange for a discussion of the proposed service and fee to be included on the agenda for the next regularly scheduled Audit Committee meeting so that pre-approval can be considered.

Interim Pre-Approval: If, in the judgment of the Registrant's Chief Financial Officer, a proposed engagement needs to commence before the next regularly scheduled Audit Committee meeting, he or she shall submit a written summary of the proposed engagement to all members of the Audit Committee, outlining the services, the estimated maximum cost, the category of the services (e.g., audit, audit-related, tax or other) and the rationale for engaging the Registrant’s independent auditor to perform the services. To the extent the proposed engagement involves audit, audit-related or tax services, any individual member of the Audit Committee who is an independent Board member is authorized to pre-approve the engagement. To the extent the proposed engagement involves non-audit services other than audit-related or tax, the Chairman of the Audit Committee is authorized to pre-approve the engagement. The Registrant’s Chief Financial Officer will arrange for this interim review and coordinate with the appropriate member(s) of the Committee. The independent auditor may not commence the engagement under consideration until the Registrant’s Chief Financial Officer has informed the auditor in writing that pre-approval has been obtained from the Audit Committee or an individual member who is an independent Board member. The member of the Audit Committee who pre-approves any engagements in between regularly scheduled Audit Committee meetings is to report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regularly scheduled meeting.

(e)(2)  Not Applicable

(f)    Not Applicable

(g)        Year ended December 31, 2017 - $170,800

Year ended December 31, 2016 - $186,960

(h)   No such services were rendered during 2017 or 2016.

Item 5. Audit Committee of Listed Registrants. Not Applicable.

Item 6. Investments.

(a) See Item 1.

(b) Not Applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not Applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not Applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not Applicable

Item 10. Submission of Matters to a Vote of Security Holders. Not Applicable.

Item 11. Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control over Financial Reporting. There were no significant changes in Registrant's internal control over financial reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses during the second fiscal quarter of the period covered by this report.

Item 12. Exhibits. Attached hereto.

(a)(1) The Registrant’s code of ethics pursuant to Item 2 of Form N-CSR.

(a)(2) Separate certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not Applicable

(b) Separate certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE ROYCE FUND

BY: /s/ Christopher D. Clark

Christopher D. Clark

President

Date: February 28, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

THE ROYCE FUND	THE ROYCE FUND

BY:/s/ Christopher D. Clark	BY: /s/ Peter K. Hoglund
Christopher D. Clark	Peter K. Hoglund
President	Treasurer

Date: February 28, 2018	Date: February 28, 2018